UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 33-32216

Name of Registrant: VANGUARD VARIABLE INSURANCE FUND

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2003  - December 31, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) VARIABLE INSURANCE FUND

DECEMBER 31, 2003

ANNUAL REPORT

MONEY MARKET PORTFOLIO
SHORT-TERM CORPORATE PORTFOLIO
TOTAL BOND MARKET INDEX PORTFOLIO
HIGH YIELD BOND PORTFOLIO
BALANCED PORTFOLIO
EQUITY INCOME PORTFOLIO
DIVERSIFIED VALUE PORTFOLIO
TOTAL STOCK MARKET INDEX PORTFOLIO
EQUITY INDEX PORTFOLIO
MID-CAP INDEX PORTFOLIO
GROWTH PORTFOLIO
CAPITAL GROWTH PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
INTERNATIONAL PORTFOLIO
REIT INDEX PORTFOLIO

THE VANGUARD GROUP(R) LOGO

HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about your portfolio's return and presents data and analysis that provide insight into the portfolio's performance and investment approach.

By reading the analysis that accompanies your portfolio's results, you'll get an understanding of how the portfolio invests and how the market environment affected its performance. The statistical information that follows can help you understand how the portfolio's performance and characteristics stack up against those of similar mutual funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the portfolio are spelled out in the prospectus.

MARKET PERSPECTIVE

Dear Planholder,

During 2003, the stock market recovered from its long downturn in spectacular fashion. The Wilshire 5000 Total Market Index returned 31.6%, its best calendar-year showing since 1995. Overall, returns were modest in the fixed income markets, though the relatively subdued big picture obscured significant differences between the performances of high- and low-quality bonds.

This report begins with a look at the market environment. On the following pages, you'll find details about the performance of your portfolio holdings.



/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
THE VANGUARD GROUP

JANUARY 22, 2004

STOCKS REBOUNDED FROM A FIERCE BEAR MARKET

In March 2003, the start and subsequent swift conclusion of major combat operations in Iraq relieved widespread anticipation and uncertainty that had cast a pall over the financial markets for months. Stocks rallied as investors displayed a renewed appetite for risk. Other factors contributed to the recovery as well: the Federal Reserve Board's reduction of short-term interest rates to a 45-year low; the U.S. dollar's decline, which aided businesses dependent on exports and profits from operations overseas; a four-decade low in mortgage loan rates, which spurred home-buying and freed up cash through refinancing; tax cuts and refunds to consumers, who were more than willing to spend the windfall; and a spike in corporate America's capital spending. These positives added up to the broad economy's most rapid acceleration in years--annualized growth of 8.2% in the third quarter.

--------------------------------------------------------------------------------
MARKET BAROMETER                               AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED DECEMBER 31, 2003
                                         ---------------------------------------
                                               ONE        THREE            FIVE
                                              YEAR        YEARS           YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)              29.9%        -3.8%            -0.1%
Russell 2000 Index (Small-caps)              47.3          6.3              7.1
Wilshire 5000 Index (Entire market)          31.6         -2.5              0.4
MSCI All Country World Index Free
  ex USA (International)                     41.4         -1.0              1.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   4.1%         7.6%             6.6%
  (Broad taxable market)
Lehman Municipal Bond Index                   5.3          6.7              5.8
Citigroup 3-Month Treasury Bill Index         1.1          2.3              3.5
================================================================================
CPI
Consumer Price Index                          1.9%         1.9%             2.4%
--------------------------------------------------------------------------------

By most gauges, growth and value stocks--whose prices reflect, respectively, a premium or a discount relative to company earnings, book value, or other measures--provided similar returns. However, as a group small-capitalization stocks outpaced large-caps by a substantial margin, with the small-cap Russell 2000 Index outperforming the mid- to large-cap Russell 1000 Index by 17.4 percentage points.

Overseas markets--particularly emerging markets--also posted outstanding gains, surpassing the return of the U.S. stock market. For U.S.-based investors, the falling dollar augmented returns from securities denominated in most other currencies.

"JUNK" REIGNED SUPREME

Investors' renewed appetite for risk was also evident in the fixed income markets. Bonds from companies with below-investment-grade credit ratings (popularly known as "junk" bonds) surged 29.0% during the 12 months, as measured by the Lehman Brothers High Yield Bond Index.

At the other extreme of the credit-quality spectrum, U.S. Treasury securities at first seemed poised for a fourth straight year of outstanding gains. By June, the rising price of the 10-year Treasury note drove its yield down to just above 3%--a level not seen since Dwight D. Eisenhower occupied the Oval Office. However, the prices of Treasuries subsequently fell, and by year-end the 10-year note's yield stood at 4.25%, up 44 basis points (0.44 percentage point) from the beginning of the year. The Lehman Aggregate Bond Index, the benchmark for the broad U.S. investment-grade taxable bond market, earned 4.1%.

As mentioned earlier, short-term interest rates hit historical lows during 2003. On top of rate cuts made in previous years to bolster the economy, the Fed slashed the target federal funds rate in June by 25 basis points to 1.00%. The yield of the 3-month Treasury bill, a proxy for money market rates, ended the year at 0.92%, 27 basis points lower than at the start of 2003.

VANGUARD(R)MONEY MARKET PORTFOLIO

The Money Market Portfolio returned 1.0% during 2003, reflecting the extremely low level of short-term interest rates. Though small, the portfolio's return was more than twice that of its average peer mutual fund--largely because of our lower expenses.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns for the last decade. Please note that the portfolio returns in Vanguard Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The Federal Reserve Board's cutting of short-term interest rates over the past several years--including a 0.25-percentage-point cut in June--has had a decidedly negative impact on money market yields. The yield of the 3-month U.S. Treasury bill, which stood near 6% just three years ago, has been hovering close to 1% since late August. Your portfolio, which invests exclusively in very-short-term securities, also now pays far less income than it once did. As of December 31, the portfolio's yield was 0.91%, compared with 1.31% a year earlier.

--------------------------------------------------------------------------------
TOTAL RETURNS                                             TEN YEARS ENDED
                                                         DECEMBER 31, 2003
                                                 -------------------------------
                                                   AVERAGE           FINAL VALUE
                                      YEAR ENDED    ANNUAL          OF A $10,000
                               DECEMBER 31, 2003    RETURN    INITIAL INVESTMENT
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO*                     1.0%      4.5%               $15,552
  (SEC 7-Day Annualized Yield: 0.91%)
Citigroup 3-Month Treasury Bill Index       1.1       4.3                 15,227
Average Money Market Fund**                 0.4       3.8                 14,589
--------------------------------------------------------------------------------
*An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.
**Derived from data provided by Lipper Inc.


THE PORTFOLIO FARED WELL IN RELATIVE TERMS

The Money Market Portfolio met its objective of providing income while maintaining liquidity and a stable share price of $1. Though yields were extremely low all year, the portfolio's result was much better than that of its average peer, in part because of the diligence of its investment advisor, Vanguard Fixed Income Group. Anticipating further rate cuts by the Fed, the advisor locked in higher rates by keeping the portfolio's average maturity slightly longer than its normal level.

As of December 31, the portfolio's average weighted maturity was 60 days.

Consistent with the portfolio's conservative investment philosophy, the advisor continued to diversify assets across a range of money market instruments. The advisor, however, did make some changes in the allocation of assets between Treasury securities and other types of short-term debt instruments, capturing modest improvements in income where possible. At year-end, the portfolio held 43% of its assets in Treasury and agency securities, with the remainder in commercial paper and certificates of deposit.

LOW COST, SOLID MANAGEMENT COUNT IN LONG TERM

During the ten years ended December 31, the Money Market Portfolio returned an annualized average of 4.5%, 0.7 percentage point better than the 3.8% return of the average money market portfolio. As the table at left shows, a hypothetical investment of $10,000 in the Money Market Portfolio made on December 31, 1993, would have grown to $15,552. In the average competitor, the same initial investment would have risen to just $14,589, a shortfall of $963.

One of the primary differences that set the Money Market Portfolio apart from its competitors is the skillful guidance of the Fixed Income Group.
Another important difference is costs. Your portfolio's costs are significantly lower than those of most other money market funds, which places your investment in a favorable competitive position for both the short and long run. For more information about costs, see the page titled "About Your Portfolio's Expenses."

THE ROLE OF MONEY MARKET FUNDS

Without a doubt, the low yields of fixed income portfolios have made them seem unattractive in recent months. At this point, many investors may be asking themselves what there is to gain from money market investments in particular.

Although money market investments haven't generated much income recently, they continue to serve as an excellent way to preserve principal. When yields rise, as they eventually will, money market portfolios will again offer more attractive levels of income.

Thank you for entrusting your investment assets to Vanguard.

------------------------------------------------
PORTFOLIO PROFILE         MONEY MARKET PORTFOLIO
                         AS OF DECEMBER 31, 2003
------------------------------------------------
FINANCIAL ATTRIBUTES
Yield                                       0.9%
Average Weighted Maturity                60 days
Average Quality                              Aaa
Expense Ratio                              0.20%
------------------------------------------------


------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
Treasury/Agency/GSEs*                        43%
Aaa                                          12
Aa                                           41
A                                             4
------------------------------------------------
Total                                       100%
------------------------------------------------

------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
Finance
  Certificates of Deposit                    17%
  Commercial Paper                           30
Other Commercial Paper                       10
Repurchase Agreement                          2
Treasury/Agency                              41
------------------------------------------------
Total                                       100%
------------------------------------------------

*Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.
YIELD. A snapshot of a money market fund's interest income. The yield, expressed as a percentage of net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                       MONEY MARKET PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares. The portfolio's SEC 7-day annualized yield reflects the current earnings of the portfolio more closely than does the annual return shown.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE DECEMBER 31, 1993-DECEMBER 31, 2003

[MOUNTAIN CHART]
--------------------------------------------------------------------------------
                            CITIGROUP        AVERAGE
          MONEY MARKET        3-MONTH   MONEY MARKET
YEAR        PORTFOLIO*   T-BILL INDEX         FUND**
----------------------------------------------------
199312           10000          10000          10000
199403           10076          10078          10065
199406           10169          10176          10147
199409           10285          10289          10246
199412           10420          10422          10365
199503           10571          10567          10502
199506           10726          10720          10645
199509           10879          10871          10784
199512           11032          11020          10922
199603           11176          11161          11051
199606           11321          11303          11180
199609           11477          11450          11311
199612           11631          11598          11446
199703           11782          11745          11577
199706           11940          11897          11718
199709           12106          12050          11861
199712           12276          12206          12007
199803           12443          12363          12151
199806           12612          12520          12300
199809           12785          12678          12446
199812           12952          12823          12588
199903           13109          12964          12722
199906           13266          13111          12854
199909           13436          13265          12995
199912           13623          13431          13153
200003           13820          13611          13323
200006           14037          13806          13505
200009           14269          14011          13700
200012           14504          14232          13903
200103           14716          14429          14080
200106           14888          14584          14215
200109           15031          14717          14317
200112           15135          14814          14381
200203           15210          14878          14426
200206           15277          14943          14465
200209           15340          15007          14497
200212           15396          15065          14525
200303           15442          15111          14550
200306           15481          15154          14570
200309           15516          15190          14578
200312           15552          15227          14589
----------------------------------------------------


--------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED DECEMBER 31, 2003
                            ----------------------------------       FINAL VALUE
                                ONE        FIVE       TEN           OF A $10,000
                               YEAR       YEARS     YEARS             INVESTMENT
--------------------------------------------------------------------------------
Money Market Portfolio         1.01%       3.73%     4.51%               $15,552
Citigroup 3-Month T-Bill Index 1.07        3.50      4.29                 15,227
Average Money Market Fund*     0.44        2.99      3.85                 14,589
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1993-DECEMBER 31, 2003

[BAR CHART]
--------------------------------------------------------------------------------
                                    AVERAGE
               MONEY MARKET    MONEY MARKET
FISCAL YEAR      PORTFOLIO*          FUND**
-------------------------------------------
       1994             4.2             3.7
       1995             5.9             5.4
       1996             5.4             4.8
       1997             5.6             4.9
       1998             5.5             4.8
       1999             5.2             4.5
       2000             6.5             5.7
       2001             4.4             3.4
       2002             1.7               1
       2003               1             0.4
-------------------------------------------
*Derived from data provided by Lipper Inc.

Note: See FINANCIAL HIGHLIGHTS table for dividend information.

--------------------------------------------------------------------------------
ABOUT YOUR PORTFOLIO'S EXPENSES                           MONEY MARKET PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

----------------------------------------------------------------------
                        COST OF $10,000     PORTFOLIO      PEER GROUP*
                INVESTMENT IN PORTFOLIO EXPENSE RATIO    EXPENSE RATIO
----------------------------------------------------------------------
Money Market Portfolio              $20         0.20%            0.92%
----------------------------------------------------------------------
*Average Money Market Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.


-------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS AS OF DECEMBER 31, 2003
STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------
                                                                            FACE     MARKET
                                                        MATURITY          AMOUNT     VALUE+
MONEY MARKET PORTFOLIO                     YIELD*           DATE           (000)      (000)
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (41.2%)
-------------------------------------------------------------------------------------------
Federal Home Loan Bank**                   1.066%      1/28/2004          30,000     29,976
Federal Home Loan Bank**                   1.063%      1/30/2004          12,000     11,990
Federal Home Loan Bank**                   1.063%       2/4/2004           2,000      1,998
Federal Home Loan Bank**                   1.062%      2/13/2004          12,500     12,484
Federal Home Loan Bank**                   1.048%      3/24/2004          20,000     19,952
Federal National Mortgage Assn.**          1.078%       2/4/2004          46,000     45,953
Federal National Mortgage Assn.**   1.078%-1.083%      2/11/2004          12,000     11,985
Federal National Mortgage Assn.**          1.073%      2/18/2004          30,000     29,957
U.S. Treasury Bill                          1.03%      2/12/2004          15,000     14,982
U.S. Treasury Bill                         1.051%       3/4/2004          32,000     31,941
U.S. Treasury Bill                          1.02%      3/11/2004           4,000      3,992
U.S. Treasury Bill                         1.025%      4/22/2004          25,000     24,921
U.S. Treasury Bill                  1.015%-1.025%      4/29/2004          55,000     54,816
U.S. Treasury Bill                          1.05%       5/6/2004          25,000     24,909
U.S. Treasury Bill                         1.053%      5/13/2004          25,000     24,903
U.S. Treasury Note                         0.987%      5/15/2004          10,000     10,231
-------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $354,990)                                                                   354,990
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (39.9%)
-------------------------------------------------------------------------------------------
FINANCE--AUTOMOBILES (4.4%)
BMW U.S. Capital Corp.                      1.05%      1/21/2004           2,000      1,999
DaimlerChrysler Rev. Auto Conduit LLC      1.102%      2/18/2004           8,850      8,837
New Center Asset Trust                     1.093%      2/23/2004          17,800     17,771
Toyota Motor Credit                        1.102%      1/13/2004(1)          300        300
Toyota Motor Credit                        1.073%      2/10/2004(1)        8,675      8,665
                                                                                -----------
                                                                                     37,572
                                                                                -----------
FINANCE--OTHER (10.0%)
American Express Credit Corp.              1.052%      1/21/2004           4,400      4,397
Asset Securitization Cooperative Co.       1.102%       1/9/2004(1)        4,400      4,399
Delaware Funding                           1.081%      1/28/2004(1)        4,350      4,346
General Electric Capital Corp.             1.093%      3/11/2004           8,700      8,682
Govco Inc.                                 1.103%      1/21/2004(1)        9,160      9,154
Govco Inc.                                 1.093%      2/20/2004(1)        1,400      1,398
Govco Inc.                                 1.097%       3/5/2004(1)        5,675      5,664
Old Line Funding Corp.                     1.092%      1/15/2004(1)          625        625
Old Line Funding Corp.                     1.092%      1/23/2004(1)        1,580      1,579
Old Line Funding Corp.                     1.091%      1/28/2004(1)       15,500     15,487
Preferred Receivables Funding Co.          1.081%      1/22/2004(1)        4,300      4,297
Private Export Funding Corp.               1.052%      3/16/2004(1)        4,000      3,991
Ticonderoga Funding LLC                    1.092%      1/27/2004           3,200      3,198
Ticonderoga Funding LLC                    1.102%      2/19/2004(1)        5,560      5,552
Triple A One Funding Corp.                 1.081%      1/22/2004(1)        1,430      1,429
Triple A One Funding Corp.                 1.081%      1/26/2004(1)        3,531      3,528
Triple A One Funding Corp.                 1.091%      1/30/2004(1)        3,800      3,797
Variable Funding Capital Corp.             1.092%      1/12/2004(1)        4,400      4,399
                                                                                -----------
                                                                                     85,922
                                                                                -----------
FOREIGN BANKS (12.6%)
ABN-AMRO North America Finance Inc.        1.153%       2/3/2004             500        499
ABN-AMRO North America Finance Inc.        1.093%      2/17/2004           2,500      2,496
ABN-AMRO North America Finance Inc.        1.072%       3/4/2004           5,700      5,689
ANZ (Delaware) Inc.                        1.083%       3/5/2004           8,700      8,684
CBA (Delaware) Finance Inc.                1.093%       2/3/2004           5,900      5,894
CBA (Delaware) Finance Inc.                1.102%      2/20/2004           1,900      1,898
CBA (Delaware) Finance Inc.                1.083%      3/10/2004             900        898
Danske Corp.                               1.103%      1/12/2004             900        900
Danske Corp.                               1.093%      1/14/2004           1,370      1,369
Danske Corp.                               1.102%      1/21/2004           1,200      1,199
Danske Corp.                               1.082%      2/10/2004           3,350      3,346
Danske Corp.                               1.103%       3/3/2004           1,518      1,515

                                       5


-------------------------------------------------------------------------------------------
                                                                            FACE     MARKET
                                                        MATURITY          AMOUNT     VALUE+
MONEY MARKET PORTFOLIO                     YIELD*           DATE           (000)      (000)
-------------------------------------------------------------------------------------------
Danske Corp.                               1.102%       3/8/2004             200        200
Dexia Delaware                             1.092%      2/18/2004           4,000      3,994
Dexia Delaware                             1.103%      2/23/2004           2,130      2,127
European Investment Bank                   1.052%      3/15/2004           8,725      8,706
HBOS Treasury Services PLC                 1.123%      1/23/2004             700        700
HBOS Treasury Services PLC                 1.113%       2/3/2004             500        499
HBOS Treasury Services PLC                 1.103%      3/12/2004             433        432
HBOS Treasury Services PLC                 1.103%      3/16/2004             500        499
HBOS Treasury Services PLC                 1.103%      3/17/2004           1,200      1,197
HBOS Treasury Services PLC                 1.103%      3/18/2004             600        599
HBOS Treasury Services PLC                 1.103%      3/19/2004           2,700      2,694
HSBC USA, Inc.                             1.082%      1/12/2004             300        300
HSH Nordbank AG                            1.093%      2/17/2004(1)        8,960      8,947
ING (U.S.) Funding LLC                     1.102%      1/23/2004             990        989
ING (U.S.) Funding LLC                     1.083%      3/16/2004           7,700      7,683
National Australia Funding (Delaware) Inc. 1.072%       3/2/2004           8,700      8,684
Royal Bank of Scotland PLC                 1.073%      3/19/2004           7,700      7,682
Societe Generale NA Inc.                   1.083%      3/10/2004             700        699
UBS Finance (Delaware), Inc.               1.093%      1/20/2004           7,420      7,416
UBS Finance (Delaware), Inc.               1.093%      1/21/2004           1,300      1,299
WestPac Capital Corp.                      1.102%      1/28/2004             700        699
WestPac Capital Corp.                      1.102%       2/5/2004             900        899
WestPac Trust Securities New Zealand Ltd.  1.103%      1/28/2004           2,000      1,998
WestPac Trust Securities New Zealand Ltd.  1.093%       2/5/2004           1,500      1,498
WestPac Trust Securities New Zealand Ltd.  1.103%      2/12/2004           1,130      1,129
WestPac Trust Securities New Zealand Ltd.  1.082%      2/13/2004           2,600      2,597
                                                                                -----------
                                                                                    108,553
                                                                                -----------
FOREIGN FINANCE--OTHER (2.0%)
CDC Commercial Paper Corp.                 1.093%      2/13/2004(1)        7,875      7,865
CDC Commercial Paper Corp.                 1.083%      3/19/2004(1)          900        898
KFW International Finance Inc.             1.103%      2/23/2004(1)        6,550      6,539
KFW International Finance Inc.             1.082%       3/4/2004(1)        1,550      1,547
KFW International Finance Inc.             1.072%       3/9/2004(1)          600        599
                                                                                -----------
                                                                                     17,448
                                                                                -----------
FOREIGN GOVERNMENT (1.6%)
Oesterreichische Kontrollbank              1.062%       2/6/2004           9,000      8,990
Province of Quebec                         1.051%      1/28/2004           4,350      4,347
                                                                                -----------
                                                                                     13,337
                                                                                -----------
FOREIGN INDUSTRIAL (5.6%)
BP America Inc.                            1.062%      3/15/2004           8,700      8,681
GlaxoSmithKline Finance PLC                1.061%      2/10/2004(1)        8,700      8,690
Nestle Capital Corp.                       1.072%       2/5/2004(1)        8,970      8,961
Network Rail CP Finance PLC                1.103%       2/2/2004(1)        9,000      8,991
Shell Finance (U.K.) PLC                   1.072%      1/15/2004           1,800      1,799
Shell Finance (U.K.) PLC                   1.072%       2/3/2004             660        659
Shell Finance (U.K.) PLC                   1.072%      2/12/2004           6,205      6,197
Unilever Capital                           1.061%      1/28/2004(1)        4,300      4,297
                                                                                -----------
                                                                                     48,275
                                                                                -----------
INDUSTRIAL (2.7%)
Chevron Texaco Funding Corp.               1.052%      2/12/2004           3,000      2,996
Chevron Texaco Funding Corp.               1.052%      3/15/2004           3,000      2,995
Pfizer Inc.                                1.041%      1/16/2004(1)        8,800      8,796
Procter & Gamble                           1.063%       3/5/2004(1)        8,800      8,783
                                                                                -----------
                                                                                     23,570
                                                                                -----------
INSURANCE (1.0%)
AIG Funding Inc.                           1.052%      1/21/2004           4,400      4,397
Pacific Life Insurance Co.                  1.04%      1/16/2004           4,525      4,523
                                                                                -----------
                                                                                      8,920
                                                                                -----------
-------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (COST $343,597)                                                                   343,597
-------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--U.S. BRANCHES (13.2%)
-------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--U.S. BANKS (2.0%)
State Street Bank & Trust                   1.08%      2/10/2004           7,200      7,200
State Street Bank & Trust                   1.07%      3/10/2004           1,500      1,500

                                       6

-------------------------------------------------------------------------------------------
                                                                            FACE     MARKET
                                                        MATURITY          AMOUNT     VALUE+
MONEY MARKET PORTFOLIO                     YIELD*           DATE           (000)      (000)
-------------------------------------------------------------------------------------------
Wells Fargo Bank, NA                        1.05%      2/17/2004           8,700      8,700
                                                                                -----------
                                                                                     17,400
                                                                                -----------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (11.2%)
Abbey National Treasury Services
  (Stamford Branch)                         1.05%      1/26/2004           4,300      4,300
Bank of Montreal (Chicago Branch)           1.09%      2/12/2004           4,400      4,400
Bank of Montreal (Chicago Branch)           1.09%       3/8/2004           4,300      4,300
Bank of Nova Scotia (New York Branch)       1.08%       2/2/2004           4,400      4,400
Bayerische Landesbank Girozentrale
  (New York Branch)                         1.07%      1/15/2004           4,400      4,400
BNP Paribas (New York Branch)               1.09%      1/20/2004           1,400      1,400
BNP Paribas (New York Branch)              1.085%      1/27/2004           7,700      7,700
Credit Agricole Indosuez (New York Branch)  1.08%       2/5/2004           8,500      8,500
Credit Agricole Indosuez (New York Branch)  1.07%      3/19/2004             450        450
Deutsche Bank AG (New York Branch)          1.08%       3/4/2004           8,700      8,700
Dexia Bank (New York Branch)                1.08%      2/27/2004           2,750      2,750
Fortis Bank NV-SA (New York Branch)         1.08%      1/22/2004           8,500      8,500
Fortis Bank NV-SA (New York Branch)         1.09%       2/6/2004             500        500
HSBC Bank USA (New York Branch)             1.05%      1/20/2004           4,400      4,400
Landesbank Hessen-Thueringen
  (New York Branch)                         1.11%       3/4/2004           8,800      8,800
Lloyds Bank (New York Branch)               1.09%       3/8/2004           8,800      8,800
Rabobank Nederlanden (New York Branch)      1.07%      3/17/2004           8,700      8,700
Royal Bank of Scotland PLC
  (New York Branch)                         1.08%      1/12/2004           1,000      1,000
Svenska Handelsbanken AB (New York Branch)  1.08%      1/15/2004           4,400      4,400
                                                                                -----------
                                                                                     96,400
                                                                                -----------
-------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
  (COST $113,800)                                                                   113,800
-------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (3.7%)
-------------------------------------------------------------------------------------------
Barclays Bank PLC                           1.09%      1/30/2004           9,000      9,000
HBOS PLC                                    1.12%      1/22/2004           2,000      2,000
HSBC Bank PLC                               1.09%      3/10/2004           4,000      4,000
Landesbank Baden-Wuerttemberg               1.10%      1/23/2004           9,000      9,000
Societe Generale                            1.08%      3/10/2004           8,000      8,000
-------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
  (COST $32,000)                                                                     32,000
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.3%)
-------------------------------------------------------------------------------------------
Collateralized by U.S. Government Obligations in a Pooled Cash Account
  (Cost $19,681)                           0.982%       1/2/2004          19,681     19,681
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $864,068)                                                                   864,068
-------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
-------------------------------------------------------------------------------------------
Other Assets--Note B                                                                  2,988
Liabilities                                                                         (5,170)
                                                                                -----------
                                                                                    (2,182)
                                                                                -----------
-------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------
Applicable to 861,770,432 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)                          $861,886
===========================================================================================
NET ASSET VALUE PER SHARE                                                             $1.00
===========================================================================================

+See Note A in Notes to Financial Statements.
*Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
**The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line-of-credit), would require congressional action.
(1) Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At December 31, 2003, the value of these securities was $153,523,000, representing 17.8% of net assets.

----------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                                  AMOUNT     PER
                                                   (000)   SHARE
----------------------------------------------------------------
Paid-in Capital                                 $861,771   $1.00
Undistributed Net Investment Income                   --      --
Accumulated Net Realized Gains                       115      --
Unrealized Appreciation                               --      --
----------------------------------------------------------------
NET ASSETS                                      $861,886   $1.00
================================================================

---------------------------------------------------------------
STATEMENT OF OPERATIONS
---------------------------------------------------------------
                                         MONEY MARKET PORTFOLIO
                                   YEAR ENDED DECEMBER 31, 2003
                                                          (000)
---------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                              $11,662
---------------------------------------------------------------
  Total Income                                           11,662
---------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                            140
    Management and Administrative                         1,502
    Marketing and Distribution                              189
  Custodian Fees                                             19
  Auditing Fees                                              11
  Shareholders' Reports                                      38
  Trustees' Fees and Expenses                                 1
---------------------------------------------------------------
    Total Expenses                                        1,900
---------------------------------------------------------------
NET INVESTMENT INCOME                                     9,762
---------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON
  INVESTMENT SECURITIES SOLD                                 97
---------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                   --
---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                              $9,859
===============================================================


----------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------
                                          MONEY MARKET PORTFOLIO
                                         YEAR ENDED DECEMBER 31,
                                        ------------------------
                                              2003          2002
                                             (000)         (000)
----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                    $ 9,762      $ 17,025
  Realized Net Gain (Loss)                      97          (12)
  Change in Unrealized Appreciation
    (Depreciation)                              --            --
----------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations              9,859        17,013
----------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                    (9,762)      (17,025)
  Realized Capital Gain                         --            --
----------------------------------------------------------------
    Total Distributions                    (9,762)      (17,025)
----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                   439,309       544,847
  Issued in Lieu of Cash Distributions       9,762        17,025
  Redeemed                               (640,006)     (543,584)
----------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions         (190,935)        18,288
----------------------------------------------------------------
  Total Increase (Decrease)              (190,838)        18,276
----------------------------------------------------------------
NET ASSETS
  Beginning of Period                    1,052,724     1,034,448
----------------------------------------------------------------
  End of Period                          $ 861,886    $1,052,724
================================================================
(1)Shares Issued (Redeemed)
  Issued                                   439,309       544,847
  Issued in Lieu of Cash Distributions       9,762        17,025
  Redeemed                               (640,006)     (543,584)
----------------------------------------------------------------
    Net Increase (Decrease) in
      Shares Outstanding                 (190,935)        18,288
================================================================

FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                              YEAR ENDED
                                                        DECEMBER 31,                           SEPTEMBER 30,
                                                     ----------------        OCT. 1 TO   --------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        2003       2002   DEC. 31, 2001*       2001       2000         1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00      $1.00            $1.00      $1.00      $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                               .010       .017             .007       .052       .061         .050
  Net Realized and Unrealized  Gain (Loss)
    on Investments                                      --         --               --         --         --           --
-------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  .010       .017             .007       .052       .061         .050
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.010)     (.017)           (.007)     (.052)     (.061)       (.050)
  Distributions from Realized Capital Gains             --         --               --         --         --           --
-------------------------------------------------------------------------------------------------------------------------
    Total Distributions                             (.010)     (.017)           (.007)     (.052)     (.061)       (.050)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $1.00      $1.00            $1.00      $1.00      $1.00        $1.00
=========================================================================================================================
TOTAL RETURN                                         1.01%      1.73%            0.69%      5.34%      6.21%        5.09%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $862     $1,053           $1,034     $1.032       $861         $723
  Ratio of Total Expenses to Average Net Assets      0.20%      0.21%          0.18%**      0.18%      0.17%        0.20%
  Ratio of Net Investment Income to Average
    Net Assets                                       1.01%      1.71%          2.73%**      5.14%      6.06%        4.98%
=========================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized. notes to financial statements



NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers' abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.  SECURITY   VALUATION:   Securities  are  valued  at  amortized  cost,  which
approximates market value.

2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the follow- ing month.

5. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $141,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.14% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (here-after referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2004

VANGUARD(R)SHORT-TERM CORPORATE PORTFOLIO

Vanguard Short-Term Corporate Portfolio returned 3.5% during 2003, reflecting the low level of short-term interest rates. The portfolio's return compared favorably with that of its average peer mutual fund, but fell short of the return of the unmanaged Lehman Brothers 1-5 Year U.S. Credit Index, a measure of the performance of the short-term, investment-grade corporate bond market.

As investors seeking income have learned over the past few years, the decline in interest rates has slashed the yields of fixed income investments. The yield of the 3-month U.S. Treasury bill, which stood near 6% three years ago, was below 1% at year-end 2003. Your portfolio, too, which invests exclusively in short-term securities, pays substantially less income today than it did just a few years ago. As of December 31, 2003, the portfolio's yield was 2.96%, down from 3.34% at the close of 2002.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns since the portfolio's inception nearly five years ago. Please note that the portfolio returns in Vanguard Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

--------------------------------------------------------------------------------
TOTAL RETURNS                                       FEBRUARY 8, 1999* THROUGH
                                                         DECEMBER 31, 2003
                                                 -------------------------------
                                                   AVERAGE           FINAL VALUE
                                      YEAR ENDED    ANNUAL          OF A $10,000
                               DECEMBER 31, 2003    RETURN    INITIAL INVESTMENT
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE PORTFOLIO              3.5%      5.7%               $13,110
Lehman 1-5 Year U.S. Credit Index           5.4       7.1                 13,976
Average 1-5 Year
  Investment-Grade Debt Fund**              2.9       5.1                 12,748
Lehman Aggregate Bond Index                 4.1       6.8                 13,816
--------------------------------------------------------------------------------
*Portfolio inception.
**Derived from data provided by Lipper Inc.


A WEAK SECOND HALF FOLLOWED A ROUSING FIRST HALF

The year was marked by two distinct moods in the bond market. In the first half of the period, the corporate bond market was the place to be. Interest rates declined, boosting bond prices generally, and investors showed a keen appetite for bonds at the riskiest end of the spectrum, which raised the prices of corporate bonds with lower credit ratings. However, in the second half of the year, the bond rally faded as interest rates began to creep higher, and investors began to move their money back into the booming stock market.

For 2003, your portfolio delivered a strong return relative to that of its average competitor but trailed the result of the Lehman 1-5 Year U.S. Credit Index--an acceptable, but imperfect, benchmark for your portfolio. This index generally has a longer average duration (a measure of interest rate sensitivity) than the Short-Term Corporate Portfolio, which was a plus for the index in 2003 as corporate bond yields declined, giving a boost to the prices of bonds with longer durations. Concerned about the potential for rising interest rates, our investment advisor, Vanguard's Fixed Income Group, made a modest reduction in the portfolio's duration. The portfolio was also hurt by the fact that it did not hold bonds from some of the riskiest and best-performing segments of the index. (See the Portfolio Profile for more details about the portfolio's holdings.)

THE PORTFOLIO HAS GOTTEN OFF TO A FINE START

Since its inception almost five years ago, the Short-Term Corporate Portfolio has earned an average annual return of 5.7%, surpassing the 5.1% result of its average peer. A hypothetical initial investment of $10,000 in the portfolio at its inception on February 8, 1999, would have grown to $13,110 by December 31, while the same investment in the average 1-5 year investment-grade fund would have risen to just $12,748--$362 less. However, because of the benchmark's longer average duration, the portfolio's return has lagged that of the Lehman 1-5 Year U.S. Credit Index in the period.


A SIMPLE LESSON FOR LONG-TERM SUCCESS

Without a doubt, the low yields of fixed income portfolios have diminished their allure. But keep in mind that because inflation has remained remarkably subdued, the yield picture is not nearly as bleak on an inflation-adjusted basis. Even so, income is clearly hard to come by.

And that's why context is important: The reason to hold bonds in any interest rate environment is to diversify a portfolio and to generate a steady stream of income that is a more reliable (but generally lower) source of return than the long-term capital appreciation that can be expected from stocks. Because of its emphasis on high credit quality and its limited sensitivity to changes in interest rates, the Short-Term Corporate Portfolio can also serve as a secure, potentially higher-return alternative to money market portfolios, with only modest risk to principal.

Thank you for entrusting your investment assets to Vanguard.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                 SHORT-TERM CORPORATE PORTFOLIO
                                                         AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                        COMPARATIVE        BROAD
                                              PORTFOLIO      INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Issues                                    454       1,347        6,766
Yield                                              3.0%          --           --
Yield to Maturity                                 2.6%*        2.9%         4.2%
Average Coupon                                     4.5%        5.8%         5.7%
Average Effective Maturity                    2.0 years   2.9 years    7.6 years
Average Quality                                     Aa3          A1          Aaa
Average Duration                              1.8 years   2.6 years    4.5 years
Expense Ratio                                     0.20%          --           --
Short-Term Reserves                                  0%          --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                           TARGET                          BROAD
                           PORTFOLIO       INDEX*         PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                       0.91         1.00              0.83         1.00
Beta                            0.71         1.00              0.46         1.00
--------------------------------------------------------------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                          14%
1-3 Years                             64
3-5 Years                             23
Over 5 Years                         -1+
-----------------------------------------
Total                                100%
-----------------------------------------


---------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
---------------------------------------
Asset-Backed                        25%
Commercial Mortgage-Backed           0
Finance                             28
Foreign                              0
Government Mortgage-Backed          15
Industrial                          33
Treasury/Agency                     -8+
Utilities                            6
Other                                1
---------------------------------------
Total                              100%
---------------------------------------


-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency/GSEs++                       7%
Aaa                                         30
Aa                                          17
A                                           28
Baa                                         18
-----------------------------------------------
Total 100%
-----------------------------------------------

-----------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY       Investment Grade Corporate
AVERAGE MATURITY                          Short
-----------------------------------------------

*Lehman 1-5 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
+Figure is negative because of short positions in Treasury note and bond futures.
++Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                       EQUITY INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE FEBRUARY 8, 1999-DECEMBER 31, 2003

[MOUNTAIN CHART]

--------------------------------------------------------------------------------
           SHORT-TERM          LEHMAN        LEHMAN                      AVERAGE
            CORPORATE        1-5 YEAR     AGGREGATE                     1-5 YEAR
    YEAR    PORTFOLIO    CREDIT INDEX    BOND INDEX      INVESTMENT-GRADE FUND**
--------------------------------------------------------------------------------
2/8/1999        10000           10000         10000                        10000
  199903        10022           10061          9976                        10009
  199906        10018           10074          9888                        10012
  199909        10108           10168          9956                        10103
  199912        10215           10231          9944                        10150
  200003        10347           10347         10163                        10285
  200006        10483           10507         10340                        10428
  200009        10769           10819         10652                        10683
  200012        11049           11098         11100                        10946
  200103        11378           11504         11436                        11260
  200106        11516           11665         11501                        11362
  200109        11917           12127         12031                        11737
  200112        11917           12178         12037                        11737
  200203        11952           12180         12048                        11738
  200206        12176           12547         12493                        11956
  200209        12531           12968         13066                        12248
  200212        12661           13259         13271                        12388
  200303        12817           13500         13456                        12530
  200306        13037           13870         13793                        12725
  200309        13074           13933         13772                        12733
  200312        13110           13976         13816                        12748
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED DECEMBER 31, 2003
                              ------------------------------------   FINAL VALUE
                                                 ONE       SINCE    OF A $10,000
                                                YEAR  INCEPRION*      INVESTMENT
--------------------------------------------------------------------------------
Short-Term Corporate Portfolio                 3.55%       5.69%         $13,110
Lehman Aggregate Bond Index                    4.10        6.83           13,816
Lehman 1-5 Year U.S. Credit Index              5.40        7.08           13,976
Average 1-5 Year Investment-Grade Debt Fund**  2.90        5.09           12,748
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 8, 1999-DECEMBER 31, 2003

[BAR CHART]

------------------------------------------------
FISCAL YEAR     MONEY MARKET             AVERAGE
                  PORTFOLIO* MONEY MARKET FUND**
       1994              4.2                 3.7
       1995              5.9                 5.4
       1996              5.4                 4.8
       1997              5.6                 4.9
       1998              5.5                 4.8
       1999              5.2                 4.5
       2000              6.5                 5.7
       2001              4.4                 3.4
       2002              1.7                   1
       2003                1                 0.4




-------------------------------------------------
*February 8, 1999.
**Derived from data provided by Lipper Inc.
Note: See FINANCIAL HIGHLIGHTS table for dividend and capital gains information.

ABOUT YOUR PORTFOLIO'S EXPENSES
                                                  SHORT-TERM CORPORATE PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

-----------------------------------------------------------------------------
                                  COST OF $10,000     PORTFOLIO   PEER GROUP*
                          INVESTMENT IN PORTFOLIO EXPENSE RATIO EXPENSE RATIO
-----------------------------------------------------------------------------
Short-Term Corporate Portfolio                $20         0.20%         0.90%
-----------------------------------------------------------------------------
*Average 1-5 Year Investment-Grade Debt Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.


------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                           AS OF DECEMBER 31, 2003
STATEMENT OF NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                                         FACE   MARKET
                                                                        MATURITY       AMOUNT   VALUE+
SHORT-TERM CORPORATE PORTFOLIO                             COUPON           DATE        (000)    (000)
------------------------------------------------------------------------------------------------------
CORPORATE BONDS (83.3%)
------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (23.6%)
AESOP Funding II LLC                                        2.75%      7/20/2007 (1)(2)   850      853
American Express Credit Account Master Trust                5.60%     11/15/2006 (1)      600      607
American Express Credit Account Master Trust                5.85%     11/15/2006 (1)      300      304
Ameriquest Mortgage Securities Inc.                         2.43%      7/25/2033 (1)      800      801
ANRC Auto Owner Trust                                       3.76%     10/17/2005 (1)      236      236
Bank of America Mortgage Securities                        4.654%      6/25/2032 (1)      230      234
Bank of America Mortgage Securities                        4.428%      8/25/2032 (1)       94       95
Bank of America Mortgage Securities                        4.879%      9/25/2032 (1)      354      361
Bank of America Mortgage Securities                        4.183%      5/25/2033 (1)      906      911
Bank One Issuance Trust                                     4.16%      1/15/2008 (1)    1,500    1,548
Bank One Issuance Trust                                    1.213%     10/15/2008 (1)(3)   900      901
BMW Floorplan Master Owner Trust                            1.17%     10/17/2008 (1)    2,500    2,497
BMW Floorplan Master Owner Trust                            1.35%     10/17/2008 (1)      230      230
BMW Vehicle Owner Trust                                     1.94%      2/25/2007 (1)    1,250    1,254
BMW Vehicle Owner Trust                                     5.46%     11/25/2007 (1)      170      173
BMW Vehicle Owner Trust                                     2.53%      2/25/2008 (1)    1,250    1,248
California Infrastructure & Econ. Dev. Bank Special Purpose
  Trust PG&E-1                                              6.42%      9/25/2008 (1)    2,020    2,147
California Infrastructure & Econ. Dev. Bank Special Purpose
  Trust SCE-1                                               6.38%      9/25/2008 (1)    1,902    2,025
California Infrastructure & Econ. Dev. Bank Special Purpose
  Trust SDG&E-1                                             6.31%      9/25/2008 (1)      273      290
Capital Auto Receivables Asset Trust                        3.05%      9/15/2005 (1)    1,000    1,013
Capital Auto Receivables Asset Trust                        2.27%      1/17/2006 (1)      500      503
Capital One Multi-Asset Execution Trust                     2.95%      8/17/2009 (1)    1,500    1,501
Chase Credit Card Master Trust                              1.23%      7/15/2010 (1)(3) 1,700    1,703
Chase Funding Mortgage Loan Asset-Backed Certificates      2.727%      3/25/2020 (1)      690      691
Chase Manhattan Auto Owner Trust                            4.55%      8/15/2005 (1)      168      169
Chase Manhattan Auto Owner Trust                            3.49%      3/15/2006 (1)      298      301
Chase Manhattan Auto Owner Trust                            2.26%     11/15/2007 (1)      970      971
Citibank Credit Card Issuance Trust                         7.45%      9/15/2007 (1)      210      226
Citibank Credit Card Issuance Trust                         7.05%      9/17/2007 (1)      125      135
Citibank Credit Card Issuance Trust                         2.70%      1/15/2008 (1)    1,000    1,010
Citibank Credit Card Master Trust                           5.55%       1/9/2006 (1)      300      300
CNH Equipment Trust                                         2.47%      1/15/2008 (1)    1,020    1,020
ComEd Transitional Funding Trust                            5.44%      3/25/2007 (1)      358      368
ComEd Transitional Funding Trust                            5.63%      6/25/2009 (1)      100      107
Connecticut Rate Reduction Bond Special Purpose Trust       5.36%      3/30/2007 (1)      978    1,006
Countrywide Home Loans                                     4.508%      9/19/2032 (1)      190      192
Countrywide Home Loans                                      4.18%      5/25/2033 (1)      922      922
Countrywide Home Loans                                     3.575%     11/19/2033 (1)    1,433    1,421
DaimlerChrysler Auto Trust                                  2.12%      11/8/2006 (1)      800      803
DaimlerChrysler Auto Trust                                  2.56%      11/8/2006 (1)    2,000    2,020
DaimlerChrysler Master Owner Trust                          1.17%      2/15/2008 (1)(3)   700      701
Detroit Edison Securitization Funding LLC                   5.51%       3/1/2007 (1)      193      199
Discover Card Master Trust I                                5.30%     11/15/2006 (1)    1,500    1,522
Fannie Mae Grantor Trust                                   2.306%      1/26/2024 (1)      700      700
Fannie Mae Grantor Trust                                   2.869%     11/25/2029 (1)    1,500    1,501
Fannie Mae Whole Loan                                      3.318%     11/25/2032 (1)    5,500    5,545
Fannie Mae Whole Loan                                      2.349%     11/25/2033 (1)      380      378
Federal Home Loan Mortgage Corp. Structured
  Pass-Through Certificate                                 3.632%     11/25/2032 (1)    2,000    2,013
Federal Home Loan Mortgage Corp. Structured
  Pass-Through Certificate                                  3.41%     12/25/2032 (1)    2,000    2,011
First Union National Bank-Bank of America, N.A.
  Commercial Mortgage Trust                                6.136%      3/15/2033 (1)      130      142
Fleet Credit Card Master Trust II                           2.40%      7/15/2008 (1)      700      702
Fleet Home Equity Loan Trust                                1.37%      1/20/2033 (1)(3)   798      798
Ford Credit Auto Owner Trust                                5.01%      3/15/2006 (1)      200      206
GreenPoint Home Equity Loan Trust                          1.433%      4/15/2029 (1)(3)   595      594
Harley-Davidson Motorcycle Trust                            4.04%     10/15/2009 (1)      500      513
Harley-Davidson Motorcycle Trust                            4.50%      1/15/2010 (1)    1,000    1,036
Harley-Davidson Motorcycle Trust                            2.63%     11/15/2010 (1)      750      758
Harley-Davidson Motorcycle Trust                            2.07%      2/15/2011 (1)      800      792
Honda Auto Receivables Owner Trust                          4.67%      3/18/2005 (1)      183      184


------------------------------------------------------------------------------------------------------
                                                                                         FACE   MARKET
                                                                        MATURITY       AMOUNT   VALUE+
SHORT-TERM CORPORATE PORTFOLIO                             COUPON           DATE        (000)    (000)
------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust                          3.50%     10/17/2005 (1)      127      128
Honda Auto Receivables Owner Trust                          1.92%     11/20/2006 (1)      500      502
Honda Auto Receivables Owner Trust                          1.69%      2/21/2007 (1)    1,200    1,197
Honda Auto Receivables Owner Trust                          2.14%      4/23/2007 (1)      800      802
Honda Auto Receivables Owner Trust                          2.19%      5/15/2007 (1)      780      782
Hyundai Auto Receivables Trust                              2.33%     11/15/2007 (1)      550      550
Illinois Power Special Purpose Trust                        5.54%      6/25/2009 (1)      700      754
Marshall & Ilsley Auto Loan Trust                           2.49%     10/22/2007 (1)    2,500    2,519
MBNA Master Credit Card Trust                               6.45%      2/15/2008 (1)    1,500    1,598
MBNA Master Credit Card Trust II                            7.15%      1/15/2008 (1)      500      539
Mellon Bank Premium Finance Loan Master Trust               1.47%     12/17/2007 (1)(3)   650      651
Merrill Lynch Mortgage Investors, Inc.                      4.21%      2/25/2033 (1)    1,317    1,325
Merrill Lynch Mortgage Investors, Inc.                      4.61%      7/25/2033 (1)      763      773
Morgan Stanley Dean Witter Credit Card Home Equity Line
  of Credit Trust                                          1.389%     11/25/2015 (1)(3)   546      546
J.P. Morgan Chase Commercial Mortgage Securities Corp.      6.26%      3/15/2033 (1)      150      165
National City Auto Receivables Trust                        4.04%      7/15/2006 (1)      646      653
Nissan Auto Receivables Owner Trust                         3.58%      9/15/2005 (1)      565      569
Nissan Auto Receivables Owner Trust                         1.89%     12/15/2006 (1)      300      301
Nissan Auto Receivables Owner Trust                         2.70%     12/17/2007 (1)      920      923
Nissan Auto Receivables Owner Trust                         3.33%      1/15/2008 (1)    1,000    1,021
Onyx Acceptance Owner Trust                                 3.94%      6/15/2006 (1)      674      682
PECO Energy Transition Trust                                5.80%       3/1/2007 (1)    1,329    1,368
PECO Energy Transition Trust                                6.05%       3/1/2009 (1)      325      352
Permanent Financing PLC                                     1.29%      9/10/2010 (1)    1,530    1,530
PP&L Transition Bond Co. LLC                                7.05%      6/25/2009 (1)      125      139
Principal Residential Mortgage Capital Resources            4.55%     12/20/2004 (1)(2) 1,020    1,040
Regions Auto Receivables Trust                              2.63%      1/16/2007 (1)      700      705
Regions Auto Receivables Trust                              1.75%      5/15/2007 (1)      750      750
Regions Auto Receivables Trust                              2.31%      1/15/2008 (1)    1,275    1,278
Residential Asset Securities Corp.                          4.04%      1/25/2022 (1)      562      563
Salomon Brothers Mortgage Securities VII                   4.185%      9/25/2033 (1)    1,520    1,524
TIAA Structured Finance Collateralized Debt
  Obligations I, Ltd.                                       7.06%     11/25/2030 (1)(2)   100       97
Toyota Auto Receivables Owner Trust                         3.76%      6/15/2006 (1)      840      849
Toyota Auto Receivables Owner Trust                         2.65%     11/15/2006 (1)    1,100    1,111
Toyota Auto Receivables Owner Trust                         4.00%      7/15/2008 (1)      200      206
USAA Auto Owner Trust                                       3.20%      2/15/2006 (1)      167      168
USAA Auto Owner Trust                                       2.41%     10/16/2006 (1)    1,876    1,888
Vendee Mortgage Trust                                       5.00%      2/15/2019 (1)      260      269
Vendee Mortgage Trust                                       5.75%     12/15/2020 (1)      600      617
Volkswagen Auto Lease Trust                                 2.36%     12/20/2005 (1)    1,500    1,509
Volkswagen Auto Loan Trust                                  2.27%     10/22/2007 (1)    1,000    1,003
Wachovia Asset Securitization, Inc.                         1.38%      6/25/2033 (1)(3)   480      480
Washington Mutual Mortgage Pass-Through Certificates       5.548%      4/26/2032 (1)      163      166
Washington Mutual Mortgage Pass-Through Certificates        5.55%      4/26/2032 (1)      148      151
Washington Mutual Mortgage Pass-Through Certificates       4.424%      9/25/2032 (1)      130      131
Washington Mutual Mortgage Pass-Through Certificates        4.23%      1/25/2033 (1)      697      704
Washington Mutual Mortgage Pass-Through Certificates       3.842%      8/25/2033 (1)      401      402
Washington Mutual Mortgage Pass-Through Certificates       4.104%      9/25/2033 (1)      338      338
WFS Financial Owner Trust                                   3.81%      2/20/2007 (1)    1,407    1,427
World Omni Auto Receivables Trust                           1.98%      5/15/2007 (1)      900      902
                                                                                             ---------
                                                                                                92,039
                                                                                             ---------

FINANCE (24.9%)
Banking (11.5%)
Astoria Financial Corp.                                     5.75%     10/15/2012          500      515
Bank of America Corp.                                      7.875%      5/16/2005          500      542
Bank of America Corp.                                       4.75%     10/15/2006 +      2,450    2,587
Bank of Montreal (Chicago Branch)                           6.10%      9/15/2005          325      348
Bank One Corp.                                             7.625%       8/1/2005          570      621
Bank One Corp. (IL)                                         5.50%      3/26/2007        1,555    1,681
Bank One Corp. (TX)                                         6.25%      2/15/2008          425      470
Bayerische Landesbank (New York Branch)                     5.00%      7/20/2004        1,000    1,017
BB&T Corp.                                                  7.25%      6/15/2007          630      716
Citicorp Lease Pass-Through Trust                           7.22%      6/15/2005 (1)(2)   163      174
Citigroup Inc.                                              5.50%       8/9/2006        2,875    3,082
Credit Suisse First Boston USA Inc.                        5.875%       8/1/2006          250      270


------------------------------------------------------------------------------------------------------
                                                                                         FACE   MARKET
                                                                        MATURITY       AMOUNT   VALUE+
SHORT-TERM CORPORATE PORTFOLIO                             COUPON           DATE        (000)    (000)
------------------------------------------------------------------------------------------------------
First Bank System, Inc.                                    6.875%      9/15/2007          200      225
Firstar Bank Milwaukee NA                                   7.80%       7/5/2010          300      325
Golden West Financial                                      4.125%      8/15/2007        1,900    1,958
GreenPoint Financial Corp.                                  3.20%       6/6/2008          950      926
HBOS Treasury Services                                      2.25%       5/1/2006 (2)    1,730    1,725
HSBC Bank USA                                               1.32%      9/24/2004 (3)    1,750    1,752
Hudson United Bank                                          7.00%      5/15/2012          300      334
KFW International Finance, Inc.                             2.50%     10/17/2005        2,250    2,274
Manufacturers & Traders Bank Corp.                          3.85%       4/1/2013          400      401
Marshall & Ilsley Bank                                     4.125%       9/4/2007          225      233
J.P. Morgan Chase & Co.                                    3.125%     12/11/2006        1,000    1,007
J.P. Morgan Chase & Co.                                     5.25%      5/30/2007          800      858
National Australia Bank                                    6.625%     12/10/2007          900    1,006
National City Bank                                          2.50%      4/17/2006          800      802
National City Corp.                                         6.63%       3/1/2004          517      521
National City Corp.                                         3.20%       4/1/2008          750      744
National Westminster Bank PLC                              7.375%      10/1/2009        1,400    1,654
National Westminster Bank PLC                               7.75%      4/29/2049          825      940
North Fork Bancorp                                         5.875%      8/15/2012          750      799
Regions Financial Corp.                                    6.375%      5/15/2012          375      413
Royal Bank of Scotland Group PLC                           7.375%       4/1/2006          200      219
Sovereign Bancorp, Inc.                                    10.50%     11/15/2006          880    1,042
Sovereign Bank                                             5.125%      3/15/2013          275      272
State Street Capital Trust                                  1.68%      2/15/2008 (3)    1,450    1,450
Suntrust Banks, Inc.                                        5.05%       7/1/2007        1,500    1,604
Synovus Financial Corp.                                     7.25%     12/15/2005          250      274
Union Planters Bank NA                                     5.125%      6/15/2007        1,650    1,753
US Bancorp                                                 6.875%      12/1/2004          290      305
US Bancorp                                                  5.10%      7/15/2007          500      534
US Bank NA (MN)                                             5.70%     12/15/2008        1,000    1,089
Wachovia Corp.                                              6.70%      6/21/2004          450      461
Wachovia Corp.                                              4.95%      11/1/2006        1,250    1,325
Washington Mutual Inc.                                      2.40%      11/3/2005          500      500
Wells Fargo & Co.                                           1.26%      9/15/2006          675      677
Wells Fargo & Co.                                           3.75%     10/15/2007        1,100    1,102
Zions Bancorp                                               2.70%       5/1/2006        1,375    1,373


BROKERAGE (2.9%)
Bear Stearns & Co., Inc.                                    3.00%      3/30/2006          225      228
Bear Stearns & Co., Inc.                                    5.70%      1/15/2007        1,000    1,083
Bear Stearns & Co., Inc.                                    4.00%      1/31/2008          275      280
Goldman Sachs Group Inc.                                    2.85%     10/27/2006        1,200    1,209
Goldman Sachs Group Inc.                                   4.125%      1/15/2008        1,000    1,023
Lehman Brothers Holdings Inc.                               6.25%      5/15/2006        1,740    1,888
Lehman Brothers Holdings Inc.                               4.00%      1/22/2008          700      712
Merrill Lynch & Co., Inc.                                   1.39%      2/25/2004(3)       900      900
Merrill Lynch & Co., Inc.                                   2.94%      1/30/2006          600      605
Merrill Lynch & Co., Inc.                                  3.375%      9/14/2007        1,225    1,229
Morgan Stanley Dean Witter Discover & Co.                   5.80%       4/1/2007        1,550    1,681
Spear, Leeds & Kellogg, LP                                  8.25%      8/15/2005(2)       225      247

FINANCE COMPANIES (3.9%)
American Express Credit Corp.                               5.50%      9/12/2006        1,000    1,075
American Express Credit Corp.                               3.00%      5/16/2008        1,000      978
American General Finance                                    4.50%     11/15/2007        1,000    1,039
Berkshire Hathaway Inc.                                    4.625%     10/15/2013 (2)      475      467
Countrywide Home Loan                                       3.50%     12/19/2005          150      154
Countrywide Home Loan                                       5.50%       8/1/2006        1,000    1,069
John Deere Capital Corp.                                    3.90%      1/15/2008        1,075    1,093
Franklin Resources Inc.                                     3.70%      4/15/2008          375      376
General Electric Capital Corp.                              5.35%      3/30/2006        1,700    1,810
General Electric Capital Corp.                             5.375%      3/15/2007          920      987
General Electric Capital Corp.                              3.50%      8/15/2007          800      810
International Lease Finance Corp.                           4.00%      1/17/2006          950      980
USA Education Inc.                                         5.625%      4/10/2007        1,500    1,618


------------------------------------------------------------------------------------------------------
                                                                                         FACE   MARKET
                                                                        MATURITY       AMOUNT   VALUE+
SHORT-TERM CORPORATE PORTFOLIO                             COUPON           DATE        (000)    (000)
------------------------------------------------------------------------------------------------------
USAA Capital Corp.                                          7.54%      3/30/2005 (2)      500      535
USAA Capital Corp.                                          3.13%     12/15/2005        1,250    1,279
Washington Mutual Finance Corp.                             6.25%      5/15/2006        1,000    1,085

INSURANCE (5.3%)
AIG SunAmerica Global Financing IV                          5.85%       2/1/2006 (2)      500      534
AIG SunAmerica Global Financing IX                          5.10%      1/17/2007 (2)    1,000    1,060
Anthem Inc.                                                4.875%       8/1/2005          880      919
Anthem Insurance                                           9.125%       4/1/2010 (2)      400      498
John Hancock Global Funding II                             5.625%      6/27/2006 (2)      100      107
Hartford Financial Services Group                          2.375%       6/1/2006          340      336
Hartford Financial Services Group                           4.70%       9/1/2007          150      156
ING Security Life Institutional Funding                    1.441%      1/27/2006 (2)(3) 1,500    1,500
Jackson National Life Insurance Co.                         5.25%      3/15/2007 (2)      300      319
Lincoln National Corp.                                      5.25%      6/15/2007          225      240
Marsh & McLennan Cos. Inc.                                 3.625%      2/15/2008          235      236
MassMutual Global Funding II                                1.25%      6/28/2005 (3)    1,100    1,100
MetLife Inc.                                               3.911%      5/15/2005        1,500    1,542
MetLife Inc.                                                5.25%      12/1/2006          475      507
Monumental Global Funding                                   5.20%      1/30/2007 (2)      400      426
Monumental Global Funding II                                1.37%      4/10/2006 (2)(3) 2,000    2,001
Nationwide Life Global Funding                              5.35%      2/15/2007 (2)    1,210    1,288
New York Global Funding                                    5.375%      9/15/2013 (2)      350      360
PRICOA Global Funding I                                     3.90%     12/15/2008 (2)      850      851
Principal Life Global Funding                               1.31%     11/13/2006 (3)      640      640
Principal Life Global Funding I                            6.125%       3/1/2006 (2)      930    1,001
Progressive Corp.                                          6.375%      1/15/2012          500      551
Protective Life US Funding                                  5.50%      5/14/2004 (2)      380      386
Protective Life US Funding                                 5.875%      8/15/2006 (2)    1,400    1,510
TIAA Global Markets                                         5.00%       3/1/2007 (2)      750      796
TIAA Global Markets                                        4.125%     11/15/2007 (2)    1,250    1,286
Travelers Property Casualty Corp.                           3.75%      3/15/2008          370      371

REAL ESTATE INVESTMENT TRUSTS (1.3%)
EOP Operating LP                                           8.375%      3/15/2006        1,500    1,682
ERP Operating LP                                            7.10%      6/23/2004          200      205
Health Care Properties                                      7.50%      1/15/2007          500      553
Health Care Property Investment Inc.                        6.45%      6/25/2012          300      324
Health Care REIT Inc.                                       7.50%      8/15/2007          100      111
Health Care REIT Inc.                                       8.00%      9/12/2012          250      290
HRPT Properties Trust                                       6.50%      1/15/2013          500      535
New Plan Excel Realty Trust                                5.875%      6/15/2007          130      139
Simon Property Group LP                                    4.875%      3/18/2010          900      920
Sun Communities Operating LP                                5.75%      4/15/2010          300      311
                                                                                             ---------
                                                                                                96,931
                                                                                             ---------

INDUSTRIAL (29.6%)
Basic Industry (1.4%)
BHP Finance USA                                             6.69%       3/1/2006          975    1,062
Falconbridge Ltd.                                           7.35%      11/1/2006          100      111
International Paper Co.                                     7.50%      5/15/2004          165      169
International Paper Co.                                     4.25%      1/15/2009          300      301
Monsanto Co.                                                4.00%      5/15/2008          325      325
Packaging Corp. of America                                 4.375%       8/1/2008          150      150
Praxair Inc.                                                4.75%      7/15/2007          130      137
Rio Tinto Finance USA Ltd.                                  5.75%       7/3/2006        1,900    2,048
Weyerhaeuser Co.                                            5.50%      3/15/2005        1,000    1,040

CAPITAL GOODS (3.3%)
Boeing Capital Corp.                                        5.65%      5/15/2006          100      107
Boeing Capital Corp.                                        5.75%      2/15/2007        1,300    1,400
Caterpillar Financial Services Corp.                        5.95%       5/1/2006        1,500    1,617
Emerson Electric Co.                                       7.875%       6/1/2005        1,000    1,084
General Dynamics                                           2.125%      5/15/2006        1,730    1,720
General Dynamics                                            4.50%      8/15/2010          450      457
Hanson Overseas                                             6.75%      9/15/2005          600      645


------------------------------------------------------------------------------------------------------
                                                                                         FACE   MARKET
                                                                        MATURITY       AMOUNT   VALUE+
SHORT-TERM CORPORATE PORTFOLIO                             COUPON           DATE        (000)    (000)
------------------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                     8.625%     10/15/2004          590      620
Northrop Grumman Corp.                                      7.00%       3/1/2006          875      959
Oakmont Asset Trust (Guaranteed by Waste Management)       4.514%     12/22/2008 (2)      410      411
Raytheon Co.                                                6.50%      7/15/2005          690      733
Raytheon Co.                                               6.75%      8/15/2007          155      171
Republic Services Inc.                                     6.625%      5/15/2004          585      595
Stanley Works                                               3.50%      11/1/2007        1,000    1,010
TRW Inc.                                                    8.75%      5/15/2006          400      451
United Technologies Corp.                                  4.875%      11/1/2006          540      573
Waste Management Inc.                                       7.00%      10/1/2004           30       31
WMX Technologies Inc.                                       7.00%     10/15/2006          300      331

COMMUNICATION (3.4%)
AT&T Wireless Services Inc.                                 7.35%       3/1/2006          500      542
British Telecommunications PLC                             7.875%     12/15/2005        1,575    1,734
Cingular Wireless                                          5.625%     12/15/2006          150      161
lear Channel Communications Inc.                            6.00%      11/1/2006          175      189
Clear Channel Communications Inc.                          3.125%       2/1/2007          200      200
Clear Channel Communications Inc.                           4.25%      5/15/2009          850      851
Comcast Corp.                                               5.85%      1/15/2010          300      321
Cox Communications Inc.                                    3.875%      10/1/2008          125      125
Deutsche Telekom International Finance                      8.25%      6/15/2005          750      814
France Telecom                                              8.70%       3/1/2006          685      762
GTE Corp.                                                   6.36%      4/15/2006        1,300    1,407
Intel Telecom Satellite                                     5.25%      11/1/2008 (2)      200      206
New York Times                                             7.625%      3/15/2005          300      320
News America Inc.                                          6.625%       1/9/2008          400      447
NYNEX Corp.                                                 9.55%       5/1/2010 (1)      373      434
TCI Communications, Inc.                                    7.25%       8/1/2005          525      565
Telecom Italia                                              4.00%     11/15/2008 (2)      500      504
Telecorp PCS Inc.                                          10.63%      7/15/2010          250      296
Telefonos de Mexico, SA                                     4.50%     11/19/2008 (2)      750      754
Univision Communications Inc.                               3.50%     10/15/2007          500      500
USA Interactive                                             7.00%      1/15/2013          450      496
USA Networks Inc.                                           6.75%     11/15/2005          225      242
Verizon Wireless Inc.                                      5.375%     12/15/2006        1,325    1,413

CONSUMER CYCLICAL (6.0%)
American Honda Finance                                      1.42%      10/3/2005 (2)(3) 1,400    1,400
American Honda Finance                                     1.431%      1/27/2006 (2)(3)   600      600
AOL Time Warner Inc.                                        6.15%       5/1/2007          500      545
Carnival Corp.                                              3.75%     11/15/2007 (2)      400      401
Cendant Corp.                                               6.25%      1/15/2008          475      518
Costco Wholesale Corp.                                      5.50%      3/15/2007          935    1,007
CVS Corp.                                                  6.117%      1/10/2013 (1)(2)   677      741
Daimler-Benz North America                                  7.75%      6/15/2005          240      258
DaimlerChrysler North America Holding Corp.                 7.40%      1/20/2005          600      633
Delphi Corp.                                                6.50%       5/1/2009          200      218
Ford Motor Credit Co.                                       7.25%     10/25/2011          360      388
Ford Motor Credit Co.                                       7.00%      10/1/2013          700      736
General Motors Acceptance Corp.                             6.75%      1/15/2006          575      616
General Motors Acceptance Corp.                            4.375%     12/10/2007          450      453
Harley-Davidson Motorcycle Co.                             3.625%     12/15/2008 (2)      250      250
Home Depot Inc.                                             6.50%      9/15/2004        1,450    1,502
Home Depot Inc.                                            5.375%       4/1/2006          300      320
International Speedway Corp.                               7.875%     10/15/2004          250      261
Jones Apparel                                              8.375%      8/15/2005          778      854
Kohl's Corp.                                                6.30%       3/1/2011          325      361
Liberty Media Corp.                                         2.67%      9/17/2006        1,250    1,257
Liberty Media Corp.                                         7.75%      7/15/2009          330      379
Lowe's Cos., Inc.                                           7.50%     12/15/2005        1,180    1,301
May Dept. Stores                                            5.95%     11/1/2008          300      326
Mohawk Industries Inc.                                      6.50%      4/15/2007          350      385
Pulte Corp.                                                 7.30%     10/24/2005          175      190
Target Corp.                                                5.95%      5/15/2006          670      724


------------------------------------------------------------------------------------------------------
                                                                                         FACE   MARKET
                                                                        MATURITY       AMOUNT   VALUE+
SHORT-TERM CORPORATE PORTFOLIO                             COUPON           DATE        (000)    (000)
------------------------------------------------------------------------------------------------------
Target Corp.                                                7.50%      7/15/2006          500      560
Target Corp.                                               5.375%      6/15/2009          125      134
Toyota Motor Credit Corp.                                   1.23%       9/9/2005 (3)    1,100    1,100
Toyota Motor Credit Corp.                                   2.80%      1/18/2006        1,100    1,115
Viacom Inc.                                                 7.75%       6/1/2005          900      974
Viacom Inc.                                                 6.40%      1/30/2006          700      757
Wal-Mart Stores, Inc.                                      4.375%      7/12/2007        2,000    2,089

CONSUMER NONCYCLICAL (7.5%)
Abbott Laboratories                                        5.625%       7/1/2006        1,000    1,076
Altria Group                                               5.625%      11/4/2008          250      256
American Home Products                                     6.125%      3/15/2004          450      454
Avery Dennison Corp.                                       4.876%      1/15/2013          600      599
Beckman Instruments, Inc.                                   7.45%       3/4/2008          345      392
Brown-Forman Corp.                                         2.125%      3/15/2006        1,225    1,221
Brown-Forman Corp.                                          3.00%      3/15/2008 (2)      800      784
Cadbury Schweppes                                          3.875%      10/1/2008          750      748
Campbell Soup Co.                                           5.50%      3/15/2007          680      731
Campbell Soup Co.                                          5.875%      10/1/2008          750      820
Cargill Inc.                                                6.25%       5/1/2006 (2)    1,225    1,329
Coca-Cola Bottling Co.                                      5.00%     11/15/2012          500      489
Colgate-Palmolive Co.                                       5.98%      4/25/2012          200      219
Conagra Foods Inc.                                          7.50%      9/15/2005        1,000    1,087
Diageo Capital PLC                                         6.625%      6/24/2004          300      307
Diageo Capital PLC                                         6.125%      8/15/2005          150      160
Diageo Capital PLC                                         3.375%      3/20/2008          500      498
Diageo Finance BV                                           3.00%     12/15/2006       1,100    1,108
Diageo PLC                                                  0.00%       1/6/2004          300      300
Estee Lauder Cos. Inc.                                      6.00%      1/15/2012          650      708
Fortune Brands Inc.                                        2.875%      12/1/2006          620      624
General Mills Inc.                                         5.125%      2/15/2007        1,525    1,621
Gillette Co.                                               2.875%      3/15/2008        2,000    1,964
HCA Inc.                                                    6.75%      7/15/2013          300      318
Hormel Foods Corp.                                         6.625%       6/1/2011 (2)      100      112
Humana Inc.                                                 7.25%       8/1/2006          530      582
Kellogg Co.                                                4.875%     10/15/2005          215      225
Kellogg Co.                                                 6.00%       4/1/2006        1,000    1,076
Kraft Foods Inc.                                           4.625%      11/1/2006          600      626
Manor Care Inc.                                             8.00%       3/1/2008           75       84
Fred Meyer, Inc.                                           7.375%       3/1/2005        1,000    1,062
Pepsi Bottling Holdings Inc.                               5.375%      2/17/2004 (2)    1,300    1,306
Pepsi Bottling Holdings Inc.                               5.625%      2/17/2009 (2)      300      327
PepsiAmericas Inc.                                          5.95%      2/15/2006          170      182
PepsiAmericas Inc.                                         3.875%      9/12/2007          500      507
Procter & Gamble Co.                                        4.75%      6/15/2007          500      529
Quest Diagnostic Inc.                                       6.75%      7/12/2006          885      966
Safeway Inc.                                                3.80%      8/15/2005        1,000    1,025
Sara Lee Corp.                                              1.95%      6/15/2006          600      590
UnitedHealth Group Inc.                                     3.30%      1/30/2008          625      621
The Upjohn Co. ESOP Trust                                   9.79%       2/1/2004 (1)      393      395
Wellpoint Health Networks                                  6.375%      6/15/2006        1,000    1,087

ENERGY (3.1%)
Anadarko Petroleum Corp.                                    7.00%     10/15/2006          120      134
Anadarko Petroleum Corp.                                   5.375%       3/1/2007          530      567
BP Canada Finance                                          3.375%     10/31/2007        1,000    1,005
BP Capital Markets PLC                                     4.625%      5/27/2005        1,000    1,039
BP Capital Markets PLC                                      2.75%     12/29/2006        1,300    1,302
ChevronTexaco Capital Co.                                   3.50%      9/17/2007        2,000    2,039
Conoco Funding Co.                                          5.45%     10/15/2006        1,000    1,074
Devon Energy Corp.                                          2.75%       8/1/2006          350      349
GlobalSantaFe Corp.                                         5.00%      2/15/2013          175      175
Occidental Petroleum                                        6.50%       4/1/2005          300      316
Occidental Petroleum                                        7.65%      2/15/2006          410      453
Occidental Petroleum                                        4.00%     11/30/2007          500      513


------------------------------------------------------------------------------------------------------
                                                                                         FACE   MARKET
                                                                        MATURITY       AMOUNT   VALUE+
SHORT-TERM CORPORATE PORTFOLIO                             COUPON           DATE        (000)    (000)
------------------------------------------------------------------------------------------------------
Ocean Energy Inc.                                          4.365%      10/1/2007          500      516
Pemex Finance Ltd.                                          9.14%      8/15/2004           80       81
Pemex Finance Ltd.                                          8.02%      5/15/2007 (1)      140      155
Petronas Capital Ltd.                                       7.00%      5/22/2012 (2)      275      313
PF Export Receivables Master Trust                         3.748%       6/1/2013 (1)(2)   300      292
PF Export Receivables Master Trust                         2.023%      12/1/2013 (1)(2)   360      360
PF Export Receivables Master Trust                         6.436%       6/1/2015 (1)(2)   541      544
Tosco Corp.                                                7.625%      5/15/2006          522      583
Valero Energy Corp.                                        6.125%      4/15/2007          150      162

TECHNOLOGY (1.5%)
Computer Sciences Corp.                                     7.50%       8/8/2005          100      108
Dell Inc.                                                   6.55%      4/15/2008          300      335
First Data Corp.                                            6.75%      7/15/2005        1,000    1,069
First Data Corp.                                           5.625%      11/1/2011          350      371
Harris Corp.                                                6.35%       2/1/2028          800      860
Hewlett-Packard Co.                                        3.625%      3/15/2008          250      251
International Business Machines Corp.                      4.875%      10/1/2006        1,500    1,589
Texas Instruments Inc.                                      7.00%      8/15/2004        1,300    1,340

TRANSPORTATION (1.7%)
American Airlines                                           2.45%      9/23/2007 (3)      551      550
American Airlines                                          3.857%       7/9/2010          300      297
Burlington Northern Santa Fe Corp.                         6.375%     12/15/2005          100      108
Burlington Northern Santa Fe Corp.                         7.875%      4/15/2007          150      173
Continental Airlines Pass-Through Trust Certificates       7.434%      9/15/2004 (1)      300      291
CSX Corp.                                                   7.25%       5/1/2004          753      767
CSX Corp.                                                   2.75%      2/15/2006          620      623
Federal Express Corp.                                      6.625%      2/12/2004          750      754
Hertz Corp.                                                 8.25%       6/1/2005          250      267
Hertz Corp.                                                 4.70%      10/2/2006          500      506
Norfolk Southern Corp.                                     8.375%      5/15/2005        1,070    1,159
Quantas Airways                                            5.125%      6/20/2013 (2)      600      576
Union Pacific Corp.                                         5.84%      5/25/2004          700      710
Union Pacific Corp.                                        3.875%      2/15/2009          100      100

OTHER (1.7%)
Black & Decker Corp.                                        7.00%       2/1/2006        1,375    1,503
Cintas Corp.                                               5.125%       6/1/2007          600      635
Eaton Corp.                                                 6.95%     11/15/2004          200      209
Johnson Controls                                            5.00%     11/15/2006          110      117
Parker Retirement Savings Plan Trust                        6.34%      7/15/2008 (1)(2)   188      205
Targeted Return Index Securities Trust 5-2002               5.89%      1/25/2007 (2)    1,374    1,475
Traded Custody Receipt                                     5.894%       3/1/2007 (2)    2,320    2,494
                                                                                             ---------
                                                                                               115,423
                                                                                             ---------
UTILITIES (5.2%)
ELECTRIC (4.9%)
Arizona Public Service Co.                                 5.875%      2/15/2004          400      402
CalEnergy Co. Inc.                                          7.63%     10/15/2007          500      566
Commonwealth Edison                                         3.70%       2/1/2008          350      350
Conectiv Inc.                                               5.30%       6/1/2005        1,000    1,036
Consolidated Edison                                        7.625%       3/1/2004          300      303
Consumers Energy Co.                                        6.00%      3/15/2005          875      914
Consumers Energy Co.                                        4.80%      2/17/2009 (2)      400      407
Detroit Edison Co.                                          5.05%      10/1/2005          500      521
Dominion Resources Inc.                                    7.625%      7/15/2005          691      745
DTE Energy Co.                                              6.00%       6/1/2004          500      508
Entergy Gulf States, Inc.                                   3.60%       6/1/2008 (2)    1,000      976
FPL Group Capital Inc.                                     6.875%       6/1/2004          955      975
Georgia Power Co.                                          4.875%      7/15/2007        1,425    1,497
GWF Energy LLC                                             6.131%     12/30/2011 (2)      476      484
HQI Transelec Chile SA                                     7.875%      4/15/2011          880    1,012
LG&E Capital Corp.                                         6.205%       5/1/2004 (2)      300      304
Midamerican Energy Holdings Co.                             7.23%      9/15/2005          400      431
National Rural Utilities Cooperative Finance Corp.          3.00%      2/15/2006        1,250    1,266

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

------------------------------------------------------------------------------------------------------
                                                                                         FACE   MARKET
                                                                        MATURITY       AMOUNT   VALUE+
SHORT-TERM CORPORATE PORTFOLIO                             COUPON           DATE        (000)    (000)
------------------------------------------------------------------------------------------------------
NiSource Finance Corp.                                     7.625%     11/15/2005          680      743
NiSource Finance Corp.                                      3.20%      11/1/2006          175      176
Northern States Power                                      2.875%       8/1/2006          475      476
Oncor Electric Delivery                                    6.375%       5/1/2012          300      329
Pacific Gas & Electric Co.                                 10.00%      11/1/2005 (2)      240      245
Pinnacle West Capital Corp.                                 4.50%       2/9/2004 (2)    1,000    1,002
Progress Energy                                             6.55%       3/1/2004          750      756
Public Service Electric & Gas                               4.00%      11/1/2008          300      304
Public Service of Colorado                                 4.375%      10/1/2008          330      339
Public Service of New Mexico                                4.40%      9/15/2008          150      152
South Carolina Electric & Gas                               7.50%      6/15/2005           70       75
Southern California Edison                                  8.00%      2/15/2007          415      473
SP PowerAssets Ltd.                                         3.80%     10/22/2008 (2)      500      501
Texas-New Mexico Power Co.                                 6.125%       6/1/2008 (2)      375      381
Virginia Electric & Power Co.                               5.75%      3/31/2006          600      642


NATURAL GAS (0.3%)
AGL Capital Corp.                                          7.125%      1/14/2011          100      115
Enterprise Products Operating LP                            8.25%3      /15/2005          350      376
Keyspan Corp.                                               7.25%     11/15/2005          275      300
Sempra Energy                                               6.95%      12/1/2005          100      108
Yosemite Security Trust                                     8.25%     11/15/2004 **(2)    370      113
                                                                                             ---------
                                                                                                20,303
                                                                                             ---------
------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $319,400)                                                                              324,696
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.1%)
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (0.5%)
U.S. Treasury Note                                         2.625%     11/15/2006          900      908
U.S. Treasury Note                                          4.25%     11/15/2013          675      675
U.S. Treasury Note                                          5.00%      8/15/2011          300      321
                                                                                             ---------
                                                                                                 1,904
                                                                                             ---------
MORTGAGE-BACKED SECURITIES (13.6%)
Federal Home Loan Mortgage Corp.*                           3.50%      2/15/2010 (1)    2,000    2,038
Federal Home Loan Mortgage Corp.*                           3.50%      3/15/2010 (1)      770      783
Federal Home Loan Mortgage Corp.*                          3.703%       8/1/2033 (1)      346      346
Federal Home Loan Mortgage Corp.*                          3.876%       7/1/2033 (1)    2,472    2,472
Federal Home Loan Mortgage Corp.*                           3.88%       8/1/2033 (1)      581      581
Federal Home Loan Mortgage Corp.*                          3.931%       6/1/2033 (1)    2,401    2,405
Federal Home Loan Mortgage Corp.*                           4.00%     12/15/2023 (1)    1,000    1,021
Federal Home Loan Mortgage Corp.*                          4.079%       5/1/2033 (1)      450      454
Federal Home Loan Mortgage Corp.*                          4.095%       6/1/2033 (1)      839      844
Federal Home Loan Mortgage Corp.*                          4.106%       5/1/2033 (1)      840      848
Federal Home Loan Mortgage Corp.*                          4.232%       2/1/2033 (1)      824      834
Federal Home Loan Mortgage Corp.*                           4.29%       1/1/2033 (1)      724      734
Federal Home Loan Mortgage Corp.*                           4.50%      3/15/2022 (1)      490      509
Federal Home Loan Mortgage Corp.*                           4.50%      5/15/2026 (1)    3,100    3,116
Federal Home Loan Mortgage Corp.*                          4.607%      10/1/2032 (1)      802      816
Federal Home Loan Mortgage Corp.*                          4.761%       9/1/2032 (1)    1,198    1,222
Federal Home Loan Mortgage Corp.*                          4.817%       9/1/2032 (1)      575      586
Federal Home Loan Mortgage Corp.*                          4.848%       8/1/2032 (1)      556      567
Federal Home Loan Mortgage Corp.*                          4.898%       9/1/2032 (1)    1,076    1,092
Federal Home Loan Mortgage Corp.*                           5.00%      5/15/2018 (1)      400      415
Federal Home Loan Mortgage Corp.*                           5.00%      9/15/2018 (1)      447      468
Federal Home Loan Mortgage Corp.*                           6.00%       4/1/2017 (1)      718      754
Federal National Mortgage Assn.*                            3.00%      8/25/2032 (1)      420      421
Federal National Mortgage Assn.*                           3.434%       8/1/2033 (1)      621      615
Federal National Mortgage Assn.*                           3.493%       8/1/2033 (1)      566      562
Federal National Mortgage Assn.*                            3.50%      1/25/2009 (1)    1,000    1,015
Federal National Mortgage Assn.*                            3.50%      9/25/2009 (1)      625      636
Federal National Mortgage Assn.*                            3.60%       8/1/2033 (1)      536      534
Federal National Mortgage Assn.*                           3.723%       8/1/2033 (1)      266      266
Federal National Mortgage Assn.*                           3.728%       6/1/2033 (1)    1,199    1,197
Federal National Mortgage Assn.*                           3.739%       7/1/2033 (1)      950      949
Federal National Mortgage Assn.*                           3.754%       9/1/2033 (1)    1,167    1,165


------------------------------------------------------------------------------------------------------
                                                                                         FACE   MARKET
                                                                        MATURITY       AMOUNT   VALUE+
SHORT-TERM CORPORATE PORTFOLIO                             COUPON           DATE        (000)    (000)
------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.*                           3.755%       8/1/2033 (1)    1,146    1,146
Federal National Mortgage Assn.*                           3.784%      10/1/2033 (1)      644      643
Federal National Mortgage Assn.*                           3.808%       8/1/2033 (1)    1,168    1,169
Federal National Mortgage Assn.*                           3.834%       9/1/2033 (1)    2,357    2,362
Federal National Mortgage Assn.*                           3.853%       7/1/2033 (1)    1,159    1,161
Federal National Mortgage Assn.*                            3.96%       4/1/2033 (1)    2,295    2,308
Federal National Mortgage Assn.*                           3.998%       5/1/2033 (1)    1,484    1,496
Federal National Mortgage Assn.*                           4.058%       5/1/2033 (1)    1,137    1,141
Federal National Mortgage Assn.*                           4.063%       5/1/2033 (1)      426      430
Federal National Mortgage Assn.*                           4.106%       4/1/2033 (1)      543      548
Federal National Mortgage Assn.*                           4.169%       5/1/2033 (1)    2,520    2,545
Federal National Mortgage Assn.*                           4.221%       7/1/2033 (1)    3,084    3,123
Federal National Mortgage Assn.*                           4.565%      12/1/2032 (1)      702      716
Federal National Mortgage Assn.*                           4.873%       9/1/2032 (1)      529      541
Federal National Mortgage Assn.*                           4.937%       9/1/2032 (1)      268      274
Federal National Mortgage Assn.*                           5.252%       7/1/2032 (1)      274      280
Federal National Mortgage Assn.*                            6.00%      12/1/2016 (1)      925      970
Federal National Mortgage Assn.*                            6.50%       9/1/2016 (1)      701      743
Federal National Mortgage Assn.*                            6.50%       9/1/2016 (1)      471      499
Federal National Mortgage Assn.*                            7.00%       4/1/2013 (1)      655      702
                                                                                             ---------
                                                                                                53,062
                                                                                             ---------
------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $55,303)                                                                                54,966
------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(0.3%)
------------------------------------------------------------------------------------------------------
Province of New Brunswick                                  7.625%      6/29/2004          275      283
United Mexican States                                      4.625%      10/8/2008          500      507
United Mexican States                                      6.375%      1/16/2013          500      519
------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $1,269)                                                                                  1,309
------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.7%)
------------------------------------------------------------------------------------------------------
California Dept. of Water Resources Power Supply Rev.      3.975%       5/1/2005        1,650    1,682
Texas Municipal Gas Corp.                                   2.60%       7/1/2007 (2)      900      904
------------------------------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
  (COST $2,568)                                                                                  2,586
------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.8%)
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                      0.982%       1/2/2004        1,628    1,628
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note E                              0.987%       1/2/2004        1,469    1,469
------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $3,097)                                                                                  3,097
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%)
  (COST $381,637)                                                                              386,654
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                             6,294
Liabilities--Note E                                                                            (3,310)
                                                                                             ---------
                                                                                                 2,984
                                                                                             ---------
------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------
Applicable  to  36,275,533  outstanding  $.001  par value
shares of  beneficial interest (unlimited authorization)                                      $389,638
======================================================================================================
NET ASSET VALUE PER SHARE                                                                       $10.74
======================================================================================================

*See Note A in NOTES TO FINANCIAL STATEMENTS.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line-of-credit), would require congressional action.
**Non-income-producing security--security in default.
+Securities with a value of $1,055,000 have been segregated as initial margin for open futures contracts.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the aggregate value of these securities was $39,762,000, representing 10.2% of net assets.
(3)Adjustable-rate note.

--------------------------------------------------------------------------------
                                                           AMOUNT            PER
SHORT-TERM CORPORATE PORTFOLIO                              (000)          SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                          $372,936         $10.28
Undistributed Net Investment Income                        12,405            .34
Accumulated Net Realized Losses                             (672)          (.02)
Unrealized Appreciation (Depreciation)
  Investment Securities                                     5,017            .14
  Futures Contracts                                         (115)             --
  Swap Contracts                                               67             --
--------------------------------------------------------------------------------
NET ASSETS                                               $389,638         $10.74
================================================================================
See Note C in NOTES TO FINANCIAL STATEMENTS for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
---------------------------------------------------------------
                                 SHORT-TERM CORPORATE PORTFOLIO
                                   YEAR ENDED DECEMBER 31, 2003
                                                          (000)
---------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                              $13,403
  Security Lending                                            2
---------------------------------------------------------------
    Total Income                                         13,405
---------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                             49
    Management and Administrative                           570
    Marketing and Distribution                               48
  Custodian Fees                                             13
  Auditing Fees                                              17
  Shareholders' Reports                                      17
---------------------------------------------------------------
    Total Expenses                                          714
---------------------------------------------------------------
NET INVESTMENT INCOME                                    12,691
---------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                              3,331
  Futures Contracts                                      (1,792)
  Swap Contracts                                            (35)
---------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                  1,504
---------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                  (2,709)
  Futures Contracts                                         674
  Swap Contracts                                             74
---------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)         (1,961)
---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             $12,234
===============================================================

---------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------
                                 SHORT-TERM CORPORATE PORTFOLIO
                                        YEAR ENDED DECEMBER 31,
                                 ------------------------------
                                              2003         2002
                                             (000)        (000)
---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                   $ 12,691     $ 10,203
  Realized Net Gain (Loss)                   1,504      (1,785)
  Change in Unrealized Appreciation
    (Depreciation)                         (1,961)        5,472
---------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations             12,234       13,890
---------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                    (10,341)      (5,139)
  Realized Capital Gain                         --           --
---------------------------------------------------------------
    Total Distributions                    (10,341)      (5,139)
---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                   149,181      183,817
  Issued in Lieu of Cash Distributions      10,341        5,139
  Redeemed                                 (69,554)     (42,271)
---------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions            89,968      146,685
---------------------------------------------------------------
Total Increase (Decrease)                   91,861      155,436
---------------------------------------------------------------
NET ASSETS
  Beginning of Period                      297,777      142,341
---------------------------------------------------------------
  End of Period                           $389,638     $297,777
===============================================================
(1)Shares Issued (Redeemed)
  Issued                                    14,004       17,679
  Issued in Lieu of Cash Distributions         992          509
  Redeemed                                  (6,531)      (4,068)
---------------------------------------------------------------
    Net Increase (Decrease) in
      Shares Outstanding                     8,465       14,120
===============================================================

FINANCIAL HIGHLIGHTS

SHORT-TERM CORPORATE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                              YEAR ENDED
                                                        DECEMBER 31,                           SEPTEMBER 30,
                                                     ----------------        OCT. 1 TO   --------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        2003       2002   DEC. 31, 2001*       2001       2000         1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.71     $10.40           $10.40     $ 9.72      $9.75       $10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .31        .32             .115       .581       .646         .355
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     .06        .31           (.115)       .430     (.030)       (.250)
-------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                   .37        .63               --      1.011       .616         .105
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income               (.34)      (.32)               --     (.331)     (.646)       (.355)
  Distributions from Realized Capital Gains             --         --               --         --         --           --
-------------------------------------------------------------------------------------------------------------------------
    Total Distributions                              (.34)      (.32)               --     (.331)     (.646)       (.355)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $10.74     $10.71           $10.40     $10.40      $9.72       $ 9.75
=========================================================================================================================
TOTAL RETURN                                         3.55%      6.25%            0.00%     10.65%      6.54%        1.08%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $390       $298             $142       $128        $63          $29
  Ratio of Total Expenses to Average Net Assets      0.20%      0.23%           0.21%+      0.21%      0.20%       0.27%+
  Ratio of Net Investment Income to Average          3.49%      4.65%           5.50%+      6.33%      6.74%       5.74%+
  Portfolio Turnover RatePeriod                        51%        72%             15%         46%        44%          39%
=========================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Inception.
+Annualized. notes to financial statements


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Short-Term Corporate Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. SWAPS: The portfolio has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the portfolio receives a periodic payment amount that is a fixed percentage applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The portfolio has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio has also entered into swap transactions to earn the total return on an index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the portfolio to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain
(loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio from the counterparty will be significantly less than the amount paid by the portfolio for such instrument, and that the debt instrument will be illiquid. Another risk is that a counterparty will default on its obligation to pay the premium due to the portfolio. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

4. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

7. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.06% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains and losses on certain of the portfolio's swap contracts are treated as ordinary income for tax purposes. Realized gains on total return swap contracts of $1,000 have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2003, the portfolio had $12,802,000 of ordinary income available for distribution. The portfolio had available realized losses of $376,000 to offset future net capital gains through December 31, 2012.

At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $4,606,000, consisting of unrealized gains of $9,672,000 on securities that had risen in value since their purchase and $5,066,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2003, the aggregate settlement value of open futures contracts expiring in March 2004 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                                  (000)
                                                     ---------------------------
                                                       AGGREGATE      UNREALIZED
                                       NUMBER OF      SETTLEMENT    APPRECIATION
FUTURES CONTRACTS          LONG (SHORT)CONTRACTS           VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
5-Year Treasury Note                         (28)        $ 3,126           $ (4)
10-Year Treasury Note                       (234)         26,270           (112)
10-Year Interest Rate Swap                   (36)          3,950               1
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2003, the portfolio had the following open swap contracts:


CREDIT DEFAULT SWAPS
--------------------------------------------------------------------------------------------
                                                                                  UNREALIZED
                                                        NOTIONAL                APPRECIATION
REFERENCE         TERMINATION                             AMOUNT      PREMIUM (DEPRECIATION)
   ENTITY                DATE       DEALER*                (000)     RECEIVED          (000)
--------------------------------------------------------------------------------------------
Coca-Cola Co.      12/29/2006           DBS               $1,275        0.18%           $ --




INTEREST RATE SWAPS
--------------------------------------------------------------------------------------------
                                                         FIXED       FLOATING     UNREALIZED
                                   NOTIONAL      INTEREST RATE  INTEREST RATE   APPRECIATION
TERMINATION                          AMOUNT           RECEIVED       RECEIVED (DEPRECIATION)
       DATE           DEALER*         (000)             (PAID)       (PAID)**          (000)
--------------------------------------------------------------------------------------------
  11/8/2004               LBI        $  800              1.515         (1.17)          $   1
  2/25/2005               LBI           900              1.815         (1.17)              2
   9/9/2005               LBI         1,100              2.091         (1.17)              3
 12/15/2005               LBI           650              2.935         (1.17)             10
  1/27/2006               LBI         1,500              2.551         (1.16)             11
  2/15/2006               LBI         2,050              2.578         (1.18)             15
  4/10/2006                BA         2,000              2.419         (1.15)              5
  9/15/2006               LBI           675              2.680         (1.17)              2
  9/15/2006               LBI           675              2.571        (1.17%)             --
  9/18/2006               LBI         1,250              2.578        (1.17%)             --
                                                                             ---------------
                                                                                         $49
                                                                             ---------------

TOTAL RETURN SWAPS
--------------------------------------------------------------------------------------------
                                                                     FLOATING     UNREALIZED
                                                      NOTIONAL       INTEREST   APPRECIATION
REFERENCE         TERMINATION                           AMOUNT           RATE (DEPRECIATION)
ENTITY                   DATE      DEALER *              (000)          PAID+          (000)
--------------------------------------------------------------------------------------------
Lehman AAA
  Commercial
  Mortgage-Backed
  Securities Index  2/27/2004            BA             $1,400          0.56%           $ 22
Lehman AAA
  Commercial
  Mortgage-Backed
  Securities Index  2/27/2004            BA              2,000           0.50            (4)
                                                                             ---------------
                                                                                        $ 18
                                                                             ---------------
--------------------------------------------------------------------------------------------

*BA-Bank of America.
 DBS-Deutsche Bank Securities.
 LBI-Lehman Brothers.
**Based on one-month London InterBank Offered Rate (LIBOR).
+Based on three-month London InterBank Offered Rate (LIBOR).


D. During the year ended December 31, 2003, the portfolio purchased $200,945,000 of investment securities and sold $125,227,000 of investment securities, other than U.S. govern-ment securities and temporary cash investments. Purchases and sales of U.S. government securities were $89,513,000 and $46,608,000, respectively.

E. The market value of securities on loan to broker/dealers at December 31, 2003, was $1,429,000, for which the portfolio held cash collateral of
$1,469,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Corporate Portfolio (one of the port-folios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2004

VANGUARD(R)TOTAL BOND MARKET INDEX PORTFOLIO

The Total Bond Market Index Portfolio returned 4.0% during 2003, closely tracking the 4.1% return of its unmanaged target index, the Lehman Brothers Aggregate Bond Index. The portfolio's result fell somewhat short, however, of the 4.6% return of its average mutual fund peer.

Declining interest rates over the past several years have had a profound impact on the yields of fixed income investments overall. (In fact, during 2003, the yield of the 10-year U.S. Treasury note dipped to nearly 3%.) Your portfolio now reflects that environment: As of December 31, 2003, the portfolio's yield was 4.08%, down from 4.20% at the end of 2002.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns over the past decade. Please note that the portfolio returns in Vanguard Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                 TEN YEARS ENDED
                                                             DECEMBER 31, 2003
                                                        ------------------------
                                                    AVERAGE          FINAL VALUE
                                       YEAR ENDED    ANNUAL         OF A $10,000
                                DECEMBER 31, 2003    RETURN   INITIAL INVESTMENT
--------------------------------------------------------------------------------
Total Bond Market Index Portfolio            4.0%      6.7%              $19,033
Lehman Aggregate Bond Index                  4.1       7.0                19,575
Average Intermediate
 Investment-Grade Debt Fund*                 4.6       5.8                17,505
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

THE PORTFOLIO HIT ITS MARK IN TRACKING THE INDEX

The year was marked by two distinct moods in the bond market. In the first half of the period, the corporate bond market was the place to be. Interest rates declined, boosting bond prices generally, and investors showed a keen appetite for bonds at the riskiest end of the spectrum, which raised the prices of corporate bonds with lower credit ratings. However, in the second half of the year, the bond rally died as interest rates began to creep higher, and investors began to move their money back into the booming stock market.

The Total Bond Market Index Portfolio tracked its benchmark tightly, lagging the Lehman Aggregate Bond Index by just 0.1 percentage point (10 basis points)--a notable achievement since the index incurs none of the operating and transaction costs that encumber a real world portfolio. In simulating the broad bond market, the portfolio holds a wide variety of securities. On December 31, the portfolio had 31% of its assets invested in corporate and asset-backed bonds, 33% in government mortgage-backed securities, 30% in U.S. government bonds, and 5% in U.S.-dollar-denominated foreign bonds.

A LONG-TERM RECORD THAT SHINES

The long-term record of the portfolio reaffirms our belief in the indexing strategy as a prudent way to track the returns of bond market benchmarks. The ten-year average annual return for your portfolio is 6.7%, just 0.3 percentage point below the 7.0% return of the Lehman Aggregate Bond Index. The portfolio admirably outperformed its average peer, as evidenced by the growth of a $10,000 investment during the period. A hypothetical investment of $10,000 in the portfolio on December 31, 1993, would have grown to $19,033 by December 31, 2003; a comparable investment in the average intermediate-term investment-grade fund would have grown to just $17,505, about $1,500 less.

While the advisor's skills play an important part in the portfolio's long-term success, low costs also afford an edge. Your portfolio's expenses are significantly lower than those of comparable funds, which places it in a solid competitive position for both the short and long run.

A SIMPLE LESSON FOR LONG-TERM SUCCESS

Without a doubt, the low yields of fixed income portfolios have reduced their attractiveness right now. But keep in mind that because inflation has remained remarkably subdued, the yield picture is not nearly as bleak on an inflation-adjusted basis. Even so, income is clearly hard to come by.

And that's why context is important: The reason to hold bonds in any interest rate environment is to diversify a portfolio and to generate a steady stream of income that is a more reliable (but generally lower) source of return than the long-term capital appreciation that can be expected from stocks. The Total Bond Market Index Portfolio can be an important component of such a diversified asset allocation, offering a simple, low-cost approach to capturing the returns of the broad bond market.

Thank you for entrusting your investment assets to Vanguard.

PORTFOLIO PROFILE                              TOTAL BOND MARKET INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003


--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                          TARGET
                                                  PORTFOLIO               INDEX*
--------------------------------------------------------------------------------
Number of Issues                                        957                6,766
Yield                                                  4.1%                   --
Yield to Maturity                                    4.2%**                 4.2%
Average Coupon                                         5.9%                 5.7%
Average Effective Maturity                        7.6 years            7.6 years
Average Quality                                         Aaa                  Aaa
Average Duration                                  4.5 years            4.5 years
Expense Ratio                                         0.22%                   --
Short-Term Reserves                                      1%                   --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency/GSEs+                         64%
Aaa                                           10
Aa                                             3
A                                             11
Baa                                           12
-------------------------------------------------
Total                                        100%
-------------------------------------------------

---------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY          Treasury/Agency
AVERAGE MATURITY
---------------------------------------

-----------------------------------------------------------------------
VOLATILITY MEASURES
                                                                 TARGET
                                        PORTFOLIO                INDEX*
-----------------------------------------------------------------------
R-Squared                                    0.98                  1.00
Beta                                         0.97                  1.00
-----------------------------------------------------------------------


-------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                   1%
1-5 Years                                     39
5-10 Years                                    41
10-20 Years                                   12
20-30 Years                                    7
-------------------------------------------------
Total                                        100%
-------------------------------------------------


-------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Asset-Backed                                   3%
Commercial Mortgage-Backed                     3
Finance                                        9
Foreign Government                             5
Government Mortgage-Backed                    33
Industrial                                    14
Treasury/Agency                               30
Utilities                                      2
-------------------------------------------------
Short-Term Reserves                            1%
-------------------------------------------------
Total                                        100%
-------------------------------------------------
*Lehman Aggregate Bond Index.
**Before expenses.
+Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY                            TOTAL BOND MARKET INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE DECEMBER 31, 1993-DECEMBER 31, 2003



                                                                        AVERAGE
                          TOTAL BOND            LEHMAN             INTERMEDIATE
                        MARKET INDEX         AGGREGATE         INVESTMENT-GRADE
                           PORTFOLIO        BOND INDEX               DEBT FUND*






--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED DECEMBER 31, 2003
                                 ---------------------------------   FINAL VALUE
                                          ONE      FIVE       TEN   OF A $10,000
                                         YEAR     YEARS     YEARS     INVESTMENT
--------------------------------------------------------------------------------
Total Bond Market Index Portfolio       4.02%     6.14%     6.65%        $19,033
Lehman Aggregate Bond Index             4.10      6.62      6.95          19,575
Average Intermediate
  Investment-Grade Debt Fund*           4.55      5.63     5.76           17,505
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1993-DECEMBER 31, 2003

                           TOTAL BOND            LEHMAN
                         MARKET INDEX         AGGREGATE
                            PORTFOLIO        BOND INDEX

1994                         -2.7              -2.9
1995                         18.0              18.5
1996                          3.5               3.6
1997                          9.4               9.7
1998                          8.6               8.7
1999                         -0.8              -0.8
2000                         11.3              11.6
2001                          8.3               8.4
2002                          8.3              10.3
2003                          4.0               4.1
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

ABOUT YOUR PORTFOLIO'S EXPENSES                TOTAL BOND MARKET INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                         COST OF $10,000          PORTFOLIO          PEER GROUP*
                 INVESTMENT IN PORTFOLIO      EXPENSE RATIO        EXPENSE RATIO
--------------------------------------------------------------------------------
Total Bond Market
  Index Portfolio                    $22              0.22%                0.92%
--------------------------------------------------------------------------------
*Average Intermediate Investment-Grade Debt Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2003


STATEMENT OF NET ASSETS

-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                      COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (65.3%)
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (19.0%)
U.S. Treasury Bond                                     10.75%                   8/15/2005    $     25    $     29
U.S. Treasury Bond                                     10.00%                   5/15/2010       1,825       2,032
U.S. Treasury Bond                                    10.375%                  11/15/2012         725         925
U.S. Treasury Bond                                     13.25%                   5/15/2014         170         253
U.S. Treasury Bond                                     12.50%                   8/15/2014         275         402
U.S. Treasury Bond                                      8.75%                   5/15/2017       4,550       6,379
U.S. Treasury Bond                                     8.875%                   8/15/2017       2,775       3,932
U.S. Treasury Bond                                     9.125%                   5/15/2018         975       1,415
U.S. Treasury Bond                                     8.125%                   8/15/2019       3,470       4,689
U.S. Treasury Bond                                      8.00%                  11/15/2021       2,530       3,418
U.S. Treasury Bond                                      7.25%                   8/15/2022       2,510       3,169
U.S. Treasury Bond                                     7.625%                  11/15/2022       2,840       3,721
U.S. Treasury Bond                                     7.125%                   2/15/2023       1,145       1,430
U.S. Treasury Bond                                      6.75%                   8/15/2026       2,370       2,870
U.S. Treasury Bond                                     6.625%                   2/15/2027       3,490       4,172
U.S. Treasury Bond                                     6.375%                   8/15/2027         710         825
U.S. Treasury Bond                                      5.25%                  11/15/2028       2,235       2,253
U.S. Treasury Note                                     1.625%                   1/31/2005         150         151
U.S. Treasury Note                                      7.50%                   2/15/2005       3,500       3,742
U.S. Treasury Note                                      1.25%                   5/31/2005         150         150
U.S. Treasury Note                                     1.125%                   6/30/2005         725         721
U.S. Treasury Note                                      2.00%                   8/31/2005       3,375       3,397
U.S. Treasury Note                                     1.625%                   9/30/2005      18,000      17,992
U.S. Treasury Note                                     1.875%                  11/30/2005       1,550       1,553
U.S. Treasury Note                                     1.875%                  12/31/2005       1,800       1,801
U.S. Treasury Note                                      6.50%                  10/15/2006       4,700       5,237
U.S. Treasury Note                                     6.625%                   5/15/2007       5,050       5,717
U.S. Treasury Note                                     6.125%                   8/15/2007       2,450       2,743
U.S. Treasury Note                                     5.625%                   5/15/2008       9,045      10,023
U.S. Treasury Note                                     3.125%                   9/15/2008       1,925       1,924
U.S. Treasury Note                                      5.75%                   8/15/2010         375         421
U.S. Treasury Note                                     4.875%                   2/15/2012      10,680      11,316
U.S. Treasury Note                                     4.375%                   8/15/2012       3,150       3,214
Private Export Funding Corp.
  (U.S. Government Guaranteed)                          7.20%                   1/15/2010         400         470
                                                                                                         --------
                                                                                                         $112,486
                                                                                                         --------
AGENCY BONDS AND NOTES (11.0%)
AID-Israel                                              5.50%                   9/18/2023         150         152
AID-Israel                                              5.50%                   12/4/2023          50          50
Federal Home Loan Bank*                                4.625%                   4/15/2005         100         104
Federal Home Loan Bank*                                5.125%                    3/6/2006       2,050       2,177
Federal Home Loan Bank*                                 2.50%                   3/15/2006       1,600       1,610
Federal Home Loan Bank*                                 6.50%                   8/15/2007       1,450       1,623
Federal Home Loan Bank*                                5.865%                    9/2/2008       1,100       1,211
Federal Home Loan Bank*                                7.625%                   5/14/2010       1,850       2,221
Federal Home Loan Bank*                                 5.75%                   5/15/2012       2,950       3,210
Federal Home Loan Mortgage Corp.*                      6.875%                   1/15/2005       4,000       4,225
Federal Home Loan Mortgage Corp.*                       7.00%                   7/15/2005       4,250       4,589
Federal Home Loan Mortgage Corp.*                       5.50%                   7/15/2006       2,750       2,958
Federal Home Loan Mortgage Corp.*                      4.875%                   3/15/2007       1,300       1,382
Federal Home Loan Mortgage Corp.*                      6.875%                   9/15/2010         675         784
Federal Home Loan Mortgage Corp.*                       5.75%                   1/15/2012       6,500       7,071
Federal Home Loan Mortgage Corp.*                      5.125%                   7/15/2012         850         887
Federal Home Loan Mortgage Corp.*                       6.75%                   3/15/2031         625         723
Federal Home Loan Mortgage Corp.*                       6.25%                   7/15/2032         425         462
Federal National Mortgage Assn.*                       7.125%                   2/15/2005         100         106
Federal National Mortgage Assn.*                        5.50%                   2/15/2006       2,475       2,644
Federal National Mortgage Assn.*                       7.125%                   3/15/2007         250         283
Federal National Mortgage Assn.*                       6.625%                  10/15/2007         750         845

-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                      COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.*                        6.00%                   5/15/2008    $  2,825    $  3,126
Federal National Mortgage Assn.*                        6.40%                   5/14/2009       2,000       2,034
Federal National Mortgage Assn.*                       6.625%                   9/15/2009      10,560      12,062
Federal National Mortgage Assn.*                        7.25%                   1/15/2010       3,010       3,545
Federal National Mortgage Assn.*                        6.25%                    2/1/2011         400         441
Federal National Mortgage Assn.*                        6.00%                   5/15/2011         650         720
Federal National Mortgage Assn.*                       5.375%                  11/15/2011         275         292
Federal National Mortgage Assn.*                       6.125%                   3/15/2012         900       1,001
Federal National Mortgage Assn.*                       4.625%                    5/1/2013         475         463
Federal National Mortgage Assn.*                       7.125%                   1/15/2030         500         602
Tennessee Valley Authority*                            7.125%                    5/1/2030       1,000       1,205
                                                                                                     ------------
                                                                                                     $     64,808
                                                                                                     ------------

MORTGAGE-BACKED SECURITIES (35.3%)
Federal Home Loan Mortgage Corp.*                       4.00%        8/1/2008-9/1/2018(1)       3,409       3,362
Federal Home Loan Mortgage Corp.*                       4.50%        7/1/2010-9/1/2033(1)      10,209      10,202
Federal Home Loan Mortgage Corp.*                       5.00%       3/1/2008-11/1/2033(1)      18,923      19,036
Federal Home Loan Mortgage Corp.*                       5.50%        1/1/2007-8/1/2033(1)      13,850      14,146
Federal Home Loan Mortgage Corp.*                       6.00%        7/1/2005-4/1/2033(1)      12,433      12,941
Federal Home Loan Mortgage Corp.*                       6.50%        1/1/2005-7/1/2032(1)       8,330       8,762
Federal Home Loan Mortgage Corp.*                       7.00%        7/1/2004-9/1/2031(1)       3,750       3,982
Federal Home Loan Mortgage Corp.*                       7.50%       1/1/2007-12/1/2030(1)       1,265       1,359
Federal Home Loan Mortgage Corp.*                       8.00%       10/1/2009-4/1/2030(1)         871         941
Federal Home Loan Mortgage Corp.*                       8.50%       5/1/2006-11/1/2030(1)         243         263
Federal Home Loan Mortgage Corp.*                       9.00%       11/1/2005-5/1/2030(1)          50          55
Federal Home Loan Mortgage Corp.*                       9.50%        1/1/2025-2/1/2025(1)          13          14
Federal Home Loan Mortgage Corp.*                      10.00%       3/1/2017-11/1/2019(1)          10          12
Federal National Mortgage Assn.*                        4.00%       12/1/2010-9/1/2018(1)       2,484       2,436
Federal National Mortgage Assn.*                        4.50%       3/1/2018-10/1/2033(1)       9,734       9,626
Federal National Mortgage Assn.*                        5.00%       9/1/2009-10/1/2033(1)      22,784      22,852
Federal National Mortgage Assn.*                        5.50%        3/1/2017-8/1/2033(1)      31,506      32,108
Federal National Mortgage Assn.*                        6.00%       10/1/2008-3/1/2033(1)      16,455      17,101
Federal National Mortgage Assn.*                        6.50%        8/1/2008-9/1/2032(1)      11,920      12,503
Federal National Mortgage Assn.*                        7.00%       10/1/2007-7/1/2032(1)       4,389       4,665
Federal National Mortgage Assn.*                        7.50%        1/1/2007-7/1/2032(1)       1,869       1,998
Federal National Mortgage Assn.*                        8.00%       2/1/2008-11/1/2030(1)         468         506
Federal National Mortgage Assn.*                        8.50%       10/1/2004-4/1/2031(1)         191         209
Federal National Mortgage Assn.*                        9.00%       6/1/2022-12/1/2024(1)          46          51
Federal National Mortgage Assn.*                        9.50%       12/1/2018-2/1/2025(1)          28          32
Federal National Mortgage Assn.*                       10.00%        8/1/2020-8/1/2021(1)          12          13
Federal National Mortgage Assn.*                       10.50%                 8/1/2020(1)           5           5
Government National Mortgage Assn                       4.50%                9/15/2033(1)         248         237
Government National Mortgage Assn                       5.00%      3/1/2018-11/15/2033(1)       3,936       3,920
Government National Mortgage Assn                       5.50%     6/15/2018-11/15/2033(1)       6,305       6,431
Government National Mortgage Assn                       6.00%      3/15/2009-1/15/2033(1)       5,791       6,046
Government National Mortgage Assn                       6.50%     10/15/2008-7/15/2032(1)       5,580       5,910
Government National Mortgage Assn                       7.00%     10/15/2008-1/15/2032(1)       3,413       3,649
Government National Mortgage Assn                       7.50%      5/15/2008-7/15/2031(1)       1,286       1,385
Government National Mortgage Assn                       8.00%     3/15/2008-12/15/2030(1)         853         929
Government National Mortgage Assn                       8.50%      7/15/2009-7/15/2030(1)         229         252
Government National Mortgage Assn                       9.00%      4/15/2016-7/15/2030(1)         216         238
Government National Mortgage Assn                       9.50%     4/15/2017-12/15/2021(1)          43          48
Government National Mortgage Assn                      10.00%      5/15/2020-1/15/2025(1)          20          23
Government National Mortgage Assn                      10.50%                5/15/2019(1)          14          16
Government National Mortgage Assn                      11.00%               10/15/2015(1)           7           8
Government National Mortgage Assn                      11.50%                2/15/2013(1)          13          14
                                                                                                         --------
                                                                                                         $208,286
                                                                                                         --------
-----------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $376,293)                                             $385,580
-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (31.1%)
-----------------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (5.1%)
Bank of America Mortgage Securities                    4.654%                6/25/2032(1)          61          62
Bear Stearns Commercial Mortgage Securities Inc.        5.61%               11/15/2033(1)       2,100       2,225
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust PG&E-1                     6.42%                9/25/2008(1)         329         350
Capital One Auto Finance Trust                          4.88%                9/15/2008(1)         450         468

-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                      COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
Centex Home Equity                                      4.64%                8/25/2026(1)    $    225    $    228
CIT RV Trust                                            5.96%                4/15/2011(1)          22          22
Citigroup Mortgage Loan Trust                          4.185%                9/25/2033(1)       1,677       1,683
Commercial Mortgage Lease-Backed Certificate           6.746%             6/20/2031(1)(2)       1,372       1,500
Countrywide Home Loans                                 4.508%                9/19/2032(1)         114         116
Countrywide Home Loans                                  4.18%                5/25/2033(1)       1,255       1,254
Credit Suisse First Boston Mortgage Securities Corp.                  6.38% 12/18/2010(1)       3,500       3,879
First Union National Bank Commercial Mortgage Securities             6.223% 12/12/2033(1)       2,100       2,316
Fleet Credit Card Master Trust II                       2.75%                4/15/2008(1)       2,000       2,024
Ford Credit Auto Owner Trust                            3.62%                1/15/2006(1)         287         289
Ford Credit Auto Owner Trust                                          3.13% 11/15/2006(1)       1,000       1,015
Honda Auto Receivables Owner Trust                      2.19%                9/15/2006(1)         650         655
Honda Auto Receivables Owner Trust                      4.22%                4/15/2007(1)         800         823
M&T Auto Loan Trust                                                   3.04% 10/20/2008(1)         900         907
MBNA Master Credit Card Trust                           4.95%                6/15/2009(1)       1,200       1,269
Morgan Stanley Dean Witter Capital I                    5.98%                1/15/2039(1)       2,500       2,726
PNC Mortgage Acceptance Corp.                           7.30%                9/12/2010(1)       2,000       2,288
PSE&G Transition Funding LLC                                          6.89% 12/15/2017(1)         500         579
Residential Asset Securities Corp.                     4.988%                2/25/2027(1)         789         801
Toyota Auto Receivables Owner Trust                                   2.65% 11/15/2006(1)         700         707
Toyota Auto Receivables Owner Trust                     4.00%                7/15/2008(1)         250         258
USAA Auto Owner Trust                                   2.93%                7/16/2007(1)         400         403
Washington Mutual Mortgage Pass-Through Certificates   5.435%                2/25/2032(1)         110         112
Washington Mutual Mortgage Pass-Through Certificates   5.548%                4/26/2032(1)         327         331
Washington Mutual Mortgage Pass-Through Certificates    5.55%                4/26/2032(1)         137         140
WFS Financial Owner Trust                               4.50%                2/20/2010(1)         400         414
World Omni Auto Receivable Trust                                      3.79% 11/21/2005(1)         239         241
                                                                                                         --------
                                                                                                         $ 30,085
                                                                                                         --------

FINANCE (10.5%)
  BANKING (5.6%)
Abbey National PLC                                      7.95%                  10/26/2029         250         311
Asian Development Bank                                 4.875%                    2/5/2007       1,000       1,066
Bank of America Corp.                                  4.375%                   12/1/2010         100         100
Bank of America Corp.                                   7.40%                   1/15/2011         750         879
Bank of America Corp.                                   6.25%                   4/15/2012         750         825
Bank of America Corp.                                   5.25%                   12/1/2015         225         223
Bank of New York                                        3.75%                   2/15/2008         250         255
Bank One Corp.                                          6.00%                   2/17/2009       1,000       1,100
Bank One Corp.                                         7.875%                    8/1/2010          50          60
Bank One NA (IL)                                        3.70%                   1/15/2008         400         405
Bayerische Landesbank                                  2.875%                  10/15/2008         150         147
BBVA-Bancomer Capital Trust I                          10.50%                2/16/2011(2)         275         310
Branch Bank & Trust                                     5.20%                  12/23/2015         125         124
The Chase Manhattan Corp.                               6.00%                   11/1/2005         575         614
Citicorp                                               7.625%                    5/1/2005         300         322
Citicorp Capital II                                    8.015%                   2/15/2027         500         571
Citicorp Lease Pass-Through Trust                       7.22%             6/15/2005(1)(2)         601         644
Citicorp Lease Pass-Through Trust                       8.04%               12/15/2019(2)         500         587
Citigroup Inc.                                          5.50%                    8/9/2006         500         536
Citigroup Inc.                                         6.625%                   6/15/2032         100         109
Citigroup Inc.                                          6.00%                  10/31/2033         250         250
CoreStates Capital Corp.                                8.00%               12/15/2026(2)       1,000       1,137
Credit Suisse First Boston USA Inc.                     5.75%                   4/15/2007         700         754
Credit Suisse First Boston USA Inc.                     6.50%                   1/15/2012         400         443
Deutsche Ausgleichbank                                  7.00%                   6/23/2005         400         430
Deutsche Bank Financial LLC                            5.375%                    3/2/2015         225         228
European Investment Bank                                4.00%                   3/15/2005       1,800       1,858
European Investment Bank                               4.875%                    9/6/2006         150         159
European Investment Bank                               4.625%                    3/1/2007         400         424
Fleet Boston Financial Corp.                           4.875%                   12/1/2006         350         371
Fleet Boston Financial Corp.                            3.85%                   2/15/2008         300         305
Fleet Capital Trust II                                  7.92%                  12/11/2026         400         440
Golden West Financial                                  4.125%                   8/15/2007         350         361
HSBC Holdings PLC                                       7.50%                   7/15/2009         750         880
Inter-American Development Bank                        6.375%                  10/22/2007         150         168

-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                      COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
Inter-American Development Bank                        5.625%                   4/16/2009    $  1,250    $  1,375
Inter-American Development Bank                         8.50%                   3/15/2011         130         164
Inter-American Development Bank                         7.00%                   6/15/2025         100         118
International Bank for Reconstruction & Development    6.625%                   8/21/2006         500         553
International Bank for Reconstruction & Development    4.125%                   8/12/2009       1,550       1,598
International Finance Corp.                             3.00%                   4/15/2008         300         299
Landwirtschaft Rentenbank                              3.375%                  11/15/2007         500         505
Landwirtschaft Rentenbank                               3.25%                   6/16/2008         100         100
Landwirtschaft Rentenbank                              3.875%                    9/4/2008         250         255
Manufacturers & Traders Bank                            8.00%                   10/1/2010         350         419
Marshall & Ilsley Bank                                 4.125%                    9/4/2007         325         337
Mercantile Bancorp (Firstar)                            7.30%                   6/15/2007         250         285
J.P. Morgan & Co., Inc.                                 6.70%                   11/1/2007         460         514
J.P. Morgan Chase & Co.                                 6.50%                    8/1/2005         175         187
J.P. Morgan Chase & Co.                                 5.25%                   5/30/2007         275         295
J.P. Morgan Chase & Co.                                 4.00%                    2/1/2008         400         409
J.P. Morgan Chase & Co.                                 5.25%                    5/1/2015         100         100
National City Corp.                                     3.20%                    4/1/2008         500         496
NB Capital Trust IV                                     8.25%                   4/15/2027         200         233
Nordic Investment Bank                                 3.125%                   4/24/2008         150         150
North Fork Bancorp                                     5.875%                   8/15/2012         150         160
Oesterreich Kontrollbank                                5.50%                   1/20/2006         300         320
Oesterreich Kontrollbank                               5.125%                   3/20/2007          75          81
PNC Funding Corp.                                       5.25%                  11/15/2015         100          99
Regions Financial Corp.                                6.375%                   5/15/2012         250         275
Royal Bank of Scotland Group PLC                       7.648%                   9/30/2031         450         530
Santander Central Hispano SA                           7.625%                   9/14/2010         375         445
Sanwa Bank Ltd.                                         8.35%                   7/15/2009         100         117
Sanwa Bank Ltd.                                         7.40%                   6/15/2011         200         223
Sumitomo Mitsui Banking Corp.                           8.00%                   6/15/2012          95         113
Suntrust Bank                                           5.45%                   12/1/2017         300         307
Swiss Bank Corp.                                        7.00%                  10/15/2015         250         294
Swiss Bank Corp.                                       7.375%                   6/15/2017         100         122
Synovus Financial Corp.                                 7.25%                  12/15/2005         300         329
UFJ Finance Aruba AEC                                   6.75%                   7/15/2013         100         107
Union Planters Corp.                                    7.75%                    3/1/2011         300         353
UnionBanCal Corp.                                       5.25%                  12/16/2013          50          51
US Bancorp                                              5.10%                   7/15/2007         500         534
US Bank National Assoc                                  2.85%                  11/15/2006         100         100
Wachovia Corp.                                         6.625%                  11/15/2006         250         276
Washington Mutual Bank                                 6.875%                   6/15/2011         400         455
Washington Mutual Bank                                  5.50%                   1/15/2013         300         309
Wells Fargo & Co.                                      5.125%                   2/15/2007         500         534
Wells Fargo & Co.                                       5.25%                   12/1/2007       1,000       1,074
Wells Fargo & Co.                                       4.95%                  10/16/2013         200         199
Zions Bancorp                                           6.00%                   9/15/2015          50          53

BROKERAGE (1.5%)
Bear Stearns & Co., Inc.                                7.80%                   8/15/2007       1,100       1,267
Goldman Sachs Group Inc.                                7.35%                   10/1/2009         300         350
Goldman Sachs Group Inc.                               6.875%                   1/15/2011         100         113
Goldman Sachs Group Inc.                                5.70%                    9/1/2012         250         262
Goldman Sachs Group Inc.                                5.25%                  10/15/2013         250         253
Lehman Brothers Holdings Inc.                           7.75%                   1/15/2005         750         800
Lehman Brothers Holdings Inc.                          6.625%                    2/5/2006         250         271
Lehman Brothers Holdings Inc.                          6.625%                   2/15/2008         200         223
Lehman Brothers Holdings Inc.                          6.625%                   1/18/2012         100         112
Merrill Lynch & Co., Inc.                              3.375%                   9/14/2007         400         401
Merrill Lynch & Co., Inc.                               4.00%                  11/15/2007         600         613
Merrill Lynch & Co., Inc.                               6.00%                   2/17/2009         100         109
Merrill Lynch & Co., Inc.                               5.30%                   9/30/2015          75          75
Morgan Stanley Dean Witter Discover & Co.              6.875%                    3/1/2007         100         111
Morgan Stanley Dean Witter Discover & Co.               5.80%                    4/1/2007       1,575       1,708
Morgan Stanley Dean Witter Discover & Co.               6.75%                   4/15/2011         200         225
Morgan Stanley Dean Witter Discover & Co.               7.25%                    4/1/2032         150         174

-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                      COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc.                     5.875%                   3/15/2006         650         697
Spear, Leeds & Kellogg, LP                              8.25%                8/15/2005(2)       1,000       1,099
Waddell & Reed Financial                                7.50%                   1/18/2006         225         244

FINANCE COMPANIES (2.0%)
American Express Co.                                    3.75%                  11/20/2007         150         153
American Express Credit Corp.                           3.00%                   5/16/2008         250         245
American General Finance Corp.                          5.75%                   3/15/2007         300         324
Capital One Bank                                       6.875%                    2/1/2006         200         216
Capital One Bank                                       4.875%                   5/15/2008         125         130
Capital One Bank                                        4.25%                   12/1/2008         175         175
CIT Group Inc.                                         4.125%                   2/21/2006         550         567
CIT Group Inc.                                         7.375%                    4/2/2007         100         113
CIT Group Inc.                                          4.00%                    5/8/2008         150         152
CIT Group Inc.                                          7.75%                    4/2/2012         100         118
Countrywide Home Loan                                   5.50%                    2/1/2007         450         482
Countrywide Home Loan                                  5.625%                   5/15/2007         250         269
General Electric Capital Corp.                         5.375%                   3/15/2007         300         322
General Electric Capital Corp.                          3.50%                    5/1/2008         500         500
General Electric Capital Corp.                         4.625%                   9/15/2009       2,500       2,587
General Electric Capital Corp.                         6.125%                   2/22/2011         500         548
General Electric Capital Corp.                          5.00%                    2/1/2013         250         252
General Electric Capital Corp.                          6.75%                   3/15/2032          75          83
Household Finance Corp.                                 6.50%                   1/24/2006         375         406
Household Finance Corp.                                 7.20%                   7/15/2006         125         138
Household Finance Corp.                                 7.65%                   5/15/2007         400         456
Household Finance Corp.                                4.625%                   1/15/2008         150         156
Household Finance Corp.                                 6.40%                   6/17/2008         125         139
Household Finance Corp.                                6.375%                  10/15/2011         250         275
Household Finance Corp.                                 7.00%                   5/15/2012         250         284
Household Finance Corp.                                7.625%                   5/17/2032         100         120
Household Finance Corp.                                 7.35%                  11/27/2032         200         232
International Lease Finance Corp.                      5.625%                    6/1/2007         350         376
International Lease Finance Corp.                       4.50%                    5/1/2008         250         258
MBNA America Bank NA                                   5.375%                   1/15/2008         500         537
SLM Corp.                                               5.05%                  11/14/2014         450         446
SLM Corp.                                              5.625%                    8/1/2033          75          71
USA Education Inc.                                     5.625%                   4/10/2007         475         512

INSURANCE (1.0%)
ACE Ltd.                                                6.00%                    4/1/2007         350         378
AEGON NV                                                4.75%                    6/1/2013         100          98
Allstate Corp.                                         5.375%                   12/1/2006         500         536
Allstate Corp.                                         6.125%                  12/15/2032         100         102
American General Capital II                             8.50%                    7/1/2030         300         388
American International Group Inc.                      2.875%                5/15/2008(2)         125         122
AXA SA                                                  8.60%                  12/15/2030          50          63
Berkshire Hathaway Inc.                                3.375%               10/15/2008(2)          75          75
Berkshire Hathaway Inc.                                 4.20%               12/15/2010(2)         100          99
Berkshire Hathaway Inc.                                4.625%               10/15/2013(2)          50          49
Commerce Group Inc.                                     5.95%                   12/9/2013          50          51
Fund American Cos. Inc.                                5.875%                   5/15/2013          75          75
General Electric Global Insurance Holdings Corp.        7.00%                   2/15/2026          50          54
John Hancock Global Funding II                         5.625%                6/27/2006(2)         150         161
Hartford Life Inc.                                     7.375%                    3/1/2031         200         234
Jackson National Life Insurance Co.                    6.125%                5/30/2012(2)         100         106
Lincoln National Corp.                                  6.20%                  12/15/2011         500         542
Marsh & McLennan Cos. Inc.                              6.25%                   3/15/2012         175         190
MetLife Inc.                                            5.25%                   12/1/2006         250         267
MetLife Inc.                                            5.00%                  11/24/2013          50          49
Monumental Global Funding II                            6.05%                1/19/2006(2)         300         322
Nationwide Life Global Funding                          5.35%                2/15/2007(2)         300         319
Principal Life Global Funding I                        6.125%                 3/1/2006(2)         150         161
Protective Life                                         3.70%                  11/24/2008         175         174
Reinsurance Group of America                            6.75%                  12/15/2011         250         271

-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                      COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
St. Paul Cos. Inc.                                      5.75%                   3/15/2007    $    225    $    242
Travelers Property Casualty                             3.75%                   3/15/2008         100         100
Travelers Property Casualty                             7.75%                   4/15/2026         275         322
Unum Corp.                                              6.75%                  12/15/2028          30          28
UnumProvident Corp.                                    7.625%                    3/1/2011         100         111

REAL ESTATE INVESTMENT TRUSTS (0.4%)
Boston Properties Inc.                                 5.625%                   4/15/2015         125         126
EOP Operating LP                                       8.375%                   3/15/2006         200         224
EOP Operating LP                                        6.75%                   2/15/2008          75          83
EOP Operating LP                                        7.00%                   7/15/2011         100         113
EOP Operating LP                                       7.875%                   7/15/2031         150         174
Equity Residential Properties Trust                    6.625%                   3/15/2012         250         276
Health Care Property Investment Inc.                    6.45%                   6/25/2012         250         270
HRPT Properties Trust                                   6.50%                   1/15/2013         250         267
ProLogis                                                5.50%                    3/1/2013          75          76
Regency Centers LP                                      6.75%                   1/15/2012         200         220
Rouse Co.                                              5.375%                  11/26/2013          50          50
Shurgard Storage Centers, Inc.                          7.75%                   2/22/2011         175         200
Simon Property Group LP                                6.375%                  11/15/2007         375         407

OTHER
J Paul Getty Trust                                     5.875%                   10/1/2033          75          75
                                                                                                         --------
                                                                                                         $ 62,247
                                                                                                         --------

INDUSTRIAL (13.4%)
  BASIC INDUSTRY (0.8%)
Alcan Inc.                                              4.50%                   5/15/2013         175         168
Alcan Inc.                                              5.20%                   1/15/2014         125         126
Alcan Inc.                                             6.125%                  12/15/2033          50          50
Alcoa Inc.                                              4.25%                   8/15/2007         700         727
BHP Billington Finance BV                               4.80%                   4/15/2013          50          50
Celulosa Arauco Constitution SA                        8.625%                   8/15/2010         300         358
Domtar Inc.                                            7.875%                  10/15/2011         200         233
Dow Chemical Co.                                        5.00%                  11/15/2007         500         525
Eastman Chemical Co.                                    3.25%                   6/15/2008         225         216
Eastman Chemical Co.                                    7.00%                   4/15/2012          50          55
ICI Wilmington Inc.                                    4.375%                   12/1/2008         100         100
ICI Wilmington Inc.                                    5.625%                   12/1/2013         100         101
Inco Ltd.                                               5.70%                  10/15/2015         100         101
International Paper Co.                                 4.25%                   1/15/2009         100         100
International Paper Co.                                 6.75%                    9/1/2011         300         332
International Paper Co.                                 5.50%                   1/15/2014          75          75
Potash Corp. of Saskatchewan                            7.75%                   5/31/2011         300         350
Praxair Inc.                                            3.95%                    6/1/2013         200         186
Rohm & Haas Co.                                         7.85%                   7/15/2029         100         122
Westvaco Corp.                                          8.20%                   1/15/2030         100         116
Weyerhaeuser Co.                                        6.75%                   3/15/2012         400         436
Weyerhaeuser Co.                                       7.375%                   3/15/2032         300         324

CAPITAL GOODS (1.3%)
Boeing Capital Corp.                                    6.50%                   2/15/2012          50          55
Boeing Capital Corp.                                    5.80%                   1/15/2013         250         262
The Boeing Co.                                         6.625%                   2/15/2038         400         418
Bombardier Capital Corp.                               6.125%                6/29/2006(2)         225         239
Caterpillar, Inc.                                      7.375%                    3/1/2097         175         204
CRH Capital Inc.                                        6.95%                   3/15/2012         300         339
Deere & Co.                                             8.50%                    1/9/2022         100         128
John Deere Capital Corp.                               4.125%                   7/15/2005         600         620
John Deere Capital Corp.                                7.00%                   3/15/2012         250         288
Emerson Electric Co.                                   4.625%                  10/15/2012         500         496
General Dynamics                                       2.125%                   5/15/2006         125         124
General Dynamics                                        3.00%                   5/15/2008         125         122
Goodrich Corp.                                          6.45%                  12/15/2007         200         218
Hutchison Whampoa International Ltd.                    5.45%               11/24/2010(2)         125         126
Hutchison Whampoa International Ltd.                    6.25%                1/24/2014(2)         200         202

-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                      COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
Hutchison Whampoa International Ltd.                    7.45%               11/24/2033(2)    $    125    $    128
Lockheed Martin Corp.                                   8.50%                   12/1/2029         400         521
Masco Corp.                                             6.75%                   3/15/2006         500         544
Northrop Grumman Corp.                                  7.75%                   2/15/2031         100         122
Raytheon Co.                                            8.30%                    3/1/2010         200         238
Raytheon Co.                                            5.50%                  11/15/2012         175         177
Raytheon Co.                                           5.375%                    4/1/2013         100         100
Raytheon Co.                                            7.20%                   8/15/2027         100         108
Republic Service                                       7.125%                   5/15/2009          75          86
Textron Inc.                                            6.50%                    6/1/2012         225         245
TRW. Inc.                                               7.75%                    6/1/2029         300         357
United Technologies Corp.                              4.875%                   11/1/2006         700         743
USA Waste Services Inc.                                 7.00%                   7/15/2028         275         293
Waste Management Inc.                                   7.75%                   5/15/2032         200         234

COMMUNICATION (3.1%)
Ameritech Capital Funding                               6.15%                   1/15/2008         275         300
AT&T Broadband Corp.                                   9.455%                  11/15/2022         339         457
AT&T Corp.                                              8.05%                  11/15/2011         650         743
AT&T Wireless Services Inc.                            7.875%                    3/1/2011         300         346
AT&T Wireless Services Inc.                            8.125%                    5/1/2012         250         291
AT&T Wireless Services Inc.                             8.75%                    3/1/2031         300         368
BellSouth Capital Funding                              7.875%                   2/15/2030         550         666
British Sky Broadcasting                                7.30%                  10/15/2006          50          56
British Sky Broadcasting                               6.875%                   2/23/2009          50          56
British Sky Broadcasting                                8.20%                   7/15/2009          50          60
British Telecommunications PLC                         7.875%                  12/15/2005         650         716
British Telecommunications PLC                         8.875%                  12/15/2030         200         261
CenturyTel Inc.                                        7.875%                   8/15/2012         175         208
Citizens Communications                                 9.25%                   5/15/2011         200         236
Clear Channel Communications Inc.                       7.65%                   9/15/2010         275         321
Clear Channel Communications Inc.                       5.00%                   3/15/2012          50          49
Comcast Cable Communications Inc.                      8.375%                    5/1/2007         900       1,043
Comcast Cable Communications Inc.                      8.875%                    5/1/2017         350         447
Cox Communications, Inc.                                7.75%                   11/1/2010         175         205
Cox Communications, Inc.                                5.50%                   10/1/2015         100         100
Deutsche Telekom International Finance                  8.25%                   6/15/2005         200         217
Deutsche Telekom International Finance                 3.875%                   7/22/2008         100         100
Deutsche Telekom International Finance                  8.50%                   6/15/2010         350         423
Deutsche Telekom International Finance                  8.75%                   6/15/2030         400         508
France Telecom                                          9.00%                    3/1/2011         200         240
France Telecom                                          9.75%                    3/1/2031         400         527
Gannett Co. Inc.                                        4.95%                    4/1/2005         250         260
Grupo Televisa SA                                      8.625%                    8/8/2005         250         274
GTE South Inc.                                         6.125%                   6/15/2007       1,000       1,090
Intelsat Ltd.                                           5.25%                11/1/2008(2)         125         129
Intelsat Ltd.                                           6.50%                11/1/2013(2)         125         130
Koninklijke KPN NV                                      8.00%                   10/1/2010         450         537
New England Telephone & Telegraph Co.                  6.875%                   10/1/2023         175         180
New England Telephone & Telegraph Co.                  7.875%                  11/15/2029         500         597
News America Holdings Inc.                              8.15%                  10/17/2036         175         214
News America Holdings Inc.                              7.75%                   12/1/2045         300         353
Southwestern Bell Telephone Co.                        6.625%                   7/15/2007         500         557
Sprint Capital Corp.                                    7.90%                   3/15/2005         175         186
Sprint Capital Corp.                                    6.00%                   1/15/2007         200         213
Sprint Capital Corp.                                    8.75%                   3/15/2032         800         945
Telecom Italia                                          4.00%               11/15/2008(2)         225         227
Telecom Italia                                          5.25%               11/15/2013(2)         225         225
Telecom Italia                                         6.375%               11/15/2033(2)          50          50
Telefonica Europe BV                                    7.35%                   9/15/2005         250         272
Telefonica Europe BV                                    8.25%                   9/15/2030         200         254
Telefonos de Mexico SA                                  8.25%                   1/26/2006         200         221
Thomson Corp.                                           5.75%                    2/1/2008         350         375
Time Warner Entertainment                              8.375%                   3/15/2023         350         430
Univision Communications Inc.                          2.875%                  10/15/2006          50          50

-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                      COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
Univision Communications Inc.                           3.50%                  10/15/2007    $     75    $     75
US Cellular                                             6.70%                  12/15/2033          75          75
USA Interactive                                         7.00%                   1/15/2013         150         165
Verizon Global Funding Corp.                            6.75%                   12/1/2005         100         108
Verizon New Jersey Inc.                                5.875%                   1/17/2012         100         106
Verizon New York Inc.                                  7.375%                    4/1/2032         100         109
Verizon Wireless Inc.                                  5.375%                  12/15/2006         175         187
Vodafone AirTouch PLC                                  7.625%                   2/15/2005         500         533
Vodafone AirTouch PLC                                   7.75%                   2/15/2010          50          59
Vodafone Group PLC                                      5.00%                  12/16/2013         250         249

CONSUMER CYCLICAL (3.3%)
AOL Time Warner                                         7.70%                    5/1/2032         500         581
Auburn Hills Trust                                    12.375%                    5/1/2020         115         163
Cendant Corp.                                          6.875%                   8/15/2006         290         318
Cendant Corp.                                           6.25%                   1/15/2008         225         245
Cendant Corp.                                          7.375%                   1/15/2013         100         115
Costco Wholesale Corp.                                  5.50%                   3/15/2007         225         242
DaimlerChrysler North America Holding Corp.             7.40%                   1/20/2005         450         475
DaimlerChrysler North America Holding Corp.             4.75%                   1/15/2008         100         102
DaimlerChrysler North America Holding Corp.             4.05%                    6/4/2008         250         248
DaimlerChrysler North America Holding Corp.             7.75%                   1/18/2011         200         228
DaimlerChrysler North America Holding Corp.             7.30%                   1/15/2012         625         698
DaimlerChrysler North America Holding Corp.             6.50%                  11/15/2013         100         105
Dayton Hudson Corp.                                     6.75%                    1/1/2028         250         272
Dayton Hudson Corp.                                     6.65%                    8/1/2028         175         188
Delphi Corp.                                            6.55%                   6/15/2006         100         107
Delphi Corp.                                            6.50%                   8/15/2013         125         131
The Walt Disney Co.                                    5.375%                    6/1/2007         700         744
Ford Motor Co.                                          7.45%                   7/16/2031         650         651
Ford Motor Co.                                          8.90%                   1/15/2032         500         563
Ford Motor Credit Co.                                  6.875%                    2/1/2006       2,525       2,691
Ford Motor Credit Co.                                   6.50%                   1/25/2007         500         533
Ford Motor Credit Co.                                  7.375%                  10/28/2009          25          27
Ford Motor Credit Co.                                   7.00%                   10/1/2013         125         131
General Motors Acceptance Corp.                         5.25%                   5/16/2005         775         804
General Motors Acceptance Corp.                         6.75%                   1/15/2006         300         321
General Motors Acceptance Corp.                        6.125%                    2/1/2007         700         747
General Motors Acceptance Corp.                        6.875%                   9/15/2011         500         538
General Motors Acceptance Corp.                         7.00%                    2/1/2012         500         540
General Motors Acceptance Corp.                        6.875%                   8/28/2012         100         107
General Motors Acceptance Corp.                         8.00%                   11/1/2031         250         275
General Motors Corp.                                    8.25%                   7/15/2023         100         113
General Motors Corp.                                    6.75%                    5/1/2028         475         461
General Motors Corp.                                   8.375%                   7/15/2033         200         228
Harrah's Operating Co. Inc.                            7.125%                    6/1/2007         100         111
Harrah's Operating Co. Inc.                            5.375%               12/15/2013(2)         250         247
Kohl's Corp.                                            6.00%                   1/15/2033         275         278
Liberty Media Corp.                                     3.50%                   9/25/2006         150         151
Liberty Media Corp.                                     7.75%                   7/15/2009         400         459
Lowe's Cos., Inc.                                      6.875%                   2/15/2028         275         311
May Department Stores Co.                               9.75%                   2/15/2021          88         113
Pulte Homes Inc.                                       7.875%                   6/15/2032         175         204
Target Corp.                                            5.40%                   10/1/2008         250         269
Time Warner Inc.                                        7.75%                   6/15/2005         180         195
Time Warner Inc.                                        8.18%                   8/15/2007         500         578
Time Warner Inc.                                       6.625%                   5/15/2029         100         102
Toyota Motor Credit Corp.                               4.35%                  12/15/2010         100         101
Toys R Us Inc.                                         7.875%                   4/15/2013         100         107
Toys R Us Inc.                                         7.375%                  10/15/2018          60          60
VF Corp.                                                6.00%               10/15/2033(2)         100          99
Viacom Inc.                                             7.75%                    6/1/2005         500         541
Viacom Inc.                                             6.40%                   1/30/2006         200         216
Viacom Inc.                                            5.625%                   8/15/2012         200         213
Visteon Corp.                                           7.95%                    8/1/2005          50          53

-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                      COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
Visteon Corp.                                           8.25%                    8/1/2010    $    100    $    112
Wal-Mart Stores, Inc.                                  4.375%                   7/12/2007         275         287
Wal-Mart Stores, Inc.                                   4.55%                    5/1/2013         200         197
Wal-Mart Stores, Inc. Canada                            5.58%                 5/1/2006(2)         700         751
Wendy's International                                   6.20%                   6/15/2014         125         136

CONSUMER NONCYCLICAL (2.4%)
Abbott Laboratories                                    5.625%                    7/1/2006         200         215
Albertson's Inc.                                        7.50%                   2/15/2011         200         229
Albertson's Inc.                                        8.00%                    5/1/2031         100         115
Altria Group Inc.                                      5.625%                   11/4/2008         125         128
Altria Group Inc.                                       7.00%                   11/4/2013          50          53
Anheuser-Busch Cos., Inc.                               7.10%                   6/15/2007         850         872
Anheuser-Busch Cos., Inc.                              7.125%                    7/1/2017         150         167
Anheuser-Busch Cos., Inc.                               6.80%                   8/20/2032          75          85
C.R. Bard, Inc.                                         6.70%                   12/1/2026         350         383
Becton, Dickinson, & Co.                                4.55%                   4/15/2013         100          98
Becton, Dickinson, & Co.                                4.90%                   4/15/2018         100          97
Bottling Group LLC                                     4.625%                  11/15/2012         450         447
Bristol-Myers Squibb Co.                                7.15%                   6/15/2023         500         582
Bunge Ltd. Finance Corp.                               4.375%               12/15/2008(2)         100         101
Campbell Soup Co.                                       6.75%                   2/15/2011         500         568
Cia. Brasil de Bebidas AmBev                           10.50%                  12/15/2011         100         116
Cia. Brasil de Bebidas AmBev                            8.75%                9/15/2013(2)         100         107
Coca-Cola Enterprises, Inc.                             5.75%                   11/1/2008         500         547
Coca-Cola Enterprises, Inc.                            6.125%                   8/15/2011         100         110
Coca-Cola Enterprises, Inc.                             8.50%                    2/1/2022          50          65
Coca-Cola Enterprises, Inc.                             6.75%                   9/15/2028         175         195
Conagra Foods, Inc.                                    7.875%                   9/15/2010         500         596
Diageo Capital PLC                                     3.375%                   3/20/2008         150         149
General Mills Inc.                                     2.625%                  10/24/2006         300         298
General Mills Inc.                                     5.125%                   2/15/2007         100         106
Grand Metropolitan Investment Corp.                     9.00%                   8/15/2011         400         511
H.J. Heinz Co.                                         6.375%                   7/15/2028          75          80
Imperial Tobacco                                       7.125%                    4/1/2009         125         141
International Flavors & Fragrances                      6.45%                   5/15/2006         300         325
Johnson & Johnson                                       3.80%                   5/15/2013          75          71
Johnson & Johnson                                       4.95%                   5/15/2033          75          68
Kellogg Co.                                             6.00%                    4/1/2006         400         430
Kellogg Co.                                            2.875%                    6/1/2008         250         242
Kraft Foods Inc.                                       4.625%                   11/1/2006         400         418
Kraft Foods Inc.                                       5.625%                   11/1/2011          50          53
Kraft Foods Inc.                                        6.50%                   11/1/2031         300         315
Kroger Co.                                              8.00%                   9/15/2029         125         150
Kroger Co.                                              7.50%                    4/1/2031          50          57
Fred Meyer, Inc.                                       7.375%                    3/1/2005         500         531
Pepsi Bottling Group Inc.                               7.00%                    3/1/2029          50          57
Pharmacia Corp.                                         5.75%                   12/1/2005         400         427
Philip Morris Cos., Inc.                                7.00%                   7/15/2005         150         158
Philip Morris Cos., Inc.                                7.65%                    7/1/2008         225         248
Procter & Gamble Co. ESOP                               9.36%                    1/1/2021         500         676
Quest Diagnostic Inc.                                   6.75%                   7/12/2006         300         328
Safeway Inc.                                            6.50%                    3/1/2011         125         136
Sara Lee Corp.                                          1.95%                   6/15/2006         250         246
Sara Lee Corp.                                         6.125%                   11/1/2032         250         259
Schering-Plough Corp.                                   5.30%                   12/1/2013         100         101
Schering-Plough Corp.                                   6.50%                   12/1/2033          75          78
Tyson Foods Inc.                                        7.25%                   10/1/2006         100         110
Tyson Foods Inc.                                        8.25%                   10/1/2011         100         116
United Health Group Inc.                                5.20%                   1/17/2007         200         213
Wellpoint Health Network                               6.375%                   1/15/2012         300         329
Wyeth                                                  4.125%                    3/1/2008         350         362
Wyeth                                                   5.25%                   3/15/2013         225         228
Wyeth                                                   5.50%                    2/1/2014         125         126

-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                      COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
Wyeth                                                   6.45%                    2/1/2024    $     50    $     51
Wyeth                                                   6.50%                    2/1/2034          50          51

ENERGY (1.1%)
Alberta Energy Co. Ltd.                                7.375%                   11/1/2031         250         295
Amerada Hess Corp.                                      7.30%                   8/15/2031         100         103
Anadarko Finance Co.                                    7.50%                    5/1/2031         100         119
Anadarko Petroleum Corp.                               6.125%                   3/15/2012          50          54
BP Capital Markets PLC                                  2.75%                  12/29/2006         375         376
Burlington Resources Inc.                               7.40%                   12/1/2031         175         203
Canadian Natural Resources                              7.20%                   1/15/2032         125         146
Devon Energy Corp.                                     7.875%                   9/30/2031         225         267
Devon Energy Corp.                                      7.95%                   4/15/2032          50          60
Halliburton Co.                                         5.50%               10/15/2010(2)          75          78
Kerr McGee Corp.                                       7.875%                   9/15/2031         225         257
LG Caltex Oil Corp.                                     7.75%                7/25/2011(2)         200         229
Marathon Oil Corp.                                      6.80%                   3/15/2032         100         107
Nexen Inc.                                              5.05%                  11/20/2013          50          49
Norsk Hydro                                             7.50%                   10/1/2016          50          61
Norsk Hydro                                             7.25%                   9/23/2027          50          59
Occidental Petroleum                                    7.20%                    4/1/2028         150         172
PanCanadian Energy Corp.                                7.20%                   11/1/2031         125         144
Pemex Project Funding Master Trust                     7.375%                  12/15/2014         200         211
Petroleos Mexicanos                                     6.50%                    2/1/2005       1,000       1,046
PF Export Receivables Master Trust                      6.60%             12/1/2011(1)(2)         500         553
Phillips Petroleum Co.                                  8.75%                   5/25/2010         650         812
Schlumberger Technology Corp.                           6.50%                4/15/2012(2)         100         112
Suncor Energy Inc.                                      7.15%                    2/1/2032         100         115
Texaco Capital Corp.                                   8.625%                    4/1/2032         250         347
Tosco Corp.                                             7.25%                    1/1/2007         500         559

TECHNOLOGY (0.6%)
Arrow Electronics Inc.                                 6.875%                    7/1/2013          50          53
Computer Associates International                      6.375%                   4/15/2005         100         105
Computer Sciences Corp.                                 5.00%                   2/15/2013         250         252
Eastman Kodak Co.                                      3.625%                   5/15/2008         100          95
Electronic Data Systems                                 6.00%                    8/1/2013         150         147
First Data Corp.                                       5.625%                   11/1/2011         500         531
Hewlett-Packard Co.                                    3.625%                   3/15/2008       1,000       1,004
International Business Machines Corp.                   6.45%                    8/1/2007         500         559
International Business Machines Corp.                  7.125%                   12/1/2096         450         510
Motorola Inc.                                          7.625%                  11/15/2010         425         482
Motorola Inc.                                           8.00%                   11/1/2011          50          58
Motorola Inc.                                           7.50%                   5/15/2025          75          81

TRANSPORTATION (0.8%)
American Airlines Inc. Pass-Through Certificates       6.855%                   4/15/2009         204         206
American Airlines Inc. Pass-Through Certificates       7.024%                  10/15/2009         200         201
Burlington Northern Santa Fe Corp.                     7.875%                   4/15/2007         400         461
Burlington Northern Santa Fe Corp.                      6.75%                   3/15/2029         250         271
Canadian National Railway Co.                           6.80%                   7/15/2018         250         287
Canadian Pacific Rail                                   6.25%                  10/15/2011         300         330
Continental Airlines, Inc. Pass-Through Certificates   6.563%                2/15/2012(1)         500         532
Continental Airlines, Inc. Pass-Through Certificates   6.648%                   9/15/2017          35          34
CSX Corp.                                               6.30%                   3/15/2012         250         273
Delta Air Lines, Inc. Pass-Through Certificates        7.111%                   9/18/2011         250         253
ERAC USA Finance Co.                                    7.35%                6/15/2008(2)         150         170
Hertz Corp.                                            7.625%                    6/1/2012         300         319
Norfolk Southern Corp.                                  7.70%                   5/15/2017         450         540
Norfolk Southern Corp.                                  7.90%                   5/15/2097          50          59
Northwest Airlines, Inc. Pass-Through Certificates     6.841%                    4/1/2011         200         199
Southwest Airlines Co.                                  6.50%                    3/1/2012         250         272
Union Pacific Corp.                                    7.125%                    2/1/2028         150         169
                                                                                                         --------
                                                                                                         $ 79,658
                                                                                                         --------

-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                      COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
UTILITIES (2.1%)
  ELECTRIC (1.8%)
Alabama Power                                           4.70%                   12/1/2010         300         304
Alabama Power                                           5.50%                  10/15/2017         350         362
American Electric Power                                5.375%                   3/15/2010         150         157
Cincinnati Gas & Electric Co.                           5.70%                   9/15/2012          75          79
Commonwealth Edison Co.                                 6.15%                   3/15/2012         300         328
Commonwealth Edison Co.                                 4.70%                   4/15/2015          75          73
Consolidated Edison Inc.                               6.625%                  12/15/2005         300         325
Constellation Energy Group Inc.                        6.125%                    9/1/2009         200         220
Constellation Energy Group Inc.                         7.00%                    4/1/2012         200         226
Consumers Energy Co.                                    4.25%                4/15/2008(2)          75          76
Consumers Energy Co.                                    4.80%                2/17/2009(2)         150         153
Consumers Energy Co.                                   5.375%                4/15/2013(2)          75          75
Corporacion Andina De Fomento                           5.20%                   5/21/2013         100          99
Detroit Edison Co.                                      6.35%                  10/15/2032         300         322
Dominion Resources Inc.                                 6.30%                   3/15/2033         250         254
Duke Capital Corp.                                      6.75%                   2/15/2032         100         102
Duke Energy Corp.                                       6.25%                   1/15/2012         300         323
Duke Energy Corp.                                       6.00%                   12/1/2028         100          98
Energy East Corp.                                       6.75%                   6/15/2012         150         165
Entergy Gulf States, Inc.                               3.60%                 6/1/2008(2)         100          98
FirstEnergy Corp.                                       5.50%                  11/15/2006         250         259
FirstEnergy Corp.                                      7.375%                  11/15/2031         400         408
Florida Power & Light                                  6.875%                   12/1/2005         500         543
Georgia Power Co.                                      5.125%                  11/15/2012         150         154
HQI Transelec Chile SA                                 7.875%                   4/15/2011         250         288
MidAmerican Energy Co.                                  6.75%                  12/30/2031         425         466
National Rural Utilities Cooperative Finance Corp.      6.50%                    3/1/2007          75          83
National Rural Utilities Cooperative Finance Corp.      6.20%                    2/1/2008         450         496
National Rural Utilities Cooperative Finance Corp.      5.75%                   8/28/2009         250         271
National Rural Utilities Cooperative Finance Corp.      7.25%                    3/1/2012         100         116
NiSource Finance Corp.                                  3.20%                   11/1/2006         100         101
NiSource Finance Corp.                                 7.875%                  11/15/2010         100         119
Ohio Power Co.                                          4.85%                   1/15/2014         200         195
Oncor Electric Delivery                                6.375%                   1/15/2015         150         161
Oncor Electric Delivery                                 7.25%                   1/15/2033         200         225
PacifiCorp                                              6.90%                  11/15/2011         200         229
PacifiCorp                                              7.70%                  11/15/2031         100         122
Pepco Holdings Inc.                                     6.45%                   8/15/2012          75          81
Progress Energy Inc.                                    6.05%                   4/15/2007         300         324
Progress Energy Inc.                                    7.10%                    3/1/2011         350         395
PSEG Power Corp.                                        7.75%                   4/15/2011         100         118
PSEG Power Corp.                                        5.50%                   12/1/2015         150         150
PSEG Power Corp.                                       8.625%                   4/15/2031         125         160
Public Service of Colorado                             4.375%                   10/1/2008         250         256
South Carolina Electric & Gas Co.                       5.30%                   5/15/2033         250         231
Southwestern Electric Power                             4.50%                    7/1/2005         375         386
Virginia Electric & Power Co.                           5.75%                   3/31/2006         350         375
XCEL Energy Inc.                                        7.00%                   12/1/2010          75          85

NATURAL GAS (0.3%)
Columbia Energy Group                                   7.62%                  11/28/2025         100         108
Enron Corp.                                            7.125%                 5/15/2007**         150          33
Enron Corp.                                            6.875%                10/15/2007**         500         110
Enterprise Products Operating LP                       6.875%                    3/1/2033         100         105
HNG Internorth                                         9.625%                 3/15/2006**         500         110
Keyspan Corp.                                           7.25%                  11/15/2005         400         436
Kinder Morgan Energy Partners, LP                       7.30%                   8/15/2033         250         284
Texas Gas Transmission                                  4.60%                    6/1/2015         100          95
Yosemite Security Trust                                 8.25%            11/15/2004** (2)         775         236
                                                                                                         --------
                                                                                                         $ 12,153
                                                                                                         --------
-----------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $177,134)                                                                    $184,143
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                      COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(2.4%)
-----------------------------------------------------------------------------------------------------------------
Canadian Government                                     6.75%                   8/28/2006    $    300    $    334
Export Development Canada                               4.00%                    8/1/2007         150         155
Federation of Malaysia                                  8.75%                    6/1/2009         400         491
Instit De Credito Official                              6.00%                   5/19/2008         150         166
KFW International Finance, Inc.                         2.50%                  10/17/2005       1,300       1,314
KFW International Finance, Inc.                         4.75%                   1/24/2007         100         106
Korea Development Bank                                  5.75%                   9/10/2013         150         157
Kredit Weideraufbau                                    2.375%                   9/25/2006         300         299
Province of British Columbia                           5.375%                  10/29/2008         200         216
Province of Manitoba                                    7.50%                   2/22/2010         300         360
Province of Newfoundland                                7.32%                  10/13/2023         150         183
Province of Ontario                                     5.50%                   10/1/2008         500         543
Province of Ontario                                    5.125%                   7/17/2012         700         733
Province of Quebec                                      5.00%                   7/17/2009         900         951
Province of Saskatchewan                               7.125%                   3/15/2008         200         230
Quebec Hydro Electric                                   8.40%                   1/15/2022         550         725
Republic of Chile                                      5.625%                   7/23/2007         475         508
Republic of Italy                                      4.375%                  10/25/2006         800         839
Republic of Italy                                      3.625%                   9/14/2007         600         613
Republic of Italy                                      5.625%                   6/15/2012       1,250       1,360
Republic of Italy                                      4.375%                   6/15/2013         200         199
Republic of South Africa                               8.375%                  10/17/2006         350         397
Republic of South Africa                                8.50%                   6/23/2017         100         119
State of Israel                                        4.625%                   6/15/2013          75          72
Swedish Export Credit                                  2.875%                   1/26/2007         100         101
United Mexican States                                  8.625%                   3/12/2008         125         147
United Mexican States                                  4.625%                   10/8/2008         200         203
United Mexican States                                  8.375%                   1/14/2011       1,500       1,778
United Mexican States                                  6.375%                   1/16/2013         125         130
United Mexican States                                   8.30%                   8/15/2031         550         621
United Mexican States                                   7.50%                    4/8/2033         100         104
-----------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $13,618)                                                                     $ 14,154
-----------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.2%)
-----------------------------------------------------------------------------------------------------------------
Illinois (Taxable Pension) GO                           4.95%                    6/1/2023          50          47
Illinois (Taxable Pension) GO                           5.10%                    6/1/2033         700         640
Oregon (Taxable Pension) GO                            5.762%                    6/1/2023          50          51
Oregon (Taxable Pension) GO                            5.892%                    6/1/2027          75          77
Wisconsin Public Service Rev                            4.80%                    5/1/2013          75          75
Wisconsin Public Service Rev                            5.70%                    5/1/2026          75          76
-----------------------------------------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS (Cost $955)                                                                $    966
-----------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.3%)
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                  0.982%                    1/2/2004       8,769       8,769
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note F                          0.989%                    1/2/2004      28,372      28,372
-----------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $37,141)                                                          $ 37,141
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.3%) (Cost $605,141)                                                               $621,984
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                                           VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                                                                           (000)
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.3%)
-----------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                    $  8,974
Security Lending Collateral Payable to Brokers--Note F                                                   (28,372)
Other Liabilities                                                                                        (11,900)
                                                                                                        ---------
                                                                                                        $(31,298)
                                                                                                        ---------
-----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------
Applicable to 50,802,300 outstanding $.001
  par value shares of beneficial interest
   (unlimited authorization)                                                                             $590,686
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                $  11.63
=================================================================================================================
*See Note A in Notes to Financial Statements.
*The issuer operates under a congressional  charter;  its securities are neither issued nor guaranteed by the U.S. government.  If needed, access to funding from the U.S. Treasury would require congressional action.
**Non-income-producing security--security in default.
(1)The  average  maturity  is  shorter  than the  final  maturity  shown  due to scheduled interim principal payments and prepayments.
(2)Security  exempt from  registration  under Rule 144A of the Securities Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional buyers. At December 31, 2003, the aggregate value of these securities was $11,232,000, representing 1.9% of net assets.
GO--General Obligation Bond.


--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                       AMOUNT               PER
                                                        (000)             SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                      $544,188            $10.72
Undistributed Net Investment Income                    28,562               .56
Accumulated Net Realized Gains                          1,093               .02
Unrealized Appreciation                                16,843               .33
--------------------------------------------------------------------------------
NET ASSETS                                           $590,686            $11.63
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                              TOTAL BOND MARKET INDEX PORTFOLIO
                                                   YEAR ENDED DECEMBER 31, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                             $ 30,696
  Security Lending                                                           19
--------------------------------------------------------------------------------
    Total Income                                                         30,715
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Investment Advisory Services                                               95
  Management and Administrative                                           1,138
  Marketing and Distribution                                                 87
Custodian Fees                                                               51
Auditing Fees                                                                15
Shareholders' Reports                                                        27
Trustees' Fees and Expenses                                                   1
--------------------------------------------------------------------------------
    Total Expenses                                                        1,414
    Expenses Paid Indirectly--Note C                                        (13)
--------------------------------------------------------------------------------
  Net Expenses                                                            1,401
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    29,314
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                    8,431
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                              (12,799)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $24,946
================================================================================



STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                             TOTAL BOND MARKET
                                                               INDEX PORTFOLIO
                                                     ---------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                     ---------------------------
                                                         2003              2002
                                                        (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                                $ 29,314          $ 32,652
Realized Net Gain (Loss)                                8,431            (7,270)
Change in Unrealized Appreciation
  (Depreciation)                                      (12,799)           23,462
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                          24,946            48,844
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                               (32,863)          (22,504)
  Realized Capital Gain                                    --                --
--------------------------------------------------------------------------------
    Total Distributions                               (32,863)          (22,504)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                              125,153           227,086
  Issued in Lieu of Cash Distributions                 32,863            22,504
  Redeemed                                           (247,114)         (121,267)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                        (89,098)          128,323
--------------------------------------------------------------------------------
    Total Increase (Decrease)                         (97,015)          154,663
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                 687,701           533,038
--------------------------------------------------------------------------------
  End of Period                                      $590,686          $687,701
================================================================================


--------------------------------------------------------------------------------
1Shares Issued (Redeemed)
Issued                                                 10,776            20,062
Issued in Lieu of Cash Distributions                    2,937             2,080
Redeemed                                              (21,503)          (10,757)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Shares Outstanding                                 (7,790)           11,385
================================================================================

FINANCIAL HIGHLIGHTS

TOTAL BOND MARKET INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,                     YEAR ENDED SEPTEMBER 30,
                                                 ------------------------------      OCT. 1 TO ----------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003           2002      DEC. 31, 2001*     2001       2000     1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.74         $11.29             $11.34    $10.36     $10.34   $11.07
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .57            .54               .158      .653       .680     .646
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     (.12)           .36              (.208)     .670       .020   (.700)
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      .45            .90              (.050)    1.323       .700   (.054)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.56)          (.45)                --     (.343)     (.680)  (.646)
  Distributions from Realized Capital Gains              --             --                 --        --         --   (.030)
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                (.56)          (.45)                --     (.343)     (.680)  (.676)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $11.63         $11.74             $11.29    $11.34     $10.36   $10.34
===========================================================================================================================

TOTAL RETURN                                          4.02%          8.31%             -0.44%    13.05%      7.05%   -0.49%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                   $591           $688               $533      $520       $337    $337
Ratio of Total Expenses to
  Average Net Assets                                  0.22%          0.24%            0.22%**     0.22%      0.20%   0.23%
Ratio of Net Investment Income to
  Average Net Assets                                  4.48%          5.33%            5.82%**     6.31%      6.63%   6.06%
Portfolio Turnover Rate                                 85%            91%                19%       75%        61%     69%
===========================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $95,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.09% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. The portfolio's custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2003, custodian fee offset arrangements reduced expenses by $13,000.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The portfolio used a capital loss carryforward of $7,343,000 to offset taxable capital gains realized during the year ended December 31, 2003, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2003, the portfolio had $29,204,000 of ordinary income and $1,088,000 of long-term capital gains available for distribution.

     At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $16,843,000, consisting of unrealized gains of $20,142,000 on securities that had risen in value since their purchase and $3,299,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2003, the portfolio purchased $84,067,000 of investment securities and sold $137,612,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $526,339,000 and $406,961,000, respectively.

F. The market value of securities on loan to broker/dealers at December 31, 2003, was $27,831,000, for which the portfolio held cash collateral of $28,372,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 9, 2004

VANGUARD(R)HIGH YIELD BOND PORTFOLIO

The High Yield Bond Portfolio returned 16.9% during 2003, an exceptional absolute return that nevertheless trailed those of its average mutual fund peer (+24.3%) and an unmanaged index of high-yield securities (+29.0%). During a year in which the riskier the credit the better, the portfolio's emphasis on the higher-quality end of the below-investment-grade market dampened its relative performance.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns since the portfolio's inception in 1996. Please note that the portfolio returns in Vanguard Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

--------------------------------------------------------------------------------
TOTAL RETURNS                                     JUNE 3, 1996,* THROUGH
                                                     DECEMBER 31, 2003
                                               ---------------------------------
                                                   AVERAGE           FINAL VALUE
                                  YEAR ENDED        ANNUAL          OF A $10,000
                           DECEMBER 31, 2003        RETURN    INITIAL INVESTMENT
--------------------------------------------------------------------------------
High Yield Bond Portfolio              16.9%          6.1%               $15,692
Lehman High Yield Index                29.0           6.3                 15,902
Average High Current Yield Fund**      24.3           5.0                 14,468
Lehman Aggregate Bond Index             4.1           7.6                 17,456
--------------------------------------------------------------------------------
*Portfolio inception.
**Derived from data provided by Lipper Inc.


The steady decline in interest rates over the past several years has had a profound impact on the yields of fixed income investments. The yield of the 10-year U.S. Treasury note dipped to nearly 3% during the period. As of December 31, the High Yield Bond Portfolio's yield was 5.94%, down from 8.24% one year ago.

A CONSERVATIVE APPROACH HURT IN 2003

The year was marked by two distinct moods in the bond market. In the first half of the period, the corporate bond market was the place to be. Interest rates declined, boosting bond prices generally, and investors showed a keen appetite for bonds at the riskiest end of the spectrum, which raised the prices of corporate bonds with lower credit ratings. However, in the second half of the year, the bond rally faded as interest rates began to creep higher, and investors began to move their money back into the booming stock market.

The portfolio's performance was terrific on an absolute basis but unimpressive relative to its comparative standards. Although the portfolio's conservative tack can be a drag on performance during speculative periods such as 2003, we think it is ultimately in the best interest of our shareholders to maintain a cautious investment strategy in the high-yield marketplace. At year-end, a total of 43% of the portfolio's assets were invested in Baa- and Ba-rated bonds, with no exposure to bonds rated below B. See the Report from the Advisor for more details about factors in the high-yield market that influenced the portfolio's performance.

THE PORTFOLIO'S LONG-TERM RECORD IS STRONG

Although the portfolio lagged its benchmarks in 2003, its consistent approach has proven productive over the longer run. Since its 1996 inception, the portfolio has posted an impressive annualized return of 6.1%, just 0.2 percentage point shy of the Lehman Brothers High Yield Index's return and 1.1 percentage points better than the average return of competing funds. A hypothetical investment of $10,000 in the portfolio at its inception on June 3, 1996, would have grown to $15,692 by December 31, while a comparable investment in the average peer fund would have been worth $1,224 less.

This strong result is a testament to both the portfolio's strategic emphasis on higher-quality below-investment- grade bonds and the security selection skills of Wellington Management Company, the advisor. It also underscores the value of your portfolio's low operating costs. For more information about costs, see the page titled "About Your Portfolio's Expenses."

A SIMPLE LESSON FOR LONG-TERM SUCCESS

Without a doubt, the low yields of fixed income portfolios--even so-called "high yield" portfolios--have dimmed their appeal. Context, however, is important. Inflation has been remarkably tame in recent years, meaning that "real" yields are actually relatively attractive.

The broader context to consider is bonds' role in a portfolio, whatever the interest rate environment. Bond funds can help diversify a portfolio of stock funds, and they provide a steady stream of income-- a more reliable (though generally lower) form of return than the long-term capital growth expected from stock funds. For investors who can tolerate the added risk of the often-volatile high-yield marketplace, the High Yield Bond Portfolio can be an important component of a balanced plan, providing more income (but perhaps less diversification) than other segments of the bond market.

Thank you for entrusting your investment assets to Vanguard.

REPORT  FROM THE ADVISOR                               HIGH YIELD BOND PORTFOLIO

The High Yield Bond Portfolio's return for the last six months of 2003 was similar to the return for the first six months: strong in absolute terms but weak in a relative sense. The portfolio returned 5.8% over the second half of the year, lagging the benchmark index's return of 8.8%. For the year, the portfolio returned 16.9% versus 29.0% for the benchmark index.

THE INVESTMENT ENVIRONMENT

The 29.0% return for 2003 was the second-best return in the history of the Lehman High Yield Index. The only time that the high-yield market performed better was in 1991, when the index returned 46.2%.

Several factors contributed to the year's robust performance, including an accommodating Federal Reserve, an improving economy coupled with the repair of corporate balance sheets, accelerating access to capital, increasing investor appetite for risk, and declining default rates. The market experienced a record-breaking $27 billion of cash flowing into high-yield mutual funds for the year, more than twice the 2002 level, as measured by AMG Data Services. Surprisingly, new issuance was slow to keep up with demand early in the year, giving high-yield securities a technical boost alongside their fundamental rally. By the second quarter, supply increased, and the combination of low interest rates and record demand resulted in new issuance not only doubling from its level in 2002, but recording the highest level ever. The $141.1 billion issued in 2003 is rivaled only by the $140.8 billion issued in 1998.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.
--------------------------------------------------------------------------------

Lower-quality credits continued to outperform the higher-quality segment of the market in the fourth quarter, although the gap again narrowed because the amount of distressed debt (those securities priced well below par because of their issuer's weak financial condition) decreased. The year began with $59.0 billion in distressed high-yield debt and closed with only $5.8 billion, as measured by J.P. Morgan Chase. The amount of distressed debt thus decreased by 90%--going from 12% of the overall market to 1%--which translated into a momentous rally in lower-quality debt. (Ba-rated bonds returned 20.0%, B-rated bonds returned 26.6%, and Caa-rated bonds returned an impressive 60.2%. The last and only time Caas performed in a similar manner was in 1991, when they returned 83.2%--also approximately twice the return of the overall high-yield market that year.)

The yield spread between the high-yield index and the 10-year Treasury tightened in 2003 from 829 basis points to 315 basis points, or a substantial 514 basis points. Nevertheless, prices in the high-yield market remain respectable on a relative basis. Low absolute yields will temper further dramatic capital appreciation, but fundamental and technical drivers remain positive. Declining default rates, signs of renewed earnings growth, and improved balance sheets indicate to us that 2004 should be another positive year for high-yield securities, though it will be a year characterized by clipping coupons, not one of capital appreciation. Amidst expectations of rising interest rates, we feel confident that the high-yield market is well positioned to hold its ground next year.

THE PORTFOLIO'S PERFORMANCE

Within the lower-quality portion of the corporate bond market, the portfolio follows a relatively high-quality bias by focusing on the "upper tier" of the credit spectrum. Over the long term, this strategy has rewarded investors. However, in rising markets where risk premiums are narrowing, the upper-tier strategy should perform relatively worse than a portfolio of higher-risk bonds. This is what happened in 2003, though we also note that the portfolio outperformed those peers during the recent negative period. In general, we attempt to find companies with more consistent or stable businesses and with greater predictability of cash flows.

In direct contrast to the market environment at this time last year, avoidance of credit troubles during 2003 was less essential than discovering the winners. In the last 12 months, the portfolio did not capture the return from distressed companies that have temporarily, at least, fixed their liquidity issues. Several companies that had appeared to be on the verge of bankruptcy survived, and their bonds doubled in price.


THE PORTFOLIO'S POSITIONING

The portfolio is consistent in its investment objective and strategy. The upper-tier bias that we described above reflects a higher credit hurdle for acceptance of an issuer into the portfolio. We accept lower yields but expect fewer defaults and better total return than the market. The current strategy, as mentioned in our last letter, is to shift, at the margin, from avoiding trouble to finding opportunity. Our focus continues to be on seeking out attractive yields in the below-investment-grade market while minimizing credit losses. We expect defaults to continue to decline and, with this decline, the risk premium associated with high-yield bonds should continue to narrow. We will continue to strive to minimize credit mistakes in the portfolio while remaining positioned to capture the beneficial effects of an improving economy.

The portfolio is diversified by issuer and by industry to decrease risk. We avoid emerging-market debt, preferred stocks, and equity-linked securities such as convertibles.

EARL E. MCEVOY,
SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

JANUARY 22, 2004

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                      HIGH YIELD BOND PORTFOLIO
                                                         AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                    COMPARATIVE           BROAD
                                   PORTFOLIO             INDEX*          INDEX**
--------------------------------------------------------------------------------
Number of Issues                         328              1,575           6,766
Yield                                   5.9%                 --              --
Yield to Maturity                      6.5%+               7.9%            4.2%
Average Coupon                          8.4%               8.4%            5.7%
Average Effective Maturity         6.6 years          8.2 years       7.6 years
Average Quality                          Ba2                 B1             Aaa
Average Duration                   4.3 years          4.8 years       4.5 years
Expense Ratio                          0.29%                 --              --
Short-Term Reserves                       3%                 --              --
--------------------------------------------------------------------------------

---------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency                                              8%
Aaa                                                          0
Aa                                                           0
A                                                            0
Baa                                                          1
Ba                                                          42
B                                                           50
---------------------------------------------------------------
Total                                                      100%
---------------------------------------------------------------

----------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY          Below Investment Grade
AVERAGE MATURITY                        Medium
----------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                          COMPARATIVE                                     BROAD
                             PORTFOLIO     INDEX*         PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                         0.93       1.00              0.01         1.00
Beta                              0.64       1.00              0.15         1.00
--------------------------------------------------------------------------------

--------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                              3%
1-5 Years                                24
5-10 Years                               72
10-20 Years                               1
--------------------------------------------
Total                                   100%
--------------------------------------------

----------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Asset-Backed 0%
Commercial Mortgage-Backed                              0
Finance                                                 4
Foreign                                                 0
Government Mortgage-Backed                              0
Industrial                                             81
Treasury/Agency                                         5
Utilities                                               7
----------------------------------------------------------
Short-Term Reserves                                     3%
----------------------------------------------------------
Total                                                 100%
----------------------------------------------------------
*Lehman High Yield Index.
**Lehman Aggregate Bond Index.
+Before expenses.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                    HIGH YIELD BOND PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JUNE 3, 1996-DECEMBER 31, 2003




--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED DECEMBER 31, 2003
                               ------------------------------------  FINAL VALUE
                                     ONE      FIVE           SINCE  OF A $10,000
                                    YEAR     YEARS      INCEPTION*    INVESTMENT
--------------------------------------------------------------------------------
High Yield Bond Portfolio          16.87%     4.31%           6.13%      $15,692
Lehman Aggregate Bond Index         4.10      6.62            7.63        17,456
Lehman High Yield Index            28.97      5.23            6.31        15,902
Average High Current Yield Fund**  24.30      3.55            5.00        14,468
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 3, 1996-DECEMBER 31, 2003



--------------------------------------------------------------------------------
*June 3, 1996.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

ABOUT YOUR PORTFOLIO'S EXPENSES                        HIGH YIELD BOND PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                   COST OF $10,000       PORTFOLIO   PEER GROUP*
                           INVESTMENT IN PORTFOLIO   EXPENSE RATIO EXPENSE RATIO
--------------------------------------------------------------------------------
High Yield Bond Portfolio                      $31           0.29%         1.34%
--------------------------------------------------------------------------------
*Average High Current Yield Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2003


STATEMENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
HIGH YIELD BOND PORTFOLIO                              COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (91.3%)
-----------------------------------------------------------------------------------------------------------------
FINANCE (4.0%)
 BANKING (0.9%)
  Chevy Chase Bank FSB                                 6.875%                   12/1/2013    $    505    $    519
  Chevy Chase Savings Bank                              9.25%                   12/1/2008         500         511
  Western Financial Bank                               9.625%                   5/15/2012       1,570       1,747


FINANCE COMPANIES (1.2%)
  R.H. Donnelley Finance Corp.                         8.875%                  12/15/2010(1)    1,170       1,316
  UCAR Finance, Inc.                                   10.25%                   2/15/2012       2,005       2,255

INSURANCE (0.1%)
  Fairfax Financial Holdings, Inc.                     6.875%                   4/15/2008         175         174

REAL ESTATE INVESTMENT TRUSTS (1.6%)
  CBRE Escrow Inc.                                      9.75%                   5/15/2007(1)      270         300
  Felcor Lodging LP                                    10.00%                   9/15/2008       1,234       1,333
  Istar Financial Inc.                                  8.75%                   8/15/2008         390         449
  Istar Financial Inc.                                  6.00%                  12/15/2010         265         270
  Starwood Hotel Resorts                               7.875%                    5/1/2012       1,525       1,708
  Thornburg Mortgage                                    8.00%                   5/15/2013         465         488
  Thornburg Mortgage                                    8.00%                   5/15/2013(1)      195         205

OTHER (0.2%)
  Armkel Finance, Inc.                                  9.50%                   8/15/2009         635         699
                                                                                                         --------
                                                                                                         $ 11,974
                                                                                                         --------

INDUSTRIAL (80.2%)
  BASIC INDUSTRY (21.7%)
  Abitibi-Consolidated Inc.                             8.55%                    8/1/2010       1,760       1,955
  Advanced Medical Optics                               9.25%                   7/15/2010         433         473
  Alliant Techsystems Inc.                              8.50%                   5/15/2011         315         347
  Allied Waste North America Inc.                      7.625%                    1/1/2006       1,725       1,811
  Allied Waste North America Inc.                      8.875%                    4/1/2008       2,120       2,364
  Allied Waste North America Inc.                       8.50%                   12/1/2008         225         250
  Allied Waste North America Inc.                      7.875%                   4/15/2010         420         455
  American Media Operation                             8.875%                   1/15/2011         145         158
  Anchor Glass Container                               11.00%                   2/15/2013         310         358
  ARCO Chemical Co.                                     9.80%                    2/1/2020       1,500       1,508
  Argosy Gaming Co.                                     9.00%                    9/1/2011         110         122
  Beazer Homes USA, Inc.                               8.625%                   5/15/2011         860         946
  Beazer Homes USA, Inc.                               8.375%                   4/15/2012         545         601
  Boise Cascade                                         6.50%                   11/1/2010         685         715
  Bombardier Recreational                              8.375%                  12/15/2013(1)      360         374
  Boyd Gaming Corp.                                     7.75%                  12/15/2012         500         534
  Caraustar Industries, Inc.                           9.875%                    4/1/2011       1,590       1,717
  Case New Holland Inc.                                 9.25%                    8/1/2011(1)    1,380       1,546
  Case New Holland Inc.                                 9.25%                    8/1/2011(1)      905       1,014
  Century Aluminum Co.                                 11.75%                   4/15/2008         695         775
  CONSOL Energy Inc.                                   7.875%                    3/1/2012         650         687
  Couche-Tard US                                        7.50%                  12/15/2013(1)      160         168
  Crown Euro Holdings SA                                9.50%                    3/1/2011         620         701
  CSK Auto, Inc.                                       12.00%                   6/15/2006         305         351
  D.R. Horton, Inc.                                     9.75%                   9/15/2010         220         261
  D.R. Horton, Inc.                                    9.375%                   3/15/2011         955       1,084
  D.R. Horton, Inc.                                    7.875%                   8/15/2011          45          51
  Delco Remy International Inc.                        8.625%                  12/15/2007         280         283
  Dillards Inc.                                         7.13%                    8/1/2018         240         236
  Dynegy Inc.                                         10.125%                   7/15/2013(1)      850         980
  FMC Corp.                                            10.25%                   11/1/2009         170         199
  General Cable Corp.                                   9.50%                  11/15/2010(1)      130         139
  Genesis Healthcare Corp.                              8.00%                  10/15/2013(1)      335         347

STATEMENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
HIGH YIELD BOND PORTFOLIO                              COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
  Graphic Packaging International                       8.50%                   8/15/2011(1) $    230    $    254
  Greif Bros. Corp.                                    8.875%                    8/1/2012          80          88
  Hercules Inc.                                       11.125%                  11/15/2007         530         636
  Houghton Mifflin Co.                                  8.25%                    2/1/2011       1,565       1,675
  IMC Global, Inc.                                    10.875%                    6/1/2008       1,175       1,293
  IMC Global, Inc.                                     11.25%                    6/1/2011         420         462
  IMC Global, Inc.                                     11.25%                    6/1/2011         750         825
  ITT Corp.                                            7.375%                  11/15/2015         100         106
  JohnsonDiversey Inc.                                 9.625%                   5/15/2012         885         980
  KB Home                                              8.625%                  12/15/2008         325         360
  KB Home                                               7.75%                    2/1/2010         310         328
  Kennametal Inc.                                       7.20%                   6/15/2012         255         272
  Kinetic Concept                                      7.375%                   5/15/2013(1)      190         199
  Koppers Industry Inc.                                9.875%                  10/15/2013(1)      570         629
  Kraton Polymers LLC                                  8.125%                   1/15/2014(1)      130         136
  LBI Media, Inc.                                     10.125%                   7/15/2012          20          23
  Lear Corp.                                            8.11%                   5/15/2009       1,750       2,058
  Lodgenet Entertainment Corp.                          9.50%                   6/15/2013         275         301
  Longview Fibre Co.                                   10.00%                   1/15/2009       1,000       1,100
  Lyondell Chemical Co.                                9.625%                    5/1/2007       1,045       1,102
  Lyondell Chemical Co.                                9.875%                    5/1/2007         485         512
  Lyondell Chemical Co.                                 9.50%                  12/15/2008         655         691
  Manor Care Inc.                                       8.00%                    3/1/2008         135         152
  Massey Energy Co.                                    6.625%                  11/15/2007(1)      280         288
  MDP Acquisitions                                     9.625%                   10/1/2012         355         398
  MediaNews Group Inc.                                 6.875%                   10/1/2013(1)      700         711
  Meritage Corp.                                        9.75%                    6/1/2011          70          78
  Methanex Corp.                                        8.75%                   8/15/2012         855         949
  Millennium America Inc.                               9.25%                   6/15/2008         305         334
  Nalco Company                                         7.75%                  11/15/2011(1)      560         599
  National Waterworks Inc.                             10.50%                   12/1/2012         120         134
  NDC Health. Corp.                                    10.50%                   12/1/2012         590         670
  Neighborcare Inc.                                    6.875%                  11/15/2013(1)      695         704
  Nova Chemicals Corp.                                  7.00%                   9/15/2005          75          78
  Nova Chemicals Corp.                                  7.00%                   5/15/2006         165         173
  Noveon, Inc.                                         11.00%                   2/28/2011       1,265       1,467
  Omnova Solutions Inc.                                11.25%                    6/1/2010         645         716
  Pacifica Papers Inc.                                 10.00%                   3/15/2009         445         472
  Peabody Energy Corp.                                 6.875%                   3/15/2013       1,135       1,197
  Quebecor Media Inc.                                 11.125%                   7/15/2011       2,260       2,616
  Resolution Perf/RPP Corp.                             9.50%                   4/15/2010         355         363
  Ryerson Tull, Inc.                                   9.125%                   7/15/2006         500         503
  Ryland Group, Inc.                                   9.125%                   6/15/2011         640         736
  Service Corp. International                           7.70%                   4/15/2009         675         719
  Standard Pacific Corp.                                8.00%                   2/15/2008         340         349
  Standard Pacific Corp.                                9.50%                   9/10/2008          15          17
  Standard Pacific Corp.                                8.50%                    4/1/2009         100         105
  Standard Pacific Corp.                               6.875%                   5/15/2011         360         371
  Standard Pacific Corp.                                7.75%                   3/15/2013         685         726
  Steel Dynamics, Inc.                                  9.50%                   3/15/2009         720         803
  Stone Container                                       9.25%                    2/1/2008         880         968
  Stone Container                                       9.75%                    2/1/2011       1,575       1,739
  Tembec Ind. Ind                                       8.50%                    2/1/2011       1,795       1,858
  Texas Industries Inc.                                10.25%                   6/15/2007         665         746
  Timken Co.                                            5.75%                   2/15/2010         664         661
  U.S. Steel LLC                                       10.75%                    8/1/2008       1,235       1,457
  Union Carbide Corp.                                  7.875%                    4/1/2023         185         169
  Union Carbide Corp.                                   6.79%                    6/1/2025         580         563
  United Agricultural Products                          8.25%                  12/15/2011(1)      260         267
  United Rentals NA Inc.                               10.75%                   4/15/2008         665         748
  United Rentals NA Inc.                                7.75%                  11/15/2013(1)      545         561
  Valeant Pharmaceuticals                               7.00%                  12/15/2011(1)      155         159
  Von Hoffmann Corp.                                   10.25%                   3/15/2009          40          42
  Westinghouse Air Brake                               6.875%                   7/31/2013(1)      115         119

STATEMENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
HIGH YIELD BOND PORTFOLIO                              COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS (5.9%)
  AK Steel Corp.                                       7.875%                   2/15/2009    $  1,145    $    996
  AK Steel Corp.                                        7.75%                   6/15/2012         845         722
  American Standard Cos. Inc.                          7.375%                    2/1/2008       1,890       2,088
  American Standard Cos. Inc.                          7.625%                   2/15/2010         335         379
  Ball Corp.                                            7.75%                    8/1/2006         600         648
  K & F Industries, Inc.                                9.25%                  10/15/2007         588         606
  L-3 Communications Corp.                             7.625%                   6/15/2012         950       1,036
  Manitowoc Co.                                        7.125%                   11/1/2013         130         134
  NMHG Holding Co.                                     10.00%                   5/15/2009         770         851
  Owens-Brockway Glass                                 8.875%                   2/15/2009         705         770
  Owens-Brockway Glass                                  7.75%                   5/15/2011         890         955
  Owens-Brockway Glass                                  8.75%                  11/15/2012         265         295
  Owens-Illinois, Inc.                                  8.10%                   5/15/2007       2,155       2,268
  SPX Corp.                                             7.50%                    1/1/2013         685         744
  Tyco International Group SA                          6.375%                   2/15/2006         185         197
  Tyco International Group SA                           5.80%                    8/1/2006         140         149
  Tyco International Group SA                          6.125%                   1/15/2009         510         546
  Tyco International Group SA                           6.75%                   2/15/2011       1,100       1,200
  Tyco International Group SA                          6.375%                  10/15/2011       2,675       2,855

COMMUNICATION (9.9%)
  British Sky Broadcasting                              8.20%                   7/15/2009       1,155       1,375
  CSC Holdings, Inc.                                   7.875%                  12/15/2007         980       1,031
  CSC Holdings, Inc.                                   8.125%                   7/15/2009         240         257
  CSC Holdings, Inc.                                   8.125%                   8/15/2009       1,170       1,255
  CSC Holdings, Inc.                                   7.625%                    4/1/2011       1,455       1,528
  CSC Holdings, Inc.                                   9.875%                   2/15/2013       1,000       1,043
  Dex Media East Finance Co.                           9.875%                  11/15/2009         530         604
  Dex Media East Finance Co.                          12.125%                  11/15/2012         680         840
  Dex Media Finance/West                                8.50%                   8/15/2010(1)      255         284
  Dex Media Finance/West                               9.875%                   8/15/2013(1)      640         744
  DirecTV Holdings                                     8.375%                   3/15/2013       1,460       1,694
  Echostar Communication                               6.375%                   10/1/2011(1)    1,610       1,654
  EchoStar DBS Corp.                                   9.125%                   1/15/2009         771         863
  EchoStar DBS Corp.                                   9.375%                    2/1/2009       1,135       1,196
  Insight Midwest LP                                    9.75%                   10/1/2009         750         791
  Insight Midwest LP                                   10.50%                   11/1/2010       2,235       2,425
  Lamar Media Corp.                                     7.25%                    1/1/2013         305         328
  Lin Television Corp.                                  8.00%                   1/15/2008         330         356
  Lin Television Corp.                                  6.50%                   5/15/2013(1)      570         570
  Mastec, Inc.                                          7.75%                    2/1/2008         890         903
  Mediacom Broadband LLC                               11.00%                   7/15/2013       1,170       1,310
  Mediacom LLC/Mediacom Capital Corp.                   9.50%                   1/15/2013       1,575       1,681
  Panamsat Corp.                                        8.50%                    2/1/2012         645         712
  Rogers Cable Inc.                                     6.25%                   6/15/2013       1,080       1,089
  Rogers Cantel, Inc.                                   8.30%                   10/1/2007         700         719
  Rogers Communications                                7.875%                    5/1/2012          90          99
  Shaw Communications Inc.                              8.25%                   4/11/2010         845         950
  Shaw Communications Inc.                              7.25%                    4/6/2011          55          59
  Sinclair Broadcast Group                              8.75%                  12/15/2011         325         361
  Sinclair Broadcast Group                              8.00%                   3/15/2012         260         281
  Videotron Ltee                                       6.875%                   1/15/2014(1)      135         139
  Vivendi Universal S.A                                 9.25%                   4/15/2010       1,770       2,089

CONSUMER CYCLICAL (12.1%)
  Constellation Brands Inc.                            8.125%                   1/15/2012         865         958
  Cummins Inc.                                          9.50%                   12/1/2010(1)      235         271
  Dana Corp.                                          10.125%                   3/15/2010         910       1,062
  Dana Corp.                                            9.00%                   8/15/2011       1,295       1,560
  Dura Operating Corp.                                  9.00%                    5/1/2009         500         500
  Dura Operating Corp.                                 8.625%                   4/15/2012         850         896
  Georgia-Pacific Corp.                                8.875%                    2/1/2010       1,715       1,964
  Georgia-Pacific Corp.                                9.375%                    2/1/2013       1,400       1,610
  Goodyear Tire & Rubber                               7.857%                   8/15/2011       1,095         955

STATEMENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
HIGH YIELD BOND PORTFOLIO                              COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
  Harrahs Operating Co., Inc.                          7.875%                  12/15/2005    $    875    $    954
  Hasbro, Inc.                                          6.15%                   7/15/2008          35          37
  Host Marriott LP                                      9.50%                   1/15/2007       1,634       1,826
  Host Marriott LP                                     7.125%                   11/1/2013(1)    2,230       2,302
  Iron Mountain, Inc.                                  8.625%                    4/1/2013       1,565       1,694
  Iron Mountain, Inc.                                   7.75%                   1/15/2015         600         632
  J.C. Penney & Co., Inc.                               7.60%                    4/1/2007         990       1,091
  J.C. Penney & Co., Inc.                              7.375%                   8/15/2008         425         468
  J.C. Penney & Co., Inc.                               8.00%                    3/1/2010         520         594
  Mandalay Resorts Group                               10.25%                    8/1/2007       1,029       1,189
  Mandalay Resorts Group                               9.375%                   2/15/2010       1,410       1,639
  MGM Mirage, Inc.                                      8.50%                   9/15/2010       2,960       3,397
  MGM Mirage, Inc.                                     8.375%                    2/1/2011         125         142
  Navistar International Corp.                         9.375%                    6/1/2006         865         952
  Oxford Industries Inc.                               8.875%                    6/1/2011(1)      190         206
  Park Place Entertainment                              8.50%                  11/15/2006         145         161
  Park Place Entertainment                             8.875%                   9/15/2008         600         680
  Park Place Entertainment                              7.00%                   4/15/2013       1,210       1,292
  Scotts Co.                                           6.625%                  11/15/2013(1)      415         425
  Six Flags Inc.                                       8.875%                    2/1/2010         740         759
  Six Flags Inc.                                       9.625%                    6/1/2014(1)      165         172
  Speedway Motorsports Inc.                             6.75%                    6/1/2013         620         639
  The Gap Inc.                                         10.55%                  12/15/2008       2,100       2,594
  TRW Automotive Inc.                                  9.375%                   2/15/2013       1,235       1,414
  Visteon Corp.                                         8.25%                    8/1/2010         655         734

CONSUMER NONCYCLICAL (7.1%)
  AmerisourceBergen Corp.                              8.125%                    9/1/2008         850         961
  AmerisourceBergen Corp.                               7.25%                  11/15/2012         580         623
  Apogent Technologies Inc.                             6.50%                   5/15/2013       1,095       1,139
  Beverly Enterprises Inc.                             9.625%                   4/15/2009       1,130       1,249
  Biovail Corp.                                        7.875%                    4/1/2010          40          41
  Canwest Media                                       10.625%                   5/15/2011         795         906
  Columbia/HCA Healthcare Corp.                         7.25%                   5/20/2008       1,270       1,395
  Dole Foods Co.                                        7.25%                   6/15/2010          15          16
  Dole Foods Co.                                       8.875%                   3/15/2011         790         863
  Fisher Scientific International Inc.                 8.125%                    5/1/2012       1,504       1,613
  HCA Inc.                                              8.75%                    9/1/2010       1,200       1,421
  HCA Inc.                                              6.30%                   10/1/2012         710         732
  Mail-Well Corp.                                      9.625%                   3/15/2012       1,345       1,493
  Omnicare, Inc.                                       8.125%                   3/15/2011       1,250       1,368
  Omnicare, Inc.                                       6.125%                    6/1/2013         325         327
  Owens & Minor, Inc.                                   8.50%                   7/15/2011         870         954
  Pathmark Stores, Inc.                                 8.75%                    2/1/2012         300         312
  Radiologix, Inc.                                     10.50%                  12/15/2008         700         700
  Rite Aid Corp.                                       8.125%                    5/1/2010         265         285
  Rite Aid Corp.                                        9.50%                   2/15/2011       1,600       1,804
  Sybron Dental Specialties                            8.125%                   6/15/2012          70          76
  Tenet Healthcare Corp.                               6.375%                   12/1/2011         325         312
  Tenet Healthcare Corp.                                6.50%                    6/1/2012         135         129
  Tenet Healthcare Corp.                               7.375%                    2/1/2013         920         922
  Tricon Global                                        8.875%                   4/15/2011         435         523
  Yum! Brands Inc.                                      7.70%                    7/1/2012         665         766

ENERGY (4.7%)
  Airgas, Inc.                                         9.125%                   10/1/2011         695         782
  Chesapeake Energy Corp.                              8.125%                    4/1/2011       1,415       1,574
  Chesapeake Energy Corp.                               9.00%                   8/15/2012         210         242
  Forest Oil Corp.                                      8.00%                  12/15/2011         640         696
  Frontier Oil Corp.                                   11.75%                  11/15/2009         140         159
  Giant Industries                                     11.00%                   5/15/2012         575         618
  Magnum Hunter Resources Inc.                          9.60%                   3/15/2012       1,325       1,504
  Pioneer Natural Resources Co.                        9.625%                    4/1/2010       1,350       1,679
  Pioneer Natural Resources Co.                         7.50%                   4/15/2012       1,085       1,243
  Premcor Refining Group                                6.75%                    2/1/2011(1)      465         470

STATEMENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
HIGH YIELD BOND PORTFOLIO                              COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
  Premcor Refining Group                                9.50%                    2/1/2013    $  1,265    $  1,442
  Pride Petroleum Services, Inc.                       9.375%                    5/1/2007         513         531
  Tesoro Petroleum Corp.                                8.00%                   4/15/2008         635         681
  Tesoro Petroleum Corp.                               9.625%                   11/1/2008         507         540
  Western Oil Sands Inc.                               8.375%                    5/1/2012         255         292
  Westport Resources Corp.                              8.25%                   11/1/2011         225         248
  Westport Resources Corp.                              8.25%                   11/1/2011(1)       35          39
  XTO Energy Inc.                                       7.50%                   4/15/2012         650         738
  XTO Energy Inc.                                       6.25%                   4/15/2013         420         443

INTERNET AND DATA (0.8%)
  Avaya Inc.                                          11.125%                    4/1/2009       1,950       2,262

TECHNOLOGY (5.6%)
  Amkor Technologies Inc.                               9.25%                   2/15/2008       1,970       2,226
  Amkor Technologies Inc.                               7.75%                   5/15/2013         385         412
  Fairchild Semiconductor                              10.50%                    2/1/2009       1,675       1,868
  Moore North American Finance                         7.875%                   1/15/2011(1)      990       1,119
  Nortel Networks Ltd.                                 6.125%                   2/15/2006         690         700
  Sanmina-SCI Corp.                                   10.375%                   1/15/2010       2,055       2,404
  Solectron Corp.                                      9.625%                   2/15/2009       2,305       2,570
  Thomas & Betts                                        7.25%                    6/1/2008         185         190
  Unisys Corp.                                         7.875%                    4/1/2008       1,000       1,032
  Unisys Corp.                                         6.875%                   3/15/2010         130         140
  Xerox Corp.                                           9.75%                   1/15/2009       2,750       3,224
  Xerox Corp.                                          7.125%                   6/15/2010         560         598

TELECOMMUNICATIONS (5.7%)
  ACC Escrow Corp.                                     10.00%                    8/1/2011       1,245       1,382
  Corus Entertainment, Inc.                             8.75%                    3/1/2012       1,425       1,560
  Fairpoint Communications                            11.875%                    3/1/2010         140         164
  GCI, Inc.                                             9.75%                    8/1/2007         500         514
  Nextel Communications                                9.375%                  11/15/2009         760         827
  Nextel Communications                                 9.50%                    2/1/2011       3,325       3,765
  Nextel Communications                                6.875%                  10/31/2013         350         368
  Qwest Communications International Inc.              8.875%                   3/15/2012(1)    3,320       3,801
  Rogers Wireless Inc.                                 9.625%                    5/1/2011       1,965       2,333
  Triton PCS Inc.                                      9.375%                    2/1/2011         400         406
  Triton PCS Inc.                                       8.50%                   6/13/2013       1,450       1,559

TRANSPORTATION (1.7%)
  American Airlines Inc. Pass-Through Certificates     7.024%                  10/15/2009         410         411
  Continental Airlines, Inc.                           7.056%                   9/15/2009         554         565
  Continental Airlines, Inc.                            6.90%                    1/2/2018         291         288
  Delta Air Lines, Inc.                                 7.90%                  12/15/2009         355         291
  Delta Air Lines, Inc.                               10.375%                  12/15/2022         400         288
  Delta Air Lines, Inc.                                 8.30%                  12/15/2029         795         525
  Kansas City Southern Industries, Inc.                 9.50%                   10/1/2008         600         674
  Kansas City Southern Industries, Inc.                 7.50%                   6/15/2009         655         675
  NorthWest Airlines, Inc. Pass-Through Certificates   6.841%                    4/1/2011         225         224
  Sequa Corp.                                           9.00%                    8/1/2009         995       1,095

OTHER (5.0%)
  Acetex Corp.                                        10.875%                    8/1/2009         245         272
  Alaris Medical Inc.                                   7.25%                    7/1/2011         225         232
  Arch Western Finance                                  6.75%                    7/1/2013(1)      735         753
  Aztar Corp.                                           9.00%                   8/15/2011       1,300       1,430
  Bio-Rad Laboratories Inc.                             7.50%                   8/15/2013         280         308
  Bowater Canada Finance                                7.95%                  11/15/2011         905         956
  Compass Minerals Group                               10.00%                   8/15/2011       1,000       1,120
  Coventry Health Care Inc.                            8.125%                   2/15/2012         545         605
  Fluor Corp.                                           6.95%                    3/1/2007         850         867
  Newfield Exploration Co.                              7.45%                  10/15/2007         750         829
  Newfield Exploration Co.                             8.375%                   8/15/2012         665         745
  Norske Skog Canada                                   8.625%                   6/15/2011       1,285       1,346

STATEMENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
HIGH YIELD BOND PORTFOLIO                              COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
  Nortek Inc.                                          9.875%                   6/15/2011    $     90    $     99
  Parker Drilling Co.                                  9.625%                   10/1/2013(1)      675         700
  Remington Arms Company                               10.50%                    2/1/2011         165         177
  Station Casinos, Inc.                                9.875%                    7/1/2010       1,582       1,740
  Tekni/Plex Inc.                                       8.75%                  11/15/2013(1)      185         192
  Triton Communications                                 8.75%                  11/15/2011         200         197
  Wesco Distribution Inc.                              9.125%                    6/1/2008         680         700
  Winn-Dixie Stores, Inc.                              8.875%                    4/1/2008       1,390       1,407
                                                                                                         --------
                                                                                                         $236,449
                                                                                                         --------

UTILITIES (7.1%)
  ELECTRIC (3.1%)
  AES Corp.                                             9.50%                    6/1/2009         625         693
  Centerpoint Energy Resources                         7.875%                    4/1/2013(1)    1,125       1,278
  CMS Energy Corp.                                      7.50%                   1/15/2009       1,685       1,761
  CMS Energy Corp.                                      8.50%                   4/15/2011       1,000       1,080
  Nevada Power Co.                                    10.875%                  10/15/2009         225         258
  Nevada Power Co.                                      9.00%                   8/15/2013(1)      485         536
  NRG Corp.                                             8.00%                  12/15/2013(1)      925         972
  Public Service Co. of New Mexico                      7.50%                    8/1/2018         250         280
  Western Resources, Inc.                              6.875%                    8/1/2004         400         410
  Western Resources, Inc.                               9.75%                    5/1/2007       1,400       1,615
  Western Resources, Inc.                              7.125%                    8/1/2009         230         246

NATURAL GAS (2.9%)
  ANR Pipeline Co.                                     8.875%                   3/15/2010       1,285       1,443
  El Paso Natural Gas                                  7.625%                    8/1/2010          30          31
  El Paso Product Holdings                              7.75%                    6/1/2013       1,385       1,376
  Key Energy Services Inc.                             6.375%                    5/1/2013         155         157
  Pride International Inc.                             10.00%                    6/1/2009         210         226
  Semco Energy Inc.                                    7.125%                   5/15/2008         100         116
  Semco Energy Inc.                                     7.75%                   5/15/2013          85          94
  Southern Natural Gas                                 8.875%                   3/15/2010       1,285       1,444
  Suburban Propane Partners                            6.875%                  12/15/2013(1)      370         372
  Tom Brown Inc.                                        7.25%                   9/15/2013         135         143
  Williams Cos. Inc.                                   8.625%                    6/1/2010       1,465       1,659
  Williams Cos. Inc.                                   7.125%                    9/1/2011         940         999
  Williams Cos. Inc.                                   8.125%                   3/15/2012         505         566

OTHER (1.1%)
  Aes Corp.                                             9.00%                   5/15/2015(1)      410         463
  Alaska Communication Systems Holdings                9.875%                   8/15/2011(1)    1,210       1,271
  Avista Corp.                                          9.75%                    6/1/2008       1,085       1,264
  TNP Enterprises Inc.                                 10.25%                    4/1/2010          40          44
                                                                                                         --------
                                                                                                         $ 20,797
                                                                                                         --------
-----------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $251,031)                                                                    $269,220
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.1%)
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                     6.875%                   5/15/2006       3,615       4,019
U.S. Treasury Note                                     6.625%                   5/15/2007       3,510       3,973
U.S. Treasury Note                                     5.625%                   5/15/2008       2,795       3,097
U.S. Treasury Note                                      5.50%                   5/15/2009       2,800       3,114
U.S. Treasury Note                                      5.75%                   8/15/2010         615         690
-----------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (Cost $14,473)                                                          $ 14,893
-----------------------------------------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                                 MATURITY      AMOUNT      VALUE*
HIGH YIELD BOND PORTFOLIO                              COUPON                        DATE       (000)       (000)
-----------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.8%)
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                              0.98%                    1/2/2004    $  8,604    $  8,604
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note F                      0.99%                    1/2/2004      11,411      11,411
-----------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $20,015)                                                          $ 20,015
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.2%) (Cost $285,519)                                                               $304,128
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.2%)
-----------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                       6,266
Security Lending Collateral Payable to Brokers--Note F                                                   (11,411)
Other Liabilities                                                                                         (4,201)
                                                                                                         --------
                                                                                                         $(9,346)
                                                                                                         --------
-----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------
Applicable to 32,921,560 outstanding $.001
  par value shares of beneficial interest
   (unlimited authorization)                                                                             $294,782
=================================================================================================================
NET ASSET VALUE PER SHARE                                                                                $   8.95
=================================================================================================================
*See Note A in Notes to Financial Statements.
(1)Security  exempt from  registration  under Rule 144A of the Securities Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional buyers. At December 31, 2003, the aggregate value of these securities was $29,748,000, representing 10.1% of net assets.

--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                       AMOUNT               PER
                                                        (000)             SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                     $307,619             $ 9.33
Undistributed Net Investment Income                   19,405                .59
Accumulated Net Realized Losses                      (50,851)             (1.54)
Unrealized Appreciation                               18,609                .57
--------------------------------------------------------------------------------
NET ASSETS                                         $ 294,782             $ 8.95
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                       HIGH YIELD BOND PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                        $      20,502
  Security Lending                                                           72
--------------------------------------------------------------------------------
    Total Income                                                  $      20,574
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B                                            159
The Vanguard Group--Note C
  Management and Administrative                                             520
  Marketing and Distribution                                                 33
Custodian Fees                                                               14
Auditing Fees                                                                15
Shareholders' Reports                                                        19
--------------------------------------------------------------------------------
    Total Expenses                                                          760
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             $      19,814
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                      844
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                        $      19,243
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $      39,901
================================================================================


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                   HIGH YIELD BOND PORTFOLIO
                                          --------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                          --------------------------------------
                                                    2003                  2002
                                                   (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                         $ 19,814               $ 15,956
  Realized Net Gain (Loss)                           844                (20,677)
  Change in Unrealized
    Appreciation (Depreciation)                   19,243                  7,637
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                     39,901                  2,916
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                          (16,049)               (11,329)
  Realized Capital Gain                               --                     --
--------------------------------------------------------------------------------
    Total Distributions                          (16,049)               (11,329)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                         125,809                 72,566
  Issued in Lieu of Cash Distributions            16,049                 11,329
  Redeemed                                       (73,848)               (44,582)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                    68,010                 39,313
--------------------------------------------------------------------------------
  Total Increase (Decrease)                       91,862                 30,900
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                            202,920                172,020
--------------------------------------------------------------------------------
  End of Period                                 $294,782               $202,920
================================================================================

--------------------------------------------------------------------------------
1Shares Issued (Redeemed)
Issued                                            15,001                  8,785
Issued in Lieu of Cash Distributions               2,029                  1,387
Redeemed                                          (8,815)                (5,493)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Shares Outstanding                             8,215                  4,679
================================================================================

FINANCIAL HIGHLIGHTS

HIGH YIELD BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,                     YEAR ENDED SEPTEMBER 30,
                                                 ------------------------------      OCT. 1 TO ----------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003           2002      DEC. 31, 2001*     2001       2000     1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $8.21          $8.59              $8.28     $9.02      $9.50  $10.09
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .53            .59               .168      .794       .849    .847
  Net Realized and Unrealized Gain (Loss)
    on Investments                                      .78           (.46)              .142    (1.120)     (.480)  (.573)
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                   1.31            .13               .310     (.326)      .369    .274
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.57)          (.51)                --     (.414)     (.849)  (.847)
  Distributions from Realized Capital Gains              --             --                 --        --         --  (.017)
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                (.57)          (.51)                --     (.414)     (.849)  (.864)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $8.95          $8.21              $8.59     $8.28      $9.02  $ 9.50
===========================================================================================================================

TOTAL RETURN                                         16.87%          1.54%              3.74%    -3.72%      4.03%   2.68%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                   $295           $203               $172      $158       $142    $146
Ratio of Total Expenses to
  Average Net Assets                                  0.29%          0.33%            0.28%**     0.28%      0.26%   0.29%
Ratio of Net Investment Income to
  Average Net Assets                                  7.59%          8.40%            8.87%**     9.26%      9.12%   8.51%
Portfolio Turnover Rate                                 49%            30%                 6%       29%        23%     31%
===========================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2003, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to

Vanguard. At December 31, 2003, the portfolio had contributed capital of $45,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.05% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at December 31, 2003, the fund had $19,757,000 of ordinary income available for distribution. The fund had available realized losses of $50,838,000 to offset future net capital gains of $63,000 through December 31, 2006, $6,025,000 through December 31, 2007, $4,274,000 through
December 31, 2008,  $18,321,000  through December 31, 2009,  $20,163,000 through
December 31, 2010, and $1,992,000 through December 31, 2011.

     At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $18,609,000, consisting of unrealized gains of $19,248,000 on securities that had risen in value since their purchase and $639,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2003, the portfolio purchased $185,698,000 of investment securities and sold $121,696,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,442,000 and $2,106,000, respectively.

F. The market value of securities on loan to broker/dealers at December 31, 2003, was $14,263,000, for which the portfolio held as collateral cash of $11,411,000 and U.S. government and agency securities with a market value of $3,298,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.



REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 9, 2004

VANGUARD(R)BALANCED PORTFOLIO

During 2003, the Balanced Portfolio returned 20.4%, outpacing the return of its unmanaged benchmark (65% large-cap U.S. stocks and 35% high-quality corporate bonds) and the average return of competing balanced mutual funds. At the end of the year, the portfolio provided an income yield of 2.4%.

The table below shows the past year's results for your portfolio and its comparative standards; for perspective, we also present their annualized performance over the past decade. Please note that the portfolio returns in Vanguard(R) Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance- related expenses.

INVESTMENTS ATTUNED TO THE BUSINESS CYCLE THRIVED
During 2003, Wellington Management Company, LLP, the Balanced Portfolio's advisor, enjoyed success with stock selections in the financial services, integrated oils, consumer-discretionary, and materials & processing sectors. The common theme among the companies chosen was their tendency to thrive as an economic expansion gathers pace. The stocks also boast attractive dividend yields. Overall, the portfolio's stock holdings--roughly 65% of assets--returned 30.3%.

--------------------------------------------------------------------------------
TOTAL RETURNS                                           TEN YEARS ENDED
                                                       DECEMBER 31, 2003
                                                     --------------------
                                                AVERAGE              FINAL VALUE
                               YEAR ENDED        ANNUAL             OF A $10,000
                        DECEMBER 31, 2003        RETURN       INITIAL INVESTMENT
--------------------------------------------------------------------------------
Balanced Portfolio                  20.4%         11.0%                  $28,509
Composite Stock/Bond Index*         20.3          10.1                    26,161
Average Balanced Fund**             19.1           7.6                    20,792
Wilshire 5000 Index                 31.6          10.6                    27,351
--------------------------------------------------------------------------------
*65% S&P 500 Index, 35% Lehman Credit A or Better Bond Index.
**Derived from data provided by Lipper Inc.

Your portfolio missed out on some of the high returns available from technology stocks during the year, but by design, not neglect. The portfolio generally avoids the market's highest-valued stocks-- a strategy that can cost it returns in any one period, but an approach that has rewarded investors over full market cycles.

The Balanced Portfolio's bonds (roughly 31% of assets) returned 4.4%, outpacing the broad investment-grade bond market, but falling short of an unmanaged index of long-term, high-quality corporate bonds. The relative shortfall resulted from the portfolio's U.S. Treasury and government-backed mortgage securities, which underperformed corporate bonds during 2003.

PORTFOLIO'S  BALANCE HAS BLUNTED MARKET TUMULT
During the past decade, the Balanced Portfolio's consistent application of its time-tested investment strategy has produced an annual average return of 11.0%, superior to the result of its unmanaged benchmark index and a full 3.4 percentage points higher than the average return of balanced mutual funds. The portfolio also outperformed the broad stock market during the ten-year period, a testament to the virtues of balanced investing in what has been an unusually volatile environment.

A hypothetical $10,000 invested ten years ago in the Balanced Portfolio would have grown to $28,509; the same investment would have increased to just $20,792 in the average balanced fund. This significant difference reflects not only the investment skills of Wellington Management, but also your portfolio's significant cost advantage. (To compare the cost of your portfolio with that of its peer group, please see the page entitled, "About Your Portfolio's Expenses.")

A SIMPLE, COMPLETE APPROACH
In last year's letter to you, we reported a total return of -6.7%--a decline less steep than those of our benchmarks, but still a disappointment. The market's resurgence has made for a more pleasant report, but it has in no way altered the advice we offered to investors during the stock market's long downturn. In any market environment, the keys to successful long-term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive--come what may. The Balanced Portfolio can help you meet these objectives with a single investment.

Thank you for entrusting your assets to Vanguard.


VANGUARD  VARIABLE  INSURANCE  FUND
BALANCED  PORTFOLIO

REPORT FROM THE ADVISOR                                       BALANCED PORTFOLIO

The Balanced Portfolio returned 20.4% in the fiscal year ended December 31, 2003. This compares with a rise of 19.1% for the average balanced fund and a 20.3% rise for our composite index benchmark, which is weighted 65% in large-cap stocks and 35% in high-quality corporate bonds.

THE INVESTMENT ENVIRONMENT
The three-year bear market in equities finally ended in 2003. Concerns regarding the U.S. military action in Iraq weighed heavily on investors at the start, but sentiment soon changed, and the capture of Saddam Hussein in December provided a boost that capped what had already become a very strong year for stocks.

Politics aside, the stock market rallied primarily because investors anticipated stronger earnings growth, which we have begun to see in quarterly reports. With economic stimulus coming from lowered tax rates, low interest rates, a weak dollar, and deficit spending, we are confident that the economy has in fact finally responded. The strong third-quarter GDP report, showing economic growth at an 8.2% annualized rate, confirmed the turn. The dollar's weakening has made U.S. manufacturers more competitive globally and helped other multinational companies by boosting earnings translated from abroad. Also supporting the U.S. economy's growth is a burgeoning recovery in Asian nations, with China in the lead (although Japan has also participated). Stocks of smaller, more speculative, companies have benefited disproportionately from investors' newfound confidence in the economic recovery. Again basking in favor, as well, are the industry groups that suffered most during the downturn, notably technology stocks.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
--------------------------------------------------------------------------------

Interest rates rose modestly over the past year, primarily in response to investors' realization that the U.S. economy was strengthening. The rise in yields was relatively minor by historical standards, reflecting the fact that inflation has remained very well-behaved. The most important development in the fixed income markets during the past 12 months was the reemergence among investors of a willingness to take risk. Following the very difficult credit environment of 2001 and 2002, investors again grew comfortable with the risks associated with bonds from financially shakier issuers. As a result, corporate bonds outperformed Treasury bonds in 2003, and lower-quality corporate bonds outperformed higher-quality issues. The mortgage market had a more difficult time, with investors remaining wary of the high rate of refinancing.

OUR SUCCESSES
The portfolio's equity holdings performed well relative to the S&P 500 Index mainly because of our positioning and stock selection within the industrial and energy sectors. Notable contributors to return included Caterpillar, McDonald's, and Alcoa. Caterpillar's stock responded to stronger- than-expected earnings, the result of a nice pickup in business and a lower, more effective, cost structure. Alcoa and other aluminum companies are benefiting from increased global demand for metals, especially in China. McDonald's became a strong contributor after rebounding from its March lows as a result of the successful launch of a premium salad line, which helped to increase same-store sales.

Within the fixed income segment of the portfolio, performance was strongest among the lowest-quality securities, and we took the opportunity to lessen our exposure in this area.

OUR SHORTFALLS
Our biggest shortfall was in the telecommunications sector, as Verizon Communications faced competitive pressures that affected its earnings growth. Our underweighting in technology stocks also detracted modestly from relative results, though IBM and Texas Instruments performed well. Schering-Plough became a major disappointment when its earnings fell sharply after two important drugs went off-patent. We continue to hold the stock, however, because we believe the potential for the company's new cholesterol-lowering drug, Zetia, is greater than the market anticipates. We eliminated our positions in Northrop Grumman and Eastman Kodak due to fundamental disappointments. In the case of Northrop, the combination of a new chief executive officer and the challenge of absorbing recent purchase TRW posed substantial execution risk, while Eastman Kodak has been losing market share rapidly to digital photography.

THE PORTFOLIO'S POSITIONING
The portfolio is well positioned for an economic recovery, with large weightings relative to the broad market in the cyclical materials, energy, and industrials sectors. We increased our telecommunications weighting after weakness in demand brought valuations to low levels during 2003. We also added to our weighting in energy, motivated by the attractive dividend yields available from many of these stocks together with our bullish outlook on commodity prices.

We have restrained our exposure to financial stocks because we expect interest rates to rise, but we have selectively added to insurance holdings, as we feel that the strength of the current pricing cycle is not fully appreciated by investors. Believing that many retailers have expanded too aggressively, we continue to have modest exposure to consumer-discretionary stocks. Our largest underweighting relative to the broad market is in technology. We have reservations regarding the high growth rates that must be achieved to justify current valuations, and the lack of yield in this sector provides little downside protection if growth is less than spectacular. Finally, as several of our utilities holdings began to reach fair value, we have opportunistically reduced our exposure to that area.

The ratio of stocks to fixed income in the portfolio now stands at 65%/35%, at the midpoint of our 60%-70% target range for stocks. We are concerned about the risk of higher interest rates. We feel the stock market could begin to react to the prospect of higher interest rates as economic growth comes through early in the year, although we do not expect long-term interest rates to rise--and to thus affect bond prices--until much later in 2004. We will continue to monitor the asset mix closely, making gradual changes over time.

Over the past year, we have continued the Balanced Portfolio's tradition of investing with a long-term view in attractively priced, dividend-paying value stocks and, to a lesser extent, in growth stocks that are out of favor, while cushioning equity market volatility with a healthy allocation to investment-grade bonds. We are pleased to have kept pace with the market benchmarks in this environment, as our bias in favor of companies with strong balance sheets and established business models is generally a hindrance in more speculative markets.

EDWARD P. BOUSA, VICE PRESIDENT
PAUL D. KAPLAN, SENIOR VICE PRESIDENT AND PARTNER
WELLINGTON MANAGEMENT COMPANY, LLP
JANUARY 16, 2004



VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

PORTFOLIO PROFILE                                             BALANCED PORTFOLIO
                                                         AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
TOTAL PORTFOLIO CHARACTERISTICS

Yield                                               2.4%
Turnover Rate                                        27%
Expense Ratio                                      0.31%
Short-Term Reserves                                   3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL PORTFOLIO VOLATILITY MEASURES
                                     COMPOSITE BROAD
                          PORTFOLIO           INDEX*      PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                      0.86             1.00           0.81         1.00
Beta                           0.83             1.00           0.49         1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCK CHARACTERISTICS
                                                        COMPARATIVE        BROAD
                                           PORTFOLIO         INDEX+      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                 108            500        5,216
Median Market Cap                             $31.6B         $52.3B       $29.3B
Price/Earnings Ratio                           21.1x          22.6x        25.6x
Price/Book Ratio                                2.6x           3.2x         3.1x
Dividend Yield                                  2.0%           1.6%         1.5%
Return on Equity                               19.0%          21.4%        15.9%
Earnings Growth Rate                            2.7%           7.7%         5.3%
Foreign Holdings                               10.2%           0.0%         0.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                        COMPARATIVE        BROAD
                                           PORTFOLIO        INDEX++     INDEX+++
--------------------------------------------------------------------------------
Number of Bonds                                  138          1,903        6,766
Yield to Maturity                           4.1%++++           3.9%         4.2%
Average Coupon                                  5.8%           5.9%         5.7%
Average Effective Maturity                 7.5 years      8.4 years    7.6 years
Average Quality                                  Aa2            Aa3          Aaa
Average Duration                           5.2 years      5.4 years    4.5 years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST STOCKS (% OF STOCK PORTFOLIO)

Citigroup, Inc. (banking)                                                   3.1%
International Business Machines Corp. (computer hardware)                   2.1
Abbott Laboratories (pharmaceuticals)                                       1.9
Union Pacific Corp. (railroad)                                              1.8
Bank One Corp. (banking)                                                    1.8
Verizon Communications (telecommunications)                                 1.8
EnCana Corp. (energy)                                                       1.8
BP PLC ADR (oil)                                                            1.7
Alcoa Inc. (metals and mining)                                              1.7
Exelon Corp. (electric utilities)                                           1.6
--------------------------------------------------------------------------------
Top Ten                                                                    19.3%
--------------------------------------------------------------------------------
Top Ten as % of Total Net Assets                                           12.6%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any equity index products.


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF STOCK PORTFOLIO)
                                                        COMPARATIVE        BROAD
                                           PORTFOLIO         INDEX*      INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                              8%             3%          3%
Consumer Discretionary                             9             14          15
Consumer Staples                                   5              8           7
Financial Services                                18             22          23
Health Care                                       10             13          13
Integrated Oils                                    8              4           3
Other Energy                                       4              2           2
Materials & Processing                            11              4           4
Producer Durables                                  6              4           4
Technology                                         9             16          15
Utilities                                         12              7           6
Other                                              0              3           5
--------------------------------------------------------------------------------




*Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.
**Wilshire 5000 Index.
+S&P 500 Index.
++Lehman Credit A or Better Index.
+++Lehman Aggregate Bond Index.
++++Before expenses.


VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO  ASSET ALLOCATION

Short-Term Reserves               3%
Bonds                            31%
Stocks                           66%
--------------------------------------------------------------------------------
STOCK INVESTMENT FOCUS

Market Cap                    Large
Style                         Value
--------------------------------------------------------------------------------
FIXED INCOME INVESTMENT FOCUS

Credit Quality            Investment-Grade Corporate
Average Maturity                              Medium
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF FIXED INCOME PORTFOLIO)

Treasury/Agency/GSEs*            30%
Aaa                               5
Aa                               14
A                                40
Baa                              10
Ba                                0
B                                 0
Not Rated                         1
--------------------------------------------------------------------------------
Total                           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF FIXED INCOME PORTFOLIO)

Asset-Backed/Commercial Mortgage-Backed            2%
Finance                                           22
Foreign                                            2
Government Mortgage-Backed                        12
Industrial                                        32
Treasury/Agency                                   18
Utilities                                         12
--------------------------------------------------------------------------------
Total                                            100%
--------------------------------------------------------------------------------

*Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                           BALANCED PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE DECEMBER 31, 1993-DECEMBER 31, 2003
                                                         COMPOSITE       AVERAGE
              BALANCED       WILSHIRE       S&P 500     STOCK/BOND      BALANCED
             PORTFOLIO     5000 INDEX         INDEX         INDEX*        FUND**
199312           10000          10000         10000          10000         10000
199403            9600           9627          9621           9594          9675
199406            9744           9552          9661           9539          9559
199409           10072          10071         10134           9839          9849
199412            9939           9994         10132           9885          9748
199503           10757          10896         11119          10743         10337
199506           11676          11913         12180          11745         11087
199509           12455          13002         13148          12457         11719
199512           13163          13636         13939          13218         12204
199603           13606          14402         14688          13455         12515
199606           13794          15037         15347          13859         12808
199609           14355          15462         15821          14233         13180
199612           15300          16528         17140          15211         13883
199703           15381          16635         17599          15361         13859
199706           17236          19445         20672          17371         15294
199709           18317          21342         22220          18535         16347
199712           18838          21700         22858          19207         16520
199803           20312          24578         26047          21029         17757
199806           20511          25057         26907          21756         17982
199809           19647          22043         24231          20670         16879
199812           21107          26785         29391          23559         18747
199903           21107          27796         30855          24062         18906
199906           22688          29965         33030          24895         19776
199909           21502          27983         30968          23853         19000
199912           22019          33095         35575          26058         20377
200003           21697          34358         36391          26677         20882
200006           21764          32817         35425          26290         20646
200009           22773          32873         35081          26399         21148
200012           24300          29490         32336          25441         20682
200103           24270          25849         28503          23886         19575
200106           25137          27782         30171          24880         20178
200109           23717          23364         25742          22736         18672
200112           25376          26254         28493          24504         19774
200203           26194          26506         28571          24495         19860
200206           25004          23164         24743          22605         18440
200209           22254          19270         20469          20606         16818
200212           23669          20777         22196          21991         17459
200303           22877          20136         21497          21728         17221
200306           25752          23459         24806          24345         18977
200309           26084          24329         25462          24641         19487
200312           28509          27351         28563          26161         20792
--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED DECEMBER 31, 2003
                                -------------------------------      FINAL VALUE
                                    ONE      FIVE        TEN        OF A $10,000
                                   YEAR     YEARS      YEARS          INVESTMENT
--------------------------------------------------------------------------------
Balanced Portfolio              20.45%         6.20%   11.04%            $28,509
Wilshire 5000 Index             31.64          0.42    10.59              27,351
S&P 500 Index                   28.68         -0.57    11.07              28,563
Composite Stock/Bond Index*     20.27          2.12    10.09              26,161
Average Balanced Fund**         19.09          2.09     7.59              20,792
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1993-DECEMBER 31, 2003
                                                         COMPOSITE
                             BALANCED                   STOCK/BOND
                            PORTFOLIO                       INDEX*
--------------------------------------------------------------------------------
1994                             -0.6                         -1.2
1995                             32.4                         33.7
1996                             16.2                         15.1
1997                             23.1                         26.3
1998                               12                         22.7
1999                              4.3                         10.6
2000                             10.4                         -2.2
2001                              4.4                         -4.1
2002                             -6.7                          -11
2003                             20.4                         20.3
--------------------------------------------------------------------------------
*Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.




VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

--------------------------------------------------------------------------------
ABOUT YOUR PORTFOLIO'S EXPENSES
                                                              BALANCED PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE
We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                    COST OF $10,000     PORTFOLIO    PEER GROUP*
                            INVESTMENT IN PORTFOLIO EXPENSE RATIO  EXPENSE RATIO
--------------------------------------------------------------------------------
Balanced Portfolio                              $34         0.31%          1.31%
--------------------------------------------------------------------------------
*Average Balanced Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.


VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2003
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
BALANCED PORTFOLIO                                     SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (64.8%)
--------------------------------------------------------------------------------
AUTO & Transportation (5.0%)
  Union Pacific Corp.                                 154,900             10,762
  Canadian National Railway Co.                       123,900              7,840
  CSX Corp.                                           202,400              7,274
  FedEx Corp.                                          67,300              4,543
  General Motors Corp.                                 84,200              4,496
* British Airways PLC ADR                              83,900              3,502
  Norfolk Southern Corp.                              145,900              3,451
  Canadian Pacific Railway Ltd.                        85,350              2,403
  Delta Air Lines, Inc.                                77,400                914
                                                                         -------
                                                                          45,185
                                                                         -------
CONSUMER DISCRETIONARY (5.7%)
  Waste Management, Inc.                              267,000              7,903
  McDonald's Corp.                                    264,100              6,558
  Kimberly-Clark Corp.                                104,200              6,157
* Time Warner, Inc.                                   316,800              5,699
  Gillette Co.                                        153,100              5,623
* Accenture Ltd.                                      201,800              5,311
  Omnicom Group Inc.                                   50,000              4,366
  Dollar General Corp.                                133,400              2,800
  Gannett Co., Inc.                                    31,000              2,764
  Target Corp.                                         50,000              1,920
* Staples, Inc.                                        65,500              1,788
                                                                         -------
                                                                          50,889
                                                                         -------
CONSUMER STAPLES (3.1%)
  Altria Group, Inc.                                  153,400              8,348
  PepsiCo, Inc.                                       106,100              4,946
  General Mills, Inc.                                  77,000              3,488
  Sara Lee Corp.                                      160,100              3,476
  Kraft Foods Inc.                                    100,100              3,225
  Kellogg Co.                                          72,900              2,776
  Coca-Cola Enterprises, Inc.                          72,200              1,579
                                                                         -------
                                                                          27,838
                                                                         -------
FINANCIAL SERVICES (12.2%)
  Citigroup, Inc.                                     377,033             18,301
  Bank One Corp.                                      231,900             10,572
  ACE Ltd.                                            225,100              9,324
  Wachovia Corp.                                      194,200              9,048
  MBIA, Inc.                                          115,650              6,850
  Merrill Lynch & Co., Inc.                           114,900              6,739
  American International Group, Inc.                  100,600              6,668
  Freddie Mac                                         111,500              6,503
  The Hartford Financial Services Group Inc.          101,400              5,986
  UBS AG                                               83,500              5,677
  KeyCorp                                             181,700              5,327
  Marsh & McLennan Cos., Inc.                         108,900              5,215
  U.S. Bancorp                                        139,859              4,165
  Morgan Stanley                                       55,500              3,212
  Ambac Financial Group, Inc.                          46,000              3,192
  Archstone-Smith Trust REIT                           76,900              2,152
  Bank of America Corp.                                 5,100                410
                                                                         -------
                                                                         109,341
                                                                         -------
HEALTH CARE (6.6%)
  Abbott Laboratories                                 231,800             10,802
  Pfizer Inc.                                         195,853              6,919
  Eli Lilly & Co.                                      95,800              6,738
  Schering-Plough Corp.                               387,200              6,733
  Cardinal Health, Inc.                               103,500              6,330
  Aventis SA ADR                                       82,700              5,480
  Baxter International, Inc.                          177,100              5,405
  AstraZeneca Group PLC ADR                            99,300              4,804
  Wyeth                                                71,400              3,031
  Becton, Dickinson & Co.                              70,500              2,900
                                                                         -------
                                                                          59,142
                                                                         -------
INTEGRATED OILS (5.1%)
  BP PLC ADR                                          205,600             10,146
  Total SA ADR                                         91,556              8,470
  Royal Dutch Petroleum Co. ADR                       157,700              8,262
  ChevronTexaco Corp.                                  64,800              5,598
  ExxonMobil Corp.                                    128,900              5,285
  ConocoPhillips Co.                                   50,200              3,292
  Petrol Brasil ADR                                    92,900              2,716
  Repsol YPF, SA ADR                                   99,600              1,947
                                                                         -------
                                                                          45,716
                                                                         -------
OTHER ENERGY (2.3%)
  EnCana Corp.                                        265,404             10,468
  Schlumberger Ltd.                                    93,400              5,111
  Burlington Resources, Inc.                           67,100              3,716
  Anadarko Petroleum Corp.                             24,000              1,224
                                                                         -------
                                                                          20,519
                                                                         -------
MATERIALS & Processing (6.9%)
  Alcoa Inc.                                          265,100             10,074
  E.I. du Pont de Nemours & Co.                       192,186              8,819
  Weyerhaeuser Co.                                    121,400              7,770
  Alcan Inc.                                          156,800              7,362
  Dow Chemical Co.                                    125,800              5,229
  Rohm & Haas Co.                                     120,700              5,155
  International Paper Co.                             106,700              4,600
  Avery Dennison Corp.                                 73,500              4,117
  PPG Industries, Inc.                                 62,100              3,976
  Temple-Inland Inc.                                   43,900              2,751
  Rio Tinto PLC ADR                                    16,700              1,859
                                                                         -------
                                                                          61,712
                                                                         -------
PRODUCER DURABLES (3.7%)
  Caterpillar, Inc.                                    88,200              7,322
  Parker Hannifin Corp.                               119,400              7,104
  Pitney Bowes, Inc.                                  150,500              6,113
  Emerson Electric Co.                                 70,100              4,539
  Nokia Corp. ADR                                     165,400              2,812
  Pall Corp.                                           99,900              2,680
  The Boeing Co.                                       54,700              2,305
                                                                         -------
                                                                          32,875
                                                                         -------
TECHNOLOGY (5.9%)
  International Business Machines Corp.               135,000             12,512
  General Dynamics Corp.                               87,500              7,909
  Microsoft Corp.                                     249,800              6,879
  Hewlett-Packard Co.                                 277,900              6,383
  Motorola, Inc.                                      376,900              5,303
  Texas Instruments, Inc.                             173,400              5,094
  Sony Corp. ADR                                      121,500              4,212
* Apple Computer, Inc.                                178,400              3,812
* Corning, Inc.                                       112,500              1,173
                                                                         -------
                                                                          53,277
                                                                         -------
UTILITIES (7.6%)
  Verizon Communications                              298,912             10,486
  Exelon Corp.                                        141,600              9,397
* Comcast Corp. Class A                               216,150              7,105
  FPL Group, Inc.                                     100,300              6,562
  Cinergy Corp.                                       139,700              5,422

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
BALANCED PORTFOLIO                                     SHARES              (000)
--------------------------------------------------------------------------------
  Pinnacle West Capital Corp.                         125,400              5,019
  BellSouth Corp.                                     148,700              4,208
  Progress Energy, Inc.                                92,900              4,205
  SBC Communications Inc.                             141,300              3,684
* Deutsche Telekom AG ADR                             194,300              3,523
  AT&T Corp.                                          172,000              3,492
  TXU Corp.                                           122,900              2,915
  ALLTEL Corp.                                         57,200              2,664
                                                                         -------
                                                                          68,682
                                                                         -------
OTHER (0.7%)
  Honeywell International Inc.                        143,300              4,791
  Tyco International Ltd.                              77,500              2,054
                                                                         -------
                                                                           6,845
                                                                         -------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $441,352)                                      582,021
--------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (9.4%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.6%)
U.S. Treasury Bond
6.25%, 8/15/2023                                       11,000             12,543
U.S. Treasury Note
1.50%, 7/31/2005                                        8,000              7,995
2.00%, 8/31/2005                                       10,000             10,064
4.00%, 11/15/2012                                      20,000             19,825
MORTGAGE-BACKED SECURITIES (3.8%)
Federal National Mortgage Assn.**
(3) 4.51%, 5/1/2013                                       992                985
(3) 5.016%, 2/1/2013                                      989              1,022
(3) 6.03%, 5/1/2011                                     1,947              2,124
Government National Mortgage Assn.
(3) 5.50%, 2/1/2033-10/15/2033                         18,332             18,692
(3) 6.00%, 2/15/2028-1/15/2033                          6,046              6,300
(3) 6.50%, 5/15/2028-7/15/2031                          1,783              1,892
(3) 7.00%, 2/15/2028-10/15/2029                         2,291              2,447
(3) 8.00%, 9/15/2030                                      355                385
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $83,530)                                                          84,274
--------------------------------------------------------------------------------
CORPORATE BONDS (21.2%)
--------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (0.7%)
Asset Securitization Corp.
(3) 6.75%, 2/14/2043                                    2,000              2,194
Bank One Issuance Trust
(3) 3.86%, 6/15/2011                                    1,000              1,011
Bear Stearns Commercial Mortgage Securities Inc.
(3) 4.74%, 3/15/2040                                    1,000                997
Greenwich Capital Commercial Funding Corp.
(3) 4.915%, 1/15/2036                                   1,000              1,004
Morgan Stanley Dean Witter Capital I
(3) 4.74%, 11/13/2036                                   1,000              1,003
                                                                         -------
                                                                           6,209
                                                                         -------
FINANCE (6.9%)
BANKING (3.4%)
BB&T Corp.
7.25%, 6/15/2007                                        2,000              2,272
Bank of America Corp.
7.125%, 9/15/2006                                       2,000              2,231
Bank One Corp.
6.875%, 8/1/2006                                        2,000              2,218
Banque Paribas NY
6.95%, 7/22/2013                                        2,000              2,305
Citicorp
7.625%, 5/1/2005                                        1,000              1,074
Credit Suisse First Boston USA Inc.
6.50%, 1/15/2012                                        2,000              2,215
First Union Corp.
7.50%, 4/15/2035                                        1,000              1,213
Mellon Funding Corp.
4.875%, 6/15/2007                                       1,500              1,580
J.P. Morgan & Co., Inc.
6.25%, 1/15/2009                                        1,500              1,653
NBD Bancorp, Inc.
7.125%, 5/15/2007                                       1,500              1,687
Northern Trust Corp.
6.65%, 11/9/2004                                        1,000              1,042
SunTrust Bank
7.25%, 9/15/2006                                        2,000              2,222
US Bank NA Minnesota
5.625%, 11/30/2005                                      2,000              2,136
Wachovia Corp.
5.625%, 12/15/2008                                      2,000              2,165
Washington Mutual, Inc.
7.50%, 8/15/2006                                        2,000              2,241
Wells Fargo & Co.
6.45%, 2/1/2011                                         2,000              2,241

BROKERAGE (0.1%)
Dean Witter, Discover & Co.
6.75%, 10/15/2013                                       1,000              1,115

FINANCE COMPANIES (1.4%)
American Express Credit Corp.
3.00%, 5/16/2008                                        1,000                978
American General Financial
7.45%, 1/15/2005                                        2,000              2,112
Countrywide Home Loan
5.50%, 8/1/2006                                         1,000              1,069
John Deere Capital
5.10%, 1/15/2013                                        1,000              1,020
General Electric Capital Corp.
5.875%, 2/15/2012                                       2,000              2,153
Frank Russell Co.
(1) 5.625%, 1/15/2009                                   2,000              2,147
SLM Corp. MTN
5.375%, 1/15/2013                                       1,000              1,026
Toyota Motor Credit Corp.
5.50%, 12/15/2008                                       2,000              2,183

INSURANCE (2.0%)
ACE INA Holdings, Inc.
8.20%, 8/15/2004                                        1,000              1,039
Allstate Corp.
6.75%, 5/15/2018                                        1,000              1,141
Aon Corp.
6.90%, 7/1/2004                                         2,000              2,047
Hartford Financial Services Group Inc.
7.90%, 6/15/2010                                        2,000              2,366
Marsh & McLennan Cos. Inc.
6.25%, 3/15/2012                                        2,000              2,174
Massachusetts Mutual Life
(1) 7.625%, 11/15/2023                                  2,000              2,408
Ohio National Life Insurance
(1) 8.50%, 5/15/2026                                    2,000              2,331

--------------------------------------------------------------------------------
                                                         FACE             MARKET
                                                       AMOUNT             VALUE*
                                                        (000)              (000)
--------------------------------------------------------------------------------
PRICOA Global Funding I
(1) 3.90%, 12/15/2008                                   1,100              1,101
Protective Life Secured Trust
3.70%, 11/24/2008                                       1,000                995
XL Capital Ltd.
6.50%, 1/15/2012                                        2,000              2,176
                                                                         -------
                                                                          62,076
                                                                         -------
INDUSTRIAL (9.8%)
BASIC INDUSTRY (1.3%)
Alcan Inc.
4.50%, 5/15/2013                                        1,000                960
Alcoa Inc.
6.00%, 1/15/2012                                        2,000              2,171
Cardinal Health Inc.
4.00%, 6/15/2015                                        1,000                912
Coca-Cola HBC Finance
(1 5.50%, 9/17/2015                                       700                718
E.I. du Pont de Nemours & Co.
6.75%, 10/15/2004                                       2,000              2,083
Gannett Co. Inc.
5.50%, 4/1/2007                                         1,000              1,077
Kimberly-Clark Corp.
5.00%, 8/15/2013                                        1,000              1,022
Rohm & Haas Co.
7.40%, 7/15/2009                                        2,000              2,337

CAPITAL GOODS (1.2%)
Boeing Capital Corp.
6.50%, 2/15/2012                                        1,000              1,097
Caterpillar Inc.
7.25%, 9/15/2009                                        1,000              1,166
General Dynamics
4.25%, 5/15/2013                                        2,000              1,917
Honeywell International Inc.
7.50%, 3/1/2010                                         1,000              1,174
Masco Corp.
6.75%, 3/15/2006                                        2,000              2,177
Snap-On Inc.
6.25%, 8/15/2011                                        1,400              1,548
USA Waste Services Inc.
7.00%, 7/15/2028                                        2,000              2,131

COMMUNICATION (1.5%)
AT&T Corp.
7.25%, 11/15/2006                                       1,000              1,104
BellSouth Corp.
6.00%, 10/15/2011                                       2,000              2,164
Cox Communications, Inc.
7.75%, 8/15/2006                                        2,000              2,239
GTE Southwest, Inc.
6.00%, 1/15/2006                                        1,000              1,069
Illinois Bell Telephone Co.
6.625%, 2/1/2025                                        1,000              1,005
New York Telephone Co.
7.25%, 2/15/2024                                        1,000              1,029
Telecomunicaciones de Puerto Rico
6.65%, 5/15/2006                                        2,000              2,175
Telefonica Europe BV
7.75%, 9/15/2010                                        1,500              1,779
Thomson Corp.
4.25%, 8/15/2009                                        1,500              1,523

CONSUMER CYCLICAL (1.1%)
DaimlerChrysler North America Holding Corp.
7.40%, 1/20/2005                                        2,000              2,110
Walt Disney Co.
7.30%, 2/8/2005                                         2,000              2,118
Harley Davidson
(1) 3.625%, 12/15/2008                                  1,000              1,000
Lowe's Co. Inc.
8.25%, 6/1/2010                                           290                353
6.50%, 3/15/2029                                        1,000              1,088
Target Corp.
7.50%, 2/15/2005                                        2,000              2,128
Wal-Mart Stores Inc.
4.55%, 5/1/2013                                         1,000                986

Consumer Noncyclical (2.6%)
Abbott Laboratories
6.80%, 5/15/2005                                        1,000              1,070
Anheuser-Busch Cos., Inc.
7.50%, 3/15/2012                                        1,500              1,787
Archer-Daniels-Midland
7.00%, 2/1/2031                                           742                851
Avon Products Inc.
7.15%, 11/15/2009                                       1,500              1,747
4.20%, 7/15/2018                                        1,000                900
Bristol-Myers Squibb
5.75%, 10/1/2011                                        1,000              1,078
CPC International, Inc.
6.15%, 1/15/2006                                          125                135
Coca-Cola Enterprises, Inc.
6.125%, 8/15/2011                                       2,000              2,206
Conagra Foods Inc.
6.75%, 9/15/2011                                        1,000              1,125
Diageo PLC
4.85%, 5/15/2018                                        1,000                955
Fortune Brands Inc.
4.875%, 12/1/2013                                       1,000              1,005
General Mills, Inc.
6.00%, 2/15/2012                                        2,000              2,142
Kraft Foods Inc.
5.25%, 6/1/2007                                         1,500              1,590
Pepsi Bottling Holdings Inc.
(1) 5.625%, 2/17/2009                                   1,500              1,634
Procter & Gamble Co. ESOP
9.36%, 1/1/2021                                         2,000              2,706
United Health Group Inc.
4.875%, 4/1/2013                                        1,000              1,003
Wyeth
6.70%, 3/15/2011                                        1,000              1,122

ENERGY (0.7%)
Amoco Corp.
6.50%, 8/1/2007                                         1,500              1,679
Anadarko Petroleum Corp.
3.25%, 5/1/2008                                         1,000                985
ChevronTexaco Capital Co.
3.50%, 9/17/2007                                        1,000              1,020
Phillips Petroleum Co.
8.50%, 5/25/2005                                        2,000              2,190

TECHNOLOGY (0.7%)
First Data Corp.
4.70%, 8/1/2013                                         2,000              1,970
Hewlett-Packard Co.
7.15%, 6/15/2005                                        2,000              2,150
IBM Corp.
5.875%, 11/29/2032                                      2,000              2,023

--------------------------------------------------------------------------------
                                                         FACE             MARKET
                                                       AMOUNT             VALUE*
                                                        (000)              (000)
--------------------------------------------------------------------------------
TELECOMMUNICATION (0.2%)
SBC Communications
5.875%, 2/1/2012                                        1,000              1,060
Vodafone Group PLC
5.375%, 1/30/2015                                       1,000              1,008

TRANSPORTATION (0.5%)
ERAC USA Finance Co.
(1) 7.35%, 6/15/2008                                    1,090              1,233
Federal Express Corp.
6.72%, 1/15/2022                                        1,777              2,015
Norfolk Southern Corp.
7.70%, 5/15/2017                                        1,500              1,800
                                                                         -------
                                                                          88,549
                                                                         -------
UTILITIES (3.8%)
ELECTRIC (2.8%)
Alabama Power Co.
2.80%, 12/1/2006                                          660                661
Baltimore Gas & Electric Co.
5.50%, 4/15/2004                                        1,000              1,010
Carolina Power & Light Co.
5.95%, 3/1/2009                                         2,000              2,189
Central Illinois Public Service
6.125%, 12/15/2028                                      1,000                993
Exelon Corp.
6.95%, 6/15/2011                                        2,000              2,247
Florida Power Corp.
6.875%, 2/1/2008                                        1,850              2,072
Indiana Michigan Power Co.
6.875%, 7/1/2004                                        2,000              2,044
Kansas City Power & Light
7.125%, 12/15/2005                                      2,000              2,178
National Rural Utilities Cooperative Finance Corp.
5.75%, 12/1/2008                                        2,000              2,168
PacifiCorp
6.625%, 6/1/2007                                        1,000              1,090
Public Service Electric & Gas MTN
4.00%, 11/1/2008                                        1,000              1,012
SCANA Corp. MTN
6.875%, 5/15/2011                                       2,000              2,250
Southern Investments UK PLC
6.80%, 12/1/2006                                        1,500              1,589
Union Electric Co.
7.375%, 12/15/2004                                      1,000              1,050
Virginia Electric & Power Co.
5.375%, 2/1/2007                                        2,000              2,139
Wisconsin Electric
4.50%, 5/15/2013                                          615                600

NATURAL GAS (0.5%)
Duke Energy Field Services
7.875%, 8/16/2010                                       2,000              2,350
KeySpan Gas East Corp.
7.875%, 2/1/2010                                        1,500              1,799

OTHER (0.5%)
Atlantic City Electric Co.
(2) 7.00%, 9/1/2023                                     1,000              1,014
Public Service of North Carolina, Inc.
6.625%, 2/15/2011                                       1,500              1,673
Washington Gas Light Co.
6.15%, 1/26/2026                                        1,500              1,564
                                                                         -------
                                                                          33,692
                                                                         -------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $178,021)                                    190,526
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                         FACE             MARKET
                                                       AMOUNT             VALUE*
                                                        (000)              (000)
--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED) (0.6%)
--------------------------------------------------------------------------------
Inter-American Development Bank
4.375%, 9/20/2012                                       1,000              1,008
Kredit Fuer Wiederaufbau
3.375%, 1/23/2008                                       1,000              1,009
Province of British Columbia
4.30%, 5/30/2013                                        1,000                984
Province of Ontario
4.375%, 2/15/2013                                       1,000                990
Quebec Hydro Electric
6.30%, 5/11/2011                                        1,000              1,129
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $5,248)                                        5,120
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account, 0.98%, 1/2/2004
  (Cost $29,963)                                       29,963             29,963
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)  (Cost $738,114)                               891,904
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      8,310
Liabilities--Note G                                                      (1,946)
                                                                         -------
                                                                          6,364
                                                                         -------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 52,333,797 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $898,268
================================================================================

NET ASSET VALUE PER SHARE                                                 $17.16
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
**The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line-of-credit), would require congressional action.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the aggregate value of these securities was $12,572,000, representing 1.4% of net assets.
(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Issuance Association).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
ADR-American Depositary Receipt.
MTN-Medium-Term Note.
REIT-Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                      $741,431            $14.16
Undistributed Net Investment Income                    21,881               .42
Accumulated Net Realized Losses                       (18,834)             (.36)
Unrealized Appreciation                               153,790              2.94
--------------------------------------------------------------------------------
NET ASSETS                                           $898,268            $17.16
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                              BALANCED PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                               11,303
  Interest                                                                13,638
  Security Lending                                                            62
--------------------------------------------------------------------------------
  Total Income                                                            25,003
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                                623
    Performance Adjustment                                                   127
  The Vanguard Group--Note C
    Management and Administrative                                          1,479
    Marketing and Distribution                                                87
  Custodian Fees                                                              16
  Auditing Fees                                                               13
  Shareholders' Reports                                                       43
  Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
  Total Expenses                                                           2,389
  Expenses Paid Indirectly--Note D                                          (90)
--------------------------------------------------------------------------------
  Net Expenses                                                             2,299
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     22,704
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (8,859)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES                                132,584
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                             $146,429
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                          BALANCED PORTFOLIO
                                                   -----------------------------
                                                        YEAR ENDED DECEMBER 31,
                                                   -----------------------------
                                                         2003              2002
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                22,704            22,174
  Realized Net Gain (Loss)                             (8,859)           (7,104)
  Change in Unrealized Appreciation
    (Depreciation)                                    132,584           (67,938)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                        146,429           (52,868)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                               (22,214)          (26,953)
  Realized Capital Gain*                                 --             (26,311)
--------------------------------------------------------------------------------
  Total Distributions                                 (22,214)          (53,264)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                              125,898           131,861
  Issued in Lieu of Cash Distributions                 22,214            53,264
  Redeemed                                            (66,986)          (83,062)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                      81,126            102,063
--------------------------------------------------------------------------------
  Total Increase (Decrease)                           205,341            (4,069)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                 692,927           696,996
--------------------------------------------------------------------------------
  End of Period                                      $898,268          $692,927
================================================================================
1Shares Issued (Redeemed)
  Issued                                                8,124             8,279
  Issued in Lieu of Cash Distributions                  1,570             3,250
  Redeemed                                             (4,421)           (5,509)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
      Shares Outstanding                                5,273             6,020
================================================================================
*Includes fiscal 2002 short-term gain distributions of $2,353,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.





VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS

BALANCED PORTFOLIO

--------------------------------------------------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,                     YEAR ENDED SEPTEMBER 30,
                                                     -----------------------      OCT. 1 TO      -------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003     2002     DEC. 31, 2001*        2001     2000     1999
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $14.72   $16.98             $15.87      $16.93   $17.41   $17.73
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                     .44     .445                .12         .54      .71      .63
  Net Realized and Unrealized Gain (Loss) on Investments   2.47   (1.460)               .99         .08      .26      .95
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       2.91   (1.015)              1.11         .62      .97     1.58
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.47)    (.630)                --        (.72)    (.64)    (.62)
  Distributions from Realized Capital Gains                  --    (.615)                --        (.96)    (.81)   (1.28)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.47)   (1.245)                --       (1.68)   (1.45)   (1.90)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $17.16   $14.72             $16.98      $15.87   $16.93   $17.41
==========================================================================================================================
Total Return                                              20.45    -6.72%              6.99%       4.15%    5.91%    9.44%
==========================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                       $898     $693               $697        $636     $512     $599
Ratio of Total Expenses to Average Net Assets**            0.31%    0.33%              0.30%+      0.29%    0.25%    0.29%
Ratio of Net Investment Income to Average Net Assets       2.98%    3.13%              3.15%+      3.53%    3.98%    3.58%
Portfolio Turnover Rate                                      27%      24%                 4%         27%      28%      24%
==========================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.02%, 0.02%, 0.01%, (0.02%) and (0.02%).
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio's performance for the preceding three years relative to a combined index comprising the Standard & Poor's 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the year ended December 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.08% of the portfolio's average net assets before an increase of $127,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $135,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.13% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio's management and administrative expenses. For the year ended December 31, 2003, these arrangements reduced the portfolio's expenses by $90,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2003, the portfolio had $22,782,000 of ordinary income available for distribution. The portfolio had available realized losses of $18,732,000 to offset future net capital gains of $2,577,000 through December 31, 2009, $7,296,000 through December 31, 2010, and $8,859,000 through
December 31, 2011.

At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $153,790,000, consisting of unrealized gains of $163,930,000 on securities that had risen in value since their purchase and $10,140,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2003, the portfolio purchased $197,082,000 of investment securities and sold $181,963,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $76,890,000 and $13,252,000, respectively.

G. The market value of securities on loan to broker/dealers at December 31, 2003, was $19,930,000, for which the portfolio held as collateral U.S. government and agency securities with a market value of $20,834,000. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 6, 2004

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

VANGUARD(R)EQUITY INCOME PORTFOLIO

During 2003, the Equity Income Portfolio returned 24.4%, lagging the average return of its peer group and significantly trailing the return of its unmanaged benchmark index. The fund's emphasis on dividend-paying stocks was out of tune with market sentiment, even as President George Bush signed legislation to give dividends more favorable tax treatment. At the end of the year, the portfolio provided a yield of 2.4%, almost a full percentage point higher than the broad stock market's yield.

As we reported to you in midyear, Wellington Management Company, LLP, and Vanguard Quantitative Equity Group have been retained to manage the Equity Income Portfolio. Effective July 28, they replaced Newell Associates, which had served investors since the portfolio's 1993 inception. Wellington now manages approximately 60% of the portfolio's assets, and the Quantitative Equity Group manages the remainder.

The table below shows the past year's results for your portfolio and its comparative standards; for perspective, it also shows their performance over the past decade. Please note that the portfolio's returns in Vanguard(R) Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

--------------------------------------------------------------------------------
TOTAL RETURNS                                           TEN YEARS ENDED
                                                       DECEMBER 31, 2003
                                                     --------------------
                                                AVERAGE              FINAL VALUE
                               YEAR ENDED        ANNUAL             OF A $10,000
                        DECEMBER 31, 2003        RETURN       INITIAL INVESTMENT
--------------------------------------------------------------------------------
Equity Income Portfolio              24.4%         11.2%                 $28,933
Russell 1000 Value Index             30.0          11.9                   30,722
Average Equity Income Fund*          26.0           9.0                   23,659
Wilshire 5000 Index                  31.6          10.6                   27,351
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

DIVIDENDS FAILED TO FIND FAVOR AMONG INVESTORS
The Equity Income Portfolio's 24.4% result for 2003 was excellent in absolute terms but a middling relative performance. The portfolio did not quite match the average return of its peer group, and it fell well short of the Russell 1000 Value Index's 30.0% return.

The gap was  largely  the  result of your  portfolio's  pronounced  emphasis  on dividend-paying stocks. As a group, these stocks trailed the market's non-dividend-paying, growth-oriented stocks in 2003 (the broad Russell benchmark includes many stocks that don't pay a dividend). Even as dividend-paying stocks lagged the broader market, they became more attractive investments. New legislation cut federal tax rates on stock dividends, boosting their after- tax value with the stroke of a pen. Qualified stock dividends now receive the same tax treatment as capital gains.

LONG-TERM RETURNS HIGHLIGHT THE VALUE OF DIVIDENDS
The portfolio's long-term record provides a useful illustration of the returns that can be earned from a consistent focus on reasonably valued dividend-paying stocks. As the adjacent table shows, during the past ten years, the portfolio has produced an annual average return of 11.2%, more than 2 percentage points above the average for its peer group. Over that period, the portfolio would have transformed a hypothetical $10,000 investment into $28,933, creating more wealth than the broad stock market (though not quite as much as the Russell 1000 Value Index) and besting the average peer by more than $5,000.

An important contributor to the Equity Income Portfolio's superior performance has been its low operating costs. To compare the costs of your portfolio with its peer-group average, please see the page entitled "About Your Portfolio's Expenses."

NEW MARKET, SAME APPROACH
In last year's letter to you, we reported a total return of -13.8%--better than our benchmarks, but still a disappointment. The market's resurgence has made for a more pleasant report, but it has in no way altered the advice we offered to investors during the stock market's long downturn. In any market environment, the keys to successful long-term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive--come what may. The Equity Income Portfolio can be an important component of such a plan, providing exposure to attractively valued dividend-paying stocks.

Thank you for entrusting your assets to Vanguard.

PORTFOLIO PROFILE                                        EQUITY INCOME PORTFOLIO
                                                         AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                       COMPARATIVE         BROAD
                                          PORTFOLIO         INDEX*       INDEX**
--------------------------------------------------------------------------------

Number of Stocks                                149            733         5,216
Median Market Cap                            $28.6B         $28.6B        $29.3B
Price/Earnings Ratio                          17.0x          18.1x         25.6x
Price/Book Ratio                               2.5x           2.3x          3.1x
Yield                                          2.4%           2.3%          1.5%
Return on Equity                              18.5%          17.7%         15.9%
Earnings Growth Rate                           1.1%           4.8%          5.3%
Foreign Holdings                               4.6%           0.0%          0.8%
Turnover Rate                                   63%             --            --
Expense Ratio                                 0.35%             --            --
Short-Term Reserves                              0%             --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                           COMPARATIVE                                     BROAD
                             PORTFOLIO     INDEX*         PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                         0.93       1.00              0.72         1.00
Beta                              0.81       1.00              0.63         1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                       COMPARATIVE         BROAD
                                    PORTFOLIO               INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                      3%                   3%            3%
Consumer Discretionary                     6                   11            15
Consumer Staples                           7                    6             7
Financial Services                        30                   34            23
Health Care                                7                    4            13
Integrated Oils                           11                    9             3
Other Energy                               1                    2             2
Materials & Processing                    12                    6             4
Producer Durables                          5                    5             4
Technology                                 5                    7            15
Utilities                                 10                   13             6
Other                                      3                    0             5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

ExxonMobil Corp. (oil)                                                      2.8%
Citigroup, Inc. (banking)                                                   2.8
Bank of America Corp. (banking)                                             2.3
ChevronTexaco Corp. (oil)                                                   2.3
Alcoa Inc. (metals and mining)                                              2.2
General Motors Corp. (automotive and transport)                             2.2
Caterpillar, Inc. (manufacturing)                                           2.1
Hewlett-Packard Co.(computer technology)                                    2.0
Emerson Electric Co. (electronics)                                          1.7
Royal Dutch Petroleum Co. ADR (oil)                                         1.6
--------------------------------------------------------------------------------
Top Ten                                                                    22.0%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap      Large
Style           Value
--------------------------------------------------------------------------------
*Russell 1000 Value Index.
**Wilshire 5000 Index.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                      EQUITY INCOME PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE DECEMBER 31, 1993-DECEMBER 31, 2003

                                 WILSHIRE 5000     RUSSELL 1000   AVERAGE EQUITY
                EQUITY INCOME            INDEX      VALUE INDEX      INCOME FUND

199312                  10000            10000            10000            10000
199403                   9374             9627             9649             9648
199406                   9549             9552             9709             9718
199409                   9986            10071             9958            10098
199412                   9876             9994             9802             9857
199503                  10867            10896            10735            10617
199506                  11518            11913            11696            11336
199509                  12551            13002            12718            12140
199512                  13718            13636            13562            12874
199603                  14093            14402            14330            13431
199606                  14710            15037            14577            13836
199609                  14944            15462            15001            14219
199612                  16282            16528            16497            15313
199703                  16884            16635            16920            15528
199706                  19114            19445            19415            17501
199709                  20631            21342            21348            18996
199712                  21880            21700            22302            19455
199803                  24152            24578            24902            21411
199806                  23826            25057            25013            21143
199809                  22941            22043            22115            19043
199812                  25736            26785            25787            21552
199903                  25424            27796            26157            21400
199906                  27692            29965            29107            23367
199909                  25316            27983            26255            21384
199912                  25090            33095            27682            22272
200003                  24397            34358            27814            22051
200006                  24372            32817            26511            21801
200009                  26092            32873            28596            23131
200012                  27943            29490            29624            23780
200103                  26608            25849            27889            22347
200106                  27425            27782            29251            23351
200109                  26295            23364            26047            20991
200112                  26962            26254            27968            22436
200203                  27957            26506            29112            23071
200206                  25836            23164            26632            20939
200209                  21481            19270            21633            17414
200212                  23251            20777            23627            18772
200303                  22032            20136            22477            17808
200306                  25201            23459            26360            20531
200309                  25287            24329            26904            20958
200312                  28933            27351            30722            23659
--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 2003
                                   -------------------------------   FINAL VALUE
                                    ONE         FIVE        TEN     OF A $10,000
                                   YEAR        YEARS      YEARS       INVESTMENT
--------------------------------------------------------------------------------
Equity Income Portfolio          24.44%        2.37%     11.21%          $28,933
Wilshire 5000 Index              31.64         0.42      10.59            27,351
Russell 1000 Value Index         30.03         3.56      11.88            30,722
Average Equity Income Fund*      26.03         1.88       8.99            23,659
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1993-DECEMBER 31, 2003

                EQUITY INCOME           RUSSELL 1000
                    PORTFOLIO            VALUE INDEX
1994                     -1.2                     -2
1995                     38.9                   38.4
1996                     18.7                   21.6
1997                     34.4                   35.2
1998                     17.6                   15.6
1999                     -2.5                    7.3
2000                     11.4                      7
2001                     -3.5                   -5.6
2002                    -13.8                  -15.5
2003                     24.4                     30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABOUT YOUR PORTFOLIO'S EXPENSES
                                                         EQUITY INCOME PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE
We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                           COST OF $10,000         PORTFOLIO         PEER GROUP*
                   INVESTMENT IN PORTFOLIO     EXPENSE RATIO       EXPENSE RATIO
--------------------------------------------------------------------------------
Equity Income Portfolio                $39              0.35%              1.43%
--------------------------------------------------------------------------------
*Average Equity Income Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2003
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EQUITY INCOME PORTFOLIO                                   SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.8%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (3.3%)
 General Motors Corp.                                    151,500           8,090
 Delphi Corp.                                            115,400           1,178
 Burlington Northern Santa Fe Corp.                       32,800           1,061
 Tidewater Inc.                                           34,600           1,034
 Genuine Parts Co.                                        29,750             988
                                                                         -------
                                                                          12,351
                                                                         -------
CONSUMER DISCRETIONARY (5.3%)
 Kimberly-Clark Corp.                                     66,800           3,947
 Gannett Co., Inc.                                        26,700           2,381
 Newell Rubbermaid, Inc.                                  87,200           1,986
 Regal Entertainment Group Class A                        88,500           1,816
 Eastman Kodak Co.                                        63,100           1,620
 Leggett & Platt, Inc.                                    64,500           1,395
 The Stanley Works                                        32,200           1,219
 Gillette Co.                                             28,800           1,058
 R.R. Donnelley & Sons Co.                                34,800           1,049
 Limited Brands, Inc.                                     56,300           1,015
 Maytag Corp.                                             36,300           1,011
 May Department Stores Co.                                34,200             994
 Pier 1 Imports Inc.                                      18,300             400
                                                                         -------
                                                                          19,891
                                                                         -------
CONSUMER STAPLES (6.4%)
 Altria Group, Inc.                                       68,600           3,733
 Kellogg Co.                                              91,100           3,469
 Albertson's, Inc.                                        92,100           2,086
 Carolina Group                                           81,700           2,062
 The Coca-Cola Co.                                        39,100           1,984
 General Mills, Inc.                                      38,960           1,765
 Kraft Foods Inc.                                         53,500           1,724
 H.J. Heinz Co.                                           38,750           1,412
 Sara Lee Corp.                                           48,600           1,055
 ConAgra Foods, Inc.                                      39,900           1,053
 The Clorox Co.                                           20,800           1,010
 Campbell Soup Co.                                        33,300             892
 Wm. Wrigley Jr. Co.                                      15,400             866
 Colgate-Palmolive Co.                                    17,100             856
                                                                         -------
                                                                          23,967
                                                                         -------
FINANCIAL SERVICES (29.0%)
 Banks--New York City (0.3%)
 J.P. Morgan Chase & Co.                                  26,600             977

 Banks--Outside New York City (11.7%)
 Bank of America Corp.                                   107,150           8,618
 Wachovia Corp.                                           93,086           4,337
 National City Corp.                                     125,000           4,243
 Wells Fargo & Co.                                        70,200           4,134
 SunTrust Banks, Inc.                                     57,800           4,133
 PNC Financial Services Group                             60,300           3,300
 U.S. Bancorp                                            106,042           3,158
 National Commerce Financial Corp.                        64,600           1,762
 FleetBoston Financial Corp.                              30,600           1,336
 Comerica, Inc.                                           20,200           1,132
 Synovus Financial Corp.                                  39,100           1,131
 FirstMerit Corp.                                         40,500           1,092
 KeyCorp                                                  35,560           1,043
 Zions Bancorp                                            17,000           1,043
 BB&T Corp.                                               26,800           1,036
 City National Corp.                                      16,300           1,013
 Fifth Third Bancorp                                      16,700             987

DIVERSIFIED FINANCIAL SERVICES (6.0%)
 Citigroup, Inc.                                         212,200          10,300
 Morgan Stanley                                           88,900           5,145
 Merrill Lynch & Co., Inc.                                66,600           3,906
 Marsh & McLennan Cos., Inc.                              50,060           2,397
 CIT Group Inc.                                           15,900             572

FINANCIAL--MISCELLANEOUS (1.6%)
 Fannie Mae                                               29,300           2,199
 Freddie Mac                                              30,400           1,773
 Fidelity National Financial, Inc.                        27,500           1,066
 Nationwide Financial Services, Inc.                      27,500             909

INSURANCE--LIFE (0.3%)
Jefferson-Pilot Corp.                                     21,900           1,109

INSURANCE--MULTILINE (3.9%)
 St. Paul Cos., Inc.                                     146,040           5,791
 The Hartford Financial Services Group Inc.               62,600           3,695
 Protective Life Corp.                                    32,900           1,113
 CIGNA Corp.                                              17,900           1,029
 Lincoln National Corp.                                   25,200           1,017
 Cincinnati Financial Corp.                               23,700             993
 Unitrin, Inc.                                            16,000             663
 Allstate Corp.                                           10,400             447

INSURANCE--PROPERTY-CASUALTY (3.1%)
 XL Capital Ltd. Class A                                  56,400           4,374
 ACE Ltd.                                                 98,700           4,088
 The Chubb Corp.                                          40,880           2,784
 Mercury General Corp.                                     5,900             275

REAL ESTATE INVESTMENT TRUST (0.5%)
 Regency Centers Corp. REIT                               44,100           1,757

SAVINGS & Loan (1.6%)
 Washington Mutual, Inc.                                  98,422           3,949
 Charter One Financial, Inc.                              28,400             981
 Astoria Financial Corp.                                  25,400             945
                                                                         -------
                                                                         107,752
                                                                         -------
HEALTH CARE (6.9%)
 Pfizer Inc.                                             154,012           5,441
 Merck & Co., Inc.                                        95,500           4,412
 Baxter International, Inc.                              142,300           4,343
 Bristol-Myers Squibb Co.                                145,600           4,164
 Wyeth                                                    60,920           2,586
 GlaxoSmithKline PLC ADR                                  24,474           1,141
 Abbott Laboratories                                      22,500           1,049
 Eli Lilly & Co.                                          14,100             992
 Johnson & Johnson                                        18,000             930
 Schering-Plough Corp.                                    28,700             499
                                                                         -------
                                                                          25,557
                                                                         -------
INTEGRATED OILS (10.6%)
 ExxonMobil Corp.                                        256,609          10,521
 ChevronTexaco Corp.                                      99,083           8,560
 Royal Dutch Petroleum Co. ADR                           112,700           5,904

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EQUITY INCOME PORTFOLIO                                   SHARES           (000)
--------------------------------------------------------------------------------
 BP PLC ADR                                               83,796           4,135
 Shell Transport & Trading Co. ADR                        71,800           3,233
 ConocoPhillips Co.                                       41,160           2,699
 Amerada Hess Corp.                                       37,000           1,967
 Unocal Corp.                                             33,000           1,215
 Marathon Oil Corp.                                       35,600           1,178
                                                                         -------
                                                                          39,412
                                                                         -------
OTHER ENERGY (1.2%)
 Diamond Offshore Drilling, Inc.                          71,100           1,458
 Halliburton Co.                                          43,100           1,121
 Schlumberger Ltd.                                        20,100           1,100
 Kerr-McGee Corp.                                         21,000             976
                                                                         -------
                                                                           4,655
                                                                         -------

MATERIALS & PROCESSING (11.3%)

 Alcoa Inc.                                              214,900           8,166
 E.I. du Pont de Nemours & Co.                           116,341           5,339
 Weyerhaeuser Co.                                         81,080           5,189
 Masco Corp.                                             123,100           3,374
 Eastman Chemical Co.                                     70,200           2,775
 PPG Industries, Inc.                                     38,900           2,490
 Dow Chemical Co.                                         59,300           2,465
 Archer-Daniels-Midland Co.                              126,300           1,922
 Nucor Corp.                                              30,900           1,730
 Ashland, Inc.                                            30,000           1,322
 Temple-Inland Inc.                                       20,400           1,278
 Monsanto Co.                                             42,376           1,220
 Vulcan Materials Co.                                     25,100           1,194
 Sonoco Products Co.                                      41,100           1,012
 Avery Dennison Corp.                                     17,300             969
 Georgia Pacific Group                                    17,600             540
 International Paper Co.                                  10,600             457
 Lafarge North America Inc.                               11,200             454
                                                                         -------
                                                                          41,896
                                                                         -------
 PRODUCER DURABLES (5.1%)
 Caterpillar, Inc.                                        92,360           7,668
 Emerson Electric Co.                                     99,460           6,440
 Nokia Corp. ADR                                         154,800           2,632
 The Boeing Co.                                           28,600           1,205
 Pitney Bowes, Inc.                                       25,000           1,016
                                                                         -------
                                                                          18,961
                                                                         -------
TECHNOLOGY (3.9%)
 Hewlett-Packard Co.                                     331,600           7,617
 Electronic Data Systems Corp.                            85,900           2,108
 Motorola, Inc.                                          133,500           1,878
 Rockwell Automation, Inc.                                49,400           1,759
 Raytheon Co.                                             33,000             991
                                                                         -------
                                                                          14,353
                                                                         -------
UTILITIES (10.1%)
 SBC Communications Inc.                                 188,366           4,911
 Verizon Communications                                  118,108           4,143
 Exelon Corp.                                             49,900           3,311
 BellSouth Corp.                                         111,100           3,144
 Dominion Resources, Inc.                                 45,425           2,900
 FPL Group, Inc.                                          33,320           2,180
 Questar Corp.                                            61,600           2,165
 Duke Energy Corp.                                       102,900           2,104
 Sprint Corp.                                            118,300           1,943
 National Fuel Gas Co.                                    79,300           1,938
 AT&T Corp.                                               95,400           1,937
 SCANA Corp.                                              41,000           1,404
 DPL Inc.                                                 60,500           1,263
 Kinder Morgan, Inc.                                      17,300           1,022
 Pinnacle West Capital Corp.                              25,400           1,017
 ALLTEL Corp.                                             20,000             932
 NiSource, Inc.                                           41,700             915
 NICOR Inc.                                               14,600             497
                                                                         -------
                                                                          37,726
                                                                         -------
OTHER (1.7%)
 Honeywell International Inc.                             61,200           2,046
 General Electric Co.                                     64,700           2,004
 Textron, Inc.                                            21,600           1,233
 Teleflex Inc.                                            21,500           1,039
                                                                         -------
                                                                           6,322
                                                                         -------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $294,210)                                                        352,843
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.0%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.06%, 1/14/2004                                      $2,000           1,999
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  0.98%, 1/2/2004                                         16,559         16,559
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $18,558)                                                          18,558
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (Cost $312,768)                                                        371,401
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       1,379
Liabilities                                                                (581)
                                                                         -------
                                                                             798
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 18,613,364 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $372,199
================================================================================
NET ASSET VALUE PER SHARE                                                 $20.00
================================================================================
*See Note A in Notes to Financial Statements.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 99.6% and 0.2%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts. ADR-American Depositary Receipt.

--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                         $260,522          $14.00
Undistributed Net Investment Income                        8,459             .45
Accumulated Net Realized Gains                            44,105            2.37
Unrealized Appreciation
Investment Securities                                     58,633            3.15
Futures Contracts                                            480             .03
--------------------------------------------------------------------------------
NET ASSETS                                              $372,199          $20.00
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                         EQUITY INCOME PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                                9,759
  Interest                                                                   132
  Security Lending                                                             1
--------------------------------------------------------------------------------
  Total Income                                                             9,892
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                           285
  The Vanguard Group--Note C
    Management and Administrative                                            725
    Marketing and Distribution                                                33
  Custodian Fees                                                               6
  Auditing Fees                                                               13
  Shareholders' Reports                                                       26
--------------------------------------------------------------------------------
  Total Expenses                                                           1,088
  Expenses Paid Indirectly--Note D                                           (8)
--------------------------------------------------------------------------------
  Net Expenses                                                             1,080
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      8,812
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              43,075
  Futures Contracts                                                        1,323
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  44,398
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   18,371
  Futures Contracts                                                          480
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          18,851
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $72,061
================================================================================


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                         EQUITY INCOME PORTFOLIO
                                                         -----------------------
                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                            2003            2002
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                    8,812           7,968
  Realized Net Gain (Loss)                                44,398             301
  Change in Unrealized Appreciation (Depreciation)        18,851        (57,902)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           72,061        (49,633)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                  (7,998)         (9,598)
  Realized Capital Gain                                    (444)         (1,600)
--------------------------------------------------------------------------------
    Total Distributions                                  (8,442)        (11,198)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                  42,117          44,362
  Issued in Lieu of Cash Distributions                     8,442          11,198
  Redeemed                                              (38,182)        (46,472)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                          12,377           9,088
--------------------------------------------------------------------------------
Total Increase (Decrease)                                 75,996        (51,743)
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                    296,203         347,946
--------------------------------------------------------------------------------
  End of Period                                        $ 372,199        $296,203
================================================================================
1Shares Issued (Redeemed)
  Issued                                                   2,321           2,413
  Issued in Lieu of Cash Distributions                       528             554
  Redeemed                                               (2,131)         (2,652)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding           718              315
================================================================================

FINANCIAL HIGHLIGHTS

EQUITY INCOME PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,                     YEAR ENDED SEPTEMBER 30,
                                                      -----------------------      OCT. 1 TO      -------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003     2002     DEC. 31, 2001*        2001     2000     1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $16.55   $19.79             $19.30      $21.09   $21.10   $19.69
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .470      .44                .10         .44      .58      .51
  Net Realized and Unrealized Gain (Loss) on Investments   3.455   (3.05)                .39        (.26)     .08     1.50
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       3.925   (2.61)                .49         .18      .66     2.01
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.450)    (.54)                 --       (.58)    (.52)    (.49)
  Distributions from Realized Capital Gains               (.025)    (.09)                 --      (1.39)    (.15)    (.11)
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.475)    (.63)                 --      (1.97)    (.67)    (.60)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $20.00   $16.55             $19.79      $19.30   $21.09   $21.10
===========================================================================================================================
TOTAL RETURN                                              24.44%  -13.76%              2.54%       0.78%    3.06%   10.36%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $372     $296               $348        $334     $322     $429
  Ratio of Total Expenses to Average Net Assets            0.35%    0.37%            0.32%**       0.33%    0.31%    0.33%
  Ratio of Net Investment Income to Average Net Assets     2.83%    2.45%            2.20%**       2.21%    2.44%    2.44%
  Portfolio Turnover Rate                                    63%       5%                 0%          1%       8%       6%
===========================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The portfolio uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Prior to July 28, 2003, Newell Associates served as advisor to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets. Effective July 28, 2003, assets managed by Newell Associates were transferred to Wellington Management Company, llp, and The Vanguard Group.

Wellington Management Company, llp, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. Beginning July 1, 2004, the basic fee for Wellington Management Company, llp, will be subject to quarterly adjustments based on performance relative to the Lipper Equity Income average.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $32,000 for the period from July 28, 2003 to December 31, 2003.

For the year ended December 31, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $55,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio's net assets and 0.05% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio's management and administrative expenses. For the year ended December 31, 2003, these arrangements reduced the portfolio's expenses by $8,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2003, the portfolio had $11,930,000 of ordinary income and $41,501,000 of long-term capital gains available for distribution.

At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $58,633,000, consisting of unrealized gains of $64,234,000 on securities that had risen in value since their purchase and $5,601,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2003, the aggregate settlement value of open futures contracts expiring in March 2004 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                          (000)
                                            ------------------------------------
                         NUMBER OF           AGGREGATE                UNREALIZED
                              LONG          SETTLEMENT              APPRECIATION
FUTURES CONTRACTS        CONTRACTS               VALUE            (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                   35              $9,718                      $340
S&P MidCap 400 Index            20               5,761                       120
E-Mini S&P 500 Index            40               2,221                        20
--------------------------------------------------------------------------------
Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. During the year ended December 31, 2003, the portfolio purchased $192,562,000 of investment securities and sold $190,297,000 of investment securities other than temporary cash investments.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 6, 2004



VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

VANGUARD(R)DIVERSIFIED VALUE PORTFOLIO

During 2003, the Diversified Value Portfolio returned 31.1%, a bit less than the return of its primary benchmark but a bit more than the average return of multi-capitalization value mutual funds. Your portfolio also kept pace with the broad stock market (as measured by the Wilshire 5000 Total Market Index) despite its emphasis on companies and industries that were out of tune with investor sentiment during the period. While relatively glamorous, fast-growing sectors such as technology were the market's best performers, the Diversified Value Portfolio benefited from its customary focus on attractively valued, dividend-paying stocks from the economy's grittier precincts.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns since the portfolio's February 1999 inception. Please note that the portfolio returns in Vanguard(R) Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

--------------------------------------------------------------------------------
TOTAL RETURNS                                          FEBRUARY 8, 1999* THROUGH
                                                               DECEMBER 31, 2003
                                                       -------------------------
                                                     AVERAGE         FINAL VALUE
                                     YEAR ENDED       ANNUAL        OF A $10,000
                              DECEMBER 31, 2003       RETURN  INITIAL INVESTMENT
--------------------------------------------------------------------------------
DIVERSIFIED VALUE PORTFOLIO                31.1%         4.5%            $12,412
S&P 500/Barra Value Index                  31.8          1.8              10,913
Average Multi-Cap Value Fund**             30.8          5.2              12,845
Wilshire 5000 Index                        31.6          0.3              10,128
--------------------------------------------------------------------------------
*Portfolio inception.
**Derived from data provided by Lipper Inc.


PORTFOLIO  EARNED  STRONG RETURNS IN UNEXPECTED PLACES
During the past year, your portfolio produced results that were very much like those of the broad market, though the contributors to its return were very different. The Diversified Value Portfolio earned its stellar gain in relatively concentrated positions in integrated oil, financial services, and utilities stocks. It also recorded outstanding gains in select consumer-oriented stocks.

Not surprisingly, the portfolio's weakest relative returns were in widely favored growth-oriented sectors such as health care and consumer staples. (The latter includes steady earners that typically command rich valuations, such as the makers of food and household products.) The portfolio also missed out on the tech boom, as the advisor couldn't find a single technology stock that met its valuation and dividend requirements.

A TOUGH START HAS YIELDED TO A BETTER PRESENT
The Diversified Value Portfolio got off to a rocky start in its first year, which continues to depress its long-term returns. Since February 1999, the portfolio has produced an average annual return of 4.5%--superior to that of its primary index, but inferior to the return of its peer-group average. During the past three years, however, the Diversified Value Portfolio outperformed its peer group.

The most useful conclusion to be drawn from this longer-term record is that the Diversified Value Portfolio's concentrated, contrarian investment approach is, by design, out of step with the market and even other value-oriented mutual funds, an approach that can work to your benefit or detriment in any short-term period. Our expectation is that in the long run, the good years will more than compensate for periods of below-peer performance. We give our investment advisor, Barrow, Hanley, Mewhinney & Strauss, a head start by keeping portfolio operating costs as low as possible.

A SIMPLE, COMPLETE APPROACH
In last year's letter to you, we reported a total return of -14.2%--better than our benchmarks, but still a disappointment. Although the market's resurgence has made for a more pleasant report, it has in no way altered the advice we offered to investors during the stock market's long downturn. In any market environment, the keys to successful long-term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive--come what may. The Diversified Value Portfolio can be an important component of such a plan, providing exposure to reasonably valued stocks with the help of a skilled manager.

Thank you for entrusting your assets to Vanguard.

REPORT FROM THE ADVISOR                              DIVERSIFIED VALUE PORTFOLIO

The Diversified Value Portfolio returned 31.1% for the 12 months ended December 31, 2003, versus a return of 31.8% for the Standard & Poor's 500/Barra Value Index and 30.0% for the Russell 1000 Value Index.

THE INVESTMENT ENVIRONMENT
The past year surely was a pleasant change from recent years. As you no doubt remember, the 12 months had a somewhat dreary first quarter, but the next 9 months showed significant improvement across most groups. In fact, we may have seen a little too much optimism: The equal-weighted S&P 500 Index (which gives the index's smallest and largest stocks the same influence on its return calculation) is at an all-time high, and the market's price/earnings (P/E) ratio on 2004 expectations reflects a generous profit expansion. During the past year, the best-acting stocks had the poorest fundamentals. Nevertheless, a bull market is a lot more fun for all of us than a bear market, even when our performance relative to our benchmarks has been strong year to year. (It's difficult to spend relative performance.)

It is interesting that the Diversified Value Portfolio's performance was almost identical to that of its benchmark indexes, because the portfolio is surely not similar in makeup to any of them. Diversified Value is a large-cap value portfolio of 48 issues, with only a handful that do not pay dividends.

OUR SUCCESSES
Our successes centered around strong performance by Cendant, Occidental Petroleum, FleetBoston Financial, Public Service Enterprise Group, and Tyco International. All were recovering from poor earnings performance in 2002, and all were quite cheap. As the market became more confident, these companies experienced an earnings-multiple expansion.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY

The advisor believes that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks that have above-average dividend yields, below-average prices in relation to earnings, sales, and book value, and the prospect of above-average total return.
--------------------------------------------------------------------------------

OUR SHORTFALLS
Our shortfalls occurred in groups, rather than in individual issues. In 2003 all sectors were up except health care, in which we are building a position, and telecommunications, in which we have only one small holding. The best-acting group was technology, whose stocks don't usually fit our style. The very best performers were very-low-priced companies with no earnings. These characteristics usually go hand in hand, but the combination typically does not produce strong performance.

Despite our lack of technology holdings, the portfolio's performance was in line with the strong returns of both our benchmarks and our peers. Stocks that hurt us included Newell Rubbermaid, Mirant, Schering-Plough, Crescent Real Estate, and Verizon Communications. All had earnings problems and we sold all but Schering-Plough and Verizon.

OUR PORTFOLIO POSITIONING
We feel comfortable with our risk profile. We consider our holdings attractively valued, and the portfolio has a relatively generous yield. We believe our holdings will experience reasonable earnings growth in 2004. That said, if there's a surge in Nasdaq stocks, the Diversified Value Portfolio might well underperform.

SIGNIFICANT PORTFOLIO CHANGES
NEW POSITIONS
BRINKER INTERNATIONAL has some tremendous franchises, primarily Chili's Grill & Bar, that have significant opportunities to expand their restaurant bases. In addition, margin pressures are primarily short-term and cyclical in nature, and price increases (below most competitors) are already rolling out. The company trades at only 13 times earnings, a significant discount to its historical range, even with its margin expansion plans in place. We believe earnings will begin to accelerate, leading to a return to historical multiples.

DEAN FOODS (formerly Suiza Foods)is the country's leading distributor of dairy products, having grown through acquisitions and line extensions. Dean is one of the few food companies that can show 10% internally generated growth to be likely over the next few years. At less than 14 times earnings, it seems a reasonable investment.

EQUITY OFFICE PROPERTIES TRUST, a real estate investment trust (REIT), is the nation's largest owner of office buildings. It is diversified, with somewhat more suburban locations than central business district properties. We expect positive earnings leverage as the economy improves and as rents increase. We find this stock attractive, particularly its 7.5% yield.

WELLS FARGO & Co. has shown good predictable growth for a long time and yet seems to be priced cheaper than other bank-holding companies. We believe this is so primarily because Wells Fargo isn't an acquisition candidate and because it is underleveraged to an improving economy. At 13.5 times earnings and with a 3.5% dividend yield, it represents real value as it appears able to grow earnings 10% or so by organically increasing loans and deposits by around 15%. We will hold this investment as a replacement for more cyclical banks.

XL CAPITAL sells worldwide, through brokers, insurance, and reinsurance from its headquarters in Bermuda. The company has a comfortable level of insurance reserves and has no exposure to asbestos. It sells at a P/E ratio of less than 10 times peak earnings and has an above-market dividend yield; we feel earnings could advance as much as 40% in 2004.

CLOSED POSITIONS
CRESCENT REAL ESTATE, a REIT, was sold so that the proceeds could be redeployed into Equity Office Properties Trust, a REIT that we feel has more upside potential since it is involved only in office buildings, not resorts, offices, cold storage, and land development.

FLEETBOSTON FINANCIAL is being acquired by Bank of America.

JOHN HANCOCK FINANCIAL SERVICES is being acquired by Manulife Financial Corp. of Canada.

MIRANT was sold when it declared bankruptcy. This was an unusual situation: The company tried to get bondholders to extend maturities, but since all of the bonds were unsecured, some bondholders elected to reject the proposal and take their chances in a reorganization. At the time of the bankruptcy filing, Mirant was not in violation of loan covenants.

NEWELL RUBBERMAID is a company that we just gave up on. It seems cheap on a P/E ratio basis, but we fear that significant divestitures in 2004 and 2005 could make it difficult to follow through on even reduced earnings expectations. If we are right, that would cast suspicion on the generous dividend.

SEARS ROEBUCK,  after selling its significant credit card business,  worried us:
If the repositioning of the retail business didn't go exactly as planned, earnings could be very disappointing. The competition is getting stronger, and we lost faith even though the stock seems cheap.

James P. Barrow, PORTFOLIO MANAGER

BARROW, HANLEY, MEWHINNY & STRAUSS, INC.
JANUARY 16, 2004

PORTFOLIO PROFILE                                    DIVERSIFIED VALUE PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       COMPARATIVE         BROAD
                                    PORTFOLIO               INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                           48                  338         5,216
Median Market Cap                      $18.4B               $28.8B        $29.3B
Price/Earnings Ratio                    19.0x                18.7x         25.6x
Price/Book Ratio                         2.3x                 2.2x          3.1x
Yield                                    2.3%                 2.0%          1.5%
Return on Equity                        17.8%                16.4%         15.9%
Earnings Growth Rate                     9.2%                 5.3%          5.3%
Foreign Holdings                         5.2%                 2.6%          0.8%
Turnover Rate                             24%                   --            --
Expense Ratio                           0.48%                   --            --
Short-Term Reserves                        5%                   --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                           COMPARATIVE                                     BROAD
                             PORTFOLIO     INDEX*         PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                         0.79       1.00              0.65         1.00
Beta                              0.77       1.00              0.72         1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                       COMPARATIVE         BROAD
                                    PORTFOLIO               INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                       0%                   3%           3%
Consumer Discretionary                     12                   14           15
Consumer Staples                           12                    2            7
Financial Services                         25                   37           23
Health Care                                10                    3           13
Integrated Oils                             9                    9            3
Other Energy                                2                    2            2
Materials & Processing                      3                    4            4
Producer Durables                           5                    4            4
Technology                                  0                    6           15
Utilities                                  14                   13            6
Other                                       3                    3            5
--------------------------------------------------------------------------------
Short-Term Reserves                         5%                  --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Occidental Petroleum Corp. (oil)                                            3.2%
American Electric Power Co., Inc. (electric utilities)                      3.1
Carnival Corp. (consumer services)                                          3.1
Allstate Corp. (insurance)                                                  3.0
The Boeing Co. (aerospace and defense)                                      3.0
Cendant Corp. (commercial services)                                         3.0
Bank of America Corp. (banking)                                             2.9
Imperial Tobacco Group ADR (tobacco)                                        2.9
ConocoPhillips Co. (oil)                                                    2.9
Washington Mutual, Inc. (banking)                                           2.9
--------------------------------------------------------------------------------
Top Ten                                                                    30.0%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap      Large
Style           Value
--------------------------------------------------------------------------------
*S&P 500/Barra Value Index.
**Wilshire 5000 Index.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                  DIVERSIFIED VALUE PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE FEBRUARY 8, 1999-DECEMBER 31, 2003

                                                                         AVERAGE
                  DIVERSIFIED         WILSHIRE    S&P 500/BARRA        MULTI-CAP
              VALUE PORTFOLIO       5000 INDEX      VALUE INDEX     VALUE FUND**

2/8/1999                10000            10000            10000            10000
199903                  10240            10293            10192            10366
199906                  11170            11096            11293            11461
199909                   9310            10362            10251            10378
199912                   8692            12255            11170            11188
200003                   8712            12723            11196            11187
200006                   8874            12152            10715            11004
200009                   9978            12173            11660            11617
200012                  10954            10920            11850            12177
200103                  11172             9572            11076            11519
200106                  11814            10288            11564            12255
200109                  10520             8652             9690            10707
200112                  11037             9722            10462            11963
200203                  11658             9815            10601            12150
200206                  10878             8578             9472            11006
200209                   9044             7136             7534             8984
200212                   9466             7694             8280             9820
200303                   9087             7456             7824             9234
200306                  10885             8687             9298            10951
200309                  10852             9009             9535            11200
200312                  12412            10128            10913            12845
--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 2003
                                   -------------------------------   FINAL VALUE
                                   ONE              SINCE           OF A $10,000
                                  YEAR         INCEPTION*             INVESTMENT
--------------------------------------------------------------------------------
Diversified Value Portfolio      31.12%              4.51%               $12,412
Wilshire 5000 Index              31.64               0.26                 10,128
S&P 500/Barra Value Index        31.79               1.80                 10,913
Average Multi-Cap Value Fund**   30.80               5.25                 12,845
--------------------------------------------------------------------------------
*February 8, 1999.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 8, 1999-DECEMBER 31, 2003

                     DIVERSIFIED VALUE              S&P 500/
                             PORTFOLIO     BARRA VALUE INDEX

1999                             -13.1                 -11.7
2000                                26                   6.1
2001                               0.8                 -11.7
2002                             -14.2                 -20.9
2003                              31.1                  31.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABOUT YOUR PORTFOLIO'S EXPENSES
                                                     DIVERSIFIED VALUE PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE
We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                           COST OF $10,000         PORTFOLIO         PEER GROUP*
                   INVESTMENT IN PORTFOLIO     EXPENSE RATIO       EXPENSE RATIO
--------------------------------------------------------------------------------
Diversified Value Portfolio            $56             0.48%               1.45%
--------------------------------------------------------------------------------
*Average Multi-Cap Value Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios since the portfolio's inception in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2003
STATEMENT OF NET ASSETS

                                                                          MARKET
                                                                          VALUE*
DIVERSIFIED VALUE PORTFOLIO                             SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.2%)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (11.7%)
  Carnival Corp.                                       184,400             7,326
* Cendant Corp.                                        318,600             7,095
* Service Corp. International                          925,000             4,986
* Brinker International, Inc.                          133,200             4,417
  Waste Management, Inc.                                76,800             2,273
  Wendy's International, Inc.                           50,100             1,966
                                                                        --------
                                                                          28,063
                                                                        --------
CONSUMER STAPLES (11.6%)
  Imperial Tobacco Group ADR                           174,500             6,938
  ConAgra Foods, Inc.                                  259,000             6,835
  UST, Inc.                                            167,600             5,982
  Altria Group, Inc.                                   108,300             5,894
* Dean Foods Co.                                        65,500             2,153
                                                                        --------
                                                                          27,802
                                                                        --------
FINANCIAL SERVICES (25.2%)
  BANKS--NEW YORK CITY (2.0%)
  J.P. Morgan Chase & Co.                              130,950             4,810
  Banks--Outside New York City (9.3%)
  Bank of America Corp.                                 87,400             7,030
  Wells Fargo & Co.                                    112,200             6,607
  PNC Financial Services Group                         107,400             5,878
  National City Corp.                                   83,400             2,831
  DIVERSIFIED FINANCIAL SERVICES (2.5%)
  Citigroup, Inc.                                      122,300             5,936
  FINANCE--SMALL LOAN (0.7%)
  SLM Corp.                                             42,000             1,582
  FINANCIAL--MISCELLANEOUS (1.1%)
  MGIC Investment Corp.                                 45,100             2,568
  INSURANCE--MULTILINE (3.0%)
  Allstate Corp.                                       167,800             7,219
  INSURANCE--PROPERTY-CASUALTY (2.0%)
  XL Capital Ltd. Class A                               62,900             4,878
  REAL ESTATE INVESTMENT TRUST (1.7%)
  Equity Office Properties Trust REIT                  142,100             4,071
  SAVINGS & Loan (2.9%)
  Washington Mutual, Inc.                              172,050             6,903
                                                                        --------
                                                                          60,313
                                                                        --------
HEALTH CARE (9.9%)
  Bristol-Myers Squibb Co.                             227,900             6,518
  Schering-Plough Corp.                                357,400             6,215
  Baxter International, Inc.                           197,800             6,037
* Tenet Healthcare Corp.                               304,800             4,892
                                                                        --------
                                                                          23,662
                                                                        --------
INTEGRATED OILS (9.3%)
  Occidental Petroleum Corp.                           183,400             7,747
  ConocoPhillips Co.                                   105,672             6,929
  BP PLC ADR                                           109,312             5,394
  ChevronTexaco Corp.                                   25,900             2,237
                                                                        --------
                                                                          22,307
                                                                        --------
OTHER ENERGY (1.9%)
* Transocean Inc.                                      113,520             2,726
* Reliant Resources, Inc.                              253,415             1,865
                                                                        --------
                                                                           4,591
                                                                        --------
MATERIALS & PROCESSING (2.9%)
  Lyondell Chemical Co.                                256,200             4,342
  Millennium Chemicals, Inc.                           110,000             1,395
  Crompton Corp.                                       155,684             1,116
                                                                        --------
                                                                           6,853
                                                                        --------
PRODUCER DURABLES (4.9%)
  The Boeing Co.                                       171,300             7,219
  Emerson Electric Co.                                  67,500             4,371
                                                                        --------
                                                                          11,590
                                                                        --------
UTILITIES (13.9%)
 American Electric Power Co., Inc.                     240,240             7,330
 Duke Energy Corp.                                     315,000             6,442
 Public Service Enterprise Group, Inc.                 140,000             6,132
 Entergy Corp.                                          84,600             4,833
 Verizon Communications                                 93,760             3,289
 CenterPoint Energy Inc.                               232,000             2,248
 Southern Co.                                           55,100             1,667
 Northeast Utilities                                    61,000             1,230
                                                                        --------
                                                                          33,171
                                                                        --------
OTHER (3.9%)
 Tyco International Ltd.                               207,100             5,488
 ITT Industries, Inc.                                   49,600             3,681
                                                                        --------
                                                                           9,169
                                                                        --------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $205,059)                                      227,521
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUE*
DIVERSIFIED VALUE PORTFOLIO                              (000)             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  0.98%, 1/2/2004
  (Cost $11,114)                                       $11,114          $11,114
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (Cost $216,173)                                                       238,635
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                        800
Liabilities                                                                (430)
                                                                        --------
                                                                            370
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 20,849,532 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $239,005
================================================================================
NET ASSET VALUE PER SHARE                                                 $11.46
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR-American Depositary Receipt.
REIT-Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                        AMOUNT               PER
                                                         (000)             SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                       $228,290           $10.95
Undistributed Net Investment Income                      4,430              .21
Accumulated Net Realized Losses                        (16,177)            (.78)
Unrealized Appreciation                                 22,462             1.08
--------------------------------------------------------------------------------
NET ASSETS                                            $239,005           $11.46
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                     DIVERSIFIED VALUE PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 5,472
  Interest                                                                   83
  Security Lending                                                            1
--------------------------------------------------------------------------------
  Total Income                                                            5,556
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               219
    Performance Adjustment                                                   54
  The Vanguard Group--Note C
    Management and Administrative                                           538
    Marketing and Distribution                                               24
  Custodian Fees                                                              5
  Auditing Fees                                                              13
  Shareholders' Reports                                                      17
--------------------------------------------------------------------------------
Total Expenses                                                              870
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     4,686
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON
 INVESTMENT SECURITIES SOLD                                              (4,860)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENT SECURITIES                                 51,488
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                              $51,314
================================================================================


STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                     DIVERSIFIED VALUE PORTFOLIO
                                                     ---------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                     ---------------------------
                                                          2003              2002
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                $ 4,686          $ 3,971
  Realized Net Gain (Loss)                              (4,860)         (10,083)
  Change in Unrealized Appreciation
    (Depreciation)                                      51,488          (22,092)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                          51,314          (28,204)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (4,056)          (3,385)
  Realized Capital Gain                                     --                --
--------------------------------------------------------------------------------
    Total Distributions                                 (4,056)          (3,385)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                65,200           51,592
  Issued in Lieu of Cash Distributions                   4,056            3,385
  Redeemed                                             (29,133)         (45,823)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                        40,123             9,154
--------------------------------------------------------------------------------
Total Increase (Decrease)                               87,381          (22,435)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  151,624           174,059
--------------------------------------------------------------------------------
  End of Period                                       $239,005          $151,624
================================================================================

1Shares Issued (Redeemed)
  Issued                                                 6,552            5,092
  Issued in Lieu of Cash Distributions                     464              306
  Redeemed                                              (3,056)          (4,838)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding        3,960              560
================================================================================

FINANCIAL HIGHLIGHTS

DIVERSIFIED VALUE PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,                 YEAR ENDED SEPTEMBER 30,  FEB. 8** TO
                                                     -----------------------      OCT. 1 TO  ------------------------     SEP. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003     2002     DEC. 31, 2001*       2001     2000               1999
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $8.98   $10.66             $10.16     $ 9.85    $9.31              $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                    .25+      .23                .06        .16      .21                 .11
  Net Realized and Unrealized Gain (Loss) on Investments   2.47   (1.71)                .44        .36      .45               (.80)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       2.72   (1.48)                .50        .52      .66               (.69)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.24)    (.20)                 --      (.21)    (.12)                  --
  Distributions from Realized Capital Gains                  --       --                 --         --       --                  --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.24)    (.20)                 --      (.21)    (.12)                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $11.46   $ 8.98             $10.66     $10.16    $9.85              $ 9.31
===================================================================================================================================
Total Return                                             31.12%  -14.24%              4.92%      5.42%    7.18%              -6.90%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $239     $152               $174       $163      $47                 $42
  Ratio of Total Expenses to Average Net Assets+          0.48%    0.50%            0.48%++      0.45%    0.45%             0.37%++
  Ratio of Net Investment Income to Average Net Assets    2.60%    2.33%            2.03%++      2.19%    2.67%             2.38%++
  Portfolio Turnover Rate                                   24%      27%                 4%        29%      42%                 18%
===================================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Inception.
+Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, 0.01%, 0.00%, (0.02)% and 0.00%.
++Annualized.
+Calculated based on average shares outstanding.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio's performance for the preceding three years relative to the Standard & Poor's 500/Barra Value Index. For the year ended December 31, 2003, the invest-


VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO
ment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets before an increase of $54,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $34,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio's net assets and 0.03% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2003, the portfolio had $4,742,000 of ordinary income available for distribution. The portfolio had available realized losses of $16,177,000 to offset future net capital gains of $1,235,000 through December 31, 2008, $10,082,000 through December 31, 2010, $4,332,000 through December 31,
2011, and $528,000 through December 31, 2012.

At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $22,462,000, consisting of unrealized gains of $32,452,000 on securities that had risen in value since their purchase and $9,990,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2003, the portfolio purchased $75,688,000 of investment securities and sold $42,434,000 of investment securities, other than temporary cash investments.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

February 6, 2004






VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

VANGUARD(R)TOTAL STOCK MARKET INDEX PORTFOLIO

From its inception on January 8 through December 31, 2003, the Total Stock Market Index Portfolio gained 28.1%. This result was in line with the performance of its target benchmark (indeed, the portfolio ended 0.4 percentage point higher) and superior to the 25.8% return of its average peer.

The portfolio is a "fund of funds," investing roughly 45% of its assets in Vanguard(R) Total Stock Market Index Fund (which seeks to track the investment results of the broad-based Wilshire 5000 Total Market Index); 43% in Vanguard Variable Insurance Fund's Equity Index Portfolio (which seeks to track the performance of the large-capitalization Standard & Poor's 500 Index); and 12% in Vanguard(R) Extended Market Index Fund (which seeks to track the performance of the Wilshire 4500 Completion Index, made up primarily of mid- and small-cap stocks) as of December 31. The combination is expected to produce results that track those of the Wilshire 5000 Index, but with minor variations resulting from the slightly different composition of the Equity Index Portfolio and the largest stocks in the Wilshire 5000 Index.

The table below shows the returns for the portfolio and its comparative measures for the period from January 8 through December 31, 2003. Please note that the portfolio returns in Vanguard(R) Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

----------------------------------------------------------------------
TOTAL RETURNS                                              FINAL VALUE
                                   JANUARY 8* TO          OF A $10,000
                               DECEMBER 31, 2003    INITIAL INVESTMENT
----------------------------------------------------------------------
TOTAL STOCK MARKET INDEX PORTFOLIO         28.1%               $12,805
Wilshire 5000 Index                        27.7                 12,774
Average Multi-Cap Core Fund**              25.8                 12,577
----------------------------------------------------------------------
*Portfolio inception.
**Derived from data provided by Lipper Inc.


STOCKS OF ALL SIZES ENJOYED A STRONG RESURGENCE

Across the market-capitalization spectrum, stocks generally reversed the broad-based market decline that had begun in March 2000 and lasted through May 2003. The stock market's gains filtered into all industry sectors as signs of an improving economy drew investors back to equities.

The portfolio's return of 28.1%, excellent on its own terms, was also 2.3 percentage points above the average return of its mutual fund peer group. A major contribution came from the portfolio's technology holdings, which turned in fine performances during the year. Tech stocks, many of which had sustained heavy losses in the bear market, rebounded strongly in an environment of increasing investor optimism and expectations for renewed business spending.

Consumer discretionary stocks (which include many retailers, restaurants, and entertainment companies) and financial services stocks also turned in strong double-digit gains, particularly among small- and mid-sized businesses. Both sectors stand to benefit from the anticipated economic expansion.

A SIMPLE STRATEGY FOR YOUR LONG-TERM INVESTMENT PROGRAM

The stock market's resurgence has made for a much more upbeat report than we've been able to provide for several years--but it has in no way altered the advice we offered to shareholders in all our funds both before and during the long downturn. In any market environment, the keys to successful long-term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive--come what may. The Total Stock Market Index Portfolio can have a valuable role as one part of a well-planned, balanced portfolio.

Thank you for investing your assets with Vanguard.

PORTFOLIO PROFILE                             TOTAL STOCK MARKET INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

------------------------------------------------
PORTFOLIO CHARACTERISTICS
Yield                                       1.4%
Expense Ratio                                 0%
Average Weighted Expense Ratio*            0.20%
------------------------------------------------
*For underlying funds, annualized.

---------------------------------------------------------------
ALLOCATION TO UNDERLYING FUNDS
Vanguard Total Stock Market Index Fund                    45.0%
Vanguard Variable Insurance Fund--Equity Index Portfolio  42.8
Vanguard Extended Market Index Fund                       12.2
---------------------------------------------------------------
Total                                                    100.0%
---------------------------------------------------------------

-----------------------
INVESTMENT FOCUS

MARKET CAP     LARGE
STYLE          BLEND
-----------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                           TOTAL STOCK MARKET INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.
--------------------------------------------------------------------------------



---------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 8, 2003-DECEMBER 31, 2003

[MOUNTAIN CHART]


---------------------------------------------------------
                         VVIF TOTAL               AVERAGE
                       STOCK MARKET   WILSHIRE  MULTI-CAP
    MONTH       YEAR         INDEX  5000 INDEX  CORE FUND
---------------------------------------------------------
January 1       2003          10000      10000      10000
March           2003           9400       9404       9370
June            2003          10975      10956      10848
September       2003          11390      11363      11277
December        2003          12805      12774      12577
---------------------------------------------------------



-------------------------------------------------------------------------
                                   TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2003
                        --------------------------------      FINAL VALUE
                                       SINCE                 OF A $10,000
                                  INCEPTION*                   INVESTMENT
-------------------------------------------------------------------------
Total Stock Market Index Portfolio    28.05%                      $12,805
Wilshire 5000 Index                   27.74                        12,774
Average Multi-Cap Core Fund**         25.77                        12,577
-------------------------------------------------------------------------
*January 8, 2003.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

--------------------------------------
FISCAL-YEAR TOTAL RETURNS (%)
JANUARY 8, 2003-DECEMBER 31, 2003

[BAR CHART]
--------------------------------------
FISCAL  TOTAL STOCK MARKET    WILSHIRE
YEAR       INDEX PORTFOLIO  5000 INDEX
--------------------------------------
2003                  28.1        27.7
--------------------------------------

--------------------------------------------------------------------------------
ABOUT YOUR PORTFOLIO'S EXPENSES               TOTAL STOCK MARKET INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would have incurred since the portfolio's inception if you invested $10,000, using the portfolio's actual return and operating expenses for the fiscal period ended December 31, 2003. Note that the Total Stock Market Index Portfolio does not incur direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the portfolio's average weighted expense ratio. The cost in dollars is calculated by applying the average weighted expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

-------------------------------------------------------------------------------------------------
                                  COST OF $10,000     PORTFOLIO   AVERAGE WEIGHTED    PEER GROUP*
                          INVESTMENT IN PORTFOLIO EXPENSE RATIO      EXPENSE RATIO  EXPENSE RATIO
-------------------------------------------------------------------------------------------------
TOTAL STOCK MARKET INDEX PORTFOLIO+           $23         0.00%              0.20%          1.38%
-------------------------------------------------------------------------------------------------

*For underlying funds, annualized.
**Average Multi-Cap Core Fund.
+Since inception: January 8, 2003.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2003
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE+
TOTAL STOCK MARKET INDEX PORTFOLIO                        SHARES           (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.7%)
--------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund
  Investor Shares                                      2,590,614          67,330
Vanguard Variable Insurance Fund
  Equity Index Portfolio                               2,407,355          63,964
Vanguard Extended Market Index Fund
  Investor Shares                                        687,068          18,317
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (Cost $131,003)                                                        149,611
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  0.98%, 1/2/2004
  (COST $101)                                               $101             101
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (COST $131,104)                                                        149,712
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------------------
Other Assets                                                                 908
Liabilities                                                                (613)
                                                                     -----------
                                                                             295
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 5,857,645 outstanding $.001
  par value shares of beneficial interest
 (unlimited authorization)                                              $150,007
================================================================================
NET ASSET VALUE PER SHARE                                                 $25.61
================================================================================
*See Note A in NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                         $130,068          $22.21
Undistributed Net Investment Income                          669             .11
Accumulated Net Realized Gains                               662             .11
Unrealized Appreciation                                   18,608            3.18
--------------------------------------------------------------------------------
NET ASSETS                                              $150,007          $25.61
================================================================================
See Note C in NOTES TO FINANCIAL STATEMENTS for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
---------------------------------------------------------------
                             TOTAL STOCK MARKET INDEX PORTFOLIO
                                JANUARY 8* TO DECEMBER 31, 2003
                                                          (000)
---------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Income Distributions Received                           $ 667
  Interest                                                    2
---------------------------------------------------------------
NET INVESTMENT INCOME--Note B                               669
---------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Capital Gain Distributions Received                         8
  Investment Securities Sold                                654
---------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                    662
---------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                               18,608
---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             $19,939
===============================================================
*Inception


---------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------
                             TOTAL STOCK MARKET INDEX PORTFOLIO
                                JANUARY 8* TO DECEMBER 31, 2003
                                                          (000)
---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                   $ 669
  Realized Net Gain (Loss)                                  662
  Change in Unrealized Appreciation (Depreciation)       18,608
---------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                          19,939
---------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                      --
  Realized Capital Gain                                      --
---------------------------------------------------------------
    Total Distributions                                      --
---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                134,236
  Issued in Lieu of Cash Distributions                       --
  Redeemed                                               (4,168)
---------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                        130,068
---------------------------------------------------------------
  Total Increase (Decrease)                             150,007
---------------------------------------------------------------
NET ASSETS
  Beginning of Period                                        --
---------------------------------------------------------------
  End of Period                                        $150,007
===============================================================
(1)Shares Issued (Redeemed)
  Issued                                                  6,038
  Issued in Lieu of Cash Distributions                       --
  Redeemed                                                 (180)
---------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding             5,858
===============================================================
*Inception.

FINANCIAL HIGHLIGHTS

TOTAL STOCK MARKET INDEX PORTFOLIO
--------------------------------------------------------------------------------
                                                                   JANUARY 8* TO
                                                                    DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                               2003
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $20.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .23++
  Net Realized and Unrealized Gain (Loss) on Investments                    5.38
--------------------------------------------------------------------------------
    Total from Investment Operations                                        5.61
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        --
  Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
    Total Distributions                                                       --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $25.61
================================================================================
TOTAL RETURN                                                              28.05%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                      $150
  Ratio of Total Expenses to Average Net Assets--Note B                    0%**+
  Ratio of Net Investment Income to Average Net Assets                   1.04%**
  Portfolio Turnover Rate                                                     7%
================================================================================
*Inception.
**Annualized.
+The average weighted expense ratio of the underlying funds was 0.20%, annualized.
++Calculated based on average shares outstanding.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio commenced operations on January 8, 2003. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. VALUATION: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The portfolio intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

5. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the portfolio. The special service agreement provides that the portfolio's expenses may be reduced or eliminated by the savings realized by other Vanguard funds by virtue of the operation of the portfolio. Accordingly, all expenses incurred by the portfolio during the period ended December 31, 2003, were reimbursed by Vanguard. The portfolio's trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2003, the portfolio had $1,323,000 of ordinary income and $8,000 of long-term capital gains available for distribution.

At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $18,608,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D.  During  the  period  ended  December  31,  2003,  the  portfolio   purchased
$134,455,000  of  investment   securities  and  sold  $4,106,000  of  investment
securities other than temporary cash investments.


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period January 8, 2003 (commencement of operations) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2004

VANGUARD(R)EQUITY INDEX PORTFOLIO

During 2003, the Equity Index Portfolio gained 28.5%, outperforming the average return of its peer funds and meeting its objective of closely tracking the return of the Standard & Poor's 500 Index.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns for the last ten years. Note that the portfolio returns in Vanguard Variable Insurance Fund are higher than those in the Vanguard(R) Variable
Annuity (and other plans that invest in the fund), which include insurance-related expenses.


--------------------------------------------------------------------------------
TOTAL RETURNS                                               TEN YEARS ENDED
                                                           DECEMBER 31, 2003
                                                   -----------------------------
                                                      AVERAGE        FINAL VALUE
                                         YEAR ENDED    ANNUAL       OF A $10,000
                                  DECEMBER 31, 2003    RETURN INITIAL INVESTMENT
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO                        28.5%     11.0%            $28,359
S&P 500 Index                                 28.7      11.1              28,563
Average Large-Cap Core Fund*                  25.6       8.9              23,353
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

LARGE STOCKS RALLIED TO THEIR BEST PERFORMANCE IN SEVERAL YEARS

The large-capitalization stocks that dominate the S&P 500 Index turned in a very strong performance in 2003, powered by a resurgence of investor optimism that began in the second quarter and continued through the end of the year. This renewed confidence marked a welcome end to the three-year bear market.

The Equity Index Portfolio's 28.5% gain for the year was due in large part to a 15.4% jump in the second quarter alone. As investors rushed back into the stock market, a popular destination seemed to be the large-cap stocks that comprise the S&P 500 Index. All corners of the market gained ground over the course of the year, and all 12 industry sectors that make up the S&P 500 posted double-digit returns.

The best returns came from the technology sector. After three years of poor performance, tech stocks thrived once again as investors and businesses alike anticipated renewed capital spending to improve productivity. Consumer discretionary stocks--such as restaurants, retailers, and entertainment purveyors--also experienced solid growth, as investors saw more and more signs of economic expansion.

OVER THE LONG RUN, THE PORTFOLIO HAS DEMONSTRATED THE BENEFITS OF INDEXING

The Equity Index Portfolio's annualized return of 11.0% over the last ten years is very close to the 11.1% result for the S&P 500, which as an unmanaged index does not incur operating or transaction costs. This excellent tracking record is a testament to the skills of the portfolio managers in our Quantitative Equity Group and to the portfolio's low costs.

Your portfolio also has an excellent long-term record in relation to comparable funds, outpacing its average peer by 2.1 percentage points. The final balance of a hypothetical investment of $10,000 in the portfolio ten years ago would have been about $5,000 more than the same investment in the average competitor.

A SIMPLE STRATEGY FOR YOUR LONG-TERM INVESTMENT PROGRAM

The stock market's resurgence has made for a much more upbeat report than we've been able to provide for several years--but it has in no way altered the advice we offered to shareholders both before and during the long downturn. In any market environment, the keys to successful long-term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive--come what may. The Equity Index Portfolio can be an integral part of such a plan.

Thank you for investing your assets with Vanguard.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                         EQUITY INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                             TARGET        BROAD
                                              PORTFOLIO      INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                    502         500        5,216
Median Market Cap                                $52.3B      $52.3B       $29.3B
Price/Earnings Ratio                              22.6x       22.6x        25.6x
Price/Book Ratio                                   3.2x        3.2x         3.1x
Yield                                              1.5%        1.6%         1.5%
Return on Equity                                  21.4%       21.4%        15.9%
Earnings Growth Rate                               7.7%        7.7%         5.3%
Foreign Holdings                                   0.0%        0.0%         0.8%
Turnover Rate                                        6%          --           --
Expense Ratio                                     0.18%          --           --
Short-Term Reserves                                  0%          --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                           TARGET                          BROAD
                           PORTFOLIO       INDEX*         PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                       1.00         1.00              0.99         1.00
Beta                            1.01         1.00              0.99         1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                             TARGET        BROAD
                                              PORTFOLIO      INDEX*      INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                                3%          3%           3%
Consumer Discretionary                              14          14           15
Consumer Staples                                     8           8            7
Financial Services                                  22          22           23
Health Care                                         13          13           13
Integrated Oils                                      4           4            3
Other Energy                                         2           2            2
Materials & Processing                               4           4            4
Producer Durables                                    4           4            4
Technology                                          16          16           15
Utilities                                            7           7            6
Other                                                3           3            5
--------------------------------------------------------------------------------


-------------------------------------------------------
TEN LARGEST HOLDINGS (% OF NET ASSETS)
General Electric Co.                               3.0%
  (conglomerate)
Microsoft Corp.                                    2.9
  (software)
ExxonMobil Corp.                                   2.6
  (oil)
Pfizer Inc.                                        2.6
  (pharmaceuticals)
Citigroup, Inc.                                    2.4
  (banking)
Wal-Mart Stores, Inc.                              2.2
  (retail)
Intel Corp.                                        2.0
  (electronics)
American International Group, Inc.                 1.7
  (insurance)
Cisco Systems, Inc.                                1.6
  (computer hardware)
International Business Machines Corp.              1.5
  (computer hardware)
-------------------------------------------------------
Top Ten                                           22.5%
-------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

----------------------
Investment Focus

MARKET CAP       Large
STYLE            Blend
----------------------


*S&P 500 Index.
**Wilshire 5000 Index.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                       EQUITY INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------
CUMULATIVE PERFORMANCE DECEMBER 31, 1993-DECEMBER 31, 2003

[MOUNTAIN CHART}
-----------------------------------------------------------------------------
                                                                      AVERAGE
                        VVIF-EQUITY      WILSHIRE       S&P 500     LARGE-CAP
     MONTH       YEAR         INDEX    5000 INDEX         INDEX     CORE FUND
-----------------------------------------------------------------------------
December         1993         10000         10000         10000         10000
March            1994          9612          9627          9621          9659
June             1994          9651          9552          9661          9567
September        1994         10122         10071         10134          9977
December         1994         10114          9994         10132          9861
March            1995         11101         10896         11119         10672
June             1995         12149         11913         12180         11584
September        1995         13109         13002         13148         12461
December         1995         13894         13636         13939         13050
March            1996         14637         14402         14688         13742
June             1996         15289         15037         15347         14255
September        1996         15756         15462         15821         14718
December         1996         17070         16528         17140         15728
March            1997         17515         16635         17599         15929
June             1997         20571         19445         20672         18490
September        1997         22107         21342         22220         19883
December         1997         22731         21700         22858         20174
March            1998         25896         24578         26047         22889
June             1998         26746         25057         26907         23482
September        1998         24090         22043         24231         20787
December         1998         29251         26785         29391         25300
March            1999         30706         27796         30855         26565
June             1999         32854         29965         33030         28277
September        1999         30797         27983         30968         26554
December         1999         35408         33095         35575         30955
March            2000         36197         34358         36391         32329
June             2000         35250         32817         35425         31493
September        2000         34935         32873         35081         31280
December         2000         32206         29490         32336         28182
March            2001         28378         25849         28503         25178
June             2001         30027         27782         30171         26573
September        2001         25611         23364         25742         22706
December         2001         28340         26254         28493         24304
March            2002         28408         26506         28571         24707
June             2002         24589         23164         24743         21509
September        2002         20364         19270         20469         18072
December         2002         22075         20777         22196         18595
March            2003         21368         20136         21497         18338
June             2003         24655         23459         24806         21091
September        2003         25296         24329         25462         21842
December         2003         28359         27351         28563         23353
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS
                     PERIODS ENDED DECEMBER 31, 2003
                     ---------------------------------------------   FINAL VALUE
                                   ONE          FIVE           TEN  OF A $10,000
                                  YEAR         YEARS         YEARS    INVESTMENT
--------------------------------------------------------------------------------
Equity Index Portfolio          28.47%        -0.62%        10.99%       $28,359
Wilshire 5000 Index             31.64          0.42         10.59         27,351
S&P 500 Index                   28.68         -0.57         11.07         28,563
Average Large-Cap Core Fund*    25.59         -1.59          8.85         23,353
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
Note: See FINANCIAL HIGHLIGHTS table for dividend and capital gains information.

-----------------------------------------
               EQUITY INDEX       S&P 500
FISCAL YEAR       PORTFOLIO         INDEX
-----------------------------------------
       1994             1.1           1.3
       1995            37.4          37.6
       1996            22.9            23
       1997            33.2          33.4
       1998            28.7          28.6
       1999              21            21
       2000              -9          -9.1
       2001             -12         -11.9
       2002           -22.1         -22.1
       2003            28.5          28.7
-----------------------------------------

--------------------------------------------------------------------------------
ABOUT YOUR PORTFOLIO'S EXPENSES                           EQUITY INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

-----------------------------------------------------------------------------
                                  COST OF $10,000     PORTFOLIO   PEER GROUP*
                          INVESTMENT IN PORTFOLIO EXPENSE RATIO EXPENSE RATIO
-----------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO                        $21         0.18%         1.41%
-----------------------------------------------------------------------------
*Average Large-Cap Core Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2003
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE+
EQUITY INDEX PORTFOLIO                                     SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                                  1,410,308         43,691
  Microsoft Corp.                                       1,518,674         41,824
  ExxonMobil Corp.                                        928,404         38,065
  Pfizer Inc.                                           1,071,906         37,870
  Citigroup, Inc.                                         724,568         35,171
  Wal-Mart Stores, Inc.                                   607,884         32,248
  Intel Corp.                                             917,412         29,541
  American International Group, Inc.                      366,236         24,274
* Cisco Systems, Inc.                                     969,632         23,552
  International Business Machines Corp.                   241,564         22,388
  Johnson & Johnson                                       416,865         21,535
  The Procter & Gamble Co.                                182,044         18,183
  The Coca-Cola Co.                                       344,262         17,471
  Bank of America Corp.                                   208,663         16,783
  Altria Group, Inc.                                      285,269         15,524
  Merck & Co., Inc.                                       312,456         14,436
  Wells Fargo & Co.                                       237,590         13,992
  Verizon Communications                                  387,840         13,605
  ChevronTexaco Corp.                                     150,072         12,965
* Dell Inc.                                               359,589         12,212
  SBC Communications Inc.                                 464,946         12,121
  United Parcel Service, Inc.                             157,900         11,771
* Time Warner, Inc.                                       635,033         11,424
  Home Depot, Inc.                                        319,535         11,340
  PepsiCo, Inc.                                           241,049         11,238
* Amgen, Inc.                                             181,172         11,196
  Eli Lilly & Co.                                         157,704         11,091
  Viacom Inc. Class B                                     243,584         10,810
  J.P. Morgan Chase & Co.                                 286,560         10,525
  Fannie Mae                                              136,396         10,238
  Abbott Laboratories                                     219,556         10,231
  Hewlett-Packard Co.                                     428,233          9,837
* Oracle Corp.                                            734,124          9,690
* Comcast Corp. Class A                                   288,694          9,489
  3M Co.                                                  110,218          9,372
  Morgan Stanley                                          152,118          8,803
  American Express Co.                                    180,626          8,712
  Wachovia Corp.                                          185,862          8,659
  Medtronic, Inc.                                         170,152          8,271
  U.S. Bancorp                                            270,856          8,066
  Wyeth                                                   187,000          7,938
  Bristol-Myers Squibb Co.                                272,300          7,788
  Merrill Lynch & Co., Inc.                               132,700          7,783
  Tyco International Ltd.                                 280,746          7,440
  BellSouth Corp.                                         259,508          7,344
  Bank One Corp.                                          156,968          7,156
  Texas Instruments, Inc.                                 243,068          7,141
  The Walt Disney Co.                                     287,230          6,701
  The Goldman Sachs Group, Inc.                            66,500          6,566
  FleetBoston Financial Corp.                             148,039          6,462
  E.I. du Pont de Nemours & Co.                           139,954          6,423
  ConocoPhillips Co.                                       95,583          6,267
  United Technologies Corp.                                66,027          6,257
  Lowe's Cos., Inc.                                       110,356          6,113
  QUALCOMM Inc.                                           112,300          6,056
  Anheuser-Busch Cos., Inc.                               114,440          6,029
* eBay Inc.                                                90,700          5,858
  Freddie Mac                                              97,656          5,695
  Dow Chemical Co.                                        129,213          5,371
* Applied Materials, Inc.                                 233,576          5,244
  Walgreen Co.                                            143,912          5,236
  Gillette Co.                                            142,056          5,218
  Washington Mutual, Inc.                                 126,284          5,067
  The Boeing Co.                                          118,093          4,976
  Target Corp.                                            127,932          4,913
  UnitedHealth Group Inc.                                  82,352          4,791
  Fifth Third Bancorp                                      79,828          4,718
  Alcoa Inc.                                              121,476          4,616
  Motorola, Inc.                                          326,953          4,600
  Schlumberger Ltd.                                        82,226          4,499
  MBNA Corp.                                              179,365          4,457
  McDonald's Corp.                                        178,186          4,424
* EMC Corp.                                               337,516          4,361
* Nextel Communications, Inc.                             154,400          4,333
  Allstate Corp.                                           98,816          4,251
* Boston Scientific Corp.                                 114,968          4,226
  First Data Corp.                                        102,328          4,205
  General Motors Corp.                                     78,724          4,204
  Kimberly-Clark Corp.                                     70,788          4,183
* Yahoo! Inc.                                              92,300          4,169
  Ford Motor Co.                                          257,115          4,114
  Caterpillar, Inc.                                        48,766          4,049
  Honeywell International Inc.                            121,067          4,047
  Clear Channel Communications, Inc.                       86,410          4,047
  Emerson Electric Co.                                     59,080          3,825
  Colgate-Palmolive Co.                                    75,436          3,776
  Cardinal Health, Inc.                                    60,768          3,717
  Illinois Tool Works, Inc.                                43,193          3,624
  The Bank of New York Co., Inc.                          108,596          3,597
  Metropolitan Life Insurance Co.                         106,700          3,593
  Schering-Plough Corp.                                   206,388          3,589
  Marsh & McLennan Cos., Inc.                              74,470          3,566
  Carnival Corp.                                           88,400          3,512
  Gannett Co., Inc.                                        37,992          3,387
  Sysco Corp.                                              90,860          3,383
  Automatic Data Processing, Inc.                          83,472          3,306
  Lockheed Martin Corp.                                    63,296          3,253
  Prudential Financial, Inc.                               75,900          3,170
* Forest Laboratories, Inc.                                51,300          3,170
* Cendant Corp.                                           142,284          3,169
  Southern Co.                                            102,825          3,111
* AT&T Wireless Services Inc.                             381,229          3,046
  Exelon Corp.                                             45,844          3,042
  HCA Inc.                                                 69,557          2,988
  BB&T Corp.                                               76,743          2,965
  Lehman Brothers Holdings, Inc.                           38,200          2,950
  Newmont Mining Corp. (Holding Co.)                       60,655          2,948
  The Gap, Inc.                                           125,779          2,919
  Dominion Resources, Inc.                                 45,642          2,913
  International Paper Co.                                  67,481          2,909
  National City Corp.                                      85,556          2,904
  FedEx Corp.                                              41,888          2,827
  SunTrust Banks, Inc.                                     39,518          2,826
  Guidant Corp.                                            43,600          2,625
  Baxter International, Inc.                               85,642          2,614
  Duke Energy Corp.                                       127,446          2,606
  AFLAC Inc.                                               72,000          2,605
  Progressive Corp. of Ohio                                30,400          2,541
  NIKE, Inc. Class B                                       36,880          2,525
  General Dynamics Corp.                                   27,760          2,509
  Union Pacific Corp.                                      35,898          2,494

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE+
EQUITY INDEX PORTFOLIO                                    SHARES           (000)
--------------------------------------------------------------------------------
  Northrop Grumman Corp.                                  25,697           2,457
  State Street Corp.                                      46,900           2,443
  Waste Management, Inc.                                  81,961           2,426
  Sara Lee Corp.                                         110,952           2,409
  Travelers Property Casualty Corp. Class B              141,049           2,394
* Costco Wholesale Corp.                                  64,282           2,390
* Zimmer Holdings, Inc.                                   33,900           2,387
  SLM Corp.                                               63,300           2,385
  Stryker Corp.                                           28,000           2,380
  General Mills, Inc.                                     52,434           2,375
  Best Buy Co., Inc.                                      45,400           2,372
  Analog Devices, Inc.                                    51,500           2,351
  The Hartford Financial Services Group Inc.              39,776           2,348
  Omnicom Group Inc.                                      26,600           2,323
  Maxim Integrated Products, Inc.                         46,109           2,296
  Occidental Petroleum Corp.                              54,069           2,284
  Tribune Co.                                             43,854           2,263
  Charles Schwab Corp.                                   190,900           2,260
  AT&T Corp.                                             110,931           2,252
  Avon Products, Inc.                                     33,188           2,240
* Veritas Software Corp.                                  60,057           2,232
  Computer Associates International, Inc.                 81,299           2,223
  Golden West Financial Corp.                             21,378           2,206
  Deere & Co.                                             33,738           2,195
  Kellogg Co.                                             57,258           2,180
* Kohl's Corp.                                            47,700           2,144
  PNC Financial Services Group                            39,057           2,138
  Sprint Corp.                                           126,926           2,084
* WellPoint Health Networks Inc. Class A                  21,400           2,076
* Sun Microsystems, Inc.                                 460,200           2,066
  ALLTEL Corp.                                            43,796           2,040
  Harley-Davidson, Inc.                                   42,500           2,020
  CVS Corp.                                               55,504           2,005
* Electronic Arts Inc.                                    41,800           1,997
  ConAgra Foods, Inc.                                     75,502           1,993
  Capital One Financial Corp.                             32,500           1,992
  Weyerhaeuser Co.                                        30,914           1,978
  Danaher Corp.                                           21,500           1,973
  Paychex, Inc.                                           53,025           1,973
  Countrywide Financial Corp.                             25,933           1,967
* Agilent Technologies, Inc.                              66,764           1,952
* Corning, Inc.                                          186,734           1,948
  Mellon Financial Corp.                                  60,520           1,943
* The Kroger Co.                                         104,604           1,936
* Staples, Inc.                                           69,500           1,897
  The McGraw-Hill Cos., Inc.                              26,968           1,886
  Devon Energy Corp.                                      32,624           1,868
* Xilinx, Inc.                                            48,100           1,863
  Linear Technology Corp.                                 44,000           1,851
  Apache Corp.                                            22,767           1,846
  Entergy Corp.                                           32,150           1,837
  Franklin Resources Corp.                                35,200           1,833
* Starbucks Corp.                                         55,100           1,822
  Anadarko Petroleum Corp.                                35,366           1,804
  H.J. Heinz Co.                                          49,511           1,804
  The Chubb Corp.                                         26,418           1,799
* Bed Bath & Beyond, Inc.                                 41,500           1,799
* Univision Communications Inc.                           45,200           1,794
  Southwest Airlines Co.                                 110,926           1,790
  Masco Corp.                                             65,158           1,786
  Wm. Wrigley Jr. Co.                                     31,658           1,780
  Raytheon Co.                                            58,637           1,761
  Praxair, Inc.                                           45,642           1,744
  International Game Technology                           48,800           1,742
  KeyCorp                                                 58,816           1,724
* Biogen Idec Inc.                                        46,150           1,697
  FPL Group, Inc.                                         25,896           1,694
  American Electric Power Co., Inc.                       55,435           1,691
  Air Products & Chemicals, Inc.                          32,006           1,691
* Apollo Group, Inc. Class A                              24,800           1,686
  Burlington Northern Santa Fe Corp.                      52,098           1,685
* Lucent Technologies, Inc.                              589,030           1,673
  Electronic Data Systems Corp.                           67,400           1,654
  Ingersoll-Rand Co.                                      24,300           1,649
  FirstEnergy Corp.                                       46,288           1,629
* PG&E Corp.                                              58,405           1,622
  Sears, Roebuck & Co.                                    35,607           1,620
  ACE Ltd.                                                39,100           1,620
  Equity Office Properties Trust REIT                     56,100           1,607
* KLA-Tencor Corp.                                        27,300           1,602
  Halliburton Co.                                         61,491           1,599
  TJX Cos., Inc.                                          70,688           1,559
  Progress Energy, Inc.                                   34,375           1,556
* Genzyme Corp.-General Division                          31,475           1,553
  Burlington Resources, Inc.                              27,911           1,546
  Campbell Soup Co.                                       57,574           1,543
* Xerox Corp.                                            111,194           1,534
  SouthTrust Corp.                                        46,700           1,528
  PPG Industries, Inc.                                    23,825           1,525
  John Hancock Financial Services, Inc.                   40,600           1,523
  Baker Hughes, Inc.                                      47,026           1,512
* Chiron Corp.                                            26,400           1,505
  Marriott International, Inc. Class A                    32,506           1,502
  The Principal Financial Group, Inc.                     45,300           1,498
* Symantec Corp.                                          43,200           1,497
  XL Capital Ltd. Class A                                 19,300           1,497
* St. Jude Medical, Inc.                                  24,176           1,483
  Johnson Controls, Inc.                                  12,736           1,479
* Intuit, Inc.                                            27,900           1,476
  Becton, Dickinson & Co.                                 35,620           1,465
  Fortune Brands, Inc.                                    20,439           1,461
* Anthem, Inc.                                            19,473           1,460
* Broadcom Corp.                                          42,665           1,454
  Public Service Enterprise Group, Inc.                   33,068           1,448
  Aetna Inc.                                              21,375           1,445
  Marathon Oil Corp.                                      43,519           1,440
  Northern Trust Corp.                                    31,008           1,439
  The Clorox Co.                                          29,626           1,439
* Lexmark International, Inc.                             18,100           1,423
* Yum! Brands, Inc.                                       41,260           1,419
  Allergan, Inc.                                          18,336           1,408
  Hershey Foods Corp.                                     18,290           1,408
  Coca-Cola Enterprises, Inc.                             64,100           1,402
  PACCAR, Inc.                                            16,449           1,400
  Comerica, Inc.                                          24,750           1,387
  H & R Block, Inc.                                       25,036           1,386
  Archer-Daniels-Midland Co.                              90,794           1,382
  Consolidated Edison Inc.                                31,655           1,361
* Safeway, Inc.                                           62,100           1,361
  Unocal Corp.                                            36,399           1,341
  Pitney Bowes, Inc.                                      32,954           1,339
  Rohm & Haas Co.                                         31,201           1,333
  McKesson Corp.                                          40,903           1,315
  Limited Brands, Inc.                                    72,784           1,312
  Biomet, Inc.                                            35,892           1,307
  Norfolk Southern Corp.                                  55,089           1,303
  Loews Corp.                                             26,100           1,291
* Medco Health Solutions, Inc.                            37,965           1,290
  Adobe Systems, Inc.                                     32,800           1,289
  St. Paul Cos., Inc.                                     32,196           1,277

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE+
EQUITY INDEX PORTFOLIO                                   SHARES            (000)
--------------------------------------------------------------------------------
  Moody's Corp.                                          20,934            1,268
  Simon Property Group, Inc. REIT                        26,900            1,247
  Synovus Financial Corp.                                42,450            1,228
  Marshall & Ilsley Corp.                                31,800            1,216
  Cintas Corp.                                           24,100            1,208
  AmSouth Bancorp                                        49,242            1,206
* PeopleSoft, Inc.                                       52,900            1,206
* Altera Corp.                                           53,100            1,205
  MBIA, Inc.                                             20,350            1,205
  Federated Department Stores, Inc.                      25,400            1,197
  May Department Stores Co.                              40,504            1,177
  Mattel, Inc.                                           60,542            1,167
* Computer Sciences Corp.                                26,364            1,166
  Albertson's, Inc.                                      51,456            1,165
* Micron Technology, Inc.                                86,194            1,161
  Regions Financial Corp.                                31,200            1,161
  Eaton Corp.                                            10,700            1,155
  Equity Residential REIT                                38,800            1,145
  Dover Corp.                                            28,460            1,131
  CIGNA Corp.                                            19,667            1,131
* SunGard Data Systems, Inc.                             40,500            1,122
  Bear Stearns Co., Inc.                                 13,807            1,104
  Georgia Pacific Group                                  35,699            1,095
  Textron, Inc.                                          19,120            1,091
  PPL Corp.                                              24,891            1,089
  TXU Corp.                                              45,774            1,086
* Apple Computer, Inc.                                   50,792            1,085
* Transocean Inc.                                        45,100            1,083
  CSX Corp.                                              30,108            1,082
  Charter One Financial, Inc.                            31,275            1,081
* Fiserv, Inc.                                           27,250            1,077
* Qwest Communications International Inc.               248,521            1,074
  Freeport-McMoRan Copper & Gold, Inc.
   Class B                                               25,400            1,070
* Quest Diagnostics, Inc.                                14,600            1,067
* AutoZone Inc.                                          12,500            1,065
  Monsanto Co.                                           36,937            1,063
  Aon Corp.                                              44,000            1,053
* Tenet Healthcare Corp.                                 65,245            1,047
  Ameren Corp.                                           22,755            1,047
  Ambac Financial Group, Inc.                            15,050            1,044
  Eastman Kodak Co.                                      40,306            1,035
* National Semiconductor Corp.                           26,154            1,031
* American Standard Cos., Inc.                           10,200            1,027
  Kinder Morgan, Inc.                                    17,300            1,022
  Starwood Hotels & Resorts Worldwide, Inc.              28,400            1,022
  J.C. Penney Co., Inc. (Holding Co.)                    38,556            1,013
  Lincoln National Corp.                                 24,974            1,008
* Edison International                                   45,894            1,006
  Jefferson-Pilot Corp.                                  19,785            1,002
* Network Appliance, Inc.                                48,600              998
  New York Times Co. Class A                             20,864              997
  Ecolab, Inc.                                           36,252              992
  Dollar General Corp.                                   47,250              992
  Parker Hannifin Corp.                                  16,642              990
* Concord EFS, Inc.                                      65,500              972
  Cinergy Corp.                                          24,973              969
* Siebel Systems, Inc.                                   69,500              964
  Sempra Energy                                          31,959              961
  ITT Industries, Inc.                                   12,888              956
  Xcel Energy, Inc.                                      56,153              953
* Phelps Dodge Corp.                                     12,459              948
  Cincinnati Financial Corp.                             22,500              942
  Centex Corp.                                            8,714              938
  Molex, Inc.                                            26,750              933
  DTE Energy Co.                                         23,686              933
  Rockwell Automation, Inc.                              26,109              929
  Tiffany & Co.                                          20,500              927
  Constellation Energy Group, Inc.                       23,551              922
* Sanmina-SCI Corp.                                      73,035              921
* Interpublic Group of Cos., Inc.                        58,562              914
  Hilton Hotels Corp.                                    53,157              911
* Novellus Systems, Inc.                                 21,500              904
  The Pepsi Bottling Group, Inc.                         37,000              895
  AmerisourceBergen Corp.                                15,800              887
* MedImmune Inc.                                         34,800              884
  Newell Rubbermaid, Inc.                                38,574              878
  Avery Dennison Corp.                                   15,610              874
  Knight Ridder                                          11,236              869
  Family Dollar Stores, Inc.                             24,200              868
  North Fork Bancorp, Inc.                               21,300              862
* Nabors Industries, Inc.                                20,700              859
* Comcast Corp. Special Class A                          27,389              857
  MeadWestvaco Corp.                                     28,297              842
  IMS Health, Inc.                                       33,659              837
  Union Planters Corp.                                   26,550              836
  T. Rowe Price Group Inc.                               17,500              830
  UST, Inc.                                              23,193              828
  KeySpan Corp.                                          22,400              824
* AES Corp.                                              87,281              824
  Pulte Homes, Inc.                                       8,744              819
* Sprint Corp. (PCS Group)                              145,412              817
  ProLogis REIT                                          25,400              815
  Health Management Associates Inc. Class A              33,900              814
  NiSource, Inc.                                         37,072              813
  Genuine Parts Co.                                      24,369              809
  Delphi Corp.                                           78,860              805
* BJ Services Co.                                        22,300              801
  Brown-Forman Corp. Class B                              8,546              799
* Jabil Circuit, Inc.                                    28,000              792
  MGIC Investment Corp.                                  13,900              791
  Plum Creek Timber Co. Inc. REIT                        25,900              789
  Zions Bancorp                                          12,700              779
  First Tennessee National Corp.                         17,600              776
  Harrah's Entertainment, Inc.                           15,557              774
  Cooper Industries, Inc. Class A                        13,184              764
  SAFECO Corp.                                           19,580              762
* Avaya Inc.                                             58,660              759
  EOG Resources, Inc.                                    16,300              753
  Rockwell Collins, Inc.                                 24,909              748
* JDS Uniphase Corp.                                    202,520              739
* Express Scripts Inc.                                   11,100              737
* Office Depot, Inc.                                     43,800              732
* Advanced Micro Devices, Inc.                           49,032              731
  Torchmark Corp.                                        15,894              724
  Huntington Bancshares Inc.                             32,151              723
  Williams Cos., Inc.                                    72,929              716
* AutoNation, Inc.                                       38,900              715
  Whirlpool Corp.                                         9,790              711
  Sherwin-Williams Co.                                   20,424              710
  RadioShack Corp.                                       23,088              708
* Watson Pharmaceuticals, Inc.                           15,300              704
  R.J. Reynolds Tobacco Holdings, Inc.                   12,000              698
  El Paso Corp.                                          85,170              698
* Solectron Corp.                                       117,100              692
* Unisys Corp.                                           46,405              689
* QLogic Corp.                                           13,300              686
  Vulcan Materials Co.                                   14,400              685
  American Power Conversion Corp.                        28,000              685
* Teradyne, Inc.                                         26,700              680

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE+
EQUITY INDEX PORTFOLIO                                   SHARES            (000)
--------------------------------------------------------------------------------
  Amerada Hess Corp.                                     12,678              674
* Noble Corp.                                            18,700              669
  Kerr-McGee Corp.                                       14,305              665
  Nordstrom, Inc.                                        19,286              662
  CenturyTel, Inc.                                       20,250              661
  VF Corp.                                               15,160              656
  UnumProvident Corp.                                    41,523              655
* Sealed Air Corp.                                       11,945              647
  Wendy's International, Inc.                            16,141              633
  Jones Apparel Group, Inc.                              17,800              627
  Nucor Corp.                                            11,069              620
* Mercury Interactive Corp.                              12,600              613
  Applera Corp.-Applied Biosystems Group                 29,232              605
  W.W. Grainger, Inc.                                    12,760              605
* BMC Software, Inc.                                     32,083              598
  C.R. Bard, Inc.                                         7,283              592
  McCormick & Co., Inc.                                  19,500              587
  Leggett & Platt, Inc.                                  27,000              584
  Scientific-Atlanta, Inc.                               21,390              584
* Thermo Electron Corp.                                  22,900              577
  Dow Jones & Co., Inc.                                  11,431              570
* Waters Corp.                                           17,100              567
* Allied Waste Industries, Inc.                          40,700              565
  Sigma-Aldrich Corp.                                     9,838              563
* Robert Half International, Inc.                        24,000              560
* Novell, Inc.                                           52,779              555
  Janus Capital Group Inc.                               33,800              555
  Sunoco, Inc.                                           10,805              553
  Symbol Technologies, Inc.                              32,450              548
  Liz Claiborne, Inc.                                    15,248              541
  SuperValu Inc.                                         18,876              540
  Black & Decker Corp.                                   10,912              538
* NVIDIA Corp.                                           22,800              530
  Engelhard Corp.                                        17,633              528
* Pactiv Corp.                                           22,061              527
  Hasbro, Inc.                                           24,600              523
* King Pharmaceuticals, Inc.                             33,933              518
  Alberto-Culver Co. Class B                              8,202              517
* Humana Inc.                                            22,600              516
* NCR Corp.                                              13,300              516
  Pinnacle West Capital Corp.                            12,800              512
  United States Steel Corp.                              14,578              511
* Tellabs, Inc.                                          59,392              501
* Citizens Communications Co.                            39,900              496
* PMC Sierra Inc.                                        24,400              492
  Goodrich Corp.                                         16,558              492
* Citrix Systems, Inc.                                   23,100              490
  Darden Restaurants Inc.                                23,050              485
* Comverse Technology, Inc.                              27,461              483
  R.R. Donnelley & Sons Co.                              15,927              480
  Temple-Inland Inc.                                      7,601              476
  KB HOME                                                 6,565              476
  Ball Corp.                                              7,992              476
  Equifax, Inc.                                          19,400              475
* Providian Financial Corp.                              40,824              475
  Pall Corp.                                             17,656              474
* LSI Logic Corp.                                        53,182              472
* Navistar International Corp.                            9,735              466
  International Flavors & Fragrances, Inc.               13,207              461
  Apartment Investment & Management Co.
    Class A REIT                                         13,300              459
  Fluor Corp.                                            11,542              458
  Federated Investors, Inc.                              15,400              452
* CIENA Corp.                                            67,362              447
  Sabre Holdings Corp.                                   20,303              438
  Eastman Chemical Co.                                   10,994              435
  The Stanley Works                                      11,370              431
  Manor Care, Inc.                                       12,426              430
  Ashland, Inc.                                           9,726              429
  CenterPoint Energy Inc.                                43,186              418
  Brunswick Corp.                                        12,902              411
  Boise Cascade Corp.                                    12,036              396
  Autodesk, Inc.                                         15,820              389
  TECO Energy, Inc.                                      26,500              382
  Bausch & Lomb, Inc.                                     7,316              380
  Dana Corp.                                             20,626              378
* Toys R Us, Inc.                                        29,718              376
  Tektronix, Inc.                                        11,704              370
  Bemis Co., Inc.                                         7,377              369
* Monster Worldwide Inc.                                 16,100              354
* Convergys Corp.                                        20,100              351
  Meredith Corp.                                          6,922              338
* ADC Telecommunications, Inc.                          113,600              337
  Reebok International Ltd.                               8,386              330
* Compuware Corp.                                        54,200              327
  Ryder System, Inc.                                      9,115              311
* Rowan Cos., Inc.                                       13,331              309
  Maytag Corp.                                           10,878              303
  PerkinElmer, Inc.                                      17,586              300
  Circuit City Stores, Inc.                              29,224              296
  Deluxe Corp.                                            7,149              295
  Cummins Inc.                                            5,999              294
* Millipore Corp.                                         6,765              291
  Adolph Coors Co. Class B                                5,105              286
* Calpine Corp.                                          57,908              279
* Louisiana-Pacific Corp.                                14,982              268
  Snap-On Inc.                                            8,178              264
  Crane Co.                                               8,398              258
* Applied Micro Circuits Corp.                           42,000              251
* Andrew Corp.                                           21,224              244
* Big Lots Inc.                                          16,228              231
* Allegheny Energy, Inc.                                 17,959              229
* Dynegy, Inc.                                           51,600              221
  Cooper Tire & Rubber Co.                               10,248              219
  Peoples Energy Corp.                                    5,185              218
  Worthington Industries, Inc.                           12,086              218
  NICOR Inc.                                              6,089              207
* Gateway, Inc.                                          44,700              206
  Delta Air Lines, Inc.                                  17,042              201
* American Greetings Corp. Class A                        9,178              201
  Winn-Dixie Stores, Inc.                                20,026              199
  Great Lakes Chemical Corp.                              7,125              194
  Visteon Corp.                                          18,498              193
* CMS Energy Corp.                                       22,600              193
  Dillard's Inc.                                         11,606              191
* The Goodyear Tire & Rubber Co.                         24,149              190
* Hercules, Inc.                                         15,278              186
  Thomas & Betts Corp.                                    8,102              185
  Allegheny Technologies Inc.                            11,266              149
* Parametric Technology Corp.                            36,700              145
  Tupperware Corp.                                        8,129              141
* Power-One, Inc.                                        11,600              126
  Viacom Inc. Class A                                     2,112               93
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $1,184,678)                                                    1,444,705
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE+
EQUITY INDEX PORTFOLIO                                    SHARES           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS                                (0.1%)             (1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.05%, 1/20/2004                                                    $500 500
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  0.99%, 1/2/2004--Note E                                    200             200
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $700)                                                                700
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (Cost $1,185,378)                                                    1,445,405
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                      11,765
Liabilities--Note E                                                      (7,390)
                                                                     -----------
                                                                           4,375
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 54,559,032 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $1,449,780
================================================================================
NET ASSET VALUE PER SHARE                                                 $26.57
================================================================================
+See Note A in NOTES TO FINANCIAL STATEMENTS.
*Non-income-producing security.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 99.8% and -0.1%, respectively, of net assets. See Note C in NOTES TO FINANCIAL STATEMENTS.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                      $1,133,872           $20.78
Undistributed Net Investment Income                      17,509              .32
Accumulated Net Realized Gains                           38,308              .70
Unrealized Appreciation
  Investment Securities                                 260,027             4.77
  Futures Contracts                                          64               --
--------------------------------------------------------------------------------
NET ASSETS                                           $1,449,780           $26.57
================================================================================
See Note C in NOTES TO FINANCIAL STATEMENTS for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
---------------------------------------------------------------
                                         EQUITY INDEX PORTFOLIO
                                   YEAR ENDED DECEMBER 31, 2003
                                                          (000)
---------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                            $ 21,128
  Interest                                                   52
  Security Lending                                            7
---------------------------------------------------------------
    Total Income                                         21,187
---------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                             53
    Management and Administrative                         1,792
    Marketing and Distribution                              142
  Custodian Fees                                             50
  Auditing Fees                                              15
  Shareholders' Reports                                      58
  Trustees' Fees and Expenses                                 1
---------------------------------------------------------------
    Total Expenses                                        2,111
---------------------------------------------------------------
NET INVESTMENT INCOME                                    19,076
---------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                             37,718
  Futures Contracts                                         713
---------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                 38,431
---------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                 252,096
  Futures Contracts                                         195
---------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)        252,291
---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            $309,798
===============================================================



--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------
                                         EQUITY INDEX PORTFOLIO
                                        YEAR ENDED DECEMBER 31,
                                        -----------------------
                                              2003         2002
                                             (000)        (000)
---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                   $ 19,076     $ 15,554
  Realized Net Gain (Loss)                  38,431       31,698
  Change in Unrealized Appreciation
    (Depreciation)                         252,291     (327,105)
---------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations            309,798     (279,853)
---------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                    (15,831)     (18,757)
  Realized Capital Gain                    (31,662)     (71,403)
---------------------------------------------------------------
    Total Distributions                    (47,493)     (90,160)
---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                   349,941      176,360
  Issued in Lieu of Cash Distributions      47,493       90,160
  Redeemed                                (171,109)    (160,591)
---------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions             226,325      105,929
---------------------------------------------------------------
  Total Increase (Decrease)                488,630     (264,084)
---------------------------------------------------------------
NET ASSETS
  Beginning of Period                      961,150    1,225,234
---------------------------------------------------------------
  End of Period                         $1,449,780    $ 961,150
===============================================================
(1)Shares Issued (Redeemed)
  Issued                                    15,405        6,853
  Issued in Lieu of Cash Distributions       2,247        3,180
  Redeemed                                  (7,434)      (6,657)
---------------------------------------------------------------
    Net Increase (Decrease) in
      Shares Outstanding                    10,218        3,376
===============================================================

FINANCIAL HIGHLIGHTS

EQUITY INDEX PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                              YEAR ENDED
                                                        DECEMBER 31,                           SEPTEMBER 30,
                                                     ----------------        OCT. 1 TO   --------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        2003       2002   DEC. 31, 2001*       2001       2000         1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $21.68     $29.91           $27.03     $37.64     $33.85       $26.94
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .34       .330              .10        .36        .38          .37
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    5.57     (6.445)            2.78     (10.23)      4.12         7.04
-------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  5.91     (6.115)            2.88      (9.87)      4.50         7.41
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.34)     (.440)              --       (.39)      (.38)        (.37)
  Distributions from Realized Capital Gains           (.68)    (1.675)              --       (.35)      (.33)        (.13)
-------------------------------------------------------------------------------------------------------------------------
    Total Distribution                               (1.02)    (2.115)              --       (.74)      (.71)       (.50)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $26.57     $21.68           $29.91     $27.03     $37.64       $33.85
=========================================================================================================================
TOTAL RETURN                                        28.47%    -22.11%           10.65%    -26.69%     13.43%       27.84%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)              $1,450       $961           $1,225     $1,111     $1,507       $1,365
  Ratio of Total Expenses to Average Net Assets      0.18%      0.18%          0.18%**      0.17%      0.16%        0.18%
  Ratio of Net Investment Income to
    Average Net Assets                               1.62%      1.43%          1.24%**      1.11%      1.01%        1.21%
  Portfolio Turnover Rate                               6%        10%               3%         8%        11%           4%
=========================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

 NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

3. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $219,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.22% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2003, the portfolio had $20,312,000 of ordinary income and $37,177,000 of long-term capital gains available for distribution.

At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $260,027,000, consisting of unrealized gains of $380,398,000 on securities that had risen in value since their purchase and $120,371,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2003, the aggregate settlement value of open futures contracts expiring in March 2004 and the related unrealized appreciation were:


--------------------------------------------------------------------------------
                                                                  (000)
                                                     ---------------------------
                                                       AGGREGATE      UNREALIZED
                                       NUMBER OF      SETTLEMENT    APPRECIATION
FUTURES CONTRACTS                 LONG CONTRACTS           VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                                  7          $1,944             $64
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

D. During the year ended December 31, 2003, the portfolio purchased $266,474,000 of investment securities and sold $67,913,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2003, was $199,000, for which the portfolio held cash collateral of $200,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2004

VANGUARD(R)MID-CAP INDEX PORTFOLIO

During 2003, the Mid-Cap Index Portfolio gained 34.1%. This return was in line with the performance of the Spliced Mid Cap Index, which is a blend of the Standard & Poor's MidCap 400 Index and the Morgan Stanley Capital International US Mid Cap 450 Index (indeed, the portfolio's return was 0.3 percentage point higher). However, the portfolio's return fell short of the 36.1% performance of the average peer fund by 2 percentage points.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns since the portfolio's inception almost five years ago. Please note that the portfolio returns in Vanguard Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

--------------------------------------------------------------------------------
TOTAL RETURNS                                         FEBRUARY 9, 1999,* THROUGH
                                                           DECEMBER 31, 2003
                                 -----------------------------------------------
                                                      AVERAGE        FINAL VALUE
                                         YEAR ENDED    ANNUAL       OF A $10,000
                                  DECEMBER 31, 2003    RETURN INITIAL INVESTMENT
--------------------------------------------------------------------------------
MID-CAP INDEX PORTFOLIO                       34.1%     11.2%            $16,777
Spliced Mid Cap Index**                       33.8      10.9              16,598
Average Mid-Cap Core Fund+                    36.1      10.9              16,611
--------------------------------------------------------------------------------
*Portfolio inception.
**S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
+Derived from data provided by Lipper Inc.



AN EXCELLENT YEAR ACROSS ALL SECTORS FOR THE PORTFOLIO'S MID-CAP STOCKS

The Mid-Cap Index Portfolio's 34.1% return was, by far, the portfolio's best in its four full years of performance history. There were virtually no poor performers, as the returns of all 12 of the index's economic sectors were not only positive, but in the double digits. Technology and financial services stocks--which enjoyed strong resurgences during the year--were the most significant contributors to the portfolio's return, accounting for almost 13 percentage points of performance. The rebound in technology stocks was particularly impressive, as technology was the most battered sector during the three-year stock market downturn that ended in 2003. Other sectors that fared well in 2003 were consumer discretionary, health care, and producer durables.

The portfolio's adoption of a new benchmark in 2003--the MSCI US Mid Cap 450 Index-- produced a significant one-time increase in the turnover rate. However, it should result in a closer resemblance between the portfolio and its average peer. As a result, costs, rather than indexing methodology, will be an even more important determinant of the portfolio's relative performance. Vanguard's commitment to keeping operating costs low should give the portfolio a head start on higher-cost mutual funds in the performance competition. For more information about costs, see the page entitled "About Your Portfolio's Expenses."

THE PORTFOLIO'S RECORD TO DATE IS EXCELLENT

Although your portfolio can't be expected to outperform its average actively managed peer every year, we anticipate that, over time, its relative performance will be very competitive. Indeed, the portfolio's performance from its February 9, 1999, inception through the end of 2003 lives up to this expectation, despite the prolonged market downturn of 2000-2003. The portfolio's annualized return of 11.2% during this period surpassed that of its average peer by 0.3 percentage point, with the value of a hypothetical $10,000 investment in the portfolio rising to $16,777, or $166 more than a comparable investment in the average competing fund. Over longer time periods, this amount can compound into a larger number.

A SIMPLE STRATEGY FOR YOUR LONG-TERM INVESTMENT PROGRAM

The stock market's resurgence has made for a much more upbeat report than we've been able to provide for several years--but it has in no way altered the advice we offered to shareholders both before and during the long downturn. In any market environment, the keys to successful long-term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive--come what may. The Mid-Cap Index Portfolio can serve well as one part of a well-planned, balanced portfolio.

Thank you for investing your assets with Vanguard.

[INDEXED TO MSCI(R)] MID-CAP INDEX PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                        MID-CAP INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                             TARGET        BROAD
                                              PORTFOLIO      INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                    453         452        5,216
Median Market Cap                                 $4.8B       $4.7B       $29.3B
Price/Earnings Ratio                              24.7x       24.6x        25.6x
Price/Book Ratio                                   2.5x        2.5x         3.1x
Yield                                              1.1%        1.3%         1.5%
Return on Equity                                  14.6%       14.6%        15.9%
Earnings Growth Rate                               9.0%        9.0%         5.3%
Foreign Holdings                                   0.5%        0.5%         0.8%
Turnover Rate                                      78%+          --           --
Expense Ratio                                     0.29%          --           --
Short-Term Reserves                                  0%          --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                          SPLICED                          BROAD
                           PORTFOLIO      INDEX++         PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                       1.00         1.00              0.88         1.00
Beta                            1.01         1.00              0.97         1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                             TARGET        BROAD
                                              PORTFOLIO      INDEX*      INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                                3%          3%           3%
Consumer Discretionary                              18          18           15
Consumer Staples                                     3           3            7
Financial Services                                  22          22           23
Health Care                                          9          10           13
Integrated Oils                                      1           1            3
Other Energy                                         6           6            2
Materials & Processing                               7           7            4
Producer Durables                                    7           7            4
Technology                                          15          15           15
Utilities                                            8           8            6
Other                                                1           0            5
--------------------------------------------------------------------------------

-------------------------------------------------------
TEN LARGEST HOLDINGS (% OF NET ASSETS)
Xerox Corp.                                        0.7%
  (electronic business equipment)
PACCAR, Inc.                                       0.6
  (automotive and transport)
Medco Health Solutions, Inc.                       0.6
  (health care)
Altera Corp.                                       0.5
  (electronics)
CIGNA Corp.                                        0.5
  (insurance)
Flextronics International Ltd.                     0.5
  (electronics)
Broadcom Corp.                                     0.5
  (electronics)
Apple Computer, Inc.                               0.5
  (computer technology)
PPL Corp.                                          0.5
  (electric utilities)
Eaton Corp.                                        0.5
  (manufacturing)
-------------------------------------------------------
Top Ten                                            5.4%
-------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

------------------------------
INVESTMENT FOCUS
------------------------------
MARKET CAP              MEDIUM
STYLE                    BLEND
------------------------------
*MSCI US Mid Cap 450 Index.
**Wilshire 5000 Index.
+Includes activity related to a change in the portfolio's target index.
++S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                      MID-CAP INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.


-----------------------------------------------------------------------------
CUMULATIVE PERFORMANCE FEBRUARY 9, 1999-DECEMBER 31, 2003

[MOUNTAIN CHART}
-----------------------------------------------------------------------------
                                          AVERAGE
                       VVIF-MID-CAP       MID-CAP       SPLICED      WILSHIRE
     MONTH       YEAR         INDEX     CORE FUND MID-CAP INDEX     500 INDEX
-----------------------------------------------------------------------------
February 9       1999         10000         10000         10000         10000
March            1999         10150         10308         10136         10520
June             1999         11610         11596         11571         11341
September        1999         10650         11033         10599         10591
December         1999         12499         14491         12421         12525
March            2000         14115         16535         13997         13003
June             2000         13655         15956         13535         12420
September        2000         15312         16657         15179         12441
December         2000         14740         15519         14595         11161
March            2001         13144         14599         13023          9783
June             2001         14884         16122         14736         10514
September        2001         12424         13009         12295          8842
December         2001         14662         14956         14507          9936
March            2002         15655         16197         15482         10032
June             2002         14179         14308         14041          8767
September        2002         11830         11815         11718          7293
December         2002         12515         12204         12401          7863
March            2003         11955         12328         11851          7621
June             2003         13899         14275         13740          8878
September        2003         14772         14979         14613          9208
December         2003         16777         16611         16598         10351
-----------------------------------------------------------------------------


------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS
                     PERIODS ENDED DECEMBER 31, 2003
                     -------------------------------   FINAL VALUE
                                   ONE         SINCE  OF A $10,000
                                  YEAR    INCEPTION*    INVESTMENT
------------------------------------------------------------------
Mid-Cap Index Portfolio         34.06%        11.16%       $16,777
Wilshire 5000 Index             31.64          0.71         10,351
Spliced Mid Cap Index**         33.84         10.92         16,598
Average Mid-Cap Core Fund+      36.11         10.93         16,611
------------------------------------------------------------------
*February 9, 1999.
**S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
+Derived from data provided by Lipper Inc.
Note: See FINANCIAL HIGHLIGHTS table for dividend and capital gains information.

--------------------------------------
FISCAL-YEAR TOTAL RETURNS (%)
FEBRUARY 9, 1999-DECEMBER 31, 2003

[BAR CHART]
--------------------------------------
FISCAL  MID-CAP INDEX  SPLICED MID CAP
YEAR  INDEX PORTFOLIO          INDEX**
--------------------------------------
1999               25             24.2
2000             17.9             17.5
2001             -0.5             -0.6
2002            -14.6            -14.5
2003             34.1             33.8
--------------------------------------

--------------------------------------------------------------------------------
ABOUT YOUR PORTFOLIO'S EXPENSES  MID-CAP INDEX PORTFOLIO AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE
We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

-----------------------------------------------------------------------------
                                  COST OF $10,000     PORTFOLIO   PEER GROUP*
                          INVESTMENT IN PORTFOLIO EXPENSE RATIO EXPENSE RATIO
-----------------------------------------------------------------------------
MID-CAP INDEX PORTFOLIO                       $34          0.29%        1.39%
-----------------------------------------------------------------------------
*Average Mid-Cap Core Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios since the portfolio's inception, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2003
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE+
MID-CAP INDEX PORTFOLIO                                   SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.4%)(1)
--------------------------------------------------------------------------------
* Xerox Corp.                                            188,203           2,597
  PACCAR, Inc.                                            26,340           2,242
* Medco Health Solutions, Inc.                            64,345           2,187
* Altera Corp.                                            91,007           2,066
  CIGNA Corp.                                             33,337           1,917
* Flextronics International Ltd.                         124,496           1,847
* Broadcom Corp.                                          54,006           1,841
* Apple Computer, Inc.                                    86,100           1,840
  PPL Corp.                                               42,031           1,839
  Eaton Corp.                                             16,954           1,831
  CSX Corp.                                               50,827           1,827
  CIT Group Inc.                                          50,340           1,810
  Monsanto Co.                                            62,203           1,790
* Computer Sciences Corp.                                 40,086           1,773
  Starwood Hotels & Resorts Worldwide, Inc.               47,944           1,725
  TXU Corp.                                               72,685           1,724
* National Semiconductor Corp.                            43,652           1,720
  Jefferson-Pilot Corp.                                   33,805           1,712
  J.C. Penney Co., Inc. (Holding Co.)                     64,634           1,699
  Parker Hannifin Corp.                                   28,155           1,675
  Georgia Pacific Group                                   54,353           1,667
  Textron, Inc.                                           29,001           1,655
  Sovereign Bancorp, Inc.                                 69,400           1,648
* Coach, Inc.                                             43,202           1,631
  Microchip Technology, Inc.                              48,663           1,623
* Phelps Dodge Corp.                                      21,234           1,616
  Mylan Laboratories, Inc.                                63,746           1,610
  Xcel Energy, Inc.                                       94,710           1,608
* Caremark Rx, Inc.                                       63,191           1,601
  Centex Corp.                                            14,738           1,587
* Network Appliance, Inc.                                 77,175           1,584
  Tiffany & Co.                                           34,678           1,567
  Cinergy Corp.                                           40,146           1,558
  Synovus Financial Corp.                                 53,803           1,556
  Constellation Energy Group, Inc.                        39,662           1,553
* Siebel Systems, Inc.                                   111,503           1,547
* Interpublic Group of Cos., Inc.                         98,767           1,541
* Sanmina-SCI Corp.                                      121,328           1,530
* Edison International                                    69,658           1,528
* Novellus Systems, Inc.                                  36,000           1,514
  New York Community Bancorp, Inc.                        39,533           1,504
  AmerisourceBergen Corp.                                 26,581           1,493
  Knight Ridder                                           19,101           1,478
* American Standard Cos., Inc.                            14,642           1,474
  Union Planters Corp.                                    46,634           1,468
  ITT Industries, Inc.                                    19,763           1,467
  North Fork Bancorp, Inc.                                36,178           1,464
  Hilton Hotels Corp.                                     85,324           1,462
  Sempra Energy                                           48,474           1,457
* Nabors Industries, Inc.                                 34,919           1,449
  Dollar General Corp.                                    67,656           1,420
  MeadWestvaco Corp.                                      47,616           1,417
  IMS Health, Inc.                                        56,920           1,415
  UST, Inc.                                               39,598           1,413
  Rockwell Automation, Inc.                               39,529           1,407
  KeySpan Corp.                                           37,653           1,386
  Genuine Parts Co.                                       41,459           1,376
  D. R. Horton, Inc.                                      31,779           1,375
  NiSource, Inc.                                          62,633           1,374
* Quest Diagnostics, Inc.                                 18,793           1,374
  Health Management Associates Class A                    57,065           1,370
  ProLogis REIT                                           42,608           1,367
* Juniper Networks, Inc.                                  72,900           1,362
  Cincinnati Financial Corp.                              32,489           1,361
* BJ Services Co.                                         37,711           1,354
  General Growth Properties Inc. REIT                     48,458           1,345
  MGIC Investment Corp.                                   23,452           1,335
  Plum Creek Timber Co. Inc. REIT                         43,526           1,325
  Family Dollar Stores, Inc.                              36,864           1,323
  Harrah's Entertainment, Inc.                            26,153           1,302
  Kinder Morgan, Inc.                                     21,958           1,298
  Murphy Oil Corp.                                        19,678           1,285
  Rockwell Collins, Inc.                                  42,613           1,280
* Laboratory Corp. of America Holdings                    34,530           1,276
  Cooper Industries, Inc. Class A                         21,938           1,271
  Valero Energy Corp.                                     27,282           1,264
  National Commerce Financial Corp.                       46,237           1,261
  First Tennessee National Corp.                          28,532           1,258
  T. Rowe Price Group Inc.                                26,469           1,255
* AES Corp.                                              132,730           1,253
  Archstone-Smith Trust REIT                              44,715           1,251
  Freeport-McMoRan Copper & Gold, Inc. Class B            29,685           1,251
  Banknorth Group, Inc.                                   38,366           1,248
  Vornado Realty Trust REIT                               22,789           1,248
  Torchmark Corp.                                         27,267           1,242
* Office Depot, Inc.                                      73,713           1,232
* Advanced Micro Devices, Inc.                            82,488           1,229
  Delphi Corp.                                           120,115           1,226
* Cablevision Systems NY Group Class A                    52,300           1,223
  SAFECO Corp.                                            31,364           1,221
* Dean Foods Co.                                          36,872           1,212
  Popular, Inc.                                           26,910           1,209
  Williams Cos., Inc.                                    122,993           1,208
  Fidelity National Financial, Inc.                       31,034           1,203
  El Paso Corp.                                          146,453           1,199
* Millennium Pharmaceuticals, Inc.                        64,026           1,195
  Whirlpool Corp.                                         16,409           1,192
* Synopsys, Inc.                                          35,290           1,191
  XTO Energy, Inc.                                        41,834           1,184
* L-3 Communications Holdings, Inc.                       23,001           1,181
  Zions Bancorp                                           19,190           1,177
  GlobalSantaFe Corp.                                     47,250           1,173
  R.J. Reynolds Tobacco Holdings, Inc.                    20,097           1,169
* Solectron Corp.                                        197,352           1,166
  Pulte Homes, Inc.                                       12,453           1,166
* Unisys Corp.                                            78,398           1,164
  Huntington Bancshares Inc.                              51,624           1,162
* Cadence Design Systems, Inc.                            64,580           1,161
* QLogic Corp.                                            22,400           1,156
  Legg Mason Inc.                                         14,901           1,150
  RadioShack Corp.                                        37,446           1,149
* Teradyne, Inc.                                          44,917           1,143
  EOG Resources, Inc.                                     24,570           1,134
* SanDisk Corp.                                           18,491           1,131
* Weatherford International Ltd.                          31,271           1,126
* Noble Corp.                                             31,429           1,125
  Kerr-McGee Corp.                                        24,095           1,120
* Varian Medical Systems, Inc.                            16,201           1,119
* Watson Pharmaceuticals, Inc.                            24,300           1,118
  Compass Bancshares Inc.                                 28,424           1,117

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE+
MID-CAP INDEX PORTFOLIO                                   SHARES           (000)
--------------------------------------------------------------------------------

  Everest Re Group, Ltd.                                  13,176           1,115
  Vulcan Materials Co.                                    23,072           1,098
  Radian Group, Inc.                                      22,338           1,089
  Lennar Corp. Class A                                    11,301           1,085
  Harman International Industries, Inc.                   14,514           1,074
* SPX Corp.                                               18,245           1,073
* Jabil Circuit, Inc.                                     37,907           1,073
  CenturyTel, Inc.                                        32,581           1,063
* BEA Systems, Inc.                                       86,300           1,061
  Boston Properties, Inc. REIT                            21,981           1,059
  Jones Apparel Group, Inc.                               30,061           1,059
* JDS Uniphase Corp.                                     289,964           1,058
  UnumProvident Corp.                                     67,000           1,057
  Kimco Realty Corp. REIT                                 23,595           1,056
  Nucor Corp.                                             18,624           1,043
  Old Republic International Corp.                        41,054           1,041
* Sealed Air Corp.                                        19,150           1,037
* E*TRADE Group, Inc.                                     81,748           1,034
  Smurfit-Stone Container Corp.                           55,603           1,033
  Sherwin-Williams Co.                                    29,514           1,025
  Amerada Hess Corp.                                      19,267           1,024
* Avaya Inc.                                              79,100           1,024
  Applera Corp.-Applied Biosystems Group                  49,379           1,023
  Estee Lauder Cos. Class A                               25,831           1,014
* BMC Software, Inc.                                      54,267           1,012
  Wendy's International, Inc.                             25,646           1,006
  C.R. Bard, Inc.                                         12,301             999
  Duke Realty Corp. REIT                                  32,195             998
* Mercury Interactive Corp.                               20,500             997
* Express Scripts Inc.                                    15,000             996
* AdvancePCS                                              18,800             990
  Rouse Co. REIT                                          21,036             989
* Smith International, Inc.                               23,761             987
  Republic Services, Inc. Class A                         38,284             981
* Barr Pharmaceuticals Inc.                               12,719             979
  Lear Corp.                                              15,941             978
  Omnicare, Inc.                                          24,091             973
  American Power Conversion Corp.                         39,793             973
* Waters Corp.                                            29,331             973
* LAM Research Corp.                                      30,100             972
* Thermo Electron Corp.                                   38,551             971
  Scientific-Atlanta, Inc.                                35,521             970
* Sprint PCS                                             171,959             966
* Whole Foods Market, Inc.                                14,300             960
  Ross Stores, Inc.                                       36,180             956
* Career Education Corp.                                  23,700             950
  Green Point Financial Corp.                             26,603             940
  Expeditors International of Washington, Inc.            24,900             938
  Leggett & Platt, Inc.                                   43,348             938
  Diebold, Inc.                                           17,283             931
  Symbol Technologies, Inc.                               55,102             931
  Wisconsin Energy Corp.                                  27,793             930
  Liz Claiborne, Inc.                                     26,009             922
  ENSCO International, Inc.                               33,821             919
  Sigma-Aldrich Corp.                                     15,955             912
  SuperValu Inc.                                          31,881             911
  Black & Decker Corp.                                    18,451             910
  SCANA Corp.                                             26,456             906
* Health Net Inc.                                         27,651             904
* Robert Half International, Inc.                         38,648             902
  Commerce Bancorp, Inc.                                  17,001             896
* Pactiv Corp.                                            37,437             895
  Engelhard Corp.                                         29,794             892
* Mohawk Industries, Inc.                                 12,623             890
  Sunoco, Inc.                                            17,369             888
* The Dun & Bradstreet Corp.                              17,501             887
  McCormick & Co., Inc.                                   29,405             885
* VeriSign, Inc.                                          54,277             885
  VF Corp.                                                20,424             883
  W.W. Grainger, Inc.                                     18,563             880
  Manpower Inc.                                           18,571             874
* NCR Corp.                                               22,523             874
* Celgene Corp.                                           19,370             872
  Pinnacle West Capital Corp.                             21,638             866
  Mercantile Bankshares Corp.                             18,837             859
* Oxford Health Plans, Inc.                               19,691             857
  CDW Corp.                                               14,800             855
* Pioneer Natural Resources Co.                           26,711             853
  Public Storage, Inc. REIT                               19,577             849
  Allied Capital Corp.                                    30,350             846
* Host Marriott Corp. REIT                                68,561             845
* Citizens Communications Co.                             67,658             840
* IVAX Corp.                                              34,988             835
* Humana Inc.                                             36,552             835
  The PMI Group Inc.                                      22,391             834
* King Pharmaceuticals, Inc.                              54,570             833
  Nordstrom, Inc.                                         24,253             832
* Citrix Systems, Inc.                                    39,040             828
  Hibernia Corp. Class A                                  35,175             827
* Williams-Sonoma, Inc.                                   23,701             824
  Equifax, Inc.                                           33,438             819
  ServiceMaster Co.                                       70,193             818
  PETsMART, Inc.                                          33,900             807
* Providian Financial Corp.                               68,827             801
* Comverse Technology, Inc.                               45,486             800
  Avalonbay Communities, Inc. REIT                        16,735             800
* NVIDIA Corp.                                            34,300             797
* LSI Logic Corp.                                         89,873             797
  Pepco Holdings, Inc.                                    40,741             796
  Foot Locker, Inc.                                       33,900             795
  Pall Corp.                                              29,607             794
* Agere Systems Inc. Class A                             259,800             792
  Hasbro, Inc.                                            37,213             792
  Goodrich Corp.                                          26,640             791
  White Mountains Insurance Group Inc.                     1,718             790
  TCF Financial Corp.                                     15,345             788
  iStar Financial Inc. REIT                               20,250             788
* Tellabs, Inc.                                           93,405             787
* ChoicePoint Inc.                                        20,667             787
* Vishay Intertechnology, Inc.                            34,226             784
  Darden Restaurants Inc.                                 37,232             783
* Patterson Dental Co.                                    12,181             782
* Coventry Health Care Inc.                               12,115             781
* Dollar Tree Stores, Inc.                                25,975             781
  Energy East Corp.                                       34,758             779
* AutoNation, Inc.                                        42,361             778
  Hillenbrand Industries, Inc.                            12,539             778
  Apartment Investment & Management Co.
    Class A REIT                                          22,467             775
  Intersil Corp.                                          31,108             773
  R.R. Donnelley & Sons Co.                               25,554             770
  Fluor Corp.                                             19,416             770
  DENTSPLY International Inc.                             17,020             769
* Brinker International, Inc.                             23,181             769
  The Stanley Works                                       20,281             768
  Liberty Property Trust REIT                             19,670             765
  Fastenal Co.                                            15,311             765
  Health Care Properties Investors REIT                   15,050             765
* CarMax, Inc.                                            24,601             761
  Gentex Corp.                                            17,200             760

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE+
MID-CAP INDEX PORTFOLIO                                   SHARES           (000)
--------------------------------------------------------------------------------
  Ball Corp.                                              12,741             759
  Telephone & Data Systems, Inc.                          12,127             759
  Janus Capital Group Inc.                                45,477             746
* Marvell Technology Group Ltd.                           19,639             745
* Ceridian Corp.                                          35,381             741
  Sabre Holdings Corp.                                    34,298             740
  PartnerRe Ltd.                                          12,750             740
  RenaissanceRe Holdings Ltd.                             15,019             737
  Beckman Coulter, Inc.                                   14,441             734
  Eastman Chemical Co.                                    18,528             732
  Manor Care, Inc.                                        21,150             731
* Lamar Advertising Co. Class A                           19,559             730
* UTStarcom, Inc.                                         19,562             725
  Temple-Inland Inc.                                      11,570             725
* Constellation Brands, Inc. Class A                      21,901             721
* Chico's FAS, Inc.                                       19,501             721
* 3Com Corp.                                              87,400             714
* Ameritrade Holding Corp.                                50,300             708
  Alberto-Culver Co. Class B                              11,192             706
* Lincare Holdings, Inc.                                  23,446             704
  Tyson Foods, Inc.                                       53,088             703
  Michaels Stores, Inc.                                   15,901             703
  Doral Financial Corp.                                   21,750             702
* Park Place Entertainment Corp.                          64,764             701
  Seagate Technology                                      37,080             701
  Arthur J. Gallagher & Co.                               21,501             699
  Universal Health Services Class B                       12,901             693
  KB HOME                                                  9,509             690
  Commerce Bancshares, Inc.                               14,051             689
  Brunswick Corp.                                         21,628             688
* Energizer Holdings, Inc.                                18,191             683
  A.G. Edwards & Sons, Inc.                               18,833             682
  Ashland, Inc.                                           15,470             682
  Outback Steakhouse                                      15,248             674
* Storage Technology Corp.                                26,153             673
* CIENA Corp.                                            101,117             671
* MGM Mirage, Inc.                                        17,850             671
* NVR, Inc.                                                1,440             671
  Associated Banc-Corp                                    15,676             669
  International Flavors & Fragrances, Inc.                19,029             664
* DST Systems, Inc.                                       15,888             663
* Henry Schein, Inc.                                       9,800             662
* Zebra Technologies Corp. Class A                         9,968             662
  Questar Corp.                                           18,728             658
  Molex, Inc.                                             18,788             656
* Westwood One, Inc.                                      19,152             655
  Dial Corp.                                              22,841             650
  Bausch & Lomb, Inc.                                     12,485             648
  C.H. Robinson Worldwide, Inc.                           17,061             647
  Dana Corp.                                              35,244             647
  City National Corp.                                     10,395             646
  Astoria Financial Corp.                                 17,301             644
* Iron Mountain, Inc.                                     16,276             644
  TECO Energy, Inc.                                       44,602             643
  Equitable Resources, Inc.                               14,901             640
* Toys R Us, Inc.                                         50,545             639
* Cephalon, Inc.                                          13,170             638
  Tektronix, Inc.                                         20,111             635
* Maxtor Corp.                                            57,065             633
  CenterPoint Energy Inc.                                 65,277             633
  Garmin Ltd.                                             11,551             629
  DPL Inc.                                                30,082             628
  Belo Corp. Class A                                      21,997             623
* WebMD Corp.                                             68,981             620
  Pogo Producing Co.                                      12,793             618
  W.R. Berkley Corp.                                      17,677             618
  Valley National Bancorp                                 21,117             617
  Aramark Corp. Class B                                   22,335             612
  Northeast Utilities                                     30,343             612
  NSTAR                                                   12,603             611
  Bowater Inc.                                            13,151             609
  Hudson City Bancorp, Inc.                               15,883             606
* Cooper Cameron Corp.                                    13,001             606
  AMB Property Corp. REIT                                 18,369             604
  Harris Corp.                                            15,877             603
  Investors Financial Services Corp.                      15,600             599
* Patterson-UTI Energy, Inc.                              18,200             599
  Bemis Co., Inc.                                         11,977             599
  Bank of Hawaii Corp.                                    14,076             594
* Convergys Corp.                                         33,862             591
* Allied Waste Industries, Inc.                           42,473             589
* Fairchild Semiconductor International, Inc.             23,601             589
  Hospitality Properties Trust REIT                       14,246             588
* ICOS Corp.                                              14,100             582
  MDU Resources Group, Inc.                               24,258             578
* Jacobs Engineering Group Inc.                           11,995             576
* SICOR, Inc.                                             21,169             576
  Dow Jones & Co., Inc.                                   11,542             575
* Level 3 Communications, Inc.                           100,714             574
  New Plan Excel Realty Trust REIT                        23,161             571
* Abercrombie & Fitch Co.                                 23,041             569
  SEI Corp.                                               18,673             569
  Valspar Corp.                                           11,499             568
  Federated Investors, Inc.                               19,287             566
  Fair, Isaac, Inc.                                       11,517             566
  Allete, Inc.                                            18,501             566
* ADC Telecommunications, Inc.                           190,600             566
  Noble Energy, Inc.                                      12,731             566
* Triad Hospitals, Inc.                                   16,955             564
  Lyondell Chemical Co.                                   33,235             563
* Network Associates, Inc.                                37,231             560
  Mandalay Resort Group                                   12,451             557
* Compuware Corp.                                         91,151             551
  Fulton Financial Corp.                                  25,030             548
* Corinthian Colleges, Inc.                                9,857             548
  Weingarten Realty Investors REIT                        12,307             546
  Leucadia National Corp.                                 11,768             542
  Sonoco Products Co.                                     21,960             541
* Tech Data Corp.                                         13,460             534
  Puget Energy, Inc.                                      22,423             533
* Markel Corp.                                             2,100             532
  Protective Life Corp.                                   15,678             531
* Alliant Techsystems, Inc.                                9,152             529
  Viad Corp.                                              21,125             528
* Emulex Corp.                                            19,600             523
  Deluxe Corp.                                            12,652             523
  Hubbell Inc. Class B                                    11,776             519
* Rowan Cos., Inc.                                        22,390             519
  FirstMerit Corp.                                        18,985             512
* The Cheesecake Factory                                  11,610             511
* Pride International, Inc.                               27,301             509
* Apogent Technologies Inc.                               21,911             505
* Entercom Communications Corp.                            9,462             501
* Millipore Corp.                                         11,580             499
* Advance Auto Parts, Inc.                                 6,120             498
  Maytag Corp.                                            17,731             494
  J.M. Smucker Co.                                        10,772             488
  Circuit City Stores, Inc.                               47,315             479
  Eaton Vance Corp.                                       13,045             478
  Wilmington Trust Corp.                                  13,254             477

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE+
MID-CAP INDEX PORTFOLIO                                   SHARES           (000)
--------------------------------------------------------------------------------
  Molex, Inc. Class A                                     16,068             472
* CheckFree Corp.                                         17,000             470
  Pier 1 Imports Inc.                                     21,401             468
  Hormel Foods Corp.                                      18,095             467
* Del Monte Foods Co.                                     44,900             467
* Rent-A-Center, Inc.                                     15,600             466
  Unitrin, Inc.                                           11,197             464
  Reynolds & Reynolds Class A                             15,941             463
* Amphenol Corp.                                           7,141             457
  RPM International, Inc.                                 27,643             455
  Brown & Brown, Inc.                                     13,905             453
* JetBlue Airways Corp.                                   16,700             443
  Reebok International Ltd.                               11,253             442
  Meredith Corp.                                           9,049             442
  Nationwide Financial Services, Inc.                     13,348             441
* First Health Group Corp.                                22,440             437
* Smithfield Foods, Inc.                                  20,942             433
* National-Oilwell, Inc.                                  19,301             432
  Brown-Forman Corp. Class B                               4,600             430
* BISYS Group, Inc.                                       28,301             421
* RF Micro Devices, Inc.                                  41,700             419
  Teleflex Inc.                                            8,470             409
* Agere Systems Inc. Class B                             140,200             407
* Krispy Kreme Doughnuts, Inc.                            11,101             406
  Tidewater Inc.                                          13,531             404
  The St. Joe Co.                                         10,825             404
  Transatlantic Holdings, Inc.                             4,952             400
* Saks Inc.                                               26,196             394
  National Instruments Corp.                               8,635             393
  Regency Centers Corp. REIT                               9,850             393
* Weight Watchers International, Inc.                     10,200             391
* Pixar, Inc.                                              5,200             360
  PepsiAmericas, Inc.                                     20,491             351
* Ingram Micro, Inc. Class A                              21,650             344
* Community Health Systems, Inc.                          12,907             343
  Carolina Group                                          13,140             332
  Adolph Coors Co. Class B                                 5,899             331
  Packaging Corp. of America                              14,902             326
  Harte-Hanks, Inc.                                       14,928             325
  The McClatchy Co. Class A                                4,691             323
  Diamond Offshore Drilling, Inc.                         15,500             318
* Owens-Illinois, Inc.                                    26,300             313
  Lafarge North America Inc.                               7,460             302
* Metro-Goldwyn-Mayer Inc.                                17,473             299
  Mercury General Corp.                                    6,405             298
  International Speedway Corp.                             6,588             294
  Total System Services, Inc.                              9,356             291
  Erie Indemnity Co. Class A                               6,859             291
  Polo Ralph Lauren Corp.                                  9,881             285
* 99 Cents Only Stores                                    10,134             276
* Radio One, Inc. Class D                                 13,300             257
  AVX Corp.                                               14,270             237
  BlackRock, Inc.                                          4,458             237
* Cox Radio, Inc.                                          9,357             236
* Kmart Holding Corp.                                      9,502             228
  Lennar Corp. Class B                                     2,410             220
  Montpelier Re Holdings Ltd.                              6,000             220
  Axis Capital Holdings Ltd.                               7,400             217
* Hewitt Associates, Inc.                                  6,900             206
  Talbots Inc.                                             6,200             191
  Capitol Federal Financial                                5,267             190
* Columbia Sportswear Co.                                  3,400             185
* BOK Financial Corp.                                      4,756             184
* International Steel Group, Inc.                          4,600             179
* WellChoice Inc.                                          5,000             172
  Hearst-Argyle Television Inc.                            6,150             169
  Regal Entertainment Group Class A                        8,102             166
  Blockbuster Inc. Class A                                 8,580             154
  Student Loan Corp.                                       1,000             146
* U.S. Cellular Corp.                                      3,850             137
* Citadel Broadcasting Corp.                               5,800             130
* CapitalSource Inc.                                       5,370             116
  Nuveen Investments, Inc. Class A                         3,973             106
* Radio One, Inc.                                          5,300             104
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $335,590)                                                         392,053
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.6%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2)1.05%, 1/7/2004                                         $ 100             100
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  0.98%, 1/2/2004                                          1,403           1,403
  0.99%, 1/2/2004--Note E                                    784             784
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $2,287)                                                             2,287
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
 (COST $337,877)                                                         394,340
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                         985
Liabilities--Note E                                                      (1,041)
                                                                     -----------
                                                                            (56)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 28,907,307 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                              $394,284
================================================================================
NET ASSET VALUE PER SHARE                                                 $13.64
================================================================================
+See Note A in Notes to FINANCIAL STATEMENTS.
*Non-income-producing security.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 99.7% and 0.3%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                        $369,456           $12.78
Undistributed Net Investment Income                       3,111              .11
Accumulated Net Realized Losses                        (34,766)           (1.20)
Unrealized Appreciation
  Investment Securities                                  56,463             1.95
  Futures Contracts                                          20               --
--------------------------------------------------------------------------------
NET ASSETS                                             $394,284           $13.64
================================================================================
See Note C in Notes to FINANCIAL STATEMENTS for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
---------------------------------------------------------------
                                        MID-CAP INDEX PORTFOLIO
                                   YEAR ENDED DECEMBER 31, 2003
                                                          (000)
---------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                             $ 4,364
  Interest                                                   18
  Security Lending                                           77
---------------------------------------------------------------
  Total Income 4,459
---------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                             53
    Management and Administrative                           686
    Marketing and Distribution                               40
  Custodian Fees                                             75
  Auditing Fees                                              13
  Shareholders' Reports                                      24
---------------------------------------------------------------
    Total Expenses                                          891
---------------------------------------------------------------
NET INVESTMENT INCOME                                     3,568
---------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                            (35,148
  Futures Contracts                                         214
---------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                (34,934
---------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                 125,000
  Futures Contracts                                          23
---------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) 125,023
---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            $ 93,657
===============================================================



STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------
                                        MID-CAP INDEX PORTFOLIO
                                        YEAR ENDED DECEMBER 31,
                                        -----------------------
                                              2003         2002
                                             (000)        (000)
---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                    $ 3,568      $ 2,230
  Realized Net Gain (Loss)                (34,934)        8,549
  Change in Unrealized Appreciation
    (Depreciation)                         125,023     (61,284)
---------------------------------------------------------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations      93,657     (50,505)
---------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                    (2,500)      (2,261)
  Realized Capital Gain*                   (8,000)     (15,414)
---------------------------------------------------------------
    Total Distributions                   (10,500)     (17,675)
---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                    91,457      116,335
  Issued in Lieu of Cash Distributions      10,500       17,675
  Redeemed                                (55,092)     (52,439)
---------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions            46,865       81,571
---------------------------------------------------------------
  Total Increase (Decrease)                130,022       13,391
---------------------------------------------------------------
NET ASSETS
  Beginning of Period                      264,262      250,871
  End of Period                           $394,284     $264,262
===============================================================
(1)Shares Issued (Redeemed)
  Issued                                     7,913        9,297
  Issued in Lieu of Cash Distributions       1,045        1,342
  Redeemed                                 (4,986)      (4,660)
---------------------------------------------------------------
    Net Increase (Decrease) in
      Shares Outstanding                     3,972        5,979
===============================================================
*Includes fiscal 2003 and 2002 short-term gain distributions totaling $0 and $4,624,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

MID-CAP INDEX PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                              YEAR ENDED
                                                        DECEMBER 31,                           SEPTEMBER 30,  FEB. 8** TO
                                                     ----------------        OCT. 1 TO   -------------------    SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        2003       2002   DEC. 31, 2001*       2001       2000         1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.60     $13.23           $11.21     $14.97     $10.65       $10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .13        .08              .02        .09        .08          .04
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       3.33      (1.85)            2.00      (2.77)      4.49          .61
-------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  3.46      (1.77)            2.02      (2.68)      4.57          .65
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.10)      (.11)              --       (.08)      (.05)          --
  Distributions from Realized Capital Gains           (.32)      (.75)              --      (1.00)      (.20)          --
-------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               (.42)      (.86)              --      (1.08)      (.25)          --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $13.64     $10.60           $13.23     $11.21     $14.97       $10.65
=========================================================================================================================
TOTAL RETURN                                        34.06%    -14.65%           18.02%    -18.86%     43.77%        6.50%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $394        $264             $251       $208       $192          $54
  Ratio of Total Expenses to Average Net Assets      0.29%      0.30%           0.30%+      0.28%      0.28%       0.24%+
  Ratio of Net Investment Income to
    Average Net Assets                               1.17%      0.81%           0.83%+      0.77%      0.90%       1.03%+
  Portfolio Turnover Rate                            78%++        24%               9%        36%        43%          24%
=========================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
+Annualized.
++Includes activity related to a change in the portfolio's target index.


NOTES TO FINANCIAL STATEMENTS
Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The portfolio uses S&P 500 Index futures contracts, S&P MidCap 400 Index futures contracts, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolios and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

3. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $60,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.06% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2003, the portfolio had $3,598,000 of ordinary income available for distribution. The portfolio had available realized losses of $34,911,000 to offset future net capital gains of $34,249,000 through December 31, 2011, and $662,000 through December 31, 2012.

At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $56,463,000, consisting of unrealized gains of $68,319,000 on securities that had risen in value since their purchase and $11,856,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2003, the aggregate settlement value of open futures contracts expiring in March 2004 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                                  (000)
                                                   -----------------------------
                                                        AGGREGATE     UNREALIZED
                                       NUMBER OF       SETTLEMENT   APPRECIATION
FUTURES CONTRACTS                 LONG CONTRACTS            VALUE (DEPRECIATION)
--------------------------------------------------------------------------------
E-Mini S&P MidCap 400 Index                   10             $576            $12
S&P MidCap 400 Index                           2              576              8
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

D. During the year ended December 31, 2003, the portfolio purchased $275,373,000 of investment securities and sold $237,426,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2003, was $762,000, for which the portfolio held cash collateral of $784,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2004

VANGUARD(R)GROWTH PORTFOLIO

During 2003, the Growth Portfolio returned 26.1%, an excellent absolute result but one that fell short of its comparative standards. The portfolio recorded sizable gains in technology and financial services stocks, but sacrificed some of this strong performance to poor stock selection among consumer-oriented companies, such as retailers and entertainment providers.

The results for your portfolio and its comparative standards over the past 12 months and 10 years appear in the table below. Please note that the portfolio returns in Vanguard(R) Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

--------------------------------------------------------------------------------
TOTAL RETURNS                                             TEN YEARS ENDED
                                                          DECEMBER 31, 2003
                                                      --------------------------
                                                    AVERAGE         FINAL VALUE
                                       YEAR ENDED    ANNUAL         OF A $10,000
                                DECEMBER 31, 2003    RETURN   INITIAL INVESTMENT
--------------------------------------------------------------------------------
GROWTH PORTFOLIO                            26.1%      5.8%              $17,614
Russell 1000 Growth Index                   29.7       9.2                24,129
Average Large-Cap Growth Fund*              27.0       8.4                22,339
Wilshire 5000 Index                         31.6      10.6                27,351
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


THE PORTFOLIO DELIVERED CAUSE FOR CELEBRATION AND DISAPPOINTMENT

The Growth Portfolio's 26.1% return was a welcome turnabout from 2002's punishing decline. While the performance was clearly a success in absolute terms (more than double the stock market's long-term average return), it was less impressive on a relative basis. The Growth Portfolio trailed its unmanaged benchmark and modestly lagged the average return of large-cap growth funds.

The investment advisor, Alliance Capital Management, generated excellent returns from stock selections in the software and networking industries, which soared as investors perceived a thaw in corporate America's long freeze on capital spending. The portfolio also enjoyed strong relative returns from its selections in the financial services sector, notably Wall Street's major brokerage houses.

These successes were offset by missteps in the consumer discretionary sector--retailers, restaurants, and other companies that vie for our disposable income. Although these stocks represented just over 12% of portfolio assets on average during the year, their underperformance was severe enough to impose a large penalty on the overall return. Other weak spots included the auto & transportation and health care sectors.

LONG-TERM RECORD SCARRED BY BEAR MARKET

The Growth Portfolio's longer-term results are hardly inspiring, especially compared with the performance of the broad stock market. Over the past decade, the portfolio returned an average of 5.8% per year, compared with the 8.4% return of competing large-cap growth mutual funds and the 10.6% return of the broad market.

Some context is in order, however. The Growth Portfolio's ten-year record encompasses one of the most brutal bear markets for large-cap growth stocks in modern financial history. From March 31, 2000, through December 31, 2002, the Russell 1000 Growth Index lost more than 58% of its value. Other growth funds faced the same environment, of course, and fared somewhat better. Clearly, the Growth Portfolio made a bad situation worse with subpar security selection. Its tendency to invest heavily in a limited number of investments (it held just 55 stocks at year-end) means that a handful of bad stocks can do a lot of damage. When the portfolio's security selections are on target, however, the rewards can be substantial.

All that said, the Growth Portfolio has much to prove from a return standpoint going forward.

NEW MARKET, SAME APPROACH

In last year's letter to you, we reported a total return of -35.9%. The market's resurgence in 2003 has made for a much more pleasant report--but it has in no way altered the advice we offered to investors during the stock market's long downturn. In any market environment, the keys to successful long-term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive--come what may. The Growth Portfolio can be one part of such a plan, offering concentrated, high-risk, potentially high-reward exposure to large-cap growth stocks.

Thank you for entrusting your assets to Vanguard.

REPORT FROM THE ADVISOR                                         GROWTH PORTFOLIO

For the 12 months ended December 31, 2003, the Growth Portfolio produced a return of 26.1%. While this was a welcome improvement from recent performance, we still lagged the returns of the Russell 1000 Growth Index (29.7%) and the Standard & Poor's 500 Index (28.7%).

Our performance reflected particularly strong appreciation in a number of technology and financial services holdings. The portfolio's health care and consumer discretionary holdings, however, generally lagged. Among these weaker holdings were Kohl's, Viacom, Medtronic, and Cardinal Health. (We have sold Kohl's and Cardinal Health because of lowered expectations for sustainable growth.) Some of our better performers were Veritas Software, Juniper Networks, Symantec, Citigroup, Morgan Stanley, and Merrill Lynch.

THE PORTFOLIO'S POSITIONING IN 2003

Anticipating an improving economic environment with accelerating corporate profits, we increased the portfolio's exposure to cyclical growth stocks during the spring and summer months. At the same time, we reduced our consumer staples and consumer services positions. The portfolio was repositioned primarily through investments in technology and securities-related stocks. For example, we added to our holdings of industry leaders such as Dell, Intel, Symantec, Juniper Networks, eBay, Veritas Software, and Morgan Stanley. We also established new positions in companies judged to enjoy commanding competitive positions and superior growth prospects: Broadcom, Electronic Arts, Marvell Technology, Intuit, Goldman Sachs, and Merrill Lynch. In general, the results have been good.

INVESTMENT PHILOSOPHY

The advisor believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.

The portfolio has retained significant weightings in "consistent growth" companies, some of which have lagged in the face of investors' increased appetite for risk. Many of these companies have continued to achieve consistent earnings growth of 15% to 25% a year, yet they sell at historically modest relative valuations. Among our more prominent holdings in this category are Pfizer, American International Group, Amgen, Stryker, WellPoint, MBNA, and Johnson & Johnson. In addition to these longer- term holdings, the portfolio has recently initiated or increased positions in Forest Laboratories, Alcon, Gilead Sciences, and Zimmer Holdings.

THE INVESTMENT OUTLOOK

The past several years have witnessed significant compression of valuations--downward pricing pressure--for large-capitalization, high-quality growth stocks. This compression often has taken little account of companies' fundamental strengths. In a number of cases, noteworthy corporate success has gone unrewarded.

During the past year, the market recovery was led by disproportionately strong performance among small-capitalization stocks, particularly those of cyclical companies with lower credit quality. This pattern is not unprecedented, and perhaps it is even logical at this stage in the business cycle. But history suggests that stock performance ultimately reflects the fundamental success and growth prospects of the underlying companies. No one should be surprised to see the equity market return to a more balanced character, better reflecting the success of companies across sectors and capitalization ranges.

Our approach is to seek out and invest in companies judged to possess sustainable competitive advantages and superior growth prospects that are not fully reflected in their stock prices relative to the rest of the market. The portfolio's current positioning reflects that strategy, and we believe our stocks retain compelling growth and valuation characteristics. Over the past five years, the fund's holdings achieved average revenue-per-share growth of 16.2%, which compares favorably with 11.4% for the Russell 1000 Growth Index and 8.9% for the S&P 500 Index. Over the same period, the average earnings-per-share growth for our portfolio companies was 15.8%, compared with 13.0% for the Russell benchmark and 8.6% for the S&P 500.

JOHN L. BLUNDIN, EXECUTIVE VICE PRESIDENT
ALAN LEVI, SENIOR VICE PRESIDENT
ALLIANCE CAPITAL MANAGEMENT L.P.
JANUARY 16, 2004

PORTFOLIO PROFILE                                               GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       COMPARATIVE         BROAD
                                    PORTFOLIO               INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                           55                  587         5,216
Median Market Cap                      $54.4B               $59.3B        $29.3B
Price/Earnings Ratio                    27.1x                29.3x         25.6x
Price/Book Ratio                         4.2x                 4.7x          3.1x
Yield                                    0.4%                 1.0%          1.5%
Return on Equity                        23.2%                23.8%         15.9%
Earnings Growth Rate                    17.0%                11.2%          5.3%
Foreign Holdings                         0.8%                 0.0%          0.8%
Turnover Rate                             47%                   --            --
Expense Ratio                           0.39%                   --            --
Short-Term Reserves                        1%                   --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Pfizer Inc. (pharmaceuticals)                                               4.8%
Intel Corp. (electronics)                                                   4.6
American International Group, Inc. (insurance)                              4.4
Microsoft Corp. (software)                                                  4.1
Citigroup, Inc. (banking)                                                   4.1
Dell Inc. (computer hardware)                                               3.6
Cisco Systems, Inc. (computer hardware)                                     3.2
Morgan Stanley (financial services)                                         2.8
Veritas Software Corp. (software)                                           2.8
WellPoint Health Networks Inc. Class A (health care)                        2.6
--------------------------------------------------------------------------------
Top Ten                                                                    37.0%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                           COMPARATIVE                                     BROAD
                             PORTFOLIO     INDEX*         PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                         0.96       1.00              0.87         1.00
Beta                              1.16       1.00              1.37         1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

MARKET CAP                       Large
STYLE                           Growth
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                       COMPARATIVE         BROAD
                                    PORTFOLIO               INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                      2%                   2%            3%
Consumer Discretionary                     12                   17            15
Consumer Staples                            2                    9             7
Financial Services                         20                   11            23
Health Care                                25                   24            13
Integrated Oils                             0                    0             3
Other Energy                                0                    1             2
Materials & Processing                      0                    1             4
Producer Durables                           3                    4             4
Technology                                 31                   24            15
Utilities                                   3                    2             6
Other                                       1                    5             5
--------------------------------------------------------------------------------
Short-Term Reserves                        1%                   --            --
--------------------------------------------------------------------------------



 *Russell 1000 Growth Index.
**Wilshire 5000 Index.


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

PERFORMANCE SUMMARY                                             GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE DECEMBER 31, 1993-DECEMBER 31, 2003

     DATE          GROWTH          WILSHIRE      RUSSELL 1000  AVERAGE LARGE-CAP
                PORTFOLIO        5000 INDEX      GROWTH INDEX        GROWTH FUND

   199312           10000             10000             10000              10000
   199403            9696              9627              9559               9620
   199406            9763              9552              9460               9309
   199409           10247             10071             10188               9858
   199412           10429              9994             10262               9781
   199503           11398             10896             11239              10510
   199506           12607             11913             12344              11677
   199509           13528             13002             13464              12698
   199512           14426             13636             14077              12985
   199603           15439             14402             14833              13676
   199606           16550             15037             15777              14329
   199609           17288             15462             16345              14858
   199612           18307             16528             17332              15652
   199703           18441             16635             17425              15538
   199706           21566             19445             20721              18303
   199709           22260             21342             22278              19994
   199712           23184             21700             22617              20034
   199803           26792             24578             26043              23027
   199806           28757             25057             27226              24245
   199809           26126             22043             24752              21618
   199812           32632             26785             31371              27658
   199903           33906             27796             33365              29990
   199906           34951             29965             34649              30927
   199909           33252             27983             33379              29803
   199912           39951             33095             41773              38193
   200003           42087             34358             44749              41411
   200006           42159             32817             43541              39077
   200009           42645             32873             41200              38842
   200012           31955             29490             32405              31987
   200103           21981             25849             25633              25844
   200106           23633             27782             27791              27076
   200109           18206             23364             22396              21841
   200112           21784             26254             25787              24646
   200203           20113             26506             25120              24312
   200206           15892             23164             20429              20164
   200209           13259             19270             17355              16999
   200212           13965             20777             18597              17590
   200303           13924             20136             18398              17736
   200306           15407             23459             21030              20010
   200309           16035             24329             21853              20594
   200312           17614             27351             24129              22339
--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED DECEMBER 31, 2003
                                -------------------------------      FINAL VALUE
                                    ONE      FIVE        TEN        OF A $10,000
                                   YEAR     YEARS      YEARS          INVESTMENT
--------------------------------------------------------------------------------
Growth Portfolio                 26.13%   -11.60%      5.82%             $17,614
Wilshire 5000 Index              31.64      0.42      10.59               27,351
Russell 1000 Growth Index        29.75     -5.11       9.21               24,129
Average Large-Cap Growth Fund*   27.00     -4.18       8.37               22,339
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1993-DECEMBER 31, 2003

         GROWTH PORTFOLIO  RUSSELL 1000 GROWTH INDEX
1994                  4.3                        2.6
1995                 38.3                       37.2
1996                 26.9                       23.1
1997                 26.6                       30.5
1998                 40.8                       38.7
1999                 22.4                       33.2
2000                  -20                      -22.4
2001                -31.8                      -20.4
2002                -35.9                      -27.9
2003                 26.1                       29.7
--------------------------------------------------------------------------------

ABOUT YOUR PORTFOLIO'S EXPENSES                                 GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                    COST OF $10,000     PORTFOLIO    PEER GROUP*
                            INVESTMENT IN PORTFOLIO EXPENSE RATIO  EXPENSE RATIO
--------------------------------------------------------------------------------
Growth Portfolio                                $44         0.39%          1.57%
--------------------------------------------------------------------------------
*Average Large-Cap Growth Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2003
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH PORTFOLIO                                SHARES                     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.5%)
--------------------------------------------------------------------------------
AUTO & Transportation (2.4%)
  Harley-Davidson, Inc.                               195,600              9,297

CONSUMER DISCRETIONARY (12.1%)
  Viacom Inc. Class B                                 197,600              8,769
* eBay Inc.                                           125,900              8,132
  Avon Products, Inc.                                 114,700              7,741
* Bed Bath & Beyond, Inc.                             169,200              7,335
  Lowe's Cos., Inc.                                   111,200              6,159
* Electronic Arts Inc.                                115,820              5,534
  Tiffany & Co.                                        34,900              1,577
  Best Buy Co., Inc.                                   24,100              1,259
                                                                         -------
                                                                          46,506
                                                                     -----------
CONSUMER STAPLES (1.9%)
  The Procter & Gamble Co.                             73,500              7,341
                                                                     -----------
FINANCIAL SERVICES (20.3%)
  American International Group, Inc.                  254,800             16,888
  Citigroup, Inc.                                     320,500             15,557
  Morgan Stanley                                      184,900             10,700
  Fannie Mae                                          130,400              9,788
  MBNA Corp.                                          348,200              8,653
  The Goldman Sachs Group, Inc.                        68,800              6,793
  Merrill Lynch & Co., Inc.                            94,700              5,554
* Affiliated Computer Services, Inc. Class A           39,900              2,173
  Progresssive Corp. of Ohio                           23,100              1,931
                                                                     -----------
                                                                          78,037
                                                                     -----------
HEALTH CARE (25.2%)
  BIOTECH RESEARCH & Production (2.2%)
* Amgen, Inc.                                         139,100              8,596

DRUGS & Pharmaceuticals (12.2%)
  Pfizer Inc.                                         516,700             18,255
  Johnson & Johnson                                   180,700              9,335
* Forest Laboratories, Inc.                           148,200              9,159
  Wyeth                                                84,900              3,604
  Allergan, Inc.                                       44,500              3,418
* Gilead Sciences, Inc.                                54,700              3,180

ELECTRONICS--MEDICAL SYSTEMS (1.0%)
  Medtronic, Inc.                                      81,400              3,957

HEALTH & PERSONAL CARE (0.8%)
* Express Scripts Inc.                                 44,150              2,933

HEALTH CARE FACILITIES (1.5%)
  Health Management Associates Inc. Class A           235,600              5,654

HEALTH CARE MANAGEMENT SERVICES (5.0%)
* WellPoint Health Networks Inc. Class A              102,100              9,903
  UnitedHealth Group Inc.                             119,800              6,970
* Caremark Rx, Inc.                                    91,700              2,323

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.5%)
  Stryker Corp.                                        36,600              3,111
  Alcon, Inc.                                          48,400              2,930
* St. Jude Medical, Inc.                               34,800              2,135
* Zimmer Holdings, Inc.                                17,600              1,239
                                                                     -----------
                                                                          96,702
                                                                     -----------
PRODUCER DURABLES (2.6%)
  Danaher Corp.                                        56,300              5,166
  Centex Corp.                                         21,900              2,358
  Lennar Corp. Class A                                 24,400              2,342
                                                                     -----------
                                                                           9,866
                                                                     -----------
TECHNOLOGY (30.8%)
  COMMUNICATIONS TECHNOLOGY (4.9%)
* Cisco Systems, Inc.                                 502,300             12,201
* Juniper Networks, Inc.                              363,700              6,794

COMPUTER SERVICES SOFTWARE & Systems (11.0%)
  Microsoft Corp.                                     573,600             15,797
* Veritas Software Corp.                              284,600             10,576
* Symantec Corp.                                      192,000              6,653
* Mercury Interactive Corp.                           103,410              5,030
* Intuit, Inc.                                         75,830              4,012

COMPUTER TECHNOLOGY (3.6%)
* Dell Inc.                                           412,400             14,005

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (11.3%)
  Intel Corp.                                         553,500             17,823
* Broadcom Corp.                                      216,700              7,387
  Linear Technology Corp.                             121,400              5,107
* Marvell Technology Group Ltd.                       133,500              5,064
  Maxim Integrated Products, Inc.                      80,000              3,984
* Altera Corp.                                        164,910              3,743
                                                                         -------
                                                                         118,176
                                                                         -------
UTILITIES (2.6%)
* Comcast Corp. Special Class A                       313,200              9,797

OTHER (1.6%)
General Electric Co.                                  199,200              6,171
---------------------------------------------------------------------===========
TOTAL COMMON STOCKS
  (Cost $391,742)                                                        381,893
--------------------------------------------------------------------------------

                                                  FACE AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  0.98%, 1/2/2004
  (Cost $2,565)                                        $2,565              2,565
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (Cost $394,307)                                                        384,458
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                         795
Liabilities                                                              (1,339)
                                                                     -----------
                                                                           (544)
                                                                     ===========
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 35,119,002 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $383,914
================================================================================
NET ASSET VALUE PER SHARE                                                 $10.93
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------
                                                       AMOUNT                PER
GROWTH PORTFOLIO                                        (000)              SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                     $827,733             $23.57
Undistributed Net Investment Income                      803                .02
Accumulated Net Realized Losses                     (434,773)            (12.38)
Unrealized Depreciation                               (9,849)              (.28)
--------------------------------------------------------------------------------
NET ASSETS                                          $383,914             $10.93
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                                GROWTH PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 2,759
  Interest                                                                   38
  Security Lending                                                            6
--------------------------------------------------------------------------------
  Total Income                                                            2,803
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
  Basic Fee                                                                 442
  Performance Adjustment                                                   (147)
  The Vanguard Group--Note C
  Management and Administrative                                             924
  Marketing and Distribution                                                 38
  Custodian Fees                                                             13
  Auditing Fees                                                              13
  Shareholders' Reports                                                      48
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
  Total Expenses                                                          1,332
  Expenses Paid Indirectly--Note D                                          (68)
--------------------------------------------------------------------------------
  Net Expenses                                                            1,264
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,539
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (34,108)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITES                                113,329
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                            $ 80,760
================================================================================


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                            GROWTH PORTFOLIO
                                                        YEAR ENDED DECEMBER 31,
                                                       -------------------------
                                                            2003            2002
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                 $ 1,539         $ 1,535
  Realized Net Gain (Loss)                              (34,108)       (190,923)
  Change in Unrealized Appreciation
   (Depreciation)                                       113,329          (7,355)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                              80,760        (196,743)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                  (1,288)         (2,010)
  Realized Capital Gain                                       --        (28,145)
--------------------------------------------------------------------------------
  Total Distributions                                    (1,288)        (30,155)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS 1
  Issued                                                 33,559          31,923
  Issued in Lieu of Cash Distributions                    1,288          30,155
  Redeemed                                              (44,332)       (115,546)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
  Capital Share Transactions                             (9,485)        (53,468)
--------------------------------------------------------------------------------
Total Increase (Decrease)                                69,987        (280,366)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                   313,927         594,293
--------------------------------------------------------------------------------
  End of Period                                        $383,914        $313,927
================================================================================
1 Shares Issued (Redeemed)
  Issued                                                  3,538           2,890
  Issued in Lieu of Cash Distributions                      141           2,369
  Redeemed                                               (4,641)        (10,528)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding            (962)         (5,269)
================================================================================

FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

--------------------------------------------------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,                     YEAR ENDED SEPTEMBER 30,
                                                     -----------------------      OCT. 1 TO      -------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003     2002     DEC. 31, 2001*        2001     2000     1999
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 8.70   $14.37             $12.01      $35.14   $28.96   $24.33
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .039      .05                .01         .04     .080      .16
  Net Realized and Unrealized Gain (Loss) on Investments  2.227   (4.97)               2.35     (16.73)    7.795     6.16
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      2.266   (4.92)              2.36      (16.69)    7.875     6.32
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.036)    (.05)                 --       (.09)   (.160)    (.16)
  Distributions from Realized Capital Gains                  --    (.70)                 --      (6.35)  (1.535)   (1.53)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.036)   (0.75)                 --      (6.44)  (1.695)   (1.69)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.93   $ 8.70             $14.37      $12.01   $35.14   $28.96
==========================================================================================================================
TOTAL RETURN                                             26.13%  -35.89%             19.65%     -57.31%   28.25%   27.27%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $384     $314               $594        $501   $1,302     $953
  Ratio of Total Expenses to Average Net Assets**         0.39%    0.41%             0.39%+       0.33%    0.31%    0.35%
  Ratio of Net Investment Income to Average Net Assets    0.45%    0.37%             0.28%+       0.18%    0.24%    0.59%
  Portfolio Turnover Rate                                   47%      49%                12%        136%      81%      50%
==========================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.01%), 0.00%, 0.00%, 0.00%, and 0.00%.
+ Annualized.




SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Alliance Capital Management L.P. provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio's performance relative to the Russell 1000 Growth Index. For the year ended December 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio's average net assets before a decrease of $147,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $59,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.06% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio's management and administrative expenses. For the year ended December 31, 2003, these arrangements reduced expenses by $68,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2003, the portfolio had $1,595,000 of ordinary income available for distribution. The portfolio had available realized losses of $434,703,000 to offset future net capital gains of $203,532,000 through December 31, 2009, $175,409,000 through December 31, 2010, $55,599,000 through
December 31, 2011, and $163,000 through December 31, 2012.

At December 31, 2003, net unrealized depreciation of investment securities for tax purposes was $9,849,000, consisting of unrealized gains of $35,285,000 on securities that had risen in value since their purchase and $45,134,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2003, the portfolio purchased $160,386,000 of investment securities and sold $170,371,000 of investment securities other than temporary cash investments.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of
Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 6, 2004

VANGUARD(R)CAPITAL GROWTH PORTFOLIO

During 2003, the Capital Growth Portfolio returned 37.2%, outpacing the return of the Standard & Poor's 500 Index by a remarkable 8.5 percentage points and besting the average return of multi-capitalization growth funds. The portfolio reaped especially strong returns from technology stocks, which were the broad market's best-performing sector. The portfolio also registered impressive returns from its health care stocks. In general, health care shares turned in middling results, but your portfolio's advisor, PRIMECAP Management, made some astute selections in the biotechnology and medical-device industries.

The table below shows the returns of your portfolio and its comparative standards over the past year and since the portfolio's inception in December 2002. Please note that the portfolio returns in Vanguard(R) Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.


--------------------------------------------------------------------------------
TOTAL RETURNS                                          DECEMBER 3, 2002* THROUGH
                                                               DECEMBER 31, 2003
                                                       -------------------------
                                                 AVERAGE             FINAL VALUE
                                   YEAR ENDED     ANNUAL            OF A $10,000
                            DECEMBER 31, 2003     RETURN      INITIAL INVESTMENT
--------------------------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO                37.2%      26.6%                 $12,887
S&P 500 Index                           28.7       21.4                   12,317
Average Multi-Cap Growth Fund**         35.4       24.9                   12,709
--------------------------------------------------------------------------------
*Portfolio inception.
**Derived from data provided by Lipper Inc.


THE PORTFOLIO FOUND SUCCESS WITH AND APART FROM THE CROWD

During the past year, the Capital Growth Portfolio generated excellent returns both in the market's strongest sectors and in industries that, in general, offered investors more modest rewards. Technology stocks of all kinds did well, but the advisor booked some fantastic gains from computer-chip makers and software companies that stand to benefit from a thaw in the long freeze on corporate America's capital-spending budgets.

Your portfolio also earned outstanding returns in sectors that, for the market as a whole, were relatively subdued. For example, the advisor's stock selections in the health care sector returned 45%, contributing more than 7 percentage points to the year's overall return. In the unmanaged benchmark, that same sector returned 15%. Your portfolio's excellent result reflected investments in biotechnology stocks that are benefiting from an improved regulatory climate and in medical-device makers that are reaping strong financial returns from impressive clinical innovations.

The portfolio's weak areas included a few auto & transportation stocks, principally airlines, and a small position in oil stocks, another below-market performer. Returns were also restrained by the portfolio's large cash position--11.7% of assets on average during 2003--which is an obvious hindrance in a rising stock market.

IT'S A PROMISING START FOR A LONG-TERM STRATEGY

The portfolio began operations just weeks before the start of 2003, so its since-inception results don't reveal anything that can't be gleaned from the one-year performance. Over this short time period, however, the essence of the advisor's strategy has become clear: an emphasis on mid- to large-capitalization stocks that boast growth prospects unrecognized by the market. The advisor invests heavily in its convictions. At the end of 2003, the portfolio's top ten holdings accounted for nearly 31% of its stocks. The top three holdings--FedEx, Guidant, and Adobe Systems--represented almost 12% of the portfolio's stocks.

THOUGH A NEW MARKET, SAME APPROACH IS BEST

With the market's resurgence, investor sentiment has shifted from anxious to somewhat speculative. Our advice today is the same counsel we offered during the stock market's long downturn. In any market environment, the keys to successful long- term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive--come what may. The Capital Growth Portfolio, which provides concentrated exposure to some of the market's most dynamic companies, can be an important component of such a plan.

Thank you for entrusting your assets to Vanguard.

REPORT FROM THE ADVISOR                                 CAPITAL GROWTH PORTFOLIO

The Capital Growth portfolio returned 37.2%, outperforming the gain of the S&P 500 Index and the average return of competing multi-cap growth funds.

THE INVESTMENT ENVIRONMENT

After a poor start to the year, the equity market staged a sharp recovery. The powerful rally began with the commencement of military operations in Iraq and was sustained by steadily improving economic data and strong growth in corporate earnings. Significant risks, however, remain--most notably the recent slowdown in the growth of the money supply (expansion of the money supply was a powerful stimulant during the past year) and the absence of significant job creation, particularly in the manufacturing sector. Lingering in the background are threats of terrorism, the increasing costs of rebuilding Iraq, and global overcapacity.

In our judgment, however, the positives outweigh the negatives. We're optimistic about corporate America's ability to generate better-than-expected earnings growth in an economic expansion that is deriving strength from a weaker U.S. dollar and the stimulative effects of the $350 billion tax-relief package signed into law in May. (About half of this tax cut will be realized by the end of 2004.) There is tremendous operating leverage built into today's lean corporate cost structures--a legacy of the spending cuts and productivity improvements required for survival during the market downturn. As demand picks up, this leverage should translate into rising profit margins on each incremental dollar of sales and, consequently, into surprisingly strong earnings growth.

INVESTMENT PHILOSOPHY

The advisor believes that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment advisor's assessment of such factors as their industry positions, browth potential, and expected profitability.


THE PORTFOLIO'S SUCCESSES

During 2003, we earned our best returns among stocks in the technology sector, including computer-chip maker Texas Instruments and Adobe Systems, the dominant provider of electronic document software.

On balance, the portfolio's largest holdings were the strongest performers. Medical device maker Guidant, which accounted for 4% of assets at year-end, was the single largest contributor to performance.

THE PORTFOLIO'S SHORTFALLS

We held some disappointing consumer-oriented stocks such as Sony and Eastman Kodak, both of which sustained double-digit declines. We also held a relatively high cash balance, which hampers performance in a rising stock market. On balance, however, our miscues did little to diminish the portfolio's 12-month performance.

OUR OUTLOOK

Our investment outlook has not changed significantly since the beginning of 2003. We believe that the potential for growth continues to lie more in the industrial sectors than with the consumer. Economically sensitive stocks have been hit hard over the past few years and, in our opinion, offer the most attractive investment opportunities. Along these lines, we have been selectively adding to technology and producer durables companies, which seem especially well positioned for continued economic recovery. We're also optimistic about health care, particularly biotechnology and biotechnology-related industries.

The market's relatively high valuations could prove a challenge, but we believe that current estimates for corporate earnings understate the profit growth that could materialize in a reasonably strong economic expansion. In other words, our estimates indicate that stocks are more reasonably priced than the consensus would suggest. We continue to believe that stocks are more attractive than bonds or cash equivalents.

HOWARD B. SCHOW, PORTFOLIO MANAGER
THEO A. KOLOKOTRONES, PORTFOLIO MANAGER
JOEL P. FRIED, PORTFOLIO MANAGER

PRIMECAP MANAGEMENT COMPANY, LLP
JANUARY 16, 2004

PORTFOLIO  PROFILE                                      CAPITAL GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                    COMPARATIVE
                                          PORTFOLIO      INDEX*
--------------------------------------------------------------------------------
Number of Stocks                                 99         500
Median Market Cap                            $18.6B      $52.3B
Price/Earnings Ratio                          36.2x       22.6x
Price/Book Ratio                               2.9x        3.2x
Yield                                          0.4%        1.6%
Return on Equity                              16.7%       21.4%
Earnings Growth Rate                           6.4%        7.7%
Foreign Holdings                               7.7%        0.0%
Turnover Rate                                    7%          --
Expense Ratio                                 0.48%          --
Short-Term Reserves                              8%          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

FedEx Corp.                                                4.6%
  (transportation services)
Guidant Corp.                                              4.0
  (medical)
Adobe Systems, Inc.                                        3.2
  (software)
Texas Instruments, Inc.                                    3.1
  (electronics)
Novartis AG ADR                                            3.1
  (pharmaceuticals)
ConocoPhillips Co.                                         2.9
   (oil)
Biogen Idec Inc.                                           2.6
  (biotechnology)
Microsoft Corp.                                            2.5
  (software)
Hughes Electronics Corp.                                   2.3
  (telecommunications services)
Caterpillar, Inc.                                          2.3
  (manufacturing)
--------------------------------------------------------------------------------
Top Ten                                                   30.6%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                    COMPARATIVE
                                          PORTFOLIO      INDEX*
--------------------------------------------------------------------------------
Auto & Transportation                           10%          3%
Consumer Discretionary                          14          14
Consumer Staples                                 0           8
Financial Services                               5          22
Health Care                                     19          13
Integrated Oils                                  4           4
Other Energy                                     3           2
Materials & Processing                           7           4
Producer Durables                                6           4
Technology                                      23          16
Utilities                                        1           7
Other                                            0           3
--------------------------------------------------------------------------------
Short-Term Reserves                              8%          --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap                                    Large
Style                                        Growth
--------------------------------------------------------------------------------

*S&P 500 Index.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

PERFORMANCE SUMMARY                                     CAPITAL GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                        DECEMBER 3, 2002-DECEMBER 31, 2003

     DATE              CAPITAL GROWTH       S&P 500 INDEX      AVERAGE MULTI-CAP
                            PORTFOLIO                                GROWTH FUND
--------------------------------------------------------------------------------
12/3/2002                       10000               10000                  10000
   200212                        9390                9571                   9390
   200303                        9325                9270                   9321
   200306                       10876               10697                  10921
   200309                       11526               10980                  11447
   200312                       12887               12317                  12709
--------------------------------------------------------------------------------


                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED DECEMBER 31, 2003      FINAL VALUE
--------------------------------------------------------------------------------
                                      ONE            SINCE          OF A $10,000
                                     YEAR       INCEPTION*            INVESTMENT
Capital Growth Portfolio           37.24%              26.56%            $12,887
S&P 500 Index                      28.68               21.35              12,317
Average Multi-Cap Growth Fund*     35.35               24.94              12,709
--------------------------------------------------------------------------------
*December 3, 2002.
**Derived from data provided by Lipper Inc.
Note: See FINANCIAL HIGHLIGHTS table for dividend and capital gains information.


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 3, 2002-DECEMBER 31, 2003

FISCAL YEAR           TOTAL RETURN               S&P 500 Index
       2002                   -6.1                        -4.3
       2003                   37.2                        28.7
--------------------------------------------------------------------------------

ABOUT YOUR PORTFOLIO'S EXPENSES                         CAPITAL GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                   COST OF $10,000     PORTFOLIO     PEER GROUP*
                           INVESTMENT IN PORTFOLIO EXPENSE RATIO   EXPENSE RATIO
--------------------------------------------------------------------------------
Capital Growth Portfolio                       $57         0.48%           1.76%
--------------------------------------------------------------------------------
*Average Multi-Cap Growth Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios since the portfolio's inception in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                           DECEMBER 31, 2003
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CAPITAL GROWTH PORTFOLIO                                  SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.0%)
--------------------------------------------------------------------------------
Auto & Transportation (9.7%)
  FedEx Corp.                                             56,600           3,820
  Union Pacific Corp.                                     25,200           1,751
  Southwest Airlines Co.                                  55,750             900
* AMR Corp.                                               36,100             468
  United Parcel Service, Inc.                              5,950             444
* Alaska Air Group, Inc.                                  12,450             340
  Delta Air Lines, Inc.                                   21,450             253
  ArvinMeritor, Inc.                                       5,250             127
                                                                          ------
                                                                           8,103
                                                                          ------
Consumer Discretionary (14.2%)
* Hughes Electronics Corp.                               117,761           1,949
* Costco Wholesale Corp.                                  27,150           1,009
* eBay Inc.                                               15,350             991
  TJX Cos., Inc.                                          43,050             949
* Robert Half International, Inc.                         36,150             844
  Washington Post Co. Class B                              1,000             791
  Target Corp.                                            17,900             687
* Time Warner, Inc.                                       36,800             662
  Lowe's Cos., Inc.                                       11,450             634
  Eastman Kodak Co.                                       20,500             526
  The Walt Disney Co.                                     21,800             509
  Sabre Holdings Corp.                                    20,950             452
* The Neiman Marcus Group, Inc. Class A                    6,500             349
  Carnival Corp.                                           8,300             330
* Accenture Ltd.                                          10,650             280
* The Neiman Marcus Group, Inc. Class B                    4,500             225
  Manpower Inc.                                            4,500             212
  The McClatchy Co. Class A                                3,050             210
  Best Buy Co., Inc.                                       3,400             178
* Liberty Media Corp.                                      5,850              70
                                                                       ---------
                                                                          11,857
                                                                       ---------
Financial Services (4.5%)
  The Chubb Corp.                                         15,300           1,042
  J.P. Morgan Chase & Co.                                 20,850             766
  Bank One Corp.                                          15,950             727
  American International Group, Inc.                       4,400             292
  Transatlantic Holdings, Inc.                             3,500             283
  The Bank of New York Co., Inc.                           6,650             220
  Capital One Financial Corp.                              2,900             178
  Freddie Mac                                              2,750             160
  Wells Fargo & Co.  \                                     2,100             124
                                                                       ---------
                                                                           3,792
                                                                       ---------
Health Care (18.5%)
  Guidant Corp.                                           55,800           3,359
  Novartis AG ADR                                         56,350           2,586
* Biogen Idec Inc.                                        58,297           2,144
  Pfizer Inc.                                             51,060           1,804
  Eli Lilly & Co.                                         20,700           1,456
* Genentech, Inc.                                         14,350           1,343
* Genzyme Corp.-General Division                          22,850           1,127
  Medtronic, Inc.                                         17,300             841
* Sepracor Inc.                                           15,750             377
* Millipore Corp.                                          8,650             372
  Bristol-Myers Squibb Co.                                 2,450              70
                                                                       ---------
                                                                          15,479
                                                                       ---------
Integrated Oils (3.8%)
  ConocoPhillips Co.                                      37,100           2,433
  Amerada Hess Corp.                                      12,450             662
  Unocal Corp.                                             2,000              74
                                                                       ---------
                                                                           3,169
                                                                       ---------
Other Energy (2.9%)
  Pogo Producing Co.                                      13,900             671
  Noble Energy, Inc.                                      14,950             664
  Anadarko Petroleum Corp.                                11,950             609
  Schlumberger Ltd.                                        6,250             342
  El Paso Corp.                                           14,050             115
                                                                       ---------
                                                                           2,401
                                                                       ---------
Materials & Processing (6.8%)
  Dow Chemical Co.                                        27,400           1,139
  Potash Corp. of Saskatchewan, Inc.                      11,850           1,025
  Weyerhaeuser Co.                                        11,950             765
  Sigma-Aldrich Corp.                                     10,950             626
  Temple-Inland Inc.                                       7,800             489
  Engelhard Corp.                                         15,150             454
  Monsanto Co.                                            15,000             432
  Granite Construction Co.                                14,500             341
  MacDermid, Inc.                                          6,950             238
  Fluor Corp.                                              4,500             178
  Rohm & Haas Co.                                            500              21
                                                                       ---------
                                                                           5,708
                                                                       ---------
Producer Durables (5.8%)
  Caterpillar, Inc.                                       22,650           1,880
  Tektronix, Inc.                                         19,850             627
* Plantronics, Inc.                                       15,850             517
  Deere & Co.                                              7,550             491
* LM Ericsson Telephone Co. ADR Class B                   19,800             350
  Donaldson Co., Inc.                                      4,000             237
  Kennametal, Inc.                                         5,900             234
  W.W. Grainger, Inc.                                      4,450             211
* Agilent Technologies, Inc.                               5,450             159
  Pall Corp.                                               3,500              94
                                                                       ---------
                                                                           4,800
                                                                       ---------
Technology (22.8%)
  Adobe Systems, Inc.                                     67,700           2,661
  Texas Instruments, Inc.                                 88,800           2,609
  Microsoft Corp.                                         76,500           2,107
  Intel Corp.                                             54,800           1,765
* Micron Technology, Inc.                                127,000           1,711
  Hewlett-Packard Co.                                     48,250           1,108
  Motorola, Inc.                                          78,450           1,104
  QUALCOMM Inc.                                           18,450             995
  Sony Corp. ADR                                          28,400             985
* Citrix Systems, Inc.                                    38,900             825
* Nortel Networks Corp.                                  179,300             758
  Applera Corp.-Applied Biosystems Group                  32,200             667
  Raytheon Co.                                            15,900             478
* Corning, Inc.                                           37,250             388
  Symbol Technologies, Inc.                               18,350             310
* Tellabs, Inc.                                           35,800             302
* Coherent, Inc.                                           8,950             213
* Intuit, Inc.                                             1,300              69
                                                                       ---------
                                                                          19,055
                                                                       ---------
Utilities (0.9%)
  Sprint Corp.                                            35,850             589
* Cox Communications, Inc. Class A                         4,400             152
                                                                       ---------
                                                                             741
                                                                       ---------
Other (1.1%)
* Berkshire Hathaway Inc. Class B                            312             878
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $65,530)                                                         75,983
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CAPITAL GROWTH PORTFOLIO                                  SHARES           (000)
--------------------------------------------------------------------------------
PREFERRED STOCK (0.9%)
--------------------------------------------------------------------------------
News Corp. Ltd. Pfd. ADR
  (Cost $648)                                             23,321             705
--------------------------------------------------------------------------------

                                                            Face
                                                          Amount
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (7.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  0.98%, 1/2/2004
  (Cost $6,624)                                         $  6,624           6,624
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (Cost $72,802)                                                          83,312
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                         357
Liabilities                                                                (200)
                                                                       ---------
                                                                             157
-----------------------------------------------------------------------=========
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 6,478,466 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                              $83,469
================================================================================
NET ASSET VALUE PER SHARE                                                 $12.88
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.


--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                          $72,428       $   11.18
Undistributed Net Investment Income                          158             .02
Accumulated Net Realized Gains                               373             .06
Unrealized Appreciation                                   10,510            1.62
--------------------------------------------------------------------------------
NET ASSETS                                               $83,469          $12.88
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                        CAPITAL GROWTH PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                                $ 288
  Interest                                                                    43
--------------------------------------------------------------------------------
Total Income                                                                 331
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B                                              57
The Vanguard Group--Note C
  Management and Administrative                                               68
  Marketing and Distribution                                                   3
Custodian Fees                                                                29
Auditing Fees                                                                 13
Shareholders' Reports                                                          1
--------------------------------------------------------------------------------
Net Expenses                                                                 171
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        160
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                       372
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENT SECURITIES                                  11,129
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                              $11,661
================================================================================



STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      CAPITAL GROWTH PORTFOLIO
                                                    ----------------------------
                                                    YEAR ENDED         DEC 3* TO
                                                 DEC. 31, 2003     DEC. 31 ,2002
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                 $ 160               $ 3
  Realized Net Gain (Loss)                                372                 1
  Change in Unrealized Appreciation
    (Depreciation)                                     11,129              (619)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                           11,661              (615)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                    (5)                --
  Realized Capital Gain                                     --                --
--------------------------------------------------------------------------------
    Total Distributions                                    (5)                --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS 1
  Issued                                               64,883            10,000
  Issued in Lieu of Cash Distributions                      5                 --
  Redeemed                                             (2,460)                --
--------------------------------------------------------------------------------
   Net Increase (Decrease) from
   Capital Share Transactions                          62,428            10,000
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            74,084             9,385
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                   9,385                 --
--------------------------------------------------------------------------------
  End of Period                                       $83,469            $9,385
================================================================================

1 Shares Issued (Redeemed)
  Issued                                                5,684             1,000
  Issued in Lieu of Cash Distributions                      1                 --
  Redeemed                                               (207)                --
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding         5,478             1,000
================================================================================
*Inception.

FINANCIAL HIGHLIGHTS

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                      DEC. 3* TO
                                                    YEAR ENDED          DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD   DEC. 31, 2003              2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 9.39            $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .051**              .01
  Net Realized and Unrealized Gain
    (Loss) on Investments                               3.444              (.62)
--------------------------------------------------------------------------------
  Total from Investment Operations                      3.495              (.61)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (.005)                --
  Distributions from Realized Capital Gains                 --                --
--------------------------------------------------------------------------------
  Total Distributions                                   (.005)                --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $12.88             $9.39
================================================================================
TOTAL RETURN                                            37.24%            -6.10%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $83                $9
  Ratio of Total Expenses to Average Net Assets          0.48%            0.47%+
  Ratio of Net Investment Income to Average Net Assets   0.45%            0.86%+
  Portfolio Turnover Rate                                   7%                0%
================================================================================
* Inception.
**Calculated based on average shares outstanding.
+ Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2003, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $10,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio's net assets and 0.01% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2003, the portfolio had $531,000 of ordinary income and $19,000 of long-term capital gains available for distribution.

At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $10,510,000, consisting of unrealized gains of $10,630,000 on securities that had risen in value since their purchase and $120,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2003, the portfolio purchased $58,873,000 of investment securities and sold $2,278,000 of investment securities, other than temporary cash investments.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 6, 2004

VANGUARD(R)SMALL COMPANY GROWTH PORTFOLIO

Small-capitalization stocks posted remarkable gains during 2003, handily outpacing the market's larger stocks. The Small Company Growth Portfolio logged its best calendar-year showing since 1999. The small-cap rally was so powerful that the portfolio's 41.1% gain actually qualified as "underperformance" relative to the returns of its unmanaged benchmark index and its peer-group average. In a somewhat speculative climate, the portfolio's attention to earnings and valuation depressed relative return.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns since the portfolio's June 1996 inception. Please note that the portfolio returns in Vanguard(R) Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

--------------------------------------------------------------------------------
TOTAL RETURNS                                              JUNE 3, 1996* THROUGH
                                                               DECEMBER 31, 2003
                                           -------------------------------------
                                                    AVERAGE          FINAL VALUE
                                     YEAR ENDED      ANNUAL         OF A $10,000
                              DECEMBER 31, 2003      RETURN   INITIAL INVESTMENT
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO            41.1%       13.0%              $25,208
 Russell 2500 Growth Index                46.3         4.5                13,931
 Average Small-Cap Growth Fund**          44.4         6.6                16,200
 Wilshire 5000 Index                      31.6         8.1                18,088
--------------------------------------------------------------------------------
*Portfolio inception.
**Derived from data provided by Lipper Inc.


ABSOLUTE AND RELATIVE RETURNS DIVERGED

Although the Small Company Growth Portfolio enjoyed strong returns across the board, it fell short of the index's returns in important segments. During 2003, Vanguard changed the fund's primary benchmark from the Russell 2000 Growth Index to the broader Russell 2500 Growth Index, which we consider a better fit. For example, the portfolio registered its biggest gains in technology stocks, as software and hardware makers surged on the strength of corporate America's renewed investment in capital projects. The portfolio's technology stocks returned more than 60%, accounting for some 11 percentage points of the year's overall return. However, these holdings returned less than the benchmark's tech stocks-- a result of your portfolio's tendency to avoid unprofitable, more speculative stocks. In 2003, these same shares registered the most extraordinary gains. The portfolio also recorded weak relative returns in consumer-oriented sectors, particularly among retailers, and in the auto & transportation sector.

The portfolio enjoyed better relative (but lower absolute) returns in the health care and financial services sectors. The two investment advisors, Granahan Investment Management and Grantham, Mayo, Van Otterloo & Co., identified benchmark-beating stocks in each industry group, including biotechnology firms and medical equipment makers, and brokerage firms and asset managers.

LONG-TERM RECORD IS IMPRESSIVE

Since its June 1996 inception, the Small Company Growth Portfolio's pursuit of growth with attention to valuation has produced peer- and index-beating returns. Its average annual return of 13.0% has transformed a hypothetical initial investment of $10,000 into $25,208. The peer group has generated an average annual return of 6.6%, transforming the same initial investment into just $16,200-- a difference in wealth accumulation equal to 90% of the initial outlay. Your portfolio has also handily outpaced the Russell 2500 Growth Index. It's unlikely that your portfolio can sustain this extraordinary margin of outperformance, but the results thus far validate its disciplined approach to selecting small growth stocks.

THOUGH A NEW MARKET, SAME APPROACH IS BEST

In last year's letter to you, we reported a total return of -24.0%. Although the market's resurgence has made for a more pleasant report, it has in no way altered the advice we offered to investors during the stock market's long downturn. In any market environment, the keys to successful long-term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive--come what may. The Small Company Growth Portfolio can be a modest, but important, part of such a plan, offering exposure to some of the economy's most dynamic companies.

Thank you for entrusting your assets to Vanguard.

REPORT FROM THE ADVISOR                           SMALL COMPANY GROWTH PORTFOLIO

The Small Company Growth Portfolio returned 41.1% in 2003, a strong absolute gain but one that lagged the 46.3% performance of the Russell 2500 Growth Index.

THE INVESTMENT ENVIRONMENT

The strong stock market gains in the first half of 2003 only accelerated in the second half of the year. This was especially true of small-company stocks, both growth and value. All industry sectors in the Russell 2500 Growth Index posted gains for the year, led by a 73% advance in technology. Energy had the smallest increase, but still gained 22%.

In our midyear report to you, we noted several reasons for the first-half strength in the market, including an improvement in corporate earnings and low interest rates. The generally strong corporate earnings reported in the second half of the year, combined with positive stirrings in some companies' revenue projections (undoubtedly influenced by the weakening in the U.S. dollar), supported our midyear optimism.

OUR SUCCESSES AND SHORTFALLS

More than 70% of our portfolio holdings advanced in the second half of the year; the same percentage with winning records as in the first half. (We manage about 69% of the portfolio's assets; Grantham, Mayo, Van Otterloo & Co. manages the balance.) Interestingly, the percentage of companies in our portion of the portfolio that reported improved earnings during the year was also close to 70%.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY

The advisor believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $2 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.
--------------------------------------------------------------------------------

Of the eight major industry sectors, our selections outperformed in four--health care, financial services, producer durables, and materials & processing--relative to the index. Unfortunately, as a group these sectors accounted for, on average, only 38% of the assets in the portfolio. Our choices in the larger consumer discretionary, technology, and auto & transportation sectors--which together represented almost half of portfolio assets--underperformed.

Our stock selections in the producer durables and materials & processing groups, in which we had overweights relative to the index, helped the portfolio's performance. Among our winners were SpectraLink (workplace wireless communication systems), Zygo (optical and other components for semiconductor manufacturing), Plantronics (headsets), and Garmin (global positioning devices), each of which approximately doubled in price as its earnings accelerated. Other notable selections were Dycom Industries (contractor to telecommunications and cable companies) and Chicago Bridge & Iron (specialized steel structures)--both of which had significant increases in earnings--and Hughes Supply (distributor of construction and industrial materials).

In health care, the performance of our stocks was good, but our results were hampered by an underweight in the sector relative to the benchmark. Our more successful holdings included Beverly Enterprises (nursing homes and other long-term health care facilities), Onyx Pharmaceuticals (viral research), Protein Design Labs (monoclonal antibodies research), Orthofix International
(orthopedic equipment), and Henry Schein (dental and medical supplies distributor).

Our financial services stocks also performed well, but our modest underweight in the sector compared with the benchmark detracted from our relative return. Winners here included CheckFree (transaction processing and servicing) and the asset management and brokerage services firms Legg Mason, Jefferies Group, and Ameritrade (in which we recently reduced our stake based on its price).

On the negative side, as mentioned above, our stock selections in the consumer discretionary, technology, and auto & transportation sectors underperformed. Our consumer discretionary holdings--the largest group in the portfolio--included several stocks that performed well, such as NetFlix.com (online video rentals) and iVillage (online women's network), but the group also included some problem stocks, among them FTI Consulting (turnaround consulting services), G&K Services (uniform rentals), Stage Stores (regional apparel chain), and BJ's Wholesale Club (retailer). Other underperformers in the sector were Too (girls apparel) and Insight Communications (regional cable provider), and we partially sold our positions in each during the year. In the case of Insight, however, we reversed our decision and recently began to add to our position.

Our largest gains in absolute terms were in technology, but here also our selections lagged on a relative basis. While five of our top ten contributors in 2003 were technology stocks, several of our larger tech positions hurt the portfolio's performance. The biggest detractor was Monolithic System Technology, a licenser of semiconductor memory technology. The company's earnings waned due to a drop in the implementation of new applications. Interland, a provider of Web-hosting services for small companies, experienced a flattening in revenues that affected earnings. We eliminated both of these stocks from the portfolio in 2003.

Finally, our selections in the auto & transportation sector also detracted from the portfolio's performance relative to the benchmark. Specifically, large portfolio holdings Tidewater (energy service boats) and Heartland Express (trucking firm) underperformed. However, we expect Tidewater's earnings to improve in 2004 and Heartland's earnings to continue to grow.

OUR INVESTMENT OUTLOOK

Corporate earnings were stronger in 2003, but these increased earnings were primarily due to productivity gains and cost controls rather than to increased sales. The question for 2004 is whether there will be more meaningful sales growth. We saw some acceleration in sales growth among our holdings in the portfolio toward the end of 2003, with noticeable strength among technology companies.

Finally, with regard to the stocks' valuations, the strong market gains in 2003 kept price/earnings (P/E) valuations high; on a trailing 12-month earnings basis, the assets we manage in the portfolio have a relatively high P/E of more than 35. However, we consider this valuation justified by our expectations of significant growth in corporate earnings in 2004 and of relatively low interest rates.

JOHN J. GRANAHAN, PORTFOLIO MANAGER
GARY C. HATTON, ASSISTANT PORTFOLIO MANAGER
JANE M. WHITE, ASSISTANT PORTFOLIO MANAGER
GRANAHAN INVESTMENT MANAGEMENT, INC.

JANUARY 14, 2004

PORTFOLIO PROFILE                                 SMALL COMPANY GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

---------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                COMPARATIVE           BROAD
                                PORTFOLIO           INDEX*         INDEX**
---------------------------------------------------------------------------
Number of Stocks                      503             1,578           5,216
Median Market Cap                   $1.2B             $1.5B          $29.3B
Price/Earnings Ratio                36.2x             38.7x           25.6x
Price/Book Ratio                     3.1x              3.6x            3.1x
Yield                                0.0%              0.4%            1.5%
Return on Equity                    13.6%             14.1%           15.9%
Earnings Growth Rate                16.0%             14.5%            5.3%
Foreign Holdings                     3.1%              0.0%            0.8%
Turnover Rate                         64%                --              --
Expense Ratio                       0.55%                --              --
Short-Term Reserves                    8%                --              --
---------------------------------------------------------------------------


-----------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

FLIR Systems, Inc. (electronics)                       1.4%
Foundry Networks, Inc. (computer hardware)             1.3
Maxtor Corp. (computer technology)                     1.3
Bausch & Lomb, Inc. (medical)                          1.2
Henry Schein, Inc. (medical)                           1.2
Red Hat, Inc. (software)                               1.1
Heartland Express, Inc. (transportation)               1.0
Western Digital Corp. (computer technology)            0.9
The Dun & Bradstreet Corp. (financial services)        0.9
Mentor Corp. (medical)                                 0.8
-----------------------------------------------------------
Top Ten                                               11.1%
-----------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

---------------------------------------------------------------------------
VOLATILITY MEASURES
                                       COMPARATIVE                    BROAD
                        PORTFOLIO           INDEX*     PORTFOLIO    INDEX**
---------------------------------------------------------------------------
R-Squared                    0.93             1.00          0.81       1.00
Beta                         0.76             1.00          1.05       1.00
---------------------------------------------------------------------------

---------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                     COMPARATIVE      BROAD
                                         PORTFOLIO        INDEX*    INDEX**
---------------------------------------------------------------------------
Auto & Transportation                           5%            4%         3%
Consumer Discretionary                         24            22         15
Consumer Staples                                0             2          7
Financial Services                             10            13         23
Health Care                                    15            22         13
Integrated Oils                                 0             0          3
Materials & Processing                          3             4          2
Other Energy                                    3             4          4
Producer Durables                               7             7          4
Technology                                     23            21         15
Utilities                                       2             1          6
Other                                           0             0          5
---------------------------------------------------------------------------
Short-Term Reserves                             8%            --         --
---------------------------------------------------------------------------

-------------------------------
INVESTMENT FOCUS

STYLE                    Growth
MARKET CAP                Small
-------------------------------

---------------------------------
*Russell 2500 Growth Index.
**Wilshire 5000 Index.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

PERFORMANCE SUMMARY                               SMALL COMPANY GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JUNE 3, 1996-DECEMBER 31, 2003

                 SMALL                                                   AVERAGE
               COMPANY                                 RUSSELL 2000    SMALL-CAP
                GROWTH        WILSHIRE    RUSSELL 2500       GROWTH       GROWTH
             PORTFOLIO      5000 INDEX    GROWTH INDEX        INDEX       FUND**

6/3/1996         10000           10000           10000        10000        10000
  199606          9530            9944            9536         9384         9530
  199609          9840           10225            9667         9304         9772
  199612          9751           10930            9757         9328         9723
  199703          8887           11001            8976         8350         8600
  199706         10062           12859           10435         9816        10230
  199709         12021           14114           12171        11476        12054
  199712         11045           14351           11197        10536        11130
  199803         12385           16254           12444        11787        12475
  199806         11448           16570           11837        11110        11975
  199809          9604           14577            9209         8626         9207
  199812         11923           17713           11544        10665        11579
  199903         10989           18382           11422        10486        11211
  199906         13110           19816           13341        12032        12977
  199909         13060           18506           12879        11441        13236
  199912         19236           21886           17948        15261        18831
  200003         22306           22721           20667        16678        21683
  200006         22735           21702           19239        15448        20466
  200009         23112           21739           18673        14835        20723
  200012         22275           19502           15060        11838        17899
  200103         20057           17094           12061        10038        14367
  200106         23435           18372           14626        11843        16580
  200109         18983           15451           10666         8517        12800
  200112         23521           17362           13429        10746        15967
  200203         23518           17529           13032        10535        15307
  200206         20746           15319           10865         8882        12909
  200209         16945           12743            8793         6970        10615
  200212         17869           13740            9522         7494        11222
  200303         17143           13316            9217         7203        10593
  200306         20826           15513           11311         8943        12742
  200309         22585           16089           12438         9879        14231
  200312         25208           18088           13931        11132        16200
--------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED DECEMBER 31, 2003
                                 ----------------------------------- FINAL VALUE
                                     ONE       FIVE          SINCE  OF A $10,000
                                    YEAR       YEARS    INCEPTION*    INVESTMENT
--------------------------------------------------------------------------------
Small Company Growth Portfolio     41.07%      16.15%       12.98%       $25,208
Wilshire 5000 Index                31.64        0.42         8.14         18,088
Russell 2500 Growth Index          46.31        3.83         4.47         13,931
Russell 2000 Growth Index          48.54        0.86         1.43         11,132
Average Small-Cap Growth Fund**    44.36        6.95         6.57         16,200
--------------------------------------------------------------------------------
*June 3, 1996.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 3, 1996-DECEMBER 31, 2003


                                SMALL                RUSSELL 2500
                           COMPANY GROWTH            GROWTH INDEX

1996                             -2.5                    -2.4
1997                             13.3                    14.8
1998                              7.9                     3.1
1999                             61.3                    55.5
2000                             15.8                   -16.1
2001                              5.6                   -10.8
2002                            -24.0                   -29.1
2003                             41.1                    46.3
--------------------------------------------------------------------------------

ABOUT YOUR PORTFOLIO'S EXPENSES                   SMALL COMPANY GROWTH PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                   COST OF $10,000       PORTFOLIO   PEER GROUP*
                           INVESTMENT IN PORTFOLIO   EXPENSE RATIO EXPENSE RATIO
--------------------------------------------------------------------------------
Small Company Growth Portfolio                 $66           0.55%         1.74%
--------------------------------------------------------------------------------
*Average Small-Cap Growth Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2003

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
SMALL COMPANY GROWTH PORTFOLIO                      SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.6%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (4.8%)
  Heartland Express, Inc.                          263,263        $        6,368
  C.H. Robinson Worldwide, Inc.                    118,300                 4,485
* Aviall Inc.                                      246,500                 3,823
* TBC Corp.                                        141,900                 3,662
  Polaris Industries, Inc.                          37,200                 3,295
  Tidewater Inc.                                    89,300                 2,668
* JetBlue Airways Corp.                             28,500                   756
* Navistar International Corp.                      13,300                   637
* AMR Corp.                                         46,600                   603
  Lear Corp.                                         9,300                   570
* AirTran Holdings, Inc.                            40,900                   487
* Continental Airlines, Inc. Class B                29,900                   486
* J.B. Hunt Transport Services, Inc.                15,600                   421
* Mesa Air Group Inc.                               30,200                   378
* Landstar System, Inc.                              5,600                   213
* EGL, Inc.                                         11,600                   204
  ArvinMeritor, Inc.                                 8,300                   200
  Superior Industries International, Inc.            3,600                   157
* Gulfmark Offshore, Inc.                            7,800                   109
  Quixote Corp.                                      2,800                    68
                                                                  --------------
                                                                  $       29,590
                                                                  --------------
CONSUMER DISCRETIONARY (23.1%)
  ADVERTISING AGENCIES (0.1%)
  Harte-Hanks, Inc.                                 24,300                   529
* Catalina Marketing Corp.                          16,900                   341

CABLE TELEVISION SERVICES (0.4%)
* Insight Communications Co., Inc.                 205,900                 2,123
* TiVo Inc.                                         52,500                   389

CASINO & Gambling (0.9%)
* Shuffle Master, Inc.                              75,700                 2,621
  GTECH Holdings Corp.                              18,500                   916
  Mandalay Resort Group                             15,400                   689
  Station Casinos, Inc.                             21,100                   646
* Scientific Games Corp.                            33,000                   561
* Isle of Capri Casinos, Inc.                        7,300                   157

COMMERCIAL INFORMATION SERVICES (0.2%)
* Arbitron Inc.                                     17,500                   730
* Ask Jeeves, Inc.                                  26,900                   487
* Neoforma, Inc.                                    12,000                   128

CONSUMER ELECTRONICS (1.3%)
* NetFlix.com, Inc.                                 70,300                 3,845
* iVillage Inc.                                    360,100                 1,289
* VeriSign, Inc.                                    62,600                 1,020
* Earthlink, Inc.                                   50,900                   509
* FindWhat.com                                      24,600                   461
* CNET Networks, Inc.                               49,400                   337
* DoubleClick Inc.                                  32,300                   330
* United Online, Inc.                               15,000                   252

CONSUMER PRODUCTS (0.3%)
* USANA Health Sciences, Inc.                       14,400                   441
  Blyth, Inc.                                       11,200                   361
  Oakley, Inc.                                      23,600                   327
  Matthews International Corp.                       7,600                   225
  The Topps Co., Inc.                               20,000                   205
  The Nautilus Group, Inc.                          13,950                   196
* RC2 Corp.                                          8,000                   166

COSMETICS (0.4%)
* Helen of Troy Ltd. 116,700 2,702

EDUCATION SERVICES (1.3%)
* Education Management Corp.                        89,400                 2,775
* DeVry, Inc.                                       51,200                 1,287
* Career Education Corp.                            28,000                 1,122
* ITT Educational Services, Inc.                    18,700                   878
* Corinthian Colleges, Inc.                         13,900                   772
* The Princeton Review, Inc.                        66,000                   644
* Bright Horizons Family Solutions, Inc.            13,000                   546

ENTERTAINMENT (0.6%)
* Movie Gallery, Inc.                              107,600                 2,010
* Hollywood Entertainment Corp.                    136,200                 1,873

HOTEL/MOTEL (0.3%)
  Intrawest Corp.                                  108,400                 2,004
  Fairmont Hotels & Resorts, Inc.                   13,000                   353

HOUSEHOLD FURNISHINGS (1.3%)
* Select Comfort Corp.                             154,400                 3,823
* Kirkland's, Inc.                                 166,000                 2,932
* Bombay Co.                                        52,500                   427
  Ethan Allen Interiors, Inc.                        8,400                   352
  American Woodmark Corp.                            3,900                   215
  Stanley Furniture Co., Inc.                        3,900                   123

JEWELRY WATCHES & Gems (0.2%)
  Tiffany & Co.                                     15,500                   701
* Fossil, Inc.                                      11,100                   311

LEISURE TIME (0.9%)
* West Marine, Inc.                                122,000                 3,393
  Callaway Golf Co.                                 74,400                 1,254
* SCP Pool Corp.                                    12,475                   408
* Bally Total Fitness Holding Corp.                 25,700                   180

PHOTOGRAPHY (0.1%)
* Imax Corp.                                        85,015                   672

RADIO & Television Broadcasters (0.5%)
* XM Satellite Radio Holdings, Inc.                 47,500                 1,252
* Entercom Communications Corp.                     14,000                   741
* Radio One, Inc. Class D                           38,000                   733
  World Wrestling Entertainment, Inc.                9,600                   126

RENT LEASE SERVICES (0.5%)
* Rent-A-Center, Inc.                              111,100                 3,320

RESTAURANTS (1.4%)
  Ruby Tuesday, Inc.                                66,400                 1,892
* California Pizza Kitchen, Inc.                    53,200                 1,071
* Krispy Kreme Doughnuts, Inc.                      28,000                 1,025
  Applebee's International, Inc.                    22,500                   884
* Chicago Pizza & Brewery, Inc.                     55,000                   821
  CBRL Group, Inc.                                  16,300                   624

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
SMALL COMPANY GROWTH PORTFOLIO                      SHARES                 (000)
--------------------------------------------------------------------------------
* CEC Entertainment Inc.                            10,600        $          502
  Outback Steakhouse                                10,900                   482
* P.F. Chang's China Bistro, Inc.                    8,800                   448
* Rare Hospitality International Inc.               12,600                   308
* Papa John's International, Inc.                    8,400                   280
* Jack in the Box Inc.                               9,400                   201
* Ryan's Family Steak Houses, Inc.                  12,500                   189

RETAIL (6.8%)
* Chico's FAS, Inc.                                127,800                 4,722
* MarineMax, Inc.                                  241,100                 4,685
* Hibbett Sporting Goods, Inc.                     119,550                 3,563
* Hot Topic, Inc.                                  102,000                 3,005
  Fred's, Inc.                                      92,500                 2,866
* FreeMarkets, Inc.                                365,400                 2,445
  MSC Industrial Direct Co., Inc. Class A           87,200                 2,398
* Too Inc.                                         103,000                 1,739
  Claire's Stores, Inc.                             73,200                 1,379
* CarMax, Inc.                                      40,600                 1,256
* Tuesday Morning Corp.                             39,800                 1,204
* Finlay Enterprises, Inc.                          82,800                 1,170
  Ross Stores, Inc.                                 41,200                 1,089
* Advance Auto Parts, Inc.                           9,400                   765
* O'Reilly Automotive, Inc.                         17,000                   652
* AnnTaylor Stores Corp.                            16,500                   643
* Tractor Supply Co.                                15,800                   614
* Pacific Sunwear of California, Inc.               28,575                   603
* Dick's Sporting Goods, Inc.                       12,000                   584
* Aeropostale, Inc.                                 20,600                   565
* BJ's Wholesale Club, Inc.                         24,600                   565
* Abercrombie & Fitch Co.                           21,900                   541
* The Children's Place Retail Stores, Inc.          18,100                   484
* Urban Outfitters, Inc.                            12,400                   459
  PETsMART, Inc.                                    18,500                   440
* Fisher Scientific International Inc.              10,400                   430
* bebe stores, inc                                  14,500                   377
* Insight Enterprises, Inc.                         18,100                   340
  Pier 1 Imports Inc.                               15,100                   330
* American Eagle Outfitters, Inc.                   18,600                   305
* Cost Plus, Inc.                                    7,400                   303
* Sharper Image Corp.                                8,800                   287
* Global Imaging Systems, Inc.                       8,300                   264
* Priceline.com, Inc.                               14,700                   263
* CSK Auto Corp.                                    13,500                   253
* Genesco, Inc.                                     13,700                   207
* Jos. A. Bank Clothiers, Inc.                       5,600                   194
  The Buckle, Inc.                                   6,900                   153
* 1-800 CONTACTS, Inc.                               5,600                   118
* Whitehall Jewellers, Inc.                          6,400                    63

SERVICES--COMMERCIAL (3.4%)
* The Corporate Executive Board Co.                 79,000                 3,687
* Monro Muffler Brake, Inc.                        142,950                 2,860
* Wireless Facilities, Inc.                        164,000                 2,437
* CoStar Group, Inc.                                45,300                 1,888
* The Advisory Board Co.                            50,900                 1,777
* Tetra Tech, Inc.                                  60,000                 1,492
* Labor Ready, Inc.                                 70,000                   917
* Resources Connection, Inc.                        32,000                   874
* Monster Worldwide Inc.                            39,300                   863
* Iron Mountain, Inc.                               15,000                   593
* FTI Consulting, Inc.                              23,000                   537
  Regis Corp.                                       11,100                   439
* Convergys Corp.                                   22,800                   398
* Kroll Inc.                                        15,200                   395
* West Corp.                                        16,000                   372
* Teletech Holdings Inc.                            27,200                   307
* MAXIMUS, Inc.                                      6,800                   266
* Forrester Research, Inc.                          11,400                   204
  Startek, Inc.                                      4,600                   188
* Pre-Paid Legal Services, Inc.                      6,300                   165
* Lightbridge, Inc.                                 10,800                    98

SHOES (0.3%)
* Timberland Co.                                    11,800                   614
  Reebok International Ltd.                         13,600                   535
* Finish Line, Inc.                                 11,000                   330
  Kenneth Cole Productions, Inc.                     8,700                   256
* Steven Madden, Ltd.                                8,100                   165
* Skechers U.S.A., Inc.                             14,500                   118

TEXTILE APPAREL MANUFACTURING (1.7%)
* Quiksilver, Inc.                                 247,900                 4,395
  Phillips-Van Heusen Corp.                        167,100                 2,964
* Coach, Inc.                                       29,300                 1,106
  Oxford Industries, Inc.                           20,000                   678
* Guess ?, Inc.                                     50,000                   603
* Columbia Sportswear Co.                            9,400                   512

TOYS (0.1%)
* Marvel Enterprises Inc.                           26,400                   768

WHOLESALERS (0.1%)
* United Stationers, Inc.                            7,500                   307
* Brightpoint, Inc.                                 11,100                   191
                                                                  --------------
                                                                  $      143,559
                                                                  --------------

CONSUMER STAPLES (0.4%)
* Peet's Coffee & Tea Inc.                          64,200                 1,118
* Rite Aid Corp.                                    79,700                   481
* Chiquita Brands International, Inc.               12,500                   282
  Universal Corp. (VA)                               4,900                   216
  Nature's Sunshine Inc.                            10,700                    90
* Boston Beer Co., Inc. Class A                      4,700                    85
                                                                  --------------
                                                                  $        2,272
                                                                  --------------

FINANCIAL SERVICES (9.5%)
* The Dun & Bradstreet Corp.                       104,300                 5,289
* Alliance Data Systems Corp.                      170,000                 4,706
  Regency Centers Corp. REIT                        87,000                 3,467
  Glenborough Realty Trust, Inc. REIT              160,600                 3,204
  Prentiss Properties Trust REIT                    86,800                 2,864
  First Albany Companies Inc.                      198,800                 2,791
  Jefferies Group, Inc.                             82,200                 2,714
  Legg Mason Inc.                                   34,500                 2,663
  Friedman, Billings, Ramsey Group, Inc.            95,000                 2,193
  John H. Harland Co.                               75,000                 2,047
  Equity Inns, Inc. REIT                           225,300                 2,039
* Ashford Hospitality Trust                        200,000                 1,878
* CheckFree Corp.                                   65,900                 1,822
  McGrath Rent Corp.                                62,000                 1,689
* Highland Hospitality Corp.                       125,000                 1,362
* E*TRADE Group, Inc.                               92,100                 1,165
* Ameritrade Holding Corp.                          70,700                   995
  Manufactured Home Communities, Inc. REIT          23,100                   870
  Fidelity National Financial, Inc.                 22,075                   856
  New York Community Bancorp, Inc.                  18,899                   719
* Knight Trading Group, Inc.                        48,700                   713
  New Century Financial Corp.                       16,850                   668
  The Chicago Mercantile Exchange                    9,200                   666
* AmeriCredit Corp.                                 41,700                   664
  First American Corp.                              21,800                   649

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
SMALL COMPANY GROWTH PORTFOLIO                      SHARES                 (000)
--------------------------------------------------------------------------------
  Flagstar Bancorp, Inc.                            29,700        $          636
  Fremont General Corp.                             37,200                   629
* Tradestation Group Inc.                           70,000                   620
  Fair, Isaac, Inc.                                 11,600                   570
  FactSet Research Systems Inc.                     14,800                   565
  UCBH Holdings, Inc.                               14,100                   549
  The South Financial Group, Inc.                   17,700                   493
  Arthur J. Gallagher & Co.                         13,800                   448
  Cullen/Frost Bankers, Inc.                        11,000                   446
* BISYS Group, Inc.                                 29,000                   432
* CompuCredit Corp.                                 19,700                   419
* Corrections Corp. of America REIT                 14,500                   418
  Student Loan Corp.                                 2,700                   394
  Hudson United Bancorp                             10,500                   388
* Accredited Home Lenders Holding Co.               12,300                   376
* WFS Financial, Inc.                                7,300                   310
* eSPEED, Inc. Class A                              13,200                   309
* Providian Financial Corp.                         26,400                   307
  Irwin Financial Corp.                              9,400                   295
* Triad Guaranty, Inc.                               5,100                   257
* World Acceptance Corp.                            12,000                   239
  Sun Communities, Inc. REIT                         6,000                   232
  Independent Bank Corp. (MA)                        7,600                   219
  Independent Bank Corp. (MI)                        7,693                   218
* Investment Technology Group, Inc.                 13,000                   210
  Fidelity Bankshares, Inc.                          5,000                   157
  Community First Bankshares, Inc.                   5,100                   148
  Westamerica Bancorporation                         2,500                   124
                                                                  --------------
                                                                  $       59,101
                                                                  --------------

HEALTH CARE (15.3%)
  Bausch & Lomb, Inc.                              143,700                 7,458
* Henry Schein, Inc.                               107,700                 7,278
  Mentor Corp.                                     202,500                 4,872
* Orthofix International NV                         96,000                 4,702
* Axcan Pharma Inc.                                258,000                 4,038
  Arrow International, Inc.                        159,200                 3,977
* CONMED Corp.                                     153,000                 3,641
  Cooper Cos., Inc.                                 74,000                 3,488
* Beverly Enterprises, Inc.                        316,500                 2,719
* Hologic, Inc.                                    146,000                 2,530
* Human Genome Sciences, Inc.                      175,000                 2,319
* Tularik, Inc.                                    123,700                 1,998
* Protein Design Labs, Inc.                        110,300                 1,974
* Immucor Inc.                                      85,350                 1,740
* Illumina, Inc.                                   225,000                 1,586
* Transkaryotic Therapies, Inc.                     93,200                 1,455
* Myogen, Inc.                                     100,000                 1,430
* CV Therapeutics, Inc.                             96,200                 1,410
* Kensey Nash Corp.                                 60,000                 1,395
* ImClone Systems, Inc.                             35,000                 1,388
* Medarex, Inc.                                    191,300                 1,192
* Vertex Pharmaceuticals, Inc.                     113,900                 1,165
* Watson Pharmaceuticals, Inc.                      24,300                 1,118
* American Pharmaceuticals Partners, Inc.           32,400                 1,089
* Regeneron Pharmaceuticals, Inc.                   68,500                 1,008
* Celgene Corp.                                     21,800                   981
* Barr Pharmaceuticals Inc.                         12,300                   946
* Varian Medical Systems, Inc.                      13,500                   933
* Pharmaceutical Resources, Inc.                    14,200                   925
* Coventry Health Care Inc.                         14,000                   903
* Invitrogen Corp.                                  12,300                   861
* Martek Biosciences Corp.                          12,800                   832
* Mid Atlantic Medical Services, Inc.               12,000                   778
* Stericycle, Inc.                                  15,300                   715
  Omnicare, Inc.                                    17,200                   695
* WebMD Corp.                                       74,000                   665
* Covance, Inc.                                     23,100                   619
* INAMED Corp.                                      12,600                   606
* Sepracor Inc.                                     24,700                   591
* STERIS Corp.                                      25,200                   570
* MGI Pharma, Inc.                                  13,400                   551
  Medicis Pharmaceutical Corp.                       7,700                   549
* Endo Pharmaceuticals Holdings, Inc.               27,800                   535
* Odyssey Healthcare, Inc.                          18,276                   535
* Sierra Health Services, Inc.                      19,200                   527
* OSI Pharmaceuticals, Inc.                         16,100                   519
* PRAECIS Pharmaceuticals Inc.                      80,000                   515
* eResearch Technology, Inc.                        19,950                   507
* ICOS Corp.                                        12,000                   495
* Cubist Pharmaceuticals, Inc.                      40,000                   486
* The Medicines Co.                                 16,400                   483
* ResMed Inc.                                       11,300                   469
* Kos Pharmaceuticals, Inc.                         10,900                   469
* First Health Group Corp.                          23,000                   448
* Lincare Holdings, Inc.                            14,500                   435
  Beckman Coulter, Inc.                              8,500                   432
* VISX Inc.                                         18,600                   431
* IDEXX Laboratories Corp.                           9,200                   426
* Cytyc Corp.                                       30,400                   418
* Thoratec Corp.                                    30,800                   401
* Renal Care Group, Inc.                             9,300                   383
* Neurocrine Biosciences, Inc.                       7,000                   382
* Onyx Pharmaceuticals, Inc.                        13,500                   381
  Select Medical Corp.                              22,800                   371
* United Surgical Partners International, Inc.      10,900                   365
* InKine Pharmaceutical Co., Inc.                   75,000                   362
* Apogent Technologies Inc.                         15,500                   357
* Alkermes, Inc.                                    25,900                   350
* Digene Corp.                                       8,500                   341
* Cyberonics, Inc.                                   9,300                   298
* AMERIGROUP Corp.                                   6,500                   277
* Chattem, Inc.                                     14,800                   265
* Eclipsys Corp.                                    21,700                   253
  PolyMedica Corp.                                   9,600                   253
* Biosite Inc.                                       8,700                   252
* Synovis Life Technologies, Inc.                   12,300                   250
* Ocular Sciences, Inc.                              8,700                   250
* BioMarin Pharmaceutical Inc.                      29,300                   228
* Sirna Therapeutics, Inc.                          41,500                   216
* CorVel Corp.                                       5,200                   196
* Hanger Orthopedic Group, Inc.                     12,200                   190
* Maxygen Inc.                                      17,200                   183
* Aksys, Ltd.                                       16,200                   143
* Aspect Medical Systems, Inc.                      12,300                   140
  Hooper Holmes, Inc.                               22,400                   138
  Invacare Corp.                                     3,300                   133
* Albany Molecular Research, Inc.                    7,200                   108
                                                                  --------------
                                                                  $       95,286
                                                                  --------------

MATERIALS & Processing (2.9%)
* Dycom Industries, Inc.                           131,600                 3,530
  Watsco, Inc.                                     153,000                 3,478
  Chicago Bridge & Iron Co. NV                     118,100                 3,413
  Hughes Supply, Inc.                               62,600                 3,106
  Valmont Industries, Inc.                          50,100                 1,160
* URS Corp.                                         31,500                   788
* EMCOR Group, Inc.                                 14,000                   615
* Energizer Holdings, Inc.                          15,300                   575
* Simpson Manufacturing Co.                          7,500                   381
* Trex Co., Inc.                                     6,300                   239
* Jones Lang Lasalle Inc.                           11,400                   236

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
SMALL COMPANY GROWTH PORTFOLIO                      SHARES                 (000)
--------------------------------------------------------------------------------
  Lennox International Inc.                         13,100        $          219
  Florida Rock Industries, Inc.                      3,100                   170
* Griffon Corp.                                      7,200                   146
* Buckeye Technology, Inc.                           7,500                    75
                                                                  --------------
                                                                  $       18,131
                                                                  --------------

OTHER ENERGY (3.1%)
* Unit Corp.                                       147,800                 3,481
  St. Mary Land & Exploration Co.                   81,300                 2,317
  CARBO Ceramics Inc.                               39,500                 2,024
* Smith International, Inc.                         45,000                 1,868
* Key Energy Services, Inc.                        151,100                 1,558
* Denbury Resources, Inc.                          100,000                 1,391
  Chesapeake Energy Corp.                           82,900                 1,126
  XTO Energy, Inc.                                  27,033                   765
  Pogo Producing Co.                                13,700                   662
  Peabody Energy Corp.                              15,400                   642
* Evergreen Resources, Inc.                         18,400                   598
  Patina Oil & Gas Corp.                            11,743                   575
* Cal Dive International, Inc.                      20,000                   482
* Stone Energy Corp.                                 9,700                   412
  Vintage Petroleum, Inc.                           26,500                   319
* Westport Resources Corp.                          10,000                   299
* Prima Energy Corp.                                 7,300                   257
* Houston Exploration Co.                            6,600                   241
* Swift Energy Co.                                   8,000                   135
* Clayton Williams Energy, Inc.                      4,500                   131
                                                                  --------------
                                                                  $       19,283
                                                                  --------------
PRODUCER DURABLES (7.2%)
* Plantronics, Inc.                                146,700                 4,790
  Garmin Ltd.                                       70,300                 3,830
* Mettler-Toledo International Inc.                 88,900                 3,752
* MKS Instruments, Inc.                            112,500                 3,262
* Photon Dynamics, Inc.                             78,900                 3,175
* Applied Films Corp.                               75,700                 2,500
* Palm Harbor Homes, Inc.                          130,153                 2,326
  Lindsay Manufacturing Co.                         79,950                 2,019
* Photronics Inc.                                  100,900                 2,010
* DuPont Photomasks, Inc.                           79,000                 1,907
* Zygo Corp.                                       104,500                 1,723
  SpectraLink Corp.                                 58,400                 1,120
* LAM Research Corp.                                31,500                 1,017
* NVR, Inc.                                          1,900                   885
* Polycom, Inc.                                     43,800                   855
  Ryland Group, Inc.                                 9,100                   807
* Crown Castle International Corp.                  72,500                   800
* Hovnanian Enterprises Inc. Class A                 8,500                   740
* American Tower Corp. Class A                      67,200                   727
* Toll Brothers, Inc.                               14,700                   584
  Cummins Inc.                                      11,600                   568
  Engineered Support Systems, Inc.                  10,125                   557
  Pall Corp.                                        19,800                   531
* Rudolph Technologies, Inc.                        20,000                   491
* Metrologic Instruments, Inc.                      13,300                   359
* Meritage Corp.                                     5,400                   358
* Dionex Corp.                                       7,700                   354
* Kulicke & Soffa Industries, Inc.                  23,200                   334
  The Manitowoc Co., Inc.                            9,800                   306
  Donaldson Co., Inc.                                5,100                   302
  Ametek, Inc.                                       5,600                   270
* C-COR Electronics, Inc.                           23,600                   263
  CTS Corp.                                         15,200                   175
* Rayovac Corp.                                      8,200                   172
  C & D Technologies, Inc.                           7,400                   142
* Technitrol, Inc.                                   6,100                   127
  Cohu, Inc.                                         6,600                   126
* General Cable Corp.                               15,000                   122
                                                                  --------------
                                                                  $       44,386
                                                                  --------------
TECHNOLOGY (22.8%)
  COMMUNICATIONS TECHNOLOGY (6.8%)
* Foundry Networks, Inc.                           304,400                 8,328
* WebEx Communications, Inc.                       168,300                 3,383
* Brocade Communications Systems, Inc.             542,000                 3,133
* SeaChange International, Inc.                    197,000                 3,034
  ADTRAN Inc.                                       84,000                 2,604
* TIBCO Software Inc.                              344,500                 2,332
* Inet Technologies, Inc.                          187,500                 2,250
* KVH Industries, Inc.                              78,500                 2,156
* Juniper Networks, Inc.                            92,900                 1,735
* j2 Global Communications, Inc.                    66,500                 1,647
* Avaya Inc.                                       123,600                 1,599
* Stratex Networks, Inc.                           260,500                 1,107
* UTStarcom, Inc.                                   29,200                 1,082
  Scientific-Atlanta, Inc.                          35,500                   969
* Comverse Technology, Inc.                         50,300                   885
* Sycamore Networks, Inc.                          166,400                   872
* Sonus Networks, Inc.                             114,000                   862
* CIENA Corp.                                      127,200                   845
* Ulticom, Inc.                                     85,600                   826
* Avocent Corp.                                     21,200                   774
* Packeteer, Inc.                                   41,200                   700
* Tekelec                                           30,800                   479
* CommScope, Inc.                                   16,600                   271
  Black Box Corp.                                    4,800                   221

COMPUTER SERVICES SOFTWARE & Systems (5.5%)
* Red Hat, Inc.                                    369,500                 6,936
* Embarcadero Technologies, Inc.                   204,000                 3,254
* Digitas Inc.                                     329,000                 3,066
* At Road, Inc.                                    205,900                 2,738
* CACI International, Inc.                          48,000                 2,334
* Sapient Corp.                                    409,500                 2,293
* ManTech International Corp.                       85,000                 2,121
* EPIQ Systems, Inc.                                69,000                 1,182
* Citrix Systems, Inc.                              48,500                 1,029
* Cognizant Technology Solutions Corp.              21,800                   995
* Cadence Design Systems, Inc.                      54,900                   987
* Netscreen Technologies, Inc.                      24,700                   611
* Electronics for Imaging, Inc.                     20,500                   533
* Ceridian Corp.                                    24,900                   521
* MICROS Systems, Inc.                              12,000                   520
* Akamai Technologies, Inc.                         44,000                   473
* Anteon International Corp.                        12,500                   451
* Transaction Systems Architects, Inc.              19,500                   441
* Mentor Graphics Corp.                             28,800                   419
* Macromedia, Inc.                                  18,500                   330
* Dendrite International, Inc.                      21,000                   329
* MicroStrategy Inc.                                 6,200                   325
* Digital River, Inc.                               13,100                   290
* JDA Software Group, Inc.                          16,000                   264
* American Management Systems, Inc.                 16,800                   253
* eCollege.com Inc.                                 13,700                   253
* ANSYS, Inc.                                        5,900                   234
* Compuware Corp.                                   35,800                   216
* SPSS, Inc.                                        11,900                   213
* Concord Communications, Inc.                       9,800                   196
* Ciber, Inc.                                       19,900                   172
  Syntel, Inc.                                       6,800                   168
* Zomax Inc.                                        23,000                   115

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
SMALL COMPANY GROWTH PORTFOLIO                      SHARES                 (000)
--------------------------------------------------------------------------------
COMPUTER TECHNOLOGY (4.3%)
* Maxtor Corp.                                     716,020        $        7,948
* Western Digital Corp.                            449,700                 5,302
* Hutchinson Technology, Inc.                      125,600                 3,861
* Cray Inc.                                        381,839                 3,792
* SanDisk Corp.                                     25,000                 1,529
* Mobility Electronics, Inc.                       113,300                 1,013
* McDATA Corp. Class A                              54,800                   522
* Lexar Media, Inc.                                 28,100                   490
* UNOVA, Inc.                                       20,600                   473
* RSA Security Inc.                                 26,800                   381
* Stratasys, Inc.                                   11,250                   307
* RadiSys Corp.                                     16,400                   277
* Adaptec, Inc.                                     24,300                   215
* Trident Microsystems, Inc.                        12,150                   212
* Neoware Systems, Inc.                             10,000                   137

ELECTRICAL & Electronics (0.6%)
* Universal Display Corp.                          197,500                 2,700
* Power Integrations, Inc.                          23,400                   783

ELECTRONICS (1.8%)
* FLIR Systems, Inc.                               240,800                 8,789
* Sanmina-SCI Corp.                                102,000                 1,286
* Avid Technology, Inc.                             17,200                   826
* Manufacturers' Services Ltd.                      16,200                    99

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (3.1%)
* Caliper Life Sciences, Inc.                      507,500                 3,339
* Silicon Laboratories Inc.                         54,500                 2,355
* DSP Group Inc.                                    90,500                 2,254
* Cree, Inc.                                        73,900                 1,307
* Amkor Technology, Inc.                            55,700                 1,014
* Cypress Semiconductor Corp.                       47,000                 1,004
  PerkinElmer, Inc.                                 53,900                   920
* PMC Sierra Inc.                                   42,600                   858
* Artisan Components, Inc.                          38,500                   789
* LSI Logic Corp.                                   81,700                   725
* Rambus Inc.                                       22,200                   682
* OmniVision Technologies, Inc.                     11,800                   652
* Conexant Systems, Inc.                           123,500                   614
* GlobespanVirata, Inc.                             83,600                   492
* Applied Micro Circuits Corp.                      81,300                   486
* Vitesse Semiconductor Corp.                       77,400                   454
* Microsemi Corp.                                   18,400                   452
* Skyworks Solutions, Inc.                          51,400                   447
* Siliconix, Inc.                                    8,300                   379
* Xicor, Inc.                                       19,900                   226

ELECTRONICS--TECHNOLOGY (0.7%)
* Trimble Navigation Ltd.                          119,978                 4,468
  Cubic Corp.                                        5,600                   129
* Herley Industries Inc.                             5,300                   110
                                                                  --------------
                                                                  $      141,454
                                                                  --------------

UTILITIES (1.8%)
* Nextel Partners, Inc.                            253,100                 3,404
* General Communication, Inc.                      264,900                 2,305
* AES Corp.                                        110,500                 1,043
* Cablevision Systems NY Group Class A              36,800                   861
* Citizens Communications Co.                       54,000                   671
* Western Wireless Corp. Class A                    33,200                   610
* NTL Inc.                                           8,700                   607
* NII Holdings Inc.                                  8,000                   597
  UGI Corp. Holding Co.                             13,050                   442
  Energen Corp.                                     10,100                   414
* Commonwealth Telephone Enterprises, Inc.           9,100                   344
* Boston Communications Group, Inc.                 14,700                   137
                                                                  --------------
                                                                  $       11,435
                                                                  --------------
OTHER (0.7%)
  Brunswick Corp.                                   93,400                 2,973
* Cott Corp.                                        26,000                   728
  Lancaster Colony Corp.                             6,600                   298
* FMC Corp.                                          8,000                   273
                                                                  --------------
                                                                  $        4,272
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $461,938)                               $      568,769
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.2%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.05%, 1/20/2004                                 2,000                 1,999
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
  0.98%, 1/2/2004                                   48,995                48,995
  0.99%, 1/2/2004--Note F                           18,510                18,510
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $69,504)                          69,504
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.8%) (Cost $531,442)                              638,273
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.8%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      1,714
Liabilities--Note F                                                     (19,214)
                                                                  --------------
                                                                  $     (17,500)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 36,712,003 outstanding $.001
  par value shares of beneficial interest
     (unlimited authorization)                                    $     620,773
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         $       16.91
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 95.2% and 7.6%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.


------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                    AMOUNT                 PER
                                                     (000)               SHARE
------------------------------------------------------------------------------
Paid-in Capital                                $  553,358            $  15.08
Undistributed Net Investment Income                    32                  --
Accumulated Net Realized Losses                   (39,900)              (1.09)
Unrealized Appreciation
Investment Securities                             106,831                2.91
Futures Contracts                                     452                 .01
------------------------------------------------------------------------------
NET ASSETS                                     $  620,773            $  16.91
==============================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------
                                                SMALL COMPANY GROWTH PORTFOLIO
                                                  YEAR ENDED DECEMBER 31, 2003
                                                                         (000)
------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                        $    2,287
  Interest                                                                505
  Security Lending                                                        260
------------------------------------------------------------------------------
    Total Income                                                   $    3,052
------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                               775
  Performance Adjustment                                                  357
The Vanguard Group--Note C
  Management and Administrative                                         1,364
  Marketing and Distribution                                               54
Custodian Fees                                                             35
Auditing Fees                                                              14
Shareholders' Reports                                                      35
Trustees' Fees and Expenses                                                 1
------------------------------------------------------------------------------
    Total Expenses                                                      2,635
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     417
------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (7,443)
  Futures Contracts                                                     6,018
------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (1,425)
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                               166,145
  Futures Contracts                                                       778
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      166,923
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $  165,915
==============================================================================



STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------
                                                             SMALL COMPANY
                                                            GROWTH PORTFOLIO
                                                -------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                -------------------------------
                                                        2003               2002
                                                       (000)              (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $ 417              $ 215
  Realized Net Gain (Loss)                           (1,425)           (37,937)
  Change in Unrealized Appreciation
    (Depreciation)                                  166,923            (91,148)
-------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                       165,915           (128,870)
-------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (95)            (3,826)
  Realized Capital Gain                                  --            (16,578)
-------------------------------------------------------------------------------
    Total Distributions                                 (95)           (20,404)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                            149,858             95,293
  Issued in Lieu of Cash Distributions                   95             20,404
  Redeemed                                          (77,524)           (77,424)
-------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                       72,429             38,273
-------------------------------------------------------------------------------
    Total Increase (Decrease)                       238,249           (111,001)
-------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                               382,524            493,525
--------------------------------------------------------------------------------
  End of Period                                    $620,773           $382,524
================================================================================


1Shares Issued (Redeemed)
  Issued                                              10,397             6,508
  Issued in Lieu of Cash Distributions                    8              1,309
  Redeemed                                           (5,598)            (5,944)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding     4,807              1,873
================================================================================

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,                     YEAR ENDED SEPTEMBER 30,
                                                 ------------------------------      OCT. 1 TO ----------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003           2002      DEC. 31, 2001*     2001       2000     1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.99         $16.43              $13.26   $22.66     $12.87  $ 9.53
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .014             --                 .01      .11        .17     .06
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    4.909          (3.80)               3.16    (3.40)      9.69    3.35
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  4.923          (3.80)               3.17    (3.29)      9.86    3.41
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.003)          (.12)                 --    (.17)      (.07)    (.06)
  Distributions from Realized Capital Gains              --           (.52)                 --    (5.94)       --     (.01)
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               (.003)         (0.64)                 --    (6.11)      (.07)   (.07)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $16.91         $11.99              $16.43   $13.26     $22.66  $12.87
===========================================================================================================================

TOTAL RETURN                                         41.07%        -24.03%              23.91%  -17.87%     76.97%  35.98%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $621           $383                $494     $390       $480    $168
  Ratio of Total Expenses to
    Average Net AssetsY                               0.55%          0.57%             0.51%**    0.50%      0.46%   0.49%
  Ratio of Net Investment Income to
    Average Net Assets                                0.09%          0.05%             0.27%**    0.71%      0.98%   0.58%
  Portfolio Turnover Rate                               64%            58%                 16%      73%       125%     85%
===========================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.
+Includes  performance-based  advisory fee increases  (decreases) of .08%, .07%,
..04%, .05%, .04%, and .01%.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The portfolio uses Russell 2000 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     3. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. B. Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co. LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Granahan is subject to quarterly adjustments based on performance relative to a combination of the Russell 2000 Growth Index and the Small Company Growth Fund Stock Index (an index of the stocks held by the largest small-capitalization stock mutual funds) for periods prior to March 31, 2003, and their new benchmark, the Russell 2500 Growth Index, beginning March 31, 2003. The basic fee of GMO is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index for periods prior to March 31, 2003, and its new benchmark, the Russell 2500 Growth Index, beginning March 31, 2003. The benchmark changes will be fully phased in by June 2006.

     The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

     For the year ended December 31, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the portfolio's average net assets before an increase of $357,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $98,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.10% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at December 31, 2003, the portfolio had $531,000 of ordinary income available for distribution. The portfolio had available realized losses of $39,406,000 to offset future net capital gains of $27,930,000 through December 31, 2010, and $11,476,000 through December 31, 2011.

     At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $106,831,000, consisting of unrealized gains of $132,092,000 on securities that had risen in value since their purchase and $25,261,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2003, the aggregate settlement value of open futures contracts expiring in March 2004 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                           (000)
                                                --------------------------------
                                                      AGGREGATE       UNREALIZED
                                   NUMBER OF         SETTLEMENT    APPRECIATION
FUTURES CONTRACTS             LONG CONTRACTS              VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
Russell 2000 Index                        21            $ 5,851             $214
S&P MidCap 400 Index                      58             16,705              238
--------------------------------------------------------------------------------

     Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes. E. During the year ended December 31, 2003, the portfolio purchased $348,539,000 of investment securities and sold $275,311,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at December 31, 2003, was $17,473,000, for which the portfolio held cash collateral of $18,510,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 6, 2004

VANGUARD(R)INTERNATIONAL PORTFOLIO

Global stock markets enjoyed a powerful recovery during 2003, outpacing the excellent returns produced by U.S. stocks. For U.S.-based investors, the decline in the dollar enhanced strong gains from stock exchanges in Europe, Asia, and South America. The International Portfolio returned 34.9% for the year--less than the return of its primary index, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, but slightly higher than the average return of competing funds.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns since the portfolio's inception nearly a decade ago. Please note that the portfolio returns in Vanguard(R) Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

--------------------------------------------------------------------------------
TOTAL RETURNS                                              JUNE 3, 1994* THROUGH
                                                               DECEMBER 31, 2003
                                               ---------------------------------
                                                   AVERAGE           FINAL VALUE
                                  YEAR ENDED        ANNUAL          OF A $10,000
                           DECEMBER 31, 2003        RETURN    INITIAL INVESTMENT
--------------------------------------------------------------------------------
International Portfolio                34.9%          6.1%               $17,605
MSCI EAFE Index                        38.6           3.7                 14,217
Average International Fund**           34.7           4.1                 14,759
MSCI All Country World Index
  ex USA                               41.4           4.1                 14,760
--------------------------------------------------------------------------------
*Portfolio inception.
**Derived from data provided by Lipper Inc.


STRENGTH IN TECH WAS OFFSET BY MISSED OPPORTUNITIES IN JAPAN

In 2003, your portfolio benefited from the advisors' investments in Asian technology giants that stand to profit from both domestic growth and an acceleration in capital and consumer spending throughout the globe. Excellent results came from Samsung Electronics in South Korea, one of the portfolio's largest holdings. The portfolio also enjoyed success with the advisors' selections in consumer-oriented groups--media and retailing--and select companies that capitalized on domestic strength in emerging markets.

The portfolio's notable weak spot was Japan. During 2003, many cyclical and poorly capitalized companies, such as banks, delivered exceptional returns, while the higher-quality securities held by the portfolio languished.

INDEPENDENCE AND DISCIPLINE HAVE PRODUCED EXCELLENCE

Over time, the International Portfolio's emphasis on diversification and intense stock research has led to investment positions that are often different from those of the crowd. As suggested by the portfolio's peer- and index-beating long-term returns, those decisions have been right more often than wrong.

Since its inception in June 1994, the portfolio has returned an average of 6.1% per year, 2 percentage points more than the average return of its peer group. Your portfolio also outperformed its unmanaged index benchmarks over the period--a notable achievement, since market indexes incur no real-world operating and transaction costs. We strive to minimize these expenses, of course, and our operating costs are far below those of competing international funds. (To compare the costs of your portfolio with those of the average peer, please see the page entitled "About Your Portfolio's Expenses.")

REINVIGORATED MARKETS, SAME APPROACH

Although the resurgence of global stock markets in 2003 has made our reporting to you much more pleasant, it has in no way altered the advice we offered to investors during the markets' long downturns. In any market environment, the keys to successful long-term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive--come what may. The International Portfolio can be an important component of such a plan, helping to diversify personal investments that are dominated by U.S. securities.

Thank you for entrusting your assets to Vanguard.

REPORT FROM THE ADVISOR INTERNATIONAL PORTFOLIO

Please note that the following letter addresses the bulk of the portfolio's assets, which is managed by Schroder Investment Management North America. Baillie Gifford Overseas also manages a portion of the assets.

During the first ten weeks of the year, global equity markets fell sharply amid concerns about the health of the global economy. Fears of further terrorist attacks and of a prolonged war in Iraq exacerbated investors' concerns. However, hopes that the war would be short-lived changed investor sentiment and led to a sharp rally as equity markets began to discount an economic recovery, particularly in the United States. As this recovery became increasingly obvious, investors in global markets gained confidence. By year-end, signs of economic recovery were manifest in every region of the world, but the rebound was led by, and dependent upon, the United States and China.

Four investment characteristics stood out during the year. First, as sentiment improved, investors' risk tolerance increased dramatically, and stocks of companies with weak business positions and fragile finances did notably well; second, stocks in cyclical industries did particularly well relative to defensive stocks; third, small companies materially outperformed large companies; lastly, the recovery in U.S. demand ahead of the rest of the world increased the U.S. trade deficit, and the U.S. dollar fell 20% against the euro and 11% against the yen. Although a weak dollar detracts from the profitability of non-U.S. companies, for U.S.-based investors this is usually more than offset by local-currency appreciation.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

OUR SUCCESSES

We started the year with 10% of the portfolio invested in emerging markets, notably in Asian technology stocks. Throughout the year we increased our positions in these markets, adding companies that would benefit from increased domestic spending, as the pickup in global trade percolated through to local economies. Among our more notable additions to the portfolio were several Indian stocks. By year-end, 16% of the fund was invested in developing countries, and the underlying return on these investments was approximately 45%.

In addition, the sectors that we underrepresented in the portfolio to finance our emerging-markets exposure were well chosen. Throughout the year, the portfolio was significantly underweighted in three of the four worst-performing industry groups, namely, pharmaceuticals, oils, and utilities.

Finally, as we reported to you six months ago, the fund benefited from our concerns in early 2003 about the possible weakness of both the dollar and the yen, and our hedges from yen into euros paid off.

OUR FAILURES

We are quality-conscious investors, and this undoubtedly hurt our performance in 2003. In all sectors, low-quality stocks did best, and we held very few. Those that we did hold (Vivendi Universal is an example) were mistakes from the past that we retained in the hope of selling in better times.

Our quality consciousness was particularly painful in Japan, where our stocks rose by a little more than 20% over the year, some 16% less than the MSCI Japan Index. We underestimated the degree of Japan's economic recovery, and we were astonished by the price increases in bank stocks and in many cyclical issues. While we still doubt that the recovery is sustainable, our Japanese stocks were beguilingly cheap throughout 2003, and we don't believe first-class companies with good business franchises stay cheap forever.

THE PORTFOLIO'S POSITIONING

The 63% of the portfolio that we manage is positioned to benefit from a continuation of the upward trend in the world's stock markets. We expect the current global economic recovery to strengthen further in the first half of 2004 and to remain strong in the second half. We do not expect to see inflation pressures emerging in 2004, and we expect monetary policy to remain easy. This set of circumstances is usually consistent with good--but not soaring-- equity markets; indeed, markets have already soared. This distinction is important, because it should herald a shift by investors toward larger, better-quality companies, which currently are relatively good value compared with their obverse. Your portfolio should benefit if this shift occurs, and if we are badly wrong in our economic judgment, your assets should be better protected than those of the average fund.

We expect (though obviously can't guarantee) that the portfolio can earn a better-than-the-benchmark return through its 16% exposure to emerging- markets. None of our valuation indicators tells us that these investments are fully valued, particularly relative to developed markets, despite emerging markets' very strong performances in 2003. Japan is an enigma, but we have considerable confidence in our choice of Japanese stocks, which we believe to be unsustainably cheap. Most of Europe is in the early stages of an economic recovery, which we expect will accelerate; again, this should provide a good background for stocks. The biggest risk is a dramatic collapse in confidence in the U.S. dollar. In such circumstances, we believe your investments would be safer outside the United States than inside the country, but such instability would undermine the recovery of the global economy and, hence, of global equity markets.

RICHARD FOULKES, EXECUTIVE VICE PRESIDENT

SCHRODER INVESTMENT MANAGEMENT
NORTH AMERICA INC.

JANUARY 16, 2004

PORTFOLIO  PROFILE                                       INTERNATIONAL PORTFOLIO
                                                         AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                               COMPARATIVE                 BROAD
                                  PORTFOLIO         INDEX*               INDEX**
--------------------------------------------------------------------------------
Number of Stocks                       202           1,003                 1,746
Turnover Rate                           62%             --                    --
Expense Ratio                         0.47%             --                    --
Short-Term Reserves                      2%             --                    --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION (% OF PORTFOLIO)

                                               COMPARATIVE                 BROAD
                                  PORTFOLIO         INDEX*               INDEX**
--------------------------------------------------------------------------------
EUROPE
United Kingdom                          21%            27%                   22%
France                                  10             10                     8
Switzerland                              6              7                     6
Germany                                  4              7                     6
Italy                                    4              4                     3
Netherlands                              3              5                     5
Ireland                                  3              1                     1
Sweden                                   3              2                     2
Finland                                  2              2                     1
Spain                                    1              4                     3
Denmark                                  1              1                     1
Belgium                                  0              1                     1
--------------------------------------------------------------------------------
Subtotal                                58%            71%                   59%
--------------------------------------------------------------------------------
PACIFIC
Japan                                   20%            21%                   18%
Hong Kong                                3              2                     2
Australia                                2              5                     4
Singapore                                1              1                     1
--------------------------------------------------------------------------------
Subtotal                                26%            29%                   25%
--------------------------------------------------------------------------------
EMERGING MARKETS
South Korea                              5%             --                    2%
Brazil                                   2              --                    1
Taiwan                                   2              --                    1
India                                    1              --                    1
Russia                                   1              --                    0
China                                    1              --                    0
Mexico                                   1              --                    1
Israel                                   1              --                    0
Other Emerging Markets                  --              --                    5
--------------------------------------------------------------------------------
Subtotal                                14%             --                   11%
--------------------------------------------------------------------------------
Other                                    --             --                    5%
--------------------------------------------------------------------------------
Short-Term Reserves                      2%             --                    --
--------------------------------------------------------------------------------
Total                                  100%           100%                  100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                           COMPARATIVE                                     BROAD
                             PORTFOLIO     INDEX*       PORTFOLIO        INDEX**
--------------------------------------------------------------------------------
R-Square                         0.96       1.00             0.97           1.00
Beta                             1.01       1.00             1.00           1.00
--------------------------------------------------------------------------------

-----------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Vodafone Group PLC (cellular telecommunications)             2.9%
Samsung Electronics Co., Ltd. (electronics)                  2.7
Tesco PLC (retail)                                           2.3
Toyota Motor Corp. (automotive and transport equipment)      2.1
Royal Bank of Scotland Group PLC (banking)                   2.0
Allied Irish Banks PLC (banking)                             1.8
Nokia Oyj (telecommunications)                               1.8
Mitsui & Co., Ltd. (conglomerate)                            1.8
Nestle SA (Registered) (food, beverage, and tobacco)         1.7
Telecom Italia SpA (telecommunications)                      1.6
-----------------------------------------------------------------
Top Ten                                                     20.7%
-----------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

----------------------------------
ALLOCATION BY REGION

SHORT-TERM RESERVES             2%
EMERGING MARKETS               14%
PACIFIC                        26%
EUROPE                         58%
----------------------------------

------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                               COMPARATIVE         BROAD
                                  PORTFOLIO         INDEX*       INDEX**
------------------------------------------------------------------------
Consumer Discretionary                  16%            13%           12%
Consumer Staples                        12              9             8
Energy                                   6              8             9
Financials                              23             25            25
Health Care                              5              9             8
Industrials                             10              9             9
Information Technology                  14              7             8
Materials                                4              7             8
Telecommunication Services               7              8             8
Utilities                                1              5             5
Short-Term Reserves                      2%            --            --
------------------------------------------------------------------------
*MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.




BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY INTERNATIONAL PORTFOLIO AS OF DECEMBER 31, 2003


All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JUNE 3, 1994-DECEMBER 31, 2003


                               MSCI ALL COUNTRY                          AVERAGE
             INTERNATIONAL     WORLD INDEX FREE      MSCI EAFE     INTERNATIONAL
                 PORTFOLIO               EX USA          INDEX            FUND**

6/3/1994             10000                10000          10000             10000
  199406              9990                 9990           9990              9990
  199409             10310                10234          10000             10316
  199412             10159                 9979           9898              9941
  199503             10138                10010          10082              9757
  199506             10883                10211          10155             10109
  199509             11466                10594          10579             10648
  199512             11773                10971          11007             10876
  199603             12447                11329          11325             11326
  199606             12926                11556          11504             11672
  199609             12998                11516          11490             11645
  199612             13492                11703          11673             12158
  199703             13768                11675          11490             12313
  199706             15706                13190          12981             13602
  199709             15409                13069          12889             13810
  199712             13943                11942          11880             12819
  199803             15777                13574          13628             14707
  199806             15973                13373          13772             14715
  199809             14063                11351          11815             12339
  199812             16569                13669          14256             14448
  199903             16415                13993          14454             14675
  199906             17174                14646          14821             15392
  199909             17152                15144          15472             15788
  199912             20775                17894          18100             19894
  200003             22165                18034          18081             20055
  200006             21533                17298          17364             18867
  200009             19488                15888          15964             17488
  200012             19384                15194          15535             16790
  200103             17037                13197          13406             14468
  200106             16642                13180          13266             14333
  200109             14002                11234          11409             12079
  200112             15775                12232          12204             13145
  200203             15847                12433          12266             13385
  200206             15186                12104          12006             12876
  200209             12068                 9767           9637             10337
  200212             13053                10438          10259             10954
  200303             12080                 9676           9416             10093
  200306             14274                11596          11231             11848
  200309             15357                12603          12143             12709
  200312             17605                14760          14217             14759
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 2003
                                 ----------------------------------  FINAL VALUE
                                   ONE      FIVE          SINCE     OF A $10,000
                                  YEAR     YEARS     INCEPTION*       INVESTMENT
--------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO         34.88%     1.22%          6.08%          $17,605
MSCI All Country World
 Index Free ex USA              41.41      1.55           4.15            14,760
MSCI EAFE Index                 38.59     -0.05           3.74            14,217
Average International Fund**    34.74      0.43           4.15            14,759
--------------------------------------------------------------------------------
*June 3, 1994.
**Derived from data provided by Lipper Inc.
NOTE: See Financial Highlights table for dividend and capital gains information.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 3, 1994-DECEMBER 31, 2003

                    INTERNATIONAL               MSCI EAFE
                      PORTFOLIO                   INDEX

1994                    1.6                        -1.0
1995                   15.9                        11.2
1996                   14.6                         6.0
1997                    3.3                         1.8
1998                   18.8                        20.0
1999                   25.4                        27.0
2000                   -6.7                       -14.2
2001                  -18.6                       -21.4
2002                  -17.3                       -15.9
2003                   34.9                        38.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABOUT YOUR PORTFOLIO'S EXPENSES
                                                         INTERNATIONAL PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                             COST OF $10,000         PORTFOLIO       PEER GROUP*
                     INVESTMENT IN PORTFOLIO     EXPENSE RATIO     EXPENSE RATIO
--------------------------------------------------------------------------------
International Portfolio                 $55              0.47%             1.70%
--------------------------------------------------------------------------------
*Average International Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2003
STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL PORTFOLIO                        SHARES                      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.1%)(1)
--------------------------------------------------------------------------------
AUSTRALIA (1.5%)
 BHP Billiton Ltd.                            228,000         $            2,094
 Woolworths Ltd.                              199,100                      1,770
 Westpac Banking Corp., Ltd.                   62,385                        752
 Commonwealth Bank of Australia                20,000                        444
 Amcor Ltd.                                    56,500                        352
                                                              ------------------
                                                              $            5,412
                                                              ------------------
AUSTRIA (0.1%)
* Telekom Austria AG                           29,000         $              358
                                                              ------------------
BELGIUM (0.2%)
Groupe Bruxelles Lambert SA                    10,000         $              563
                                                              ------------------
BRAZIL (2.4%)
 Petrol Brasil Series A ADR                   125,200                      3,338
 Companhia Vale do Rio Doce ADR                31,100                      1,602
 Itausa-Investimentos Itau SA               1,004,000                      1,187
 Companhia de Bebidas das Americas ADR         37,000                        944
 Brasil Telecom SA                        152,000,000                        801
 Tele Norte Leste Participacoes ADR            31,400                        484
                                                              ------------------
                                                              $            8,356
                                                              ------------------
CHINA (0.7%)
 CNOOC Ltd.                                   325,500                        637
 China Petroleum & Chemical Corp.           1,300,000                        582
 China Oilfield Services Ltd.               1,346,000                        477
 Zhejiang Expressway Co., Ltd.                480,000                        337
 Legend Group Ltd.                            334,000                        143
 Beijing Datang Power
   Generation Co. Ltd.                        200,000                        143
                                                              ------------------
                                                              $            2,319
                                                              ------------------
DENMARK (0.9%)
 Danske Bank A/S                               68,002                      1,595
 Novo Nordisk A/S B Shares                     25,000                      1,019
 ISS A/S                                       15,000                        739
                                                              ------------------
                                                              $            3,353
                                                              ------------------
FINLAND (1.8%)
 Nokia Oyj                                    362,349         $            6,266
                                                              ------------------
FRANCE (9.6%)
* Vivendi Universal SA                        167,000                      4,059
  Total SA                                     19,088                      3,549
  L'Air Liquide SA (Registered)                17,000                      3,002
  Societe Generale Class A                     32,800                      2,896
  PSA Peugeot Citroen                          54,000                      2,752
  L'Oreal SA                                   31,709                      2,600
  Suez SA                                     125,000                      2,512
  BNP Paribas SA                               37,000                      2,330
  Pernod Ricard SA                             18,036                      2,005
  Sanofi-Synthelabo SA                         26,148                      1,969
  Publicis Groupe SA                           38,400                      1,245
  Casino Guichard-Perrachon SA Pfd.            15,200                      1,222
  Thales SA                                    32,000                      1,076
  Essilor International SA                     18,346                        949
* France Telecom SA                            29,240                        836
  LVMH Louis Vuitton Moet Hennessy             10,000                        728
* JCDecaux SA                                   8,800                        144
                                                              ------------------
                                                              $           33,874
                                                              ------------------

GERMANY (4.0%)
 Muenchener Rueckversicherungs-
  Gesellschaft AG (Registered)                 26,200                      3,177
 SAP AG                                        15,603                      2,620
 Porsche AG                                     3,157                      1,874
 Deutsche Boerse AG                            31,909                      1,745
 Adidas-Salomon AG                             14,495                      1,651
 Deutsche Bank AG                              19,572                      1,622
 Bayerische Motoren Werke AG                   27,766                      1,287
                                                              ------------------
                                                              $           13,976
                                                              ------------------

GREECE (0.2%)
 Greek Organization of Football Prognostics    51,200         $              736
                                                              ------------------

HONG KONG (2.6%)
 Swire Pacific Ltd. A Shares                  455,000                      2,807
 Sun Hung Kai Properties Ltd.                 214,000                      1,771
 Hang Seng Bank Ltd.                           99,000                      1,301
 Wharf Holdings Ltd.                          321,000                        889
 Cheung Kong Holdings Ltd.                     94,000                        748
 Television Broadcasts Ltd.                   134,167                        677
 Boc Hong Kong Holdings Ltd.                  345,500                        650
 Johnson Electric Holdings Ltd.               240,000                        306
                                                              ------------------
                                                              $            9,149
                                                              ------------------
INDIA (1.3%)
*(3) Zee Telefilm Warrants Exp. 5/19/2006     401,946                      1,336
*(3) State Bank of India Warrants Exp.
      12/23/2005                               85,100                      1,015
*(3) Housing Development Finance Corp.
      Warrants Exp. 2/10/2006                  48,300                        689
*(3) Oriental Bank of Commerce                102,300                        581
*(3) Canara Bank Ltd. Warrants
      Exp. 8/25/2006                          167,400                        506
*(3) State Bank of India Warrants
      Exp. 1/5/2006                            35,216                        416
                                                              ------------------
                                                              $            4,543
                                                              ------------------

INDONESIA (0.4%)
 PT Hanjaya Mandala Sampoerna Tbk           1,650,000                        877
 PT Gudang Garam Tbk                          329,154                        531
                                                              ------------------
                                                              $            1,408
                                                              ------------------

IRELAND (2.8%)
* Allied Irish Banks PLC                      395,289                      6,332
  Bank of Ireland                             154,523                      2,109
* Ryanair Holdings PLC ADR                     28,735                      1,455
                                                              ------------------
                                                              $            9,896
                                                              ------------------

ISRAEL (0.5%)
Teva Pharmaceutical Industries Ltd.
 Sponsored ADR                                 30,200         $            1,713
                                                              ------------------
ITALY (3.4%)
* Telecom Italia SpA                        1,841,886                      5,460
  ENI SpA                                     210,000                      3,963
  Riunione Adriatica di Sicurta SpA            84,531                      1,439
  Unicredito Italiano SpA                     181,009                        977
                                                              ------------------
                                                              $           11,839
                                                              ------------------

JAPAN (18.5%)
 Toyota Motor Corp.                           217,700                      7,353
 Mitsui & Co., Ltd.                           772,000                      6,217
 Ricoh Co.                                    249,000                      4,914
 East Japan Railway Co.                           840                      3,958
 Takeda Chemical Industries Ltd.               82,000                      3,252
 Bridgestone Corp.                            209,000                      2,810
 Rohm Co., Ltd.                                21,300                      2,496
 Mabuchi Motor Co.                             29,100                      2,240
 Murata Manufacturing Co., Ltd.                38,400                      2,075
 Asahi Glass Co., Ltd.                        223,000                      1,831
 Mitsui Sumitomo Insurance Co.                208,000                      1,708

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL PORTFOLIO                        SHARES                      (000)
--------------------------------------------------------------------------------
 Konica Minolta Holdings, Inc.                117,000         $            1,573
 Sumitomo Electric Industries Ltd.            162,000                      1,448
 Kyocera Corp.                                 21,700                      1,446
 Canon, Inc.                                   30,000                      1,397
 Nippon Unipac Holding                            260                      1,342
 Sankyo Co., Ltd.                              40,800                      1,294
 Tokyu Corp.                                  250,000                      1,283
 Japan Tobacco, Inc.                              169                      1,238
 Shin-Etsu Chemical Co., Ltd.                  30,200                      1,234
 Keyence Corp.                                  5,500                      1,159
 Mitsubishi Electric Corp.                    250,000                      1,038
 Yamanouchi Pharmaceuticals Co., Ltd.          33,000                      1,025
 SMC Corp.                                      8,200                      1,021
 NTT DoCoMo, Inc.                                 402                        911
 Brother Industries Ltd.                       99,000                        908
 Nippon Telegraph and Telephone Corp.             188                        907
 Kao Corp.                                     44,000                        895
 Alps Electric Co., Ltd.                       59,000                        863
 Yamada Denki Co., Ltd.                        23,400                        786
 Nippon Television Network Corp.                5,040                        749
 NGK Spark Plug Co.                            71,000                        576
 Omron Corp.                                   28,000                        568
 Isetan Co.                                    45,000                        495
 Hirose Electric Co., Ltd.                      3,800                        436
 Nitto Denko Corp.                              8,000                        425
 Uniden Corp.                                  16,000                        294
 Fuji Photo Film Co., Ltd.                      8,000                        258
 Aiful Corp.                                    3,000                        219
 Acom Co., Ltd.                                 4,000                        181
 Promise Co., Ltd.                              4,000                        174
                                                              ------------------
                                                              $           64,997
                                                              ------------------

MEXICO (0.6%)
*Grupo Financiero BBVA Bancomer,
   SA de CV Class B                         1,807,066                      1,544
 Telefonos de Mexico SA Class L ADR            17,000                        562
 Grupo Televisa SA ADR                          5,000                        199
                                                              ------------------
                                                              $            2,305
                                                              ------------------
NETHERLANDS (3.1%)
* Aegon NV                                    219,320                      3,245
  TPG NV                                      130,800                      3,064
  Verenigde Nederlandse
    Uitgeversbedrijven NV                      42,656                      1,348
* Koninklijke Ahold NV                        105,000                        800
* Koninklijke KPN NV                          100,000                        772
  Reed Elsevier NV                             57,300                        712
* ASML Holding NV                              29,000                        575
  Oce NV                                       26,575                        407
                                                              ------------------
                                                              $           10,923
                                                              ------------------

RUSSIA (0.7%)
 OAO Lukoil Holding Sponsored ADR              18,500                      1,722
 YUKOS ADR                                     12,000                        504
 Surgutneftegaz ADR                             7,500                        219
                                                              ------------------
                                                              $            2,445
                                                              ------------------
SINGAPORE (1.2%)
 Singapore Press Holdings Ltd.                109,138                      1,215
 United Overseas Bank Ltd.                    112,000                        870
 Noble Group Ltd.                             420,000                        791
 DBS Group Holdings Ltd.                      74,000                         641
 Venture Corp. Ltd.                            40,000                        471
 Great Eastern Holdings Ltd.                  68,000                         428
                                                              ------------------
                                                              $            4,416
                                                              ------------------

SOUTH AFRICA (0.4%)
 Sasol Ltd.                                    53,600                        763
 Anglo American Platinum Corp.                 10,800                        472
                                                              ------------------
                                                              $            1,235
                                                              ------------------
SOUTH KOREA (4.7%)
 Samsung Electronics Co., Ltd.                  24,877                     9,416
*Koram Bank                                   144,900                      1,703
*Hyundai Motor Co. Ltd.                        35,000                      1,483
*Shinsegae Co., Ltd.                            5,000                      1,217
*Kookmin Bank                                  27,000                      1,012
 Samsung Fire & Marine Insurance Co.           16,500                        949
*(3) Samsung Electronics Co., Ltd. GDR          2,700                        511
*   Shinhan Financial Group Ltd.               16,000                        256
                                                              ------------------
                                                              $           16,547
                                                              ------------------
SPAIN (1.0%)
 Altadis SA                                    55,000                      1,561
 Banco Popular Espanol SA                      20,908                      1,247
 Industria de Diseno Textil SA                 33,801                        686
                                                              ------------------
                                                              $            3,494
                                                              ------------------
Sweden (2.5%)
  Atlas Copco AB A Shares                      59,678                      2,136
  Skandinaviska Enskilda Banken AB A Shares   132,400                      1,951
* Telefonaktiebolaget LM Ericsson AB Class B  923,562                      1,656
  Electrolux AB Series B                       57,000                      1,252
  Svenska Handelsbanken AB A Shares            47,000                        960
  SKF AB B Shares                              23,314                        901
                                                              ------------------
                                                              $            8,856
                                                              ------------------
SWITZERLAND (5.6%)
  Nestle SA (Registered)                       23,400                      5,846
  Cie. Financiere Richemont AG                 91,423                      2,195
  Adecco SA (Registered)                       34,005                      2,186
  Zurich Financial Services AG                 12,000                      1,727
  UBS AG                                       22,707                      1,555
* ABB Ltd.                                    292,625                      1,484
  Holcim Ltd. (Registered)                     31,606                      1,472
  Swiss Re (Registered)                        19,970                      1,348
  Credit Suisse Group (Registered)             27,000                        988
  Novartis AG (Registered)                     19,440                        883
                                                              ------------------
                                                              $           19,684
                                                              ------------------
TAIWAN (1.8%)
  Hon Hai Precision Industry Co., Ltd.        469,200                      1,845
  Quanta Computer Inc.                        439,000                      1,080
* Taiwan Semiconductor
    Manufacturing Co., Ltd.                   560,300                      1,048
* Siliconware Precision Industries Co.        684,000                        701
  Acer Inc.                                   455,480                        678
  Ambit Microsystems Corp.                    165,000                        435
  Compal Electronics Inc.                     278,000                        381
                                                              ------------------
                                                              $            6,168
                                                              ------------------
UNITED KINGDOM (20.6%)
  Vodafone Group PLC                        4,170,000                     10,339
  Tesco PLC                                 1,742,083                      8,038
  Royal Bank of Scotland Group PLC            243,600                      7,178
  Compass Group PLC                           587,200                      3,994
  GlaxoSmithKline PLC                         160,100                      3,669
  Kingfisher PLC                              621,000                      3,096
  BG Group PLC                                572,000                      2,936
  Cadbury Schweppes PLC                       344,000                      2,526
  Reckitt Benckiser PLC                        83,200                      1,883
  AstraZeneca Group PLC                        39,000                      1,871
  GKN PLC                                     371,000                      1,773
  Diageo PLC                                  130,000                      1,711
  HBOS PLC                                    127,000                      1,645
* HSBC Holdings PLC                           102,000                      1,603
  Carnival PLC                                 36,915                      1,488
  Imperial Tobacco Group PLC                   74,000                      1,457

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL PORTFOLIO                        SHARES                      (000)
--------------------------------------------------------------------------------
  Bunzl PLC                                   180,000         $            1,375
  Enterprise Inns PLC                          70,000                      1,271
  Barclays PLC                                141,600                      1,263
  Rexam PLC                                   159,781                      1,222
  Provident Financial PLC                     103,200                      1,202
  IMI PLC                                     198,000                      1,195
* Standard Chartered PLC                       64,400                      1,064
  Johnson Matthey PLC                          60,219                      1,058
  Man Group PLC                                40,000                      1,046
* British Sky Broadcasting Group PLC           83,000                      1,045
  Royal & Sun Alliance Insurance Group PLC    658,000                      1,040
  Centrica PLC                                267,000                      1,009
  Abbey National PLC                           95,000                        903
  Kesa Electricals PLC                        179,600                        827
  Aviva PLC                                    88,000                        772
  Capita Group PLC                            118,000                        513
* Celltech Group PLC                           60,000                        406
                                                              ------------------
                                                              $           72,418
                                                              ------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $270,925)                           $          327,249
--------------------------------------------------------------------------------

                                                 FACE                     MARKET
                                               AMOUNT                     VALUE*
                                                (000)                      (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.2%)(1)
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
(2) 1.05%, 1/20/2004                          $ 1,000                       999
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
0.98%, 1/2/2004                                23,179                    23,179
0.99%, 1/2/2004--Note F                         4,854                     4,854
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $29,032)               $          29,032
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%) (Cost $299,957)                    $         356,281
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      4,416
Liabilities--Note F                                                      (9,051)
                                                              ------------------
                                                              $          (4,635)
                                                              ------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 27,387,370 outstanding $.001
 par value shares of beneficial interest
   (unlimited authorization)                                  $         351,646
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                     $           12.84
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 97.9% and 3.4%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2) Security segregated as initial margin for open futures contracts.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the aggregate value of these securities was $5,054,000, representing 1.4% of net assets. ADR-American Depositary Receipt.
GDR-Global Depositary Receipt.

--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                               AMOUNT                        PER
                                                (000)                      SHARE
--------------------------------------------------------------------------------
Paid-in Capital                             $ 343,593                 $   12.55
Undistributed Net Investment Income             4,220                       .15
Accumulated Net Realized Losses               (53,304)                    (1.95)
Unrealized Appreciation
 Investment Securities                         56,324                      2.06
 Futures Contracts                                554                       .02
 Foreign Currencies and
  Forward Currency Contracts                      259                       .01
--------------------------------------------------------------------------------
NET ASSETS                                  $ 351,646                 $   12.84
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                         INTERNATIONAL PORTFOLIO
                                                    YEAR ENDED DECEMBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                       $      5,423
  Interest                                                                  209
  Security Lending                                                           82
--------------------------------------------------------------------------------
    Total Income                                                   $      5,714
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                                 304
  Performance Adjustment                                                     --
The Vanguard Group--Note C
  Management and Administrative                                             604
  Marketing and Distribution                                                 33
Custodian Fees                                                              199
Auditing Fees                                                                20
Shareholders' Reports                                                        27
--------------------------------------------------------------------------------
    Total Expenses                                                 $      1,187
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              $      4,527
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            (29,088)
  Futures Contracts                                                       1,997
  Foreign Currencies and Forward Currency Contracts                       5,181
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                           $    (21,910)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 100,163
  Futures Contracts                                                         554
  Foreign Currencies and Forward Currency Contracts                        (817)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         99,900
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $     82,517
================================================================================
*Dividends are net of foreign withholding taxes of $527,000.



STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      INTERNATIONAL PORTFOLIO
                                               ---------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                               ---------------------------------
                                                       2003                2002
                                                      (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                       $      4,527          $     3,388
  Realized Net Gain (Loss)                         (21,910)             (18,980)
  Change in Unrealized Appreciation
    (Depreciation)                                   99,900             (28,979)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                        82,517             (44,571)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                              (3,206)             (5,798)
  Realized Capital Gain                                  --              (8,387)
--------------------------------------------------------------------------------
    Total Distributions                              (3,206)            (14,185)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                            124,317              54,340
  Issued in Lieu of Cash Distributions                3,206              14,185
  Redeemed                                          (65,548)            (57,588)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                       61,975              10,937
--------------------------------------------------------------------------------
    Total Increase (Decrease)                       141,286             (47,819)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                               210,360             258,179
--------------------------------------------------------------------------------
  End of Period                               $     351,646         $   210,360
================================================================================

1Shares Issued (Redeemed)
  Issued                                             11,788               5,036
  Issued in Lieu of Cash Distributions                  349               1,211
  Redeemed                                           (6,506)             (5,365)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Shares Outstanding                                5,631                 882
================================================================================

FINANCIAL HIGHLIGHTS

INTERNATIONAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,                     YEAR ENDED SEPTEMBER 30,
                                                 ------------------------------      OCT. 1 TO ----------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003           2002      DEC. 31, 2001*     2001       2000     1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 9.67         $12.37              $10.98   $16.96     $15.58  $12.96
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .155           .160                 .01      .27        .25     .23
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    3.160         (2.175)               1.38    (4.64)      1.80    2.59
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  3.315         (2.015)               1.39    (4.37)      2.05    2.82
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.145)         (.280)                 --     (.24)      (.21)   (.20)
  Distributions from Realized Capital Gains              --          (.405)                 --    (1.37)      (.46)     --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               (.145)         (.685)                 --    (1.61)      (.67)   (.20)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $12.84         $ 9.67              $12.37   $10.98     $16.96  $15.58
===========================================================================================================================

TOTAL RETURN                                         34.88%        -17.25%              12.66%  -28.15%     13.62%  21.97%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)                 $352           $210                $258     $234       $365    $272
  Ratio of Total Expenses to
    Average Net Assets**                              0.47%           0.53%             0.43%+    0.43%      0.38%   0.46%
  Ratio of Net Investment Income to
    Average Net Assets                                1.79%          1.45%              0.12%+    1.42%      1.48%   1.51%
  Portfolio Turnover Rate                               62%            37%                 11%      50%        41%     39%
===========================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Includes  performance-based  investment advisory fee increases  (decreases) of
0.00%, 0.05%, 0.03%, 0.02%, 0.00%, and 0.00%.
+Annualized.



NOTES TO FINANCIAL STATEMENTS


Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The portfolio uses MSCI Pan-Euro Index and Topix Index futures contracts to a limited extent, with the objective of maintaining exposure to the European and Japanese stock markets while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     The portfolio also enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates, or to provide the appropriate currency exposure related to any open futures contracts. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. and, beginning February 6, 2003, Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. In accordance with the advisory contract entered into with Baillie Gifford Overseas Ltd. in February 2003, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australia, Far East Index beginning January 1, 2004.

     The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

     For the year ended December 31, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets, with no adjustment required based on performance. C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $51,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio's net assets and 0.05% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the year ended December 31, 2003, the portfolio realized net foreign currency losses of $122,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     For tax purposes, at December 31, 2003, the portfolio had $4,497,000 of ordinary income available for distribution. The portfolio had available realized losses of $52,904,000 to offset future net capital gains of $5,482,000 through December 31, 2009, $24,264,000 through December 31, 2010, and $23,158,000 through December 31, 2011.

     At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $56,324,000, consisting of unrealized gains of $61,737,000 on securities that had risen in value since their purchase and $5,413,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2003, the aggregate settlement value of open futures contracts expiring in March 2004 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                               (000)
                                                --------------------------------
                                                   AGGREGATE          UNREALIZED
                                    NUMBER OF     SETTLEMENT        APPRECIATION
FUTURES CONTRACTS              LONG CONTRACTS          VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------
MSCI Pan-Euro Index                       621        $12,453                $270
Topix Index                                47          4,571                 284
--------------------------------------------------------------------------------

At December 31, 2003, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

--------------------------------------------------------------------------------
                                                           (000)
                                   ---------------------------------------------
                                         CONTRACT AMOUNT
                                   -------------------------
                                                                      UNREALIZED
CONTRACT                                                            APPRECIATION
SETTLEMENT DATE                     RECEIVE          DELIVER      (DEPRECIATION)
--------------------------------------------------------------------------------
3/19/2004                         EUR 9,696       USD 12,206                $205
3/17/2004                       JPY 452,140        USD 4,228                  38
--------------------------------------------------------------------------------
EUR--Euro.
JPY--Japanese yen.
USD--U.S. dollars.


Unrealized appreciation on open forward currency contracts is treated as realized gain for tax purposes.

     The portfolio had net unrealized foreign currency gains of $16,000 resulting from the translation of other assets and liabilities at December 31, 2003. E. During the year ended December 31, 2003, the portfolio purchased $201,401,000 of investment securities and sold $144,560,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at December 31, 2003, was $4,718,000, for which the portfolio held cash collateral of
$4,854,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 6, 2004

VANGUARD(R)REIT INDEX PORTFOLIO

Real estate continued to be an attractive investment in 2003, as evidenced by the REIT Index Portfolio's gain of 35.5%. Although outstanding on an absolute basis, this result slightly lagged the returns of the Morgan Stanley REIT Index (+36.7%), the Target REIT Composite (+35.9%), a more appropriate benchmark that includes the same 2% cash position held by the fund, and the average peer fund (+36.8%). At the end of the year, the portfolio provided a yield of 5.6%. (This figure includes payments that represent a return of capital by some of the REITs in the portfolio.)

The table below shows the returns of your portfolio and its comparative measures for the past year; for perspective, we also present their annualized returns since the portfolio's inception almost five years ago. Although your portfolio's performance fell somewhat short of that of the average peer for the year, its annualized return since inception exceeds that of its average peer by a small amount. The ending value of a hypothetical $10,000 investment made in the portfolio at its inception is $200 more than would have accumulated for a comparable investment in the average competing fund, but $374 less than the total for the Morgan Stanley REIT Index and $192 less than that for the Target REIT Composite. Please note that the portfolio returns in Vanguard Variable Insurance Fund are higher than those in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

TOTAL RETURNS                                         FEBRUARY 9, 1999,* THROUGH
                                                               DECEMBER 31, 2003
                                                --------------------------------
                                                    AVERAGE          FINAL VALUE
                                      YEAR ENDED     ANNUAL         OF A $10,000
                               DECEMBER 31, 2003     RETURN   INITIAL INVESTMENT
--------------------------------------------------------------------------------
REIT INDEX PORTFOLIO                       35.5%      14.5%              $19,408
Morgan Stanley REIT Index                  36.7       15.0                19,782
Target REIT Composite**                    35.9       14.8                19,600
Average Real Estate Fund+                  36.8       14.3                19,208
--------------------------------------------------------------------------------
*Portfolio inception.
**The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
+Derived from data provided by Lipper Inc.


REITS SCORED SOLID GAINS IN 2003, DESPITE SOME TROUBLING DEVELOPMENTS

The REIT Index Portfolio's 35.5% return marked its best performance in its four full years of history. Since real estate investments are a specialized type of equity investment, their performance is somewhat independent of the ups and downs of the broad stock market. During a year in which the economic and business environments showed signs of sustainable improvement, the Morgan Stanley REIT Index and your portfolio fared quite well.

In fact, despite difficult environmental factors-- such as unusually high rates of office and apartment vacancies--the performance of the Morgan Stanley REIT Index surpassed both the very impressive 31.6% return of the broad stock market, as represented by the Wilshire 5000 Total Market Index, and the 28.7% result of the large-capitalization-dominated Standard & Poor's 500 Index. It was the fourth consecutive year that REITs--which provide the benefit of asset diversification--outperformed the S&P 500 Index and the Wilshire 5000 Index.

All but one of the subsectors in which the portfolio invests had positive returns in 2003. Retail REITs performed strongly due to the steady growth in consumer spending. Apartment REITs were less successful, as the vacancy rate of apartment buildings rose to 6.9%, its highest level since 1988. Many apartment dwellers took advantage of the historically low mortgage rates during the year to stop writing rent checks and become homeowners. Office REITs, despite an increase in the office vacancy rate from 16.0% to 17.1%, recovered nicely from a disappointing 2002 to post solid returns. Hotels and outlet centers also showed strong growth.

A SIMPLE STRATEGY FOR YOUR LONG-TERM INVESTMENT PROGRAM

The stock market's resurgence has made for a much more upbeat report than we've been able to provide for several years--but it has in no way altered the advice we offered to shareholders both before and during the long downturn. In any market environment, the keys to successful long-term investing are balance, diversification, and low costs. Make these principles the foundation of your investment plan, and you'll be positioned to survive--and ultimately thrive--come what may. For investors who value the advantages of holding a portion of their assets in a fund that invests in stocks issued by REITs, the REIT Index Portfolio can play a useful role.

Thank you for investing your assets with Vanguard.

PORTFOLIO PROFILE
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                             TARGET        BROAD
                                              PORTFOLIO      INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                    111         110        5,216
Median Market Cap                                 $2.7B       $2.7B       $29.3B
Price/Earnings Ratio                              20.5x       20.5x        25.6x
Price/Book Ratio                                   2.0x        2.0x         3.1x
Yield                                             5.6%+        5.6%         1.5%
Return on Equity                                   9.8%        9.8%        15.9%
Earnings Growth Rate                              -1.9%       -1.9%         5.3%
Foreign Holdings                                   0.0%        0.0%         0.8%
Turnover Rate                                       12%          --           --
Expense Ratio                                     0.36%          --           --
Short-Term Reserves                                  2%          --           --
--------------------------------------------------------------------------------


----------------------------------------------------------------------
VOLATILITY MEASURES
                                         TARGET                 BROAD
                            PORTFOLIO     INDEX*   PORTFOLIO   INDEX**
----------------------------------------------------------------------
R-Squared                       1.00       1.00        0.21      1.00
Beta                            0.97       1.00        0.27      1.00
----------------------------------------------------------------------


---------------------------------
PORTFOLIO ALLOCATION BY REIT TYPE
---------------------------------
Retail                        25%
Office                        19
Apartments                    19
Industrial                    14
Diversified                   12
Health Care                    6
Hotels                         5
---------------------------------
Total                        100%
---------------------------------



                                               REIT INDEX PORTFOLIO
                                            AS OF DECEMBER 31, 2003
-------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Equity Office Properties Trust REIT                            5.8%
Simon Property Group, Inc. REIT                                4.5
Equity Residential REIT                                        4.1
Vornado Realty Trust REIT                                      3.1
General Growth Properties Inc. REIT                            3.0
ProLogis REIT                                                  2.9
Public Storage, Inc. REIT                                      2.8
Archstone-Smith Trust REIT                                     2.7
Kimco Realty Corp. REIT                                        2.5
Boston Properties, Inc. REIT                                   2.4
-------------------------------------------------------------------
Top Ten                                                       33.8%
-------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


----------------------
INVESTMENT FOCUS

MARKET CAP       SMALL
STYLE            VALUE
----------------------

*Morgan Stanley REIT Index.
**Wilshire 5000 Index.
+This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of return of capital is determined by each REIT only after its fiscal year-end.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
YIELD. A snapshot of a fund's income from interest, dividends, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                         REIT INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.
--------------------------------------------------------------------------------

CUMULATIVE PERFORMANCE FEBRUARY 9, 1999-DECEMBER 31, 2003

[MOUNTAIN CHART]

--------------------------------------------------------------------------------
                                  WILSHIRE     MORGAN      TARGET       AVERAGE
                       VVIF-REIT      5000    STANLEY        REIT   REAL ESTATE
MONTH           YEAR       INDEX     INDEX REIT INDEX   COMPOSITE          FUND
--------------------------------------------------------------------------------
February 9      1999       10000     10000      10000       10000         10000
March           1999        9750     10520       9729        9748          9727
June            1999       10690     11341      10693       10696         10871
September       1999        9850     10591       9828        9849          9871
December        1999        9770     12525       9755        9776          9874
March           2000       10033     13003      10014       10034         10005
June            2000       11058     12420      11053       11056         11100
September       2000       11898     12441      11916       11906         12044
December        2000       12339     11161      12370       12356         12404
March           2001       12265      9783      12311       12300         12161
June            2001       13571     10514      13655       13618         13371
September       2001       13210      8842      13301       13275         12934
December        2001       13836      9936      13958       13918         13497
March           2002       14950     10032      15116       15051         14587
June            2002       15641      8767      15848       15766         15355
September       2002       14314      7293      14440       14393         13958
December        2002       14325      7863      14466       14420         14046
March           2003       14462      7621      14621       14572         14229
June            2003       16247      8878      16468       16375         16089
September       2003       17767      9208      18065       17931         17557
December        2003       19408     10351      19782       19600         19208
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED DECEMBER 31, 2003
                                  -------------------------------    FINAL VALUE
                                           ONE              SINCE   OF A $10,000
                                          YEAR         INCEPTION*     INVESTMENT
--------------------------------------------------------------------------------
REIT Index Portfolio                    35.48%             14.52%        $19,408
Wilshire 5000 Index                     31.64               0.71          10,351
Morgan Stanley REIT Index               36.74              14.97          19,782
Target REIT Composite**                 35.92              14.75          19,600
Average Real Estate FundY               36.75              14.28          19,208
--------------------------------------------------------------------------------
*February 9, 1999.
**The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
+Derived from data provided by Lipper Inc.
Note: See FINANCIAL HIGHLIGHTS table for dividend and capital gains information.


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 9, 1999-DECEMBER 31, 2003

[BAR CHART]
--------------------------------------------------------------------------------
FISCAL YEAR     REIT INDEX PORTFOLIO       MORGAN STANLEY REIT INDEX
       1999                     -2.3                            -2.5
       2000                     26.3                            26.8
       2001                     12.1                            12.8
       2002                      3.5                             3.6
       2003                     35.5                            36.7
--------------------------------------------------------------------------------

ABOUT YOUR PORTFOLIO'S EXPENSES                             REIT INDEX PORTFOLIO
                                                         AS OF DECEMBER 31, 2003

All mutual funds have operating expenses. These expenses include costs for asset management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio. A portfolio's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the portfolio, using the portfolio's actual return and operating expenses for the fiscal year ended December 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the portfolio's peer group, which is derived from data provided by Lipper Inc.

-----------------------------------------------------------------
                  COST OF $10,000       PORTFOLIO     PEER GROUP*
          INVESTMENT IN PORTFOLIO   EXPENSE RATIO   EXPENSE RATIO
-----------------------------------------------------------------
REIT Index Portfolio          $42           0.36%           1.63%
-----------------------------------------------------------------
*Average Real Estate Fund.

The portfolio does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included here, the portfolio's overall expenses would be higher.

You can find more information about the portfolio's expenses, including annual expense ratios since the portfolio's inception, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the portfolio's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2003
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE+
REIT INDEX PORTFOLIO                                      SHARES           (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.0%)
--------------------------------------------------------------------------------
  Equity Office Properties Trust REIT                    602,017          17,248
  Simon Property Group, Inc. REIT                        285,490          13,230
  Equity Residential REIT                                412,788          12,181
  Vornado Realty Trust REIT                              170,290           9,323
  General Growth Properties Inc. REIT                    323,350           8,973
  ProLogis REIT                                          270,610           8,684
  Public Storage, Inc. REIT                              190,046           8,246
  Archstone-Smith Trust REIT                             283,579           7,934
  Kimco Realty Corp. REIT                                165,690           7,415
  Boston Properties, Inc. REIT                           146,800           7,074
  Duke Realty Corp. REIT                                 204,678           6,345
  Rouse Co. REIT                                         133,050           6,253
* Host Marriott Corp. REIT                               476,600           5,872
  Avalonbay Communities, Inc. REIT                       106,100           5,072
  Apartment Investment & Management Co.
    Class A REIT                                         141,970           4,898
  Health Care Properties Investors REIT                   95,550           4,854
  Liberty Property Trust REIT                            119,600           4,652
  Developers Diversified Realty Corp. REIT               130,317           4,375
  AMB Property Corp. REIT                                123,300           4,054
  Hospitality Properties Trust REIT                       94,500           3,901
  United Dominion Realty Trust REIT                      191,200           3,671
  Mack-Cali Realty Corp. REIT                             87,750           3,652
  New Plan Excel Realty Trust REIT                       147,000           3,626
  Regency Centers Corp. REIT                              89,800           3,578
  Chelsea Property Group REIT                             65,200           3,574
  Weingarten Realty Investors REIT                        80,400           3,566
  The Macerich Co. REIT                                   79,500           3,538
  Trizec Properties, Inc. REIT                           227,125           3,498
  Mills Corp. REIT                                        67,000           2,948
  Arden Realty Group, Inc. REIT                           95,750           2,905
  Pan Pacific Retail Properties, Inc. REIT                60,592           2,887
  Federal Realty Investment Trust REIT                    74,000           2,841
  Camden Property Trust REIT                              59,500           2,636
  Ventas, Inc. REIT                                      119,800           2,636
  Health Care Inc. REIT                                   72,600           2,614
  CenterPoint Properties Corp. REIT                       34,600           2,592
  CBL & Associates Properties, Inc. REIT                  45,610           2,577
  Crescent Real Estate, Inc. REIT                        149,700           2,564
  Shurgard Storage Centers, Inc. Class A REIT             67,700           2,549
  BRE Properties Inc. Class A REIT                        74,400           2,485
  SL Green Realty Corp. REIT                              57,600           2,364
  CarrAmerica Realty Corp. REIT                           78,750           2,345
  Healthcare Realty Trust Inc. REIT                       64,600           2,309
  Realty Income Corp. REIT                                56,600           2,264
  Cousins Properties, Inc. REIT                           73,150           2,238
  Essex Property Trust, Inc. REIT                         34,300           2,203
  HRPT Properties Trust REIT                             214,734           2,167
  Reckson Associates Realty Corp. REIT                    87,244           2,120
  Prentiss Properties Trust REIT                          62,800           2,072
  Highwood Properties, Inc. REIT                          80,210           2,037
  First Industrial Realty Trust REIT                      59,500           2,008
  Heritage Property Investment Trust REIT                 68,900           1,960
  Pennsylvania REIT                                       52,665           1,912
  Washington REIT                                         62,100           1,813
  Home Properties, Inc. REIT                              43,800           1,769
  Nationwide Health Properties, Inc. REIT                 88,500           1,730
  Equity One, Inc. REIT                                  102,310           1,727
  Alexandria Real Estate Equities, Inc. REIT              28,800           1,667
  Brandywine Realty Trust REIT                            59,600           1,595
  Post Properties, Inc. REIT                              57,000           1,591
  Colonial Properties Trust REIT                          39,100           1,548
  Capital Automotive REIT                                 48,300           1,546
  Taubman Co. REIT                                        74,200           1,528
  Senior Housing Properties Trust REIT                    88,000           1,516
  Gables Residential Trust REIT                           41,400           1,438
  Kilroy Realty Corp. REIT                                41,570           1,361
  PS Business Parks, Inc. REIT                            32,300           1,333
  Commercial Net Lease Realty REIT                        74,373           1,324
  Manufactured Home Communities, Inc. REIT                33,800           1,273
  Lexington Corporate Properties Trust REIT               60,810           1,228
  Glimcher Realty Trust REIT                              52,400           1,173
  Summit Properties, Inc. REIT                            47,300           1,136
  Sun Communities, Inc. REIT                              27,600           1,068
  Entertainment Properties Trust REIT                     30,200           1,048
  Mid-America Apartment Communities, Inc. REIT            29,500             991
* FelCor Lodging Trust, Inc. REIT                         88,700             983
  Getty Realty Holding Corp. REIT                         37,200             973
  Corporate Office Properties Trust, Inc. REIT            44,400             932
  EastGroup Properties, Inc. REIT                         27,541             892
  Keystone Property Trust REIT                            38,800             857
  Glenborough Realty Trust, Inc. REIT                     42,200             842
  Tanger Factory Outlet Centers, Inc. REIT                19,100             777
  AMLI Residential Properties Trust REIT                  28,500             764
  Sovran Self Storage, Inc. REIT                          20,200             750
  Cornerstone Realty Income Trust, Inc. REIT              83,000             727
  Bedford Property Investors, Inc. REIT                   24,900             713
  Ramco-Gershenson Properties Trust REIT                  24,900             705
  Saul Centers, Inc. REIT                                 23,900             685
  Koger Equity, Inc. REIT                                 32,300             676
  LaSalle Hotel Properties REIT                           35,700             662
  Kramont Realty Trust REIT                               36,300             657
  Parkway Properties Inc. REIT                            15,500             645
  Town & Country Trust REIT                               24,600             624
  Equity Inns, Inc. REIT                                  63,550             575
  U.S. Restaurant Properties, Inc. REIT                   33,600             573
  Investors Real Estate Trust REIT                        56,338             558
  Universal Health Realty Income REIT                     17,647             531
  Acadia Realty Trust REIT                                40,800             510
  Correctional Properties Trust REIT                      16,500             475
  Innkeepers USA Trust REIT                               56,700             475
  Urstadt Biddle Properties Class A REIT                  28,100             398
  Winston Hotels, Inc. REIT                               38,300             391
  Great Lakes, Inc. REIT                                  24,500             385
  Mission West Properties Inc. REIT                       27,100             351
  Boykin Lodging Co. REIT                                 26,100             239
  Associated Estates Realty Corp. REIT                    29,500             216
  American Land Lease, Inc. REIT                          10,640             212
  Sizeler Property Investors, Inc. REIT                   19,500             209
  United Mobile Homes, Inc. REIT                          10,500             179
  Monmouth Real Estate Investment Corp. REIT              20,099             175
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $243,619)                      291,239
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            FACE          MARKET
                                                          AMOUNT          VALUE+
REIT INDEX PORTFOLIO                                       (000)           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  0.98%, 1/2/2004                                         $5,706           5,706
  0.99%, 1/2/2004--Note E                                  4,752           4,752
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $10,458)                                                          10,458
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
  (COST $254,077)                                                        301,697
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                       1,734
Liabilities--Note E                                                      (6,278)
                                                                     -----------
                                                                         (4,544)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 18,468,208 outstanding $.001
  par value shares of beneficial interest
 (unlimited authorization)                                              $297,153
================================================================================
NET ASSET VALUE PER SHARE                                                 $16.09
================================================================================
+See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                        $234,896           $12.72
Undistributed Net
  Investment Income                                       8,682              .47
Accumulated Net Realized Gains                            5,955              .32
Unrealized Appreciation                                  47,620             2.58
--------------------------------------------------------------------------------
NET ASSETS                                             $297,153           $16.09
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
---------------------------------------------------------------
                                           REIT INDEX PORTFOLIO
                                   YEAR ENDED DECEMBER 31, 2003
                                                          (000)
---------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                             $ 9,513
  Interest                                                   81
  Security Lending                                            3
---------------------------------------------------------------
    Total Income                                          9,597
---------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                             53
    Management and Administrative                           660
    Marketing and Distribution                               32
  Custodian Fees                                             24
  Auditing Fees                                              15
  Shareholders' Reports                                      19
---------------------------------------------------------------
    Total Expenses                                          803
---------------------------------------------------------------
NET INVESTMENT INCOME                                     8,794
---------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Capital Gain Distributions Received                     2,607
  Investment Securities Sold                              3,350
---------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                  5,957
---------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                               54,638
---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             $69,389
===============================================================

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------
                                           REIT INDEX PORTFOLIO
                                        YEAR ENDED DECEMBER 31,
                                        -----------------------
                                              2003         2002
                                             (000)        (000)
---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                    $ 8,794      $ 7,191
  Realized Net Gain (Loss)                   5,957        6,908
  Change in Unrealized Appreciation
    (Depreciation)                          54,638      (14,088)
---------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations             69,389           11
---------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                     (7,724)      (4,734
  Realized Capital Gain*                    (6,000)      (1,610
---------------------------------------------------------------
    Total Distributions                    (13,724)      (6,344
---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                    93,385      123,525
  Issued in Lieu of Cash Distributions      13,724        6,344
  Redeemed                                 (45,622)     (39,470
---------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions            61,487       90,399
---------------------------------------------------------------
    Total Increase (Decrease)              117,152       84,066
---------------------------------------------------------------
NET ASSETS
  Beginning of Period                      180,001       95,935
---------------------------------------------------------------
  End of Period                           $297,153     $180,001
===============================================================
(1)Shares Issued (Redeemed)
  Issued                                     6,743        9,329
  Issued in Lieu of Cash Distributions       1,119          479
  Redeemed                                  (3,412)      (3,152
---------------------------------------------------------------
    Net Increase (Decrease) in
      Shares Outstanding                     4,450        6,656
===============================================================
*Includes fiscal 2003 and 2002 short-term gain distributions of $138,000 and $189,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

REIT INDEX PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                              YEAR ENDED
                                                        DECEMBER 31,                           SEPTEMBER 30,  FEB. 8** TO
                                                     ----------------        OCT. 1 TO   -------------------    SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        2003       2002   DEC. 31, 2001*       2001       2000         1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $12.84     $13.03           $12.44     $11.61     $ 9.85       $10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                               .490        .38              .14        .45        .43          .28
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   3.755        .10              .45        .79       1.57         (.43)
-------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                 4.245        .48              .59       1.24       2.00         (.15)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income               (.560)      (.50)              --       (.37)      (.23)          --
  Distributions from Realized Capital Gains          (.435)      (.17)              --       (.04)      (.01)          --
-------------------------------------------------------------------------------------------------------------------------
    Total Distributions                              (.995)      (.67)              --       (.41)      (.24)          --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $16.09     $12.84           $13.03     $12.44     $11.61       $ 9.85
=========================================================================================================================
TOTAL RETURN                                        35.48%      3.53%            4.74%     11.02%     20.79%       -1.50%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $297       $180              $96        $84        $47          $21
  Ratio of Total Expenses to Average Net Assets      0.36%      0.39%           0.39%+       0.39%     0.47%       0.27%+
  Ratio of Net Investment Income to Average
    Net Assets                                       3.97%      4.93%           6.27%+      5.81%      6.30%       6.26%+
  Portfolio Turnover Rate                              12%        20%               3%        10%         6%           4%
=========================================================================================================================

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Dividend income is recorded at management's estimate of the income included in distributions received from the portfolio's REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2003, the portfolio had contributed capital of $45,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.04% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2003, the portfolio had $9,476,000 of ordinary income and $5,429,000 of long-term capital gains available for distribution.

At December 31, 2003, net unrealized appreciation of investment securities for tax purposes was $47,620,000, consisting of unrealized gains of $50,807,000 on securities that had risen in value since their purchase and $3,187,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended December 31, 2003, the portfolio purchased $84,433,000 of investment securities and sold $27,046,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2003, was $4,621,000, for which the portfolio held cash collateral of
$4,752,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of REIT Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2004

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (118)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (118)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (118)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (118)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (116)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (118)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (118)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (118)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (118)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[VANGUARD SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R) and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Russell is a registered trademark of The Frank Russell Company.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

All other marks are the exclusive property of their respective owners.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q680 022004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES.

AUDIT FEES OF THE REGISTRANT
Fiscal Year Ended December 31, 2003: $200,000
Fiscal Year Ended December 31, 2002: $157,000

AGGREGATE AUDIT FEES OF REGISTERED INVESTMENT COMPANIES IN THE VANGUARD GROUP Fiscal Year Ended December 31, 2003: $1,660,800
Fiscal Year Ended December 31, 2002: $1,620,200

(B) AUDIT-RELATED FEES.

Fiscal Year Ended December 31, 2003: $324,460
Fiscal Year Ended December 31, 2002: $420,280
Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(C) TAX FEES.

Fiscal Year Ended December 31, 2003: $409,900
Fiscal Year Ended December 31, 2002: $103,200
Includes fees billed in connection with compliance, planning, and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income, excise, and stamp taxes.

(D) ALL OTHER FEES.

Fiscal Year Ended December 31, 2003: $31,000
Fiscal Year Ended December 31, 2002: $367,500
Includes fees billed in connection with benefit plans and statements, risk management, privacy matters, educational training materials, and other business advisory services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(E) (1) PRE-APPROVAL POLICIES. The policy of the Registrant's Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and permitted non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant's independence.
     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant's independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant's independence.
     The Registrant's Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4)other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant's fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant's engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(G) AGGREGATE NON-AUDIT FEES.

Fiscal Year Ended December 31, 2003: $440,900
Fiscal Year Ended December 31, 2002: $470,700
Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant's independence.


ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) Code of Ethics
         (b) Certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD VARIABLE INSURANCE FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: February 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD VARIABLE INSURANCE FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: February 20, 2004


      VANGUARD VARIABLE INSURANCE FUND

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: February 20, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.